    As filed with the Securities and Exchange Commission on April 26, 2017

                                                File Nos. 333-133425; 811-21892

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-4


     Registration Statement Under The Securities Act of 1933
                          Pre-Effective Amendment No.                                [_]
                          Post-Effective Amendment No. 12                            [X]

                             and/or

  Registration Statement Under the Investment Company Act of 1940
                        Amendment No. 58                                             [X]
                (Check Appropriate Box or Boxes)


                 Genworth Life & Annuity VA Separate Account 2
                          (Exact Name of Registrant)

                  Genworth Life and Annuity Insurance Company
                              (Name of Depositor)

                 6610 W. Broad Street Richmond, Virginia 23230
        (Address of Depositor's Principal Executive Office) (Zip Code)

                                (804) 281-6000
              (Depositor's Telephone Number, Including Area Code)

                            Michael D. Pappas, Esq.
                           Associate General Counsel
                  Genworth Life and Annuity Insurance Company
                             6610 W. Broad Street
                           Richmond, Virginia 23230
                    (Name and Address of Agent for Service)

          -------------------------------------------------

Approximate Date of Proposed Public Offering: Upon the effective date of this Post-Effective Amendment to this Registration Statement

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2017 pursuant to paragraph (b) of Rule 485


[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts.

================================================================================

                 Genworth Life & Annuity VA Separate Account 2
                                Prospectus For
   Flexible Purchase Payment Variable Income with Guaranteed Minimum Income
                   Immediate and Deferred Annuity Contracts

                                  Issued by:
                  Genworth Life and Annuity Insurance Company

--------------------------------------------------------------------------------


This prospectus, dated May 1, 2017, describes individual flexible purchase payment variable income with guaranteed minimum income immediate and deferred annuity contracts (the "contract" or "contracts") for individuals aged 85 and younger at the time the contract is issued. This contract may be issued as a contract qualified to receive certain tax benefits under the Internal Revenue Code of 1986, as amended (the "Code"), or issued as a non-qualified contract under the Code. Genworth Life and Annuity Insurance Company (the "Company," "we," "us," or "our") issues the contract. This contract may be referred to as "MyClearCourse(R)" in our marketing materials.


This prospectus describes all material features and benefits of the contract and provides details about Genworth Life & Annuity VA Separate Account 2 (the "Separate Account") you should know before investing. Please read this prospectus carefully and keep it for future reference.

The contract offers you variable Income Payments with a Guaranteed Payment Floor, provided specified contract conditions are met. As used in this prospectus, "you" or "your" refers to the "owner" or "joint owner."

Before your Income Payments begin, you may surrender or take partial withdrawals from your contract. After Income Payments begin, you may surrender your contract for the Commutation Value. The value of your contract before and after your Income Payments begin will depend on the investment performance of the Total Return Fund (as defined below). You bear the investment risk of allocating payments to this contract, subject to any minimum contract guarantees.


Your purchase payments are allocated to the Subaccount investing in the State Street Variable Insurance Series Funds, Inc. -- Total Return V.I.S. Fund -- Class 3 shares ("Total Return Fund").


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Your contract:

  .  Is NOT a bank deposit

  .  Is NOT FDIC insured

  .  Is NOT insured or endorsed by a bank or any federal government agency

  .  Is NOT available in every state

  .  MAY go down in value.

These contracts are also offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of the Company.


A Statement of Additional Information, dated May 1, 2017, which contains additional information about the contract, has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. If you would like a free copy of the Statement of Additional Information, call us at:


                                 800.352.9910;

                                or write us at:

                            6610 West Broad Street
                              Richmond, VA 23230

The Statement of Additional Information and other material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

Table of Contents

Definitions................................................................  4

Fee Tables.................................................................  6
   Example.................................................................  7

Condensed Financial Information............................................  7

Synopsis...................................................................  7

Investment Results.........................................................  9

The Company................................................................  9

Financial Condition of the Company.........................................  9

The Separate Account....................................................... 10
   The Subaccount and the Total Return Fund................................ 10
   Voting Rights........................................................... 12
   Changes to the Separate Account and the Subaccount...................... 12
   The Subaccount -- Policies and Procedures............................... 13

Charges and Other Deductions............................................... 13
   Deductions from the Separate Account.................................... 13
   Other Charges........................................................... 13

The Contract............................................................... 14
   Purchasing the Contract................................................. 14
   Ownership............................................................... 14
   Annuitant/Joint Annuitant............................................... 15
   Assignment.............................................................. 15
   Purchase Payments....................................................... 15
   Valuation Day and Valuation Period...................................... 15
   Allocation of Purchase Payments......................................... 16
   Valuation of Accumulation Units......................................... 16

Surrender and Partial Withdrawals.......................................... 16
   Surrender and Partial Withdrawals....................................... 16
   Restrictions on Distributions from Certain Contracts.................... 17

Death of Owner and/or Annuitant............................................ 17
   Death Benefit Before the Annuity Commencement Date...................... 17
   Distribution Provisions Upon Death of Owner or Joint Owner.............. 17
   How to Claim Death Proceeds and/or Death Benefit Payments............... 17
   Death Benefit On or After the Annuity Commencement Date................. 19
   Distribution Rules...................................................... 19

Income Payments............................................................ 19
   Monthly Income.......................................................... 20
   Guaranteed Payment Floor................................................ 21
   Commutation of Monthly Income Payments.................................. 21
   Optional Payment Plans.................................................. 22


Tax Matters................................................................ 23
   Introduction............................................................ 23
   Taxation of Non-Qualified Contracts..................................... 23
   Section 1035 Exchanges.................................................. 25
   Qualified Retirement Plans.............................................. 25
   Federal Income Tax Withholding.......................................... 29
   State Income Tax Withholding............................................ 30
   Tax Status of the Company............................................... 30
   Federal Estate, Gift and Generation-Skipping Transfer Taxes............. 30
   Definition of Spouse Under Federal Law.................................. 30
   Annuity Purchases by Residents of Puerto Rico........................... 30
   Annuity Purchases by Nonresident Aliens and Foreign Corporations........ 30
   Foreign Tax Credits..................................................... 30
   Changes in the Law...................................................... 31

Requesting Payments........................................................ 31

Sales of the Contract...................................................... 31

Additional Information..................................................... 32
   Owner Questions......................................................... 32
   Return Privilege........................................................ 32
   State Regulation........................................................ 32
   Evidence of Death, Age, Gender or Survival.............................. 32
   Records and Reports..................................................... 32
   Other Information....................................................... 32
   Exemption to File Periodic Reports...................................... 32
   Unclaimed Property...................................................... 32
   Legal Proceedings....................................................... 33

Table of Contents -- Statement of Additional Information

DEFINITIONS

The following terms are used throughout the prospectus:

Accumulation Unit -- An accounting unit of measure we use to calculate the value in the Subaccount prior to the Annuity Commencement Date.

Adjustment Account -- The account that is established when Monthly Income is calculated on the Annuity Commencement Date.

Annual Income Amount -- The sum of Annual Income Amounts determined for the Subaccount investing in the Total Return Fund. The Annual Income Amount for the Subaccount is equal to the number of Annuity Units multiplied by the Annuity Unit value on the first Valuation Day of each Annuity Year.

Annuitant/Joint Annuitant -- The person(s) whose age and, where appropriate, gender, we use to determine Income Payments. The owner must also be named the Annuitant, unless the owner is not a natural person.

Annuity Commencement Date -- The date on which your Income Payments are scheduled to begin if the Annuitant is living on that date. The Annuity Commencement Date is stated in your contract, unless changed by you in writing in a form acceptable to us.

Annuity Unit -- An accounting unit of measure we use to calculate the amount of the second and each subsequent variable Income Payment.

Annuity Year -- Each one-year period beginning on the Annuity Commencement Date or the annual anniversary of the Annuity Commencement Date.

Assumed Interest Rate -- The interest rate used in calculating variable Income Payment amounts.

Attained Age -- On any date, an individual's age on December 31 of last year.

Code -- The Internal Revenue Code of 1986, as amended.

Commutation -- The right to receive a one-time payment of the remaining period certain Income Payments instead of receiving Monthly Income for the duration of the period certain.

Commutation Value -- A lump sum payment of the present value of Monthly Income remaining in the period certain minus the value of the Adjustment Account.

Contract Date -- The date we issue your contract and your contract becomes effective. Your Contract Date is shown on your contract's data pages. We use the Contract Date to determine contract years and contract anniversaries.

Contract Value -- The total value of all your Accumulation Units in the Subaccount.

Earliest Income Date -- The earliest date you may receive variable income with a Guaranteed Payment Floor purchased with each purchase payment.

General Account -- Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

Gross Withdrawal -- An amount withdrawn from Contract Value including any premium tax assessed.

Guaranteed Payment Floor -- The guaranteed amount of annual income as of the Annuity Commencement Date for the Annuitant.

Guaranteed Payment Floor Factor -- The factor used to calculate the Guaranteed Payment Floor purchased with each purchase payment.

Home Office -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

Income Payment -- One of a series of payments made under either Monthly Income payments upon the Annuity Commencement Date or one of the Optional Payment Plans.

Joint Guaranteed Payment Floor -- The guaranteed amount of annual income as of the Annuity Commencement Date for Joint Annuitants.

Joint Adjustment Factor -- The Guaranteed Payment Floor Factor based on the Annuitant's Attained Age, less the Joint Annuitant's Attained Age.

Level Income Amount -- The amount that would result from applying the Annual Income Amount to a 12-month period certain, fixed single payment immediate annuity. We will declare the interest rate at the start of each Annuity Year.

Monthly Income -- The amount paid by us each month on and after the Annuity Commencement Date. The amount remains constant throughout an Annuity Year. This amount may increase or decrease each Annuity Year.

Separate Account -- Genworth Life & Annuity VA Separate Account 2, a separate account we established to receive Subaccount allocations. The Separate Account is divided into one Subaccount, which invests in shares of the Total Return Fund.

Subaccount -- A division of the Separate Account, which invests exclusively in shares of the Total Return Fund.

Surrender Value -- The value of the contract as of the date we receive your written request to surrender at our Home Office, less any applicable premium tax.

Valuation Day -- Any day on which the New York Stock Exchange is open for regular trading, except for days on which the Total Return Fund does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

FEE TABLES

The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing Contract Value or fully surrendering the contract.

The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, or fully surrender your contract. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
--------------------------------------------------------
Surrender Charge                                   None
--------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including the fees and expenses for the Total Return Fund.

Separate Account Annual Expenses
 (as a percentage of your average daily net assets in the Separate Account)
---------------------------------------------------------------------------
  Mortality and Expense Risk Charge                        1.00%
---------------------------------------------------------------------------
  Account Fees and Expenses                                0.00%
---------------------------------------------------------------------------
Maximum Total Separate Account Annual Expenses             1.00%
---------------------------------------------------------------------------

For information concerning compensation paid for the sale of the contract, see the "Sale of the Contracts" provision of the prospectus.


The next item shows the total annual operating expenses charged by the Total Return Fund for the year ended December 31, 2016. The following expenses are deducted from Total Return Fund assets and include management fees, distribution and/or service (Rule 12b-1) fees, and other expenses. Portfolio expenses are the responsibility of the Portfolio or Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company. More detail concerning the Total Return Fund's fees and expenses is contained in the prospectus for the Total Return Fund.



Total Return Fund Annual Expenses/1/
---------------------------------------------------------
Management Fees                                    0.35%
---------------------------------------------------------
Distribution and Service (Rule 12b-1) Fees/2/      0.25%
---------------------------------------------------------
Other Expenses/3/                                  0.25%
---------------------------------------------------------
Acquired Fund Fees and Expenses                    0.01%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses          0.86%
---------------------------------------------------------
Contractual Fee Waiver/Reimbursement               0.00%
---------------------------------------------------------
Net Annual Portfolio Operating Expenses            0.86%
---------------------------------------------------------



/1/The Portfolio expenses used to prepare this table were provided to the Company by the Total Return Fund. The Company has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2016, subject to possible adjustment for material changes. Current or future expenses may be greater or less than those shown.


/2/The Distribution and Service (Rule 12b-1) Fees of the Total Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.

/3/Other Expenses include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (Rule 12b-1) Fees. Other Expenses also include the Class 3 Investor Service Plan fee (0.20% of the average daily net assets of the Total Return Fund attributable to Class 3 shares).

The expenses for the Total Return Fund are deducted by the Total Return Fund before it provides us with the daily net asset values. We then deduct the Separate Account charges from the net asset value in calculating the unit value of the Subaccount. Management fees and other expenses for the Total Return Fund are more fully described in its prospectus.

Example

This Example is intended to help you compare the costs of investing in this contract with the costs of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract charges, and expenses for the Total Return Fund.

The Example shows the dollar amount of expenses you would bear directly or indirectly if you:

  .  invested $10,000 in the contract for the time periods indicated;

  .  earned a 5% annual return on your investment;

  . surrendered, annuitized, did not surrender or did not annuitize your contract at the end of the stated period; and

  . are assessed Separate Account charges of 1.00%, charged as a percentage of an assumed daily Contract Value of $10,000.

As this is an Example, your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender or annuitization of the contract.


Costs Based on Maximum Annual Portfolio Expenses
------------------------------------------------
1 Year      3 Years     5 Years     10 Years
------      -------     -------     --------
 $189        $585       $1,006       $2,180


Please remember that you are looking at an Example and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. Deductions for premium taxes are not reflected, but may apply.

CONDENSED FINANCIAL INFORMATION

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Total Return Fund and the assessment of Separate Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values. The Accumulation Unit value information for Accumulation Units outstanding for the period shown are as follows:


                                                                                          Number of
                                                        Accumulation      Accumulation  Accumulation
                                                       Unit Values at    Unit Values at   Units at
Subaccounts                                          Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------------------
State Street Variable Insurance Series Funds, Inc.
----------------------------------------------------------------------------------------------------------
  Total Return Fund -- Class 3 Shares                      $13.38            $14.05         9,148     2016
                                                            13.70             13.38         9,148     2015
                                                            13.17             13.70        10,025     2014
                                                            11.60             13.17        11,876     2013
                                                            10.44             11.60        11,876     2012
                                                            10.88             10.44        42,256     2011
                                                            10.05             10.88        28,683     2010
                                                             8.42             10.05        11,667     2009
                                                            12.04              8.42            --     2008
                                                            10.90             12.04            --     2007
----------------------------------------------------------------------------------------------------------


SYNOPSIS

What type of contract am I buying? The contract is an individual flexible purchase payment variable income contract with guaranteed income on an immediate and deferred annuity basis. We may issue it as a contract qualified ("Qualified Contract") under the Code, or as a contract that is not qualified under the Code ("Non-Qualified Contract"). Guarantees made under the Contract are based on our claims paying ability. Because this contract may be used with certain tax qualified retirement plans that offer their own tax deferral benefit, you should consider purchasing the contract for a reason other than tax deferral if you are purchasing this contract as a Qualified Contract. This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your contract. See "The Contract" provision of this prospectus.

How does the contract work? Once we approve your application, we will issue a contract to you. During the Accumulation Period, we will use your purchase payments to buy Accumulation Units under the Separate Account, which will in turn, purchase a minimum guaranteed amount of annual income beginning on or after the Earliest Income Date (Annuity Commencement Date). Should you decide to receive Income

Payments (annuitize the contract or a portion thereof) we will convert all or a portion of the contract being annuitized from Accumulation Units to Annuity Units. See "The Contract" provision of this prospectus.

On the Annuity Commencement Date, we apply your Contract Value to purchase Income Payments. In turn, Income Payments will be made to you each month. Each monthly Income Payment during an Annuity Year is equal in amount. Because we base Income Payments on Subaccount performance, the amount of payments may change from Annuity Year to Annuity Year. However, the amount paid per month will not be less than the Guaranteed Payment Floor, provided all contractual requirements have been satisfied. See "The Contract," the "Benefits at the Annuity Commencement Date" and the "Guaranteed Payment Floor" provisions of this prospectus.

What is the Separate Account? The Separate Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to the Subaccount that invests in the Total Return Fund. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Total Return Fund. You bear the risk of investment gain or loss. See "The Separate Account" provision of this prospectus.

What charges are associated with this contract? We assess a daily charge equal to an effective annual rate of 1.00% against the average daily net assets of the Subaccount. This charge consists of a mortality and expense risk charge.

If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct these amounts from purchase payments or the Contract Value, as applicable. See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions of this prospectus.

The Total Return Fund also has certain expenses. These include management fees and other expenses associated with its daily operations, as well as Rule 12b-1 fees or service share fees. See the "Fee Tables" provision of this prospectus. These expenses are more fully described in the prospectus for the Total Return Fund.

For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision of this prospectus.

We currently do not pay compensation to broker-dealers who sell the contracts; however, we reserve the right to do so in the future. For a discussion, see the "Sale of the Contracts" provision in this prospectus.

How much must I pay and how often? Subject to certain minimum and maximum payments, the amount and frequency of your purchase payments until the Annuity Commencement Date are flexible. See "The Contract -- Purchase Payments" provision of this prospectus.

How will my Income Payments be calculated? We will pay you monthly income beginning on the Annuity Commencement Date provided an Annuitant is still living on that date. You may also decide to take Income Payments under one of the Optional Payment Plans. We will base your initial payment on the Contract Value and other factors. See the "Income Payments" provision of this prospectus.

What happens if I die before the Annuity Commencement Date? An owner must also be an Annuitant, and a joint owner must also be a joint annuitant. Before the Annuity Commencement Date, if an owner dies while the contract is in force, we will treat the designated beneficiary as the sole owner of the contract, subject to certain distribution rules. We may pay a death benefit to the designated beneficiary. See "The Death of Owner and/or Annuitant" provision of this prospectus.

May I surrender the contract or take partial withdrawals? Yes, subject to contract requirements and restrictions imposed under certain retirement plans.

When taking a full surrender or partial withdrawal, you will ordinarily be subject to income tax (except for qualified distributions from a Roth IRA) and, if you are younger than age 59 1/2 at the time of the surrender or partial withdrawal, a 10% Internal Revenue Service ("IRS") penalty tax. A total surrender or a partial withdrawal may also be subject to tax withholding. See the "Tax Matters" provision of this prospectus. A partial withdrawal may reduce the death benefit by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision of this prospectus for more information. A partial withdrawal will reduce the Guaranteed Payment Floor by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value. If Income Payments have not begun and you terminate the contract, you will lose your benefit. See the "Guaranteed Payment Floor" provision of this prospectus.

Do I get a free look at this contract? Yes. You have the right to return the contract to us at our Home Office at the address listed on page 2 of this prospectus within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods) and we will cancel the contract.

If you exercise this right, we will cancel the contract as of the Valuation Day we receive it and send you a refund equal to your Contract Value plus any charges we have deducted from purchase payments prior to their allocation to the Separate Account. Or, if required by the law of your state, we will refund your purchase payments (less any partial withdrawals previously taken). See the "Return Privilege" provision of this prospectus for more information.

When are my allocations effective when purchasing this contract? Within two business days after we receive all the information necessary to process your completed application, we will allocate your initial purchase payment directly to the Subaccount that invests in the Total Return Fund.

What are the federal tax implications of my investment in the contract? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until Income Payments begin. A distribution from the contract, which includes a full surrender, partial withdrawal or payment of a death benefit, will generally result in taxable income (except for qualified distributions from a Roth IRA). In certain circumstances, a 10% IRS penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Tax Matters" provision of this prospectus.

INVESTMENT RESULTS

At times, the Separate Account may present its investment results or compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature and advertisements. We will calculate the results on a total return basis for various periods, assuming Separate Account charges.

Total returns assume an initial investment of $1,000 and include the reinvestment of dividends and capital gains of the Total Return Fund, the Total Return Fund's charges and expenses (including applicable Rule 12b-1 fees and/or service share fees), and the charges associated with the contract, including the mortality and expense risk charge. Premium taxes are not reflected in any of the calculations, but may apply. See the Statement of Additional Information for more information.

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We conduct business in 49 states, the District of Columbia and Bermuda. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is indirectly owned by Genworth Financial, Inc.

FINANCIAL CONDITION OF THE COMPANY

Many financial services companies, including insurance companies, continue to face challenges in this uncertain market environment, and we are not immune to those challenges. We know it is important for you to understand how this market environment may impact your Contract Value and our ability to meet the guarantees under your contract.

Assets in the Separate Account. You assume all of the investment risk for Contract Value allocated to the Subaccount investing in the Total Return Fund. Your Contract Value in the Subaccount is part of the assets of the Separate Account. These assets may not be charged with liabilities arising from any other business that we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Separate Account attributable to your Contract Value and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Separate Account" provision of this prospectus.

Assets in the General Account. Any guarantees under the contract that exceed your Contract Value are paid from our General Account (not the Separate Account). Therefore, any amounts that we may pay under the contract in excess of your value in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue (or have issued) other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. This means that in the event of an insolvency or receivership, you may receive only a portion, or none, of the payments you are due under the contract.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account, while also requiring contract owners to allocate purchase payments to an Investment Strategy if a living benefit rider option has been elected. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include, but are not limited to, bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

The market effects on our investment portfolio have caused us to re-evaluate product offerings. We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles ("GAAP"). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call (800) 352-9910 or write to our Home Office at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on our website at www.genworth.com or on the SEC's website at www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.genworth.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.

THE SEPARATE ACCOUNT

We established the Separate Account as a separate investment account on June 5, 2002. The Separate Account may invest in mutual funds, unit investment trusts, managed separate account, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.

Currently, only one Subaccount of the Separate Account is available for investment under the contract. The Subaccount, in turn, invests exclusively in shares of the Total Return Fund.

The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct.

We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required, manage the Separate Account under the direction of a committee, or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Subaccount and the Total Return Fund

There is currently one Subaccount of the Separate Account offered as an investment option under the contract. The Subaccount invests in Class 3 shares of the Total Return Fund. The Total Return Fund is registered with the SEC as an open-end management investment company under the 1940 Act.


Before investing in the contract, carefully read the prospectus for the Total Return Fund along with this prospectus. You may obtain the most recent prospectus for the Total Return Fund by calling us at (800) 352-9910, or writing us at 6610 West Broad Street, Richmond, Virginia 23230. You may also obtain copies of the prospectus for each Portfolio on our website at www.genworth.com, hover over "Customer Service" and then click on "Prospectuses." We summarize the investment objective of the Total Return Fund in the following paragraph. There is no assurance that the Total Return Fund will meet this objective. We do not guarantee any minimum value for the amounts allocated to the Separate Account. You bear the investment risk of investing in the Total Return Fund.

The investment objective and adviser to the Total Return Fund is as follows:


Investment Objective                    Adviser
--------------------------------------------------------
Seeks the highest total return,  SSGA Funds Management,
composed of current income       Inc.
and capital appreciation, as is
consistent with prudent
investment risk.
--------------------------------------------------------


We will purchase shares of the Total Return Fund at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund at net asset value to pay death benefits, surrender proceeds, and partial withdrawals, to make Income Payments or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Total Return Fund in shares of the Total Return Fund at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund to owners as additional units, but instead reflect them in unit values.


We have entered into a Participation Agreement with State Street Variable Insurance Series Funds, Inc. (the "Fund") setting forth the terms and conditions pursuant to which we purchase and redeem shares of the Total Return Fund. The discussion that follows reflects the terms of the current agreement. Shares of the Total Return Fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold directly to qualified pension and retirement plans. Subject to certain exceptions, the Fund and its principal underwriter may reject any order to purchase shares of any class of the Total Return Fund.

A potential for certain conflicts exists between the interests of contract owners and owners of variable life insurance policies issued by us or owners of variable life insurance policies or variable annuity contracts issued by other insurance companies who may invest in the Total Return Fund. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension or retirement plan that might invest in the Total Return Fund. To the extent that such classes of investors are invested in the Total Return Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Fund currently does not foresee any such disadvantage to owners. Nonetheless, the Board of Directors of the Fund monitors the Total Return Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting contract owners is determined to exist, we will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, the Subaccount might be required to withdraw its investment in the Total Return Fund and substitute shares of a different mutual fund. This might force the Total Return Fund to sell its portfolio securities at a disadvantageous price.

We have entered into an Administrative Service Agreement with SSGA Funds Management, Inc. ("SSGA") to compensate us for providing services in the nature of "personal service and/or the maintenance of shareholder accounts" as referenced in NASD Conduct Rule 2830(b)(9) and certain other administrative services delineated therein relating to the Total Return Fund. SSGA has agreed to pay us an amount equal to 0.05% (for Class 3 shares) of the average daily net assets of the Separate Account invested in the Total Return Fund on an annual basis. Payment of these amounts is not an additional charge to you by the Total Return Fund or by us, but is paid from SSGA out of its own resources.

Pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of the Fund adopted a Distribution and Service (Rule 12b-1) Plan (the "Distribution Plan") pursuant to which the Total Return Fund may compensate Capital Brokerage Corporation for performing certain services and incurring certain expenses in promoting and distributing the Total Return Fund. Pursuant to an agreement between the Fund and its principal underwriter, and an agreement between such principal underwriter and Capital Brokerage Corporation, the Total Return Fund pays Capital Brokerage Corporation for such services at a maximum rate of 0.25% of the average daily net assets of the Separate Account invested in Class 3 shares of the Total Return Fund. In addition, the Distribution Plan covers payments made under the Class 3 Investor Service Plan (as described below) in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares. The Distribution Plan and related agreement, as each may be amended from time to time, were effective May 1, 2006.

On May 1, 2009, the Fund adopted an Investor Service Plan with respect to Class 3 shares of the Total Return Fund ("Class 3 Investor Service Plan"). Under the Class 3 Investor Service Plan, the Fund, on behalf of the Total Return Fund, may compensate a life insurance company that offers Class 3 shares of the Total Return Fund as an investment option in its variable annuity contracts for certain services provided to owners of such contracts. The amount of compensation paid under the Class 3 Investor Service Plan by the Total Return Fund may not exceed the annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to such share class.

Effective May 1, 2009, we entered into an Investor Services Agreement -- Class 3 Shares ("Investor Services Agreement") with the Fund to compensate us for certain account maintenance, record keeping and other administrative services relating to the contracts for which the Total Return Fund would otherwise have to pay if not provided by us. Under the Investor Services Agreement, we are paid at the end of each calendar quarter an amount equal to, on an annual basis, 0.20% of the average daily net assets of the Separate Account invested in Class 3 shares of the Total Return Fund.

In addition to the asset-based payments for administrative and other services described above, SSGA may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide SSGA with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.


Voting Rights

As required by law, we will vote the shares of the Total Return Fund held in the Separate Account at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

Whenever the Total Return Fund calls a shareholder meeting, owners will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Total Return Fund will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Total Return Fund shares for which no instructions are received (or instructions that are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

This type of voting, often referred to as "proportional voting," permits all contract owners in this contract, as well as contract owners from other variable annuity contracts and variable life insurance policies who have assets allocated to subaccounts which invest in the Total Return Fund ("Beneficial Shareholders") to participate in the voting process.

Proportional voting does not require a predetermined number of votes for a quorum and, if the majority Beneficial Shareholders do not participate in the voting process, minority Beneficial Shareholders can determine the result.

Since the Total Return Fund may engage in shared funding, other persons or entities besides us may vote shares of the Total Return Fund.

Changes to the Separate Account and the Subaccount

We reserve the right, within the law, to make additions, deletions and substitutions for the Total Return Fund. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of the Total Return Fund should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the Total Return Fund and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the Total Return Fund; however, we reserve our right to do so should the Total Return Fund become inappropriate to maintain the guarantees under the contract. We will only substitute the Total Return Fund with an equity based investment option should we exercise our right to substitute the Total Return Fund in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary approval of the SEC in accordance with the 1940 Act.


We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of the Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary approval of the SEC. Not all subaccounts may be available to all classes of contracts.


If permitted by law, we may create new separate accounts; deregister the Separate Account under the 1940 Act in the event such registration is no longer required; manage the Separate Account under the direction of committee; or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Subaccount -- Policies and Procedures

We have not adopted policies and procedures with regard to frequent trading for this product. This product is unique compared to other variable annuity products because it has only one Subaccount investing in one portfolio.

The Total Return Fund may refuse purchase payments for any reason. In such case, if we cannot make the purchase request on the date you allocate assets, your assets will be returned to you.

CHARGES AND OTHER DEDUCTIONS

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We currently do not pay commissions to the broker-dealers for selling this contract, but we reserve the right to do so in the future. We intend to recover the cost of marketing, administering and other costs associated with the benefits of the contracts through fees and charges imposed under the contracts. Please see the discussion below and in the "Sales of the Contract" provision of this prospectus.

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

  .  processing applications for and issuing the contracts;

  .  maintaining records;

  .  administering Income Payments;

  . furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

  .  reconciling and depositing cash receipts;

  .  providing tax forms;

  .  providing contract confirmations and periodic statements;

  .  providing toll-free inquiry services; and

  .  furnishing telephone and internet transaction services.

The risks we assume include:

  . the risk that the actual life-span of persons receiving Income Payments under contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and

  . the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed by us).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the contract. We may also realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Deductions from the Separate Account

We deduct from the Subaccount in the Separate Account an amount, computed daily, equal to an effective annual rate of 1.00% of the average daily net assets of the Subaccount. We assess this charge when we compute the net investment factor. The charge reduces the value of Accumulation Units and Annuity Units. The charge consists of a mortality and expense risk charge.
These deductions from the Separate Account are reflected in your Contract Value.

Other Charges

Deductions for Taxes

We will deduct charges for any premium tax or other tax levied by any governmental entity from purchase payments or Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include full surrenders, partial withdrawals, Income Payments and death benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

Portfolio Charges

The Total Return Fund incurs certain fees and expenses. These include management fees and other expenses associated with the daily operation of the Total Return Fund, as well as Rule 12b-1 fees and/or service share fees, if applicable. To pay for these expenses, the Total Return Fund makes deductions from its assets. Portfolio expenses are the responsibility of the Total Return Fund and are more fully described in the prospectus for the Total Return Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company.

THE CONTRACT

The contract is an individual flexible purchase payment variable income with guaranteed minimum income immediate and deferred annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects what applies to you.

Purchasing the Contract

You may purchase the contract through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We then send the contract to you directly or through your sales representative. See the "Sales of the Contract" provision of this prospectus.

If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial purchase payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within five business days, we will inform you of the reasons, and will return your purchase payment immediately, unless you specifically authorize us to keep it until the application is complete. Once you complete your application, we must apply the initial purchase payment within two business days. We apply any additional purchase payments you make on the Valuation Day we receive them at our Home Office.

There may be delays in our receipt of an application that are outside of our control (for example, because of the failure of the selling broker-dealer or authorized sales representative to forward the application to us promptly). Any such delays will affect when your contract can be issued and your purchase payment applied.

To apply for a contract, you must be of legal age in a state where we may lawfully sell the contracts and, if part of a plan, you must also be eligible to participate in any of the qualified or non-qualified retirement plans for which we designed the contracts. The Annuitant(s) cannot be older than age 85 at the time of application, unless we approve a different age. Various firms and financial institutions that sell our products have their own guidelines on when certain products are suitable and may impose issue age restrictions which are younger than those stated in our contracts. We neither influence nor agree or disagree with the age restrictions imposed by firms and financial institutions.

This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefit, and other non-tax related benefits. Please consult a tax adviser in order to determine whether this contract is an appropriate investment for you.

Purchasing the contract through a tax-free "Section 1035" exchange. Section 1035 of the Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can use the proceeds from another annuity contract to make purchase payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract or policy. You may have to pay a surrender charge under your current contract or policy to exchange it for this contract. The fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract or policy. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest.

Ownership

As owner(s), you have all rights under the contract, subject to the rights of any irrevocable beneficiary. Ownership rights may be restricted by court orders, child support or tax collection actions or other legal proceedings.

Two persons may apply as joint owners for a Non-Qualified Contract. A joint owner may not be named for a Qualified Contract. Joint owners have equal undivided interests in their contract. This means that each may exercise any ownership rights on behalf of the other, except ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information if joint ownership is requested after the contract is issued.

Subject to any restrictions stated below, before the Annuity Commencement Date, you may change:

  .  your Annuity Commencement Date;

  .  your Optional Payment Plan; and

  . your primary beneficiary and/or contingent beneficiary (unless the primary beneficiary or contingent beneficiary is named as an irrevocable beneficiary), upon written notice to our Home Office, provided an Annuitant is living at the time of the request. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue. In addition, during an Annuitant's life, you can change any non-natural owner to another non-natural owner. Changing the non-natural owner may have negative tax consequences and you should consult a tax adviser before doing so.

We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change.

Annuitant/Joint Annuitant

An Annuitant must be named and the Annuitant must be the same person as the owner, unless the owner is a non-natural entity, such as a trust. In addition, if there are joint owners, the joint owner must be named a Joint Annuitant. Any joint owner added after the contract is issued must be the owner's spouse. If an owner adds his or her spouse as joint owner and/or Joint Annuitant, such addition can only take place prior to the Annuity Commencement Date.

Assignment

An owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract with our consent. An assignment must occur before any Income Payments begin and while an Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

If a Non-Qualified Contract is assigned or sold, unless under an involuntary assignment affected by legal process, the Guaranteed Payment Floor will reduce to zero and cannot be increased. See the "Guaranteed Payment Floor" provision of this prospectus.

IRAs and other Qualified Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. See the "Tax Matters" provision of this prospectus.

Purchase Payments

You may make purchase payments to us at any frequency and in the amount you select, subject to certain restrictions. You must obtain our prior approval before you make total purchase payments for any Annuitant age 79 or younger that exceed $2,000,000 in the aggregate in any variable annuity contracts issued by the Company or any of its affiliates. If any Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000 in the aggregate in any variable annuity contracts issued by the Company or any of its affiliates. Purchase payments may be made at any time prior the Annuity Commencement Date, the surrender of the contract, or the death of the owner (or joint owner, if applicable), whichever comes first. We reserve the right to refuse to accept a purchase payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

The minimum initial purchase payment is $5,000 ($2,000 if your contract is a IRA contract). Each additional purchase payment must be at least $500 for Non-Qualified Contracts ($200 if paid by electronic fund transfers), $50 for IRA contracts, and $100 for other Qualified Contracts.

Valuation Day and Valuation Period

We will value Accumulation Units and Annuity Units once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

Allocation of Purchase Payments

We place purchase payments into the Subaccount that invests in the Total Return Fund.

Upon allocation to the Subaccount, we convert purchase payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which we receive any additional purchase payment at our Home Office.

Valuation of Accumulation Units

Partial withdrawals, full surrenders and/or payment of a death benefit all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions relating to the event.

The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the Subaccount for any Valuation Period reflects the change in the net asset value per share of the Total Return Fund from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, we take into account a charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Total Return Fund because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. See the Statement of Additional Information for more details.

SURRENDER AND PARTIAL WITHDRAWALS

Surrender and Partial Withdrawals

We will allow you to totally surrender your contract or withdraw a portion of your Contract Value at any time before the Annuity Commencement Date upon your written request, subject to the conditions discussed below.

We will not permit a partial withdrawal that is less than $100 or a partial withdrawal which would reduce your Contract Value to less than $1,000. If your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. Different limits and other restrictions may apply to Qualified Contracts.

The amount payable on surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

   (1) the Contract Value on the Valuation Day we receive a request for surrender; less

   (2) any applicable premium tax.

We may pay the Surrender Value in a lump sum or under one of the Optional Payment Plans specified in the contract, based on your instructions.

When taking a partial withdrawal, any applicable premium tax will be taken from the amount withdrawn unless otherwise requested.

We will delay making a payment if:

   (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed;

   (2) on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

   (3) an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

   (4) the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

Please remember that partial withdrawals will reduce your death benefit by the proportion that the partial withdrawal (including any applicable premium tax assessed) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision of this prospectus. A partial withdrawal will reduce the Guaranteed Payment Floor by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value.

Partial withdrawals and surrenders may be subject to ordinary income tax and, if taken prior to age 59 1/2, an additional 10% IRS penalty tax. A surrender or partial withdrawal may also be subject to income tax withholding. See the "Tax Matters" provision of this prospectus.

Telephone Withdrawals. You may take partial withdrawals under your contract by writing us in a form acceptable to us, or calling us provided we received your prior written authorization to take partial withdrawals over the telephone at our Home Office. You can only surrender your contract by writing our Home Office.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

  . Requiring you or a third party you authorize to provide some form of personal identification before we act on the telephone instructions;

  . Confirming the telephone transaction in writing to you or a third party you authorized; and/or

  .  Tape-recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit telephone withdrawals. To request a telephone withdrawal, please call us at 800.352.9910.

Restrictions on Distributions from Certain Contracts

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program to surrender their interest in a variable annuity contract issued under the Texas Optional Retirement Program only upon:

   (1) termination of employment in the Texas public institutions of higher education;

   (2) retirement;

   (3) death; or

   (4) the participant's attainment of age 70 1/2.

If your contract is issued to a Texas Optional Retirement Program, you must furnish us proof that one of these four events has occurred before we distribute any amounts from your contract.

DEATH OF OWNER AND/OR ANNUITANT

Death Benefit Before the Annuity Commencement Date

If any owner dies prior to the Annuity Commencement Date, the amount of proceeds payable will be the Contract Value as of the first Valuation Day on which we receive a request for surrender or choice of applicable payment choice, due proof of death and any required forms at our Home Office.

If the owner is a non-natural entity, and any Annuitant dies before the Annuity Commencement Date, the amount of proceeds payable is the death benefit (as defined below). Upon receipt of due proof of an Annuitant's death and all required forms (generally, due proof of death is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in this prospectus.

The "death benefit" available is equal to the Contract Value on the first Valuation Day we have received proof of death and all required forms at our Home Office.

Distribution Provisions Upon Death of Owner or Joint Owner

In certain circumstances, federal tax law requires that distributions be made under this contract. Except as described below in the "Distribution Rules" provision, a distribution is required upon the death of:

   (1) an owner or joint owner; or

   (2) the Annuitant or Joint Annuitant if the owner is a non-natural entity.

The discussion below describes the methods available for distributing the value of the contract upon death.

How to Claim Proceeds and/or Death Benefit Payments

At the death of an owner (or any Annuitant if the owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:

   (1) owner or joint owner;

   (2) primary beneficiary;

   (3) contingent beneficiary;

   (4) owner or joint owner's estate.

The designated beneficiary will be treated thereafter as the sole owner of the contract. The designated beneficiary may choose one of the payment choices described below, or a default payment choice will apply if no such election is made. For purposes of this provision, if there is more than one primary beneficiary named, each one will be treated separately with respect to their portion of the contract. Thus, in cases where there are multiple designated beneficiaries, once all required information is received, each designated beneficiary will be allocated their share of the proceeds in accordance with the terms of the contract and as specified by the owner. Then, each designated beneficiary may elect one of the payment choices below or have the default payment choice apply. If there is no primary beneficiary(ies) alive or in existence at the time of the death, all proceeds will be then payable to any named contingent beneficiary(ies).

We should be notified immediately by telephone or in writing upon the death of an owner or Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional purchase payments will be accepted. Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named designated beneficiary(ies) and any other information necessary to process applicable proceeds.

Payment Choices. The designated beneficiary may elect the form in which the proceeds will be paid from the following payment choices (and if no election is made, the default payment choice described below will apply):

   (1) receive the proceeds in a lump sum;

   (2) receive the proceeds over a period of five years following the date of death. At the end of the five year period, any remaining amounts will be distributed in a lump sum (if the designated beneficiary dies before all payments have been distributed, the remaining proceeds will be paid to the person or entity named by the designated beneficiary or to his or her estate if no person or entity is named);

   (3) elect Optional Payment Plan 1 or 2 as described in the "Optional Payment Plans" provision of this prospectus. If elected, payments must commence no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary's life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary's life expectancy;

   (4) elect to receive Monthly Income; or

   (5) if the designated beneficiary is the spouse of a deceased owner, he or she may continue his or her portion of the contract as the owner. If the surviving spouse elects to continue the contract, the terms of the contract will continue, except that:

      (1) the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor determined as of the date of the death of the deceased owner;

      (2) no additional purchase payments will be accepted; and

      (3) there will be no further step-up of the Guaranteed Payment Floor.

If a designated beneficiary makes no election within 60 days following receipt of due proof of death and all required forms at our Home Office, payments will be made over a period of five years following the date of death.

If the designated beneficiary who is not the surviving spouse of the deceased elects to receive Monthly Income, under payment choice 4 above, then payments may be made provided that:

   (1) the first Monthly Income payment must be paid no later than one year after the date of death;

   (2) the period certain for the income plan is shorter than the designated beneficiary's life expectancy as determined by the Internal Revenue Service; and

   (3) the Earliest Income Date is less than one year after the date of death.

In addition, the following will apply:

   (1) the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor determined as of the date of the death of the deceased owner;

   (2) no additional purchase payments will be accepted; and

   (3) there will be no further step-up of the Guaranteed Payment Floor.

Death Benefit On or After the Annuity Commencement Date

If any Annuitant dies on or after the Annuity Commencement Date, Income Payments will be made as stated in the section discussing Income Payments. See the "Income Payments" and "Distribution Rules" provisions of this prospectus.

Distribution Rules

When Death Occurs Before the Annuity Commencement Date and the Beneficiary is the Surviving Spouse

The distribution rules below apply to Non-Qualified Contracts that are generally treated as annuity contracts under the Code. These rules do not apply to Qualified Contracts or contracts held by charitable remainder trusts and certain other entities. Contracts that are not subject to these rules may be subject to other distribution rules. See the "Tax Matters" provision of this prospectus. If the sole designated beneficiary is the surviving spouse of the deceased owner, the surviving spouse may elect to continue the contract with the surviving spouse as the owner. If the deceased owner was also an Annuitant or Joint Annuitant, the surviving spouse will automatically become the new sole Annuitant. As the new named owner and Annuitant, the surviving spouse may exercise all rights as stated in the contract. Any other surviving Joint Annuitant will be removed from the contract. Should the surviving spouse remarry, the new spouse may not exercise this provision at the death of the surviving spouse. If the surviving spouse is one of multiple designated beneficiaries, the surviving spouse may only continue the contract with the proportion allocated to him or her by the owner as stated on the application or later in writing in a form acceptable to us.

If the designated beneficiary(ies) is not the surviving spouse of the deceased, the designated beneficiary(ies) may not continue the contract indefinitely. If payment choice 1 or 2 is elected, the proceeds from the contract must be distributed within five years of the date of death. If payment choice 3 or 4 is elected (within 60 days following receipt of due proof of death and all required forms at our Home Office), payments will begin within one year of the date of the deceased owner's death and extend over the designated beneficiary's life or a period not longer than the designated beneficiary's life expectancy.

When Death Occurs On or After the Annuity Commencement Date

If the last surviving Annuitant dies on or after the Annuity Commencement Date, Monthly Income will be paid under the contract at least as rapidly as under the method of distribution in effect at the time of death, notwithstanding any other provision of the contract; i.e., unless accelerated in accordance with the contract terms, Income Payments will continue to the beneficiary under the distribution method in effect at the time of death. Or, if chosen, the death benefit may be paid in a lump sum.

The lump sum amount will be the greater of (1) and (2) where:

   (1) is the present value of the Guaranteed Payment Floor for the number of years remaining in the period certain; and

   (2) is the present value of the Annual Income Amount for the number of years remaining in the period certain.

Present value will be calculated at rate of 1% above the Assumed Interest Rate at which the payments and Annuity Units were calculated. We will calculate the present value on the Valuation Day that we receive due proof of death and all required forms at our Home Office.

INCOME PAYMENTS

The Annuity Commencement Date is the date Income Payments begin under the contract, provided an Annuitant is still living on that date. You select the Annuity Commencement Date at contract issue, which may be any Valuation Day after the first Valuation Day under the contract. Prior to the date that Monthly Income begins, you may change the Annuity Commencement Date to any Valuation Day after the First Valuation Day under the contract, so long as the new Annuity Commencement Date is not a date beyond the latest permitted Annuity Commencement Date. The latest Annuity Commencement Date we currently permit may not be a date beyond the younger Annuitant's 90th birthday, unless we consent to a later date. We reserve the right to discontinue to allow the deferral of the Annuity Commencement Date at any time and without prior notice. Any consent for a new Annuity Commencement Date will be provided on a non-discriminatory basis. The Guaranteed Payment Floor is zero if the Annuity Commencement Date is prior to the Earliest Income Date.

To change the Annuity Commencement Date, send a written notice to our Home Office at least 30 days prior to the proposed new Annuity Commencement Date. If you change the Annuity Commencement, and we consent to the new Annuity Commencement Date, the Annuity Commencement Date will mean the new Annuity Commencement Date you selected.

An Annuity Commencement Date that occurs or is scheduled to occur at an advanced age (e.g., past age 85) may, in certain circumstances, have adverse income tax consequences. See the "Tax Matters" provision of this prospectus. Contracts issued to qualified retirement plans provide for Income Payments to start on the date and under the option specified by the plan.

Monthly Income

We will begin making Monthly Income payments to you on the Annuity Commencement Date. Monthly Income will not vary during an Annuity Year.

Currently, we will pay an income benefit in the form of a Life Income with a 20 or 23 Year period certain. Other income plans may be available upon request. If you change your income plan to another income plan after the contract is issued, the Guaranteed Payment Floor will be zero. Adding a spousal Joint Annuitant is not considered a change in income plan. You may only change your income plan prior to the Annuity Commencement Date.

Payments will continue for the life of the Annuitant under the Life Income with period certain plan if he or she lives longer than the period certain. If the Annuitant dies before the end of the period certain, we will continue the remaining payments for the remaining period to you or to the designated payee. Payments will continue for the life of the surviving Annuitant under the Joint Life and Survivor Income with period certain plan if any Annuitant lives longer than the period certain. If both Annuitants die before the end of the period certain, the remaining payments will be paid to you or another payee you have designated.

The Initial Monthly Income Payment. We determine the initial Monthly Income payment by taking the greater of:

   (1) the Guaranteed Payment Floor divided by 12; and

   (2) the Level Income Amount.

The Annual Income Amount is used to determine the Level Income Amount. The Level Income Amount is the monthly amount that would result from applying the Annual Income Amount to a twelve month, period certain, fixed single payment immediate annuity.

The initial Annual Income Amount for the Subaccount is equal to (1) multiplied by (2), divided by (3), where:

   (1) is the annual payment rate per $1,000 for your income plan using the Settlement Age(s) of the Annuitant and any Joint Annuitant as of the Annuity Commencement Date;

   (2) is the Annuity Commencement Value, less any premium tax; and

   (3) is $1,000.

Annual payments rates are based on the Annuity 2000 Mortality Tables using an assumed interest rate of 3%.

On the Annuity Commencement Date, if any Monthly Income would be $100 or less, we reserve the right to reduce the frequency of payments to an interval that would result in each amount being at least $100. If the annual payment would be less than $100, we will pay the Annuity Commencement Value and the contract will terminate on the Annuity Commencement Date.

Subsequent Monthly Income Payments. Monthly Income in subsequent Annuity Years will be calculated as of the first Valuation Day of each Annuity Year and is equal to the greater of (1) and (2) where:

   (1) is the subsequent Level Income Amount, minus any value in the Adjustment Account as of the date the last Monthly Income was paid divided by twelve; and

   (2) is the Guaranteed Payment Floor divided by twelve.

The Annual Income Amount is used to determine the Level Income Amount. The Annual Income Amount in subsequent Annuity Years is determined by means of Annuity Units.

The number of Annuity Units will be determined on the Annuity Commencement Date. The number of Annuity Units for the Subaccount is (1) divided by (2) where:

   (1) is the initial Annual Income Amount from the Subaccount; and

   (2) is the Annuity Unit value for the Subaccount as of the Annuity Commencement Date.

The Annual Income Amount for the Subaccount in each subsequent Annuity Year is the number of Annuity Units for the Subaccount multiplied by the Annuity Unit value for the Subaccount on the first Valuation Day of each Annuity Year. The Annual Income Amount for each subsequent Annuity Year is equal to the sum of Annual Income Amounts for the Subaccount.

The Annual Income Amount may be greater or less than the Annual Income Amount in the first Annuity Year. We guarantee that the Annual Income Amount in subsequent Annuity Years will not be affected by variations in mortality assumptions on which the Annual Income Amount in the first Annuity Year is based.

Determination of Annuity Unit Value. The Annuity Unit value for the Subaccount for any Valuation Period is equal to the Annuity Unit value for the Subaccount for the preceding Valuation Period multiplied by the product of (1) and (2), where:

   (1) is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated; and

   (2) is an Assumed Interest Rate factor equal to .99991902 raised to a power equal to the number of days in the Valuation Period.

The Assumed Interest Rate factor in (2) is the daily equivalent of dividing (i) one by (ii) one plus the Assumed Interest Rate of 3%. If a plan with a different Assumed Interest Rate is used to determine the initial payment, a different Assumed Interest Rate factor will be used to determine subsequent payments.

Adjustment Account. An adjustment account is established on the Annuity Commencement Date. The value of the Adjustment Account on the Annuity Commencement Date is the greater of (1) and (2), where:

   (1) is zero (0); and

   (2) is the Guaranteed Payment Floor, minus twelve multiplied by the initial Level Income Amount.

The value of the Adjustment Account in subsequent Annuity Years is the greater of (1) and (2), where:

   (1) is zero (0); and

   (2) is the value of the Adjustment Account as of the prior Annuity Year, plus twelve multiplied by the Monthly Income for the current Annuity Year, minus twelve multiplied by the Level Income Amount for the current Annuity Year.

Guaranteed Payment Floor

Your initial purchase payment purchases a minimum guaranteed amount of annual income paid monthly beginning on or after the Annuity Commencement Date.

The initial Guaranteed Payment Floor is determined at the time the initial purchase payment is received. All or part of the initial Guaranteed Payment Floor may be carried over from another annuity contract. Purchase payments that do not benefit from a higher carried over Guaranteed Payment Floor will receive an initial Guaranteed Payment Floor determined by multiplying the initial purchase payment by the Guaranteed Payment Floor Factor for the Annuitant's Attained Age on the date the contract is issued as shown in your contract.

The Guaranteed Payment Floor does not change unless there are additional purchase payments, Gross Withdrawals, a step-up of Guaranteed Payment Floor or the death of an owner.

If you make additional purchase payments, your Guaranteed Payment Floor will be increased. The amount of increase in the Guaranteed Payment Floor will be (1) multiplied by (2), where:

   (1) is the additional purchase payment amount; and

   (2) is the Guaranteed Payment Floor Factor for the Annuitant's Attained Age on the Valuation Day the purchase payment is received.

If approved by us, the above increase may be greater if a Guaranteed Payment Floor amount is carried over from another annuity contract. In addition, we reserve the right to change the table of Guaranteed Payment Floor Factors as of January 1 of each calendar year. We will send you the new table before the effective date of the change. Any change in the Guaranteed Payment Floor
Factors will apply to purchase payments received on or after the table is changed. Any change in the Guaranteed Payment Floor Factors will not affect your Guaranteed Payment Floor purchased before the effective date of the change.

Your Guaranteed Payment Floor may increase each year on the Annuitant's birthday. If the Annuitant's birthday does not fall on a Valuation Day, we will calculate the increase, if any, on the next Valuation Day. The Guaranteed Payment Floor on that date is equal to the greater of (1) and (2), where:

   (1) is the Guaranteed Payment Floor prior to the Annuitant's birthday; and

   (2) is (a) multiplied by (b), where:

       a. is the Guaranteed Payment Floor Factor on the Annuitant's birthday for the Annuitant's Attained Age; and

       b. is the Contract Value on the first Valuation Day on or after the Annuitant's birthday.

The Guaranteed Payment Floor will be adjusted to reflect the amount withdrawn by reducing the Guaranteed Payment Floor in the same proportion that the Contract Value is reduced by the Gross Withdrawal.

If on the Annuity Commencement Date there is a Joint Annuitant, the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor.

Commutation of Monthly Income Payments

After the Annuity Commencement Date and prior to the end of the period certain, you may elect to commute the remaining period certain payments. The Commutation Value is as of any Valuation Day we receive a written request for Commutation at our Home Office (the "Commutation Date"). Once the period certain is complete, there is no commuted value. However, should the Annuitant live beyond the period certain, Monthly Income payments will resume.

The Commutation Value is equal to (1) minus (2), where:

   (1) is the present value of the Annual Income Amount for the number of years remaining in the period certain as of the effective date of the lump sum payment; and

   (2) is the Adjustment Account as of the effective date of the lump sum payment.

Present value will be calculated using the Assumed Interest Rate, plus the total Separate Account charges. The effective date of the lump sum payment will be the Valuation Day that we receive your written request to apply this provision in a form acceptable to us at our Home Office.

Important Note on Commutation: Please consider your options carefully before you elect to commute your Monthly Income payments and receive the Commutation Value. Because the payment you will receive is based on the number of years remaining in the period certain, you will lose the opportunity to receive a potentially significant amount of Monthly Income. Please consider, also, the adverse effect commuting your period certain Income Payments may have on your beneficiaries or designated payees.

Optional Payment Plans

Death proceeds or surrender value may be paid in one payment or, subject to the limitations below, left with us and paid under an optional payment plan ("Optional Payment Plan"). Proceeds paid under an Optional Payment Plan do not include Monthly Income payments payable upon the Annuity Commencement Date.

During the Annuitant's life, and before Income Payments begin, you (or the designated beneficiary at your death) can choose an Optional Payment Plan. If you change a designated beneficiary, your Optional Payment Plan selection will remain in effect unless you make a new selection. Any election or change in an Optional Payment Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the owner or Annuitant, your designated beneficiary can choose an Optional Payment Plan when we pay the Death Benefit. See "The Death Benefit" provision of this prospectus.

The Optional Payment Plans listed below are available as either a fixed or variable income option. You must select one or the other; a combination is not permitted.

Fixed Income Options Under an Optional Payment Plan. Fixed Income Payments will begin on the date selected. All amounts are transferred to our General Account and payments made will equal or exceed those required by the state where the contract is issued.

Variable Income Options Under an Optional Payment Plan. Variable Income Payments will begin within seven days of the requested start date. Variable Income Payments after the first will reflect the investment experience of the Subaccount. No minimum amount is guaranteed. Income Payments begin after the date we receive due proof of any owner's (or Annuitant's) death or a surrender. We will determine your variable Income Payments in the manner described in the "Death Benefit Before the Annuity Commencement Date" provision of this prospectus.

The following Optional Payment Plans are available under the contract:

   Optional Payment Plan 1 -- Life Income with Period Certain. This option guarantees periodic payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating Income Payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

   Optional Payment Plan 2 -- Joint Life and Survivor Income. This option provides for periodic payments to be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10 year period at the same rate used in calculating Income Payments. We will pay the discounted amount in a lump sum to the survivor's estate, unless otherwise provided.

If the payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan.

Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 2 (Joint Life and Survivor Income) are not redeemable.

TAX MATTERS

Introduction

This part of the prospectus discusses the federal income tax treatment of the contract. The federal income tax treatment of the contract is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances.

This discussion is general in nature and is not intended as tax advice. It does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of Non-Qualified Contracts

This part of the discussion describes some of the federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

Tax deferral on earnings. The federal income tax law does generally not tax any increase in an owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

  . an individual must own the contract (or the tax law must treat the contract as owned by an individual);

  . the investments of the Separate Account must be "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations; and

  . the contract's Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for federal income tax purposes. The entity owning the contract generally pays tax each year on the annual increase in Contract Value over the annual purchase payments applied to the contract. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxed on the contract's earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner (entity) is taxable on the annual increase in the Contract Value in excess of the purchase payments made that year. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

Investments in the Separate Account must be diversified. For a contract to be treated as an annuity contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Total Return Fund in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated under the contract.

Although we do not control the investments of all of the Total Return Fund, we expect that the Total Return Fund will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Age at which Income Payments must begin. Federal income tax rules do not expressly identify a particular age by which Income Payments must begin. However, those rules do require that an annuity contract provide for amortization, through Income Payments, of the contract's purchase payments paid and earnings. We believe that these rules are satisfied by providing guaranteed annuity purchase rates in the contract that the owner may exercise at any time. If Income Payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

Partial withdrawals and full surrender. A partial withdrawal occurs when you receive less than the total amount of the contract's Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial surrender exceeds your "investment in the contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A full surrender occurs when you receive the total amount of the contract's Surrender Value. In the case of a full surrender, you will generally pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

Your "investment in the contract" generally equals the total of your purchase payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

It is possible that certain additional amounts could be included in the gain under your contract for purposes of determining the tax treatment of withdrawals, e.g., amounts attributable to the Guaranteed Payment Floor.

Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) all or a portion of your Contract Value as a partial withdrawal or a full surrender, as the case may be.

Gifting a contract. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract" (as defined above). In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

Taxation of Income Payments. The Code imposes tax on a portion of each Income Payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your Income Payment.

Pursuant to the Code, you will pay tax on the full amount of your Income Payments once you have recovered the total amount of the "investment in the contract." If Income Payments cease because of the death of the Annuitant(s) and before the total amount of the investment in the contract has been recovered, the unrecovered amount generally will be deductible.

Taxation of death benefit. We may distribute amounts from your contract because of the death of an owner, a joint owner, or if an owner is a non-natural entity, an Annuitant. The tax treatment of these amounts depends on whether the owner, or Annuitant (or joint owner or Joint Annuitant, if applicable) dies before or after the Annuity Commencement Date.

Taxation of Death Benefit if Paid Before the Annuity Commencement Date:

  . The death benefit is taxed to the designated beneficiary in the same manner as an Income Payment would have been taxed to the owner if received under an Optional Payment Plan.

  . If not received under an Optional Payment Plan, the death benefit is taxed to the designated beneficiary in the same manner as a surrender or a partial withdrawal would have been taxed to the owner, depending on the manner in which the death benefit is paid.

Taxation of Death Benefit if Paid On or After the Annuity Commencement Date:

  . The death benefit is includible in income to the extent it exceeds the unrecovered "investment in the contract," provided the death benefit is received in accordance with the existing Optional Payment Plan. All Income Payments in excess of the unrecovered "investment in the contract" are includible in income.

The tax law imposes tax on a death benefit proceeds received in a lump sum to the extent that it exceeds the unrecovered "investment in the contract" at the time of payment.

Penalty taxes payable on surrender, partial withdrawals or Income Payments. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals, surrender or Income Payments that:

  .  you receive on or after you reach age 59 1/2;

  .  you receive because you became disabled (as defined in the tax law);

  .  are received on or after the death of an owner; or

  . you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives of the taxpayer and his designated beneficiary; or

  . the beneficiary receives on or after the death of the Owner (or the Annuitant, if the Owner is not a natural person).

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Medicare Tax. Distributions from Non-Qualified Contracts will be considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Special rules if you own more than one contract. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an Income Payment, surrender, or a partial withdrawal that you must include in income. For example:

  . if you purchase a contract described by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

  . if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

The effects of these rules are not clear. However, these rules could affect:

  . the amount of a surrender, a partial withdrawal or an Income Payment that you must include in income; and

  .  the amount that might be subject to a penalty tax.

Section 1035 Exchanges

Under Section 1035 of the Code, the exchange of one annuity contract (or a life insurance contract) for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract. We do not permit an owner to partially exchange this contract for another annuity contract.

If this contract has been purchased in whole or part by exchanging part of a life insurance or annuity contract, certain subsequent transactions may cause the IRS to retrospectively treat the partial Section 1035 exchange as taxable. We intend to administer the contract without regard to the partially exchanged funding contract and disclaim any responsibility for monitoring events that could cause the IRS to examine the completed partial Section 1035 exchange. Owners contemplating any transaction, involving this contract or a partially exchanged contract funding this contract, within 180 days of a partial Section 1035 exchange are strongly advised to consult a tax adviser.

Upon death of a non-spousal joint owner, the contract provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under Section 1035.

Beginning in 2010, the owner may exchange the contract under Section 1035 of the Code for a long-term care contract. We believe that the provisions of the Pension Protection Act of 2006 establishing annuity to long-term care Section 1035 exchanges would permit the owner to exchange a portion of the contract to pay the annual or other periodic premium for a long-term care contract issued by us or another insurance company. The IRS has issued limited guidance on such transactions, including on the allocation of basis that would be required to effect them. It is possible that the IRS could take a narrow view of the 2006 legislation and under certain circumstances treat partial Section 1035 exchanges to pay long-term care premiums as taxable withdrawals from the contract. Currently, we do not permit an owner to partially exchange this contract to purchase a long-term care contract or pay long-term care premiums. If all or a portion of the contract is used to purchase long-term care insurance in a Section 1035 exchange, the amount so used representing income on the contract would not be tax-deductible as a medical expense and the amount so used representing investment in the contract may not be tax-deductible as a medical expense. Any owner contemplating the use of the contract to fund long-term care insurance or long-term care expenses should consult a tax adviser.

Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We may not offer all of the types of Qualified Contracts described herein in the future. Prospective purchasers should contact our Home Office for information on the availability of Qualified Contracts at any given time.

The federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a tax adviser.

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefit and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

Types of Qualified Contracts. The types of Qualified Contracts currently being offered include:

  . Traditional Individual Retirement Accounts (IRAs) permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

  . Roth IRAs. Section 408A of the Code permits certain eligible individuals to make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% IRS penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

  . Traditional individual retirement accounts and Roth individual retirement accounts have the same contribution limits and tax treatment of distributions as the corresponding type of individual retirement annuity, discussed above. The contract may be owned by the custodian or trustee of an individual retirement account established for the benefit of the Annuitant. Only the owner, acting through its authorized representative(s), may exercise contract rights. When held by an individual retirement account, the contract is not issued as an individual retirement annuity or administered as such by us. Annuitants must look to the custodian or trustee, as contract owner, for satisfaction of their rights to benefits under the terms of the individual retirement account.

  . Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

Terms of qualified retirement plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting and funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; and reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Partial withdrawals permitted under this contract may not qualify as a qualified plan loan. There are specific Code rules that apply to death benefits under qualified plans, to which those features under this contract may be subject.

If this contract is purchased as an investment of a qualified plan, the owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or plan fiduciary to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

Guaranteed Payment Floor. Distributions from Qualified Contracts generally must satisfy certain required "minimum distribution rules." It is unclear whether variable Income Payments subject to the Guaranteed Payment Floor feature will satisfy these rules. As a result, the availability of such payments could cause the disqualification of a Qualified Contract, which could result in increased taxes to the owner. We reserve the right to limit the availability of such payments, or to modify such payments, as necessary to preclude any such disqualification. In addition, the Guaranteed Payment Floor feature, could increase the amount of the minimum required distribution that must be taken from your contract.

IRAs and Roth IRAs. The Code permits individuals to make annual contributions to IRAs of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. The code also permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in this contract comports with IRA qualifications requirements. We may, however, endorse the contract to satisfy the IRA or Roth IRA qualification rules and submit the endorsed contract to the IRS for approval as to form. If you purchase the contract with such an endorsement, the accompanying disclosure statement will indicate the status of the endorsement's approval under the IRS IRA Prototype Program.

You will be the owner of a contract issued as an IRA or Roth IRA, and will be responsible for exercising your rights as owner in accordance with applicable tax rules, including limitations for contributions and distributions. The contract may also be held in an IRA custodial account or trust as an investment. In that event the custodian or trustee, with your cooperation, is responsible for satisfaction of the IRA qualification requirements. We have no responsibility beyond that pertaining to nonqualified contracts for contracts held in an IRA account or trust.

The death benefit and Qualified Contracts. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs or SEPs. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as Traditional IRA, Roth IRA or SEP could disqualify a contract and result in increased taxes to the owner.

It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

Treatment of Qualified Contracts compared with Non-Qualified
Contracts. Although some of the federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

  . the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

  . the Code does not limit the amount of purchase payments and the time at which premium payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of purchase payments made to Qualified Contracts;

  . the Code does not allow a deduction for purchase payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for purchase payments made to a Qualified Contract;

  . Under most qualified retirement plans, the owner must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2 for Traditional IRAs and SEPs and April 1 of the calendar year following the later of the calendar year in which the employee (except for a 5 percent owner) retires or attains age 70 1/2 for other Qualified Contracts. The actuarial value of certain benefit guarantees may be included with the contract's cash value in determining the required minimum distribution amount. The presence of such benefits may require the owner to withdraw a larger amount each year than would be required based only on the contract value. We are required to annually determine and report to the owner the fair market value for traditional individual retirement annuities while the owner is alive. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations and guidelines published by the Society of Actuaries. It is possible that, using different assumptions or methodologies, the amount required to be withdrawn would be more or less than the amount we report to you as the required minimum distribution. Roth IRAs do not require any distributions during the owner's lifetime. The death benefit under your contract may increase the amount of the minimum required distribution that must be taken from your contract.

The federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant's compensation.

When distributions are to be made for married participants under certain qualified contracts, the form of distribution may have to be a qualified joint and survivor annuity. The form of distribution can be altered only with receipt of consent of the spouse and the Annuitant.

Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA (or a Roth 401(k)) if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan.

Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or Income Payment:

  .  received on or after the owner reaches age 59 1/2;

  . received on or after the owner's death or because of the owner's disability (as defined in the tax law);

  . received as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

  . to the extent it does not exceed the amount allowable as a deduction to the Owner, amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exceptions may vary.

Moving money from one Qualified Contract or qualified retirement plan to another. Rollovers and transfers: In many circumstances you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers.

The IRS has re-examined a longstanding interpretation of the IRA rollover rules. Beginning in 2015, an IRA owner may make only one rollover in a 12 month period to avoid being taxed on distributions received during that period from all of his or her IRAs (including Roth IRAs). The rule does not apply to direct transfers between IRA issuers or custodians. If you have received an IRA distribution and are contemplating making a rollover contribution, you should consult a tax adviser.

If you do not follow the applicable rules, you may suffer adverse federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan. If your contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

Direct rollovers: The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require federal income tax equal to 20% of the taxable portion of an eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

IRA conversions: If this contract is issued as an IRA, you may convert the contract to a Roth IRA. If you do so, the fair market value of your contract will be treated as a distribution from your IRA. This fair market value will include the contracts cash value together with the actuarial value of certain benefit guarantees, such as certain death benefits. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations. The methodology followed is similar to that used to determine the actuarial value of such benefit guarantees for required minimum distribution purposes, as described above in the "Treatment of Qualified Contracts compared with Non-Qualified Contracts" section. We will determine and report the fair market value of your contract to you and the Internal Revenue Service to satisfy our reporting obligations using assumptions and calculation methodologies based on our interpretation of the Code. It is possible that, using different assumptions or methodologies, your actual tax liability would be more or less than the income reported by us. You should always consult a tax adviser before you convert an IRA to a Roth IRA.

Disclosure Pursuant to Code and ERISA Requirements. The ongoing fees and expenses of the contract and the charges you may pay when you surrender or take withdrawals from your contract, as well as the range of fees and expenses of the Total Return Fund that you will pay indirectly when your assets are allocated to the Total Return Fund, are discussed in the "Fee Tables" provision of the prospectus. More detail concerning the Total Return Fund's fees and expenses is included in its prospectus.

The Company may receive fees from the investment adviser or distributor of the Total Return Fund for certain administrative and other services we provide to you or to the Total Return Fund relating to the allocation of your assets to the Total Return Fund. Furthermore, the Company or our affiliate Capital Brokerage Corporation may receive Rule 12b-1 fees from the Total Return Fund or its distributor for distribution and related services. Additional information on the fees payable to the Company and Capital Brokerage Corporation by the Total Return Fund and its adviser and distributor is included in "The Subaccount and the Total Return Fund" provision of the prospectus.

When you purchase a contract through a broker-dealer, the broker-dealer generally is paid a commission and may be paid a separate marketing allowance. We currently do not pay compensation for the promotion and sale of the contracts; however, we reserve the right to do so in the future. The Company has no agreement with any broker-dealer and any representative of a broker-dealer that limits the insurance and investment products or other securities they offer to those issued by the Company.

By signing the application for the contract, you acknowledge receipt of these disclosures and approve the purchase of the contract.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal or full surrender, or Income Payment, we will send you forms that explain the withholding requirements.

See the "Annuity Purchases by Nonresident Aliens and Foreign Corporations" section below for special withholding rules applicable to payees other than U.S. citizens or residents and to payments made overseas.

State Income Tax Withholding

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

Tax Status of the Company

Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.


The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Definition of Spouse Under Federal Law

The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract's death benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers (and beneficiaries) that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Special withholding rules apply to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. We reserve the right to make all payments due to owners or beneficiaries directly to such persons and shall not be obligated to pay any foreign financial institution on behalf of any individual. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal law.

Changes in the Law

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

REQUESTING PAYMENTS

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or full surrender proceeds from the Separate Account within seven days after receipt at our Home Office of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine payment amount as of the end of the Valuation Period during which our Home Office receives the payment request or due proof of death and all required forms.

In most cases, when we pay the death benefit in a lump sum, we will pay these proceeds to your designated beneficiary directly in the form of a check. We may also provide your designated beneficiary the option to establish an interest bearing draft account, called the "Secure Access Account," in the amount of the death benefit.

When establishing the Secure Access Account we will send the designated beneficiary a draft account book within seven days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a draft for all or any part of the amount of the death benefit payment. Any interest credited to amounts in the Secure Access Account is currently taxable to the designated beneficiary.

The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account.

We require a positive election from the designated beneficiary to establish the Secure Access Account for the designated beneficiary. The Secure Access Account is not available in all states. We may discontinue offering the Secure Access Account at any time, for any reason and without notice.

We will delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

   (1) the disposal or valuation of the Subaccount is not reasonably practicable because:

       . the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Separate Account's assets is not reasonably practicable);

       . the New York Stock Exchange is closed for other than a regular holiday or weekend;

       .  trading is restricted by the SEC; or

   (2) the SEC, by order, permits postponement of payment to protect our owners.

If mandated under applicable law, we may be required to reject a purchase payment and/or block an owner's account and thereby refuse any requests for transfers, partial withdrawals, surrender, or death benefit until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to government regulators.

SALES OF THE CONTRACT

We have entered into an underwriting agreement with Capital Brokerage Corporation for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230.

Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

Capital Brokerage Corporation offers the contracts through its registered representatives who are registered with FINRA and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.finra.org or by calling
800.289.9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed by the Company.

Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with FINRA and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

We currently do not pay compensation for the promotion and sale of the contracts, however, we reserve the right to do so in the future.


No commissions have been paid to Capital Brokerage Corporation for the sale of the contracts. In 2016, 2015 and 2014, no underwriting commissions were paid to Capital Brokerage Corporation. Although neither we nor Capital Brokerage Corporation anticipate discontinuing the offering of the contracts, we do reserve the right to discontinue offering the contracts at any time.


ADDITIONAL INFORMATION

Owner Questions

The obligations to owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

Return Privilege

Within 10 days after you receive the contract (or such longer period as may be required by applicable law), you may cancel it for any reason by delivering or mailing it postage prepaid to:

                  Genworth Life and Annuity Insurance Company
                             Annuity New Business
                            6610 West Broad Street
                           Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires otherwise, the amount of the refund you receive will equal your Contract Value as of the Valuation Day our Home Office receives the returned contract plus any adjustments required by applicable law or regulation as of the date we receive the contract. If state law requires that we return your purchase payments, the amount of the refund will equal the purchase payments made less any partial withdrawals you have previously taken. In certain states you may have more than 10 days to return the contract for a refund.

State Regulation

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

Evidence of Death, Age, Gender or Survival

We may require proof of the age, gender, death or survival of any person or persons before acting on any applicable contract provision.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a breakdown of the assets in the Subaccount. The report also will show purchase payments and charges made during the statement period. We also will send you an annual and a semi-annual report for the Total Return Fund, as required by the 1940 Act. In addition, you will receive a written confirmation when you make purchase payments or take partial withdrawals.

Other Information

We have filed a Registration Statement with the SEC, under the Securities Act of 1933, as amended, for the contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC website into this prospectus.)

Exemption to File Periodic Reports

The Company does not intend to file periodic reports required under the Securities Exchange Act of 1934 in reliance on the exemption provided by Rule 12h-7 thereunder.

Unclaimed Property

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.


Legal Proceedings

We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships and securities lawsuits. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

In Lehman Brothers Special Financing, Inc. v. Bank of America National Association, et al, in U.S. Bankruptcy Court, Southern District of New York, Lehman Brothers Special Financing, Inc. ("LBSF") seeks to recover from the Company, as a noteholder defendant, sums it received from a collateralized debt obligation ("CDO") note following the bankruptcy of Lehman Brothers Holdings, Inc. ("LBHI"), alleging that we and other unrelated noteholders (the "Defendant Group") were not entitled to the amounts received. On June 28, 2016, the court granted our motion to dismiss. The court's order became final and appealable on January 24, 2017. LBSF filed a notice of appeal on February 6, 2017. We intend to vigorously defend the dismissal of the action.

The West Virginia treasurer's office sued us and one of our affiliates, as well as other life insurers licensed in West Virginia, regarding alleged violations of unclaimed property requirements for West Virginia policies. We elected to participate in the early alternative dispute resolution procedure outlined in the trial court's post remand case management order and a first meeting to mediate the matter was held on February 1, 2017. Additionally, other state regulators have made inquiries on this topic. In particular, we and certain of our affiliates are currently being examined by Delaware's Department of Finance, which has retained a third-party firm, Kelmar, to examine us, certain of our affiliates, and Genworth. There have been other inquiries on this topic from state regulators. We continue to cooperate with respect to these reviews, exams and investigations as appropriate.

At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. Except as disclosed above, we also are not able to provide an estimate or range of reasonably possible losses related to these matters. Therefore, we cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to additional unrelated investigations and lawsuits. Increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

The Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of the Company against any liability incurred by him or her in connection with such proceeding unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of the Company, the Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or on the Separate Account.

Although it is not anticipated that these developments will have a material adverse impact on the Separate Account, on our ability to meet our obligations under the contracts, or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

TABLE OF CONTENTS
Statement of Additional Information                            Page
The Company................................................... B-3

The Separate Account.......................................... B-4

The Contracts................................................. B-4
   Net Investment Factor...................................... B-4

Termination of Participation Agreement........................ B-4

Calculation of Performance Data............................... B-4
   Subaccount Investing in the Total Return Fund.............. B-4

Tax Matters................................................... B-5
   Taxation of Genworth Life and Annuity Insurance Company.... B-5
   IRS Required Distributions................................. B-5

General Provisions............................................ B-6
   Using the Contracts as Collateral.......................... B-6
   The Beneficiary............................................ B-6
   Non-Participating.......................................... B-6
   Misstatement of Age or Gender.............................. B-6
   Incontestability........................................... B-6
   Statement of Values........................................ B-6
   Trust as Owner or Beneficiary.............................. B-6
   Written Notice............................................. B-6

Legal Developments Regarding Employment-Related Benefit Plans. B-6

Regulation of Genworth Life and Annuity Insurance Company..... B-6

Experts....................................................... B-7

Financial Statements.......................................... B-7


                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Separate Account is available free by writing us at the address below or by calling 800.352.9910.

Genworth Life and Annuity Insurance Company
Annuity New Business
6610 West Broad Street
Richmond, Virginia 23230

Please mail a copy of the Statement of Additional Information for the Separate Account, Form P1165 4/05 (MyClearCourse(R)) to:

Name ___________________________________________________________________________

Address ________________________________________________________________________
                                          Street

________________________________________________________________________________

         City                                                    State   Zip


Signature of Requestor _________________________________________________________

                    Statement of Additional Information For
   Flexible Purchase Payment Variable Income with Guaranteed Minimum Income
                   Immediate and Deferred Annuity Contracts

                                Form P1165 4/05
                            Endorsement P5322 1/06

                                  Issued by:
Genworth Life and Annuity Insurance Company Genworth Life & Annuity VA Separate
                                   Account 2
                            6610 West Broad Street
                           Richmond, Virginia 23230
                        Telephone Number: 800.352.9910

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2017, for the Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 2. The terms used in the current prospectus for the Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts are incorporated into this Statement of Additional Information.


For a free copy of the prospectus:

Call:      800.352.9910

Or write:  Genworth Life and Annuity Insurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

Or visit:  www.genworth.com

Or:        contact your financial representative


The date of this Statement of Additional Information is May 1, 2017.

TABLE OF CONTENTS


The Company................................................... B-3

The Separate Account.......................................... B-4

The Contracts................................................. B-4
   Net Investment Factor...................................... B-4

Termination of Participation Agreement........................ B-4

Calculation of Performance Data............................... B-4
   Subaccount Investing in the Total Return Fund.............. B-4

Tax Matters................................................... B-5
   Taxation of Genworth Life and Annuity Insurance Company.... B-5
   IRS Required Distributions................................. B-5

General Provisions............................................ B-6
   Using the Contracts as Collateral.......................... B-6
   The Beneficiary............................................ B-6
   Non-Participating.......................................... B-6
   Misstatement of Age or Gender.............................. B-6
   Incontestability........................................... B-6
   Statement of Values........................................ B-6
   Trust as Owner or Beneficiary.............................. B-6
   Written Notice............................................. B-6

Legal Developments Regarding Employment-Related Benefit Plans. B-6

Regulation of Genworth Life and Annuity Insurance Company..... B-6

Experts....................................................... B-7

Financial Statements.......................................... B-7

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired GLAIC on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. (the "Parent"), a limited liability company incorporated in the People's Republic of China, and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of the Parent. Subject to the terms and conditions of the Merger Agreement, including the satisfaction or waiver of certain conditions, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of the Parent. The Parent is a newly formed subsidiary of China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, "China Oceanwide"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement. The transaction is subject to other closing conditions, including the receipt of required regulatory approvals in the U.S., China, and other international markets. Both parties are engaging with regulators regarding the applications and the pending transaction. Genworth and China Oceanwide continue to expect the transaction to close by mid-2017.

We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

We are a subsidiary of Genworth, a financial services company dedicated to helping meet the homeownership and long-term care needs of our customers. We operate through two segments: (i) U.S. Life Insurance and (ii) Runoff.

  . U.S. Life Insurance. Our principal products in our U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime.

     In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of our offerings for traditional life insurance and fixed annuity products. We, however, continue to service our existing retained and reinsured blocks of business.

  . Runoff. Our Runoff segment includes the results of non-strategic products that are no longer actively sold. Our non-strategic products primarily include our variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of funding agreements and funding agreements backing notes. Most of our variable annuities include guaranteed minimum death benefits. Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. We no longer offer retail and group variable annuities but continue to accept purchase payments on and service our existing block of business. We also no longer offer variable life insurance policies but we continue to service existing policies.


We also have Corporate and Other activities, which include other corporate income and expenses not allocated to the segments.

We do business in all states, except New York, the District of Columbia and Bermuda.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Variable Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance, of the Commonwealth of Virginia at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

The Separate Account

In accordance with the board resolution establishing the Separate Account, such Separate Account will be divided into one or more Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, unit investment trust, managed separate account and/or other portfolios (the "Eligible Portfolios"), and net premiums under the contracts shall be allocated to one or more Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

The Contracts

Net Investment Factor

The net investment factor measures investment performance of the Subaccount during a Valuation Period. The Subaccount has its own net investment factor for a Valuation Period. The net investment factor of a Subaccount available under a contract for a Valuation Period is (a) divided by (b) minus (c) where:

   (a) is the result of:

      (1) the value of the net assets of the Subaccount at the end of the preceding Valuation Period; plus

      (2) the investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the Valuation Period for which the net investment factor is being determined; minus

      (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

      (4) any amount charged against the Subaccount for taxes (this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount); and

   (b) is the value of the net assets of the Subaccount at the end of the preceding Valuation Period; and

   (c) is a factor for the Valuation Period representing the mortality and expense risk charge.

We will value the assets in the Separate Account at their fair market value in accordance with generally accepted accounting practices and applicable laws.

Termination of Participation Agreement


The participation agreement pursuant to which the State Street Variable Insurance Series Funds, Inc. -- Total Return Fund ("Total Return Fund") sells its shares to the Separate Account contains a provision regarding the circumstances in which the agreement may be terminated. This agreement may be terminated at the option of any party upon one-hundred eighty (180) days' advance written notice to the other parties, unless a shorter time is agreed to by the parties.


Calculation of Performance Data

From time to time, we may disclose total return, yield, and other performance data for the Subaccount investing in the Total Return Fund. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC and FINRA.

The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range from 0% to 3.5% of premium payments and are generally based on the rules of the state in which you reside.

Subaccount Investing in the Total Return Fund

Standardized Total Return. Sales literature or advertisements may quote total return, including average annual total return for the Subaccount for various periods of time including 1 year, 5 years and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that begin before the contract was available, performance data will be based on the performance of the Total Return Fund, adjusted for the level of the Separate Account and contract charges currently in effect. Average annual total return will be calculated using Subaccount unit values as described below:

   (1) We calculate unit value for each Valuation Period based on the performance of the Subaccount investing in the Total Return Fund (after deductions for the Total Return Fund's expenses, and the mortality and expense risk fees).

   (2) Standardized total return does not reflect the deduction of any premium taxes.

   (3) Standardized total return will then be calculated according to the following formula:

TR = (ERV/P)/1/N/ - 1

where:

TR   =   the average annual total return for the
         period.
ERV  =   the ending redeemable value (reflecting
         deductions as described above) of the
         hypothetical investment at the end of the
         period.
P    =   a hypothetical single investment of $1,000.
N    =   the duration of the period (in years).

The Total Return Fund has provided the price information used to calculate the historical performance of the Subaccount. We have no reason to doubt the accuracy of the figures provided by the Total Return Fund. We have not independently verified such information.

We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P) - 1

where:

CTR  =   the cumulative total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.

Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

Tax Matters

Taxation of Genworth Life and Annuity Insurance Company

We do not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the "Tax Matters" section of the prospectus.) Based upon these expectations, no charge is being made currently to the Separate Account for federal income taxes. Such a charge may be made in future years if we believe that we may incur federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we may currently impose a charge), charges for such taxes attributable to the Separate Account may also be made.

IRS Required Distributions

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified contract to provide that:

   (a) if any owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

   (b) if any owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

      (1) within five years after the date of that owner's death, or

      (2) as Income Payments which will begin within one year of that owner's death and which will be made over the life of the owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.

The "designated beneficiary" generally is the person who will be treated as the sole owner of the contract following the death of the owner, joint owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any owner is not an individual, the death of the Annuitant will be treated as the death of an owner for purposes of these rules.

The Non-Qualified contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of
Section 72(s) when clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

General Provisions

Using the Contracts as Collateral

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a beneficiary may be affected by an assignment. The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available and/or eligible for assignment. See the "Tax Matters" provision of the prospectus.

The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application or by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation.

Non-Participating

The contract is non-participating. No dividends are payable.

Misstatement of Age or Gender

If the Annuitant's age or gender, if applicable, was misstated on the contract data page, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

Incontestability

We will not contest the contract.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after each report date. The statement will show Contract Value, purchase payments and other financial transactions made by you during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and each Annuitant's full name must be included.

We will send all notices to the owner at the last known address on file with us.

Legal Developments Regarding Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

Regulation of Genworth Life And Annuity Insurance Company

Besides federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia, Bermuda, and all states, except New York.

Experts


The consolidated financial statements of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2016 and 2015, and for each of the years in the three-year period ended December 31, 2016, and the financial statements of the Subaccounts which comprise the Separate Account as of December 31, 2016 and for the periods indicated, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


The business address for KPMG LLP is 1021 East Cary Street, Suite 2000, Richmond, Virginia 23219.

Financial Statements

The Statement of Additional Information contains the consolidated financial statements of the Company and its subsidiaries (collectively referred to in this paragraph as the "Company") and financial statements of the Separate Account. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                             Financial Statements

                         Year ended December 31, 2016

    (With Report of Independent Registered Public Accounting Firm Thereon)

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               Table of Contents

                         Year ended December 31, 2016

                                                                            Page
                                                                            ----
Report of Independent Registered Public Accounting Firm....................  F-1

Statements of Assets and Liabilities.......................................  F-3

Statements of Operations................................................... F-11

Statements of Changes in Net Assets........................................ F-19

Notes to Financial Statements.............................................. F-34

            Report of Independent Registered Public Accounting Firm

The Contract Owners
Genworth Life & Annuity VA Separate Account 2 and
The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying statements of assets and liabilities of Genworth Life & Annuity VA Separate Account 2 (the Separate Account) (comprising the AB Variable Products Series Fund, Inc. -- AB Balanced Wealth Strategy Portfolio -- Class B, AB Global Thematic Growth Portfolio -- Class B, AB Growth and Income Portfolio -- Class B, AB International Value Portfolio -- Class B, AB Large Cap Growth Portfolio -- Class B, AB Small Cap Growth Portfolio -- Class B; AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. American Franchise Fund -- Series I shares, Invesco V.I. Comstock Fund -- Series II shares, Invesco V.I. Core Equity Fund -- Series I shares, Invesco V.I. Equity and Income Fund -- Series II shares, Invesco V.I. International Growth Fund -- Series II shares, Invesco V.I. Value Opportunities Fund -- Series II shares; American Century Variable Portfolios II, Inc. -- VP Inflation Protection Fund -- Class II; BlackRock Variable Series Funds, Inc. -- BlackRock Basic Value V.I. Fund -- Class III Shares, BlackRock Global Allocation V.I. Fund -- Class III Shares, BlackRock Large Cap Growth V.I. Fund -- Class III Shares, BlackRock Value Opportunities V.I. Fund -- Class III Shares; Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- International Opportunities Fund -- Class 2, Variable Portfolio -- Loomis Sayles Growth Fund II -- Class 1; Columbia Funds Variable Series Trust II -- Columbia Variable Portfolio -- Select International Equity Fund --
Class 2, Variable Portfolio -- Loomis Sayles Growth Fund -- Class I; Eaton Vance Variable Trust -- VT Floating-Rate Income Fund; Federated Insurance Series -- Federated High Income Bond Fund II -- Service Shares, Federated Kaufmann Fund II -- Service Shares; Fidelity(R) Variable Insurance Products Fund -- VIP Balanced Portfolio -- Service Class 2, VIP Contrafund(R) Portfolio -- Service Class 2, VIP Dynamic Capital Appreciation Portfolio -- Service
Class 2, VIP Equity-Income Portfolio -- Service Class 2, VIP FundsManger(R) 50% Portfolio -- Service Class 2, VIP FundsManager(R) 60% Portfolio -- Service Class 2, VIP Growth & Income Portfolio -- Service Class 2, VIP Growth Opportunities Portfolio -- Service Class 2, VIP Growth Portfolio -- Service Class 2, VIP Investment Grade Bond Portfolio -- Service Class 2, VIP Mid Cap Portfolio -- Service Class 2, VIP Value Strategies Portfolio -- Service
Class 2; Franklin Templeton Variable Insurance Products Trust -- Franklin Founding Funds Allocation VIP Fund -- Class 2 Shares, Franklin Income VIP Fund -- Class 2 Shares, Franklin Mutual Shares VIP Fund -- Class 2 Shares, Templeton Growth VIP Fund -- Class 2 Shares; Goldman Sachs Variable Insurance Trust -- Goldman Sachs Government Money Market Fund -- Service Shares; Janus Aspen Series -- Balanced Portfolio -- Service Shares, Forty Portfolio -- Service Shares; Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Aggressive Growth Portfolio -- Class II, ClearBridge Variable Dividend Strategy Portfolio -- Class II, ClearBridge Variable Large Cap Value Portfolio --
Class I; MFS(R) Variable Insurance Trust -- MFS(R) Investors Trust Series -- Service Class Shares, MFS(R) Total Return Series -- Service Class Shares, MFS(R) Utilities Series -- Service Class Shares; MFS(R) Variable Insurance Trust II -- MFS(R) Massachusetts Investors Growth Stock Portfolio -- Service Class Shares; Oppenheimer Variable Account Funds -- Oppenheimer Capital Appreciation Fund/VA -- Service Shares, Oppenheimer Conservative Balanced Fund/VA -- Service Shares, Oppenheimer Global Fund/VA -- Service Shares, Oppenheimer Main Street Fund/VA -- Service Shares, Oppenheimer Main Street Small Cap Fund(R)/VA -- Service Shares; PIMCO Variable Insurance Trust -- All Asset Portfolio -- Advisor Class Shares, High Yield Portfolio -- Administrative Class Shares, Long-Term U.S. Government Portfolio -- Administrative
Class Shares, Low Duration Portfolio -- Administrative Class Shares, Total Return Portfolio -- Administrative Class Shares; State Street Variable Insurance Series Funds, Inc. -- Core Value Equity V.I.S. Fund -- Class 1 Shares, Income V.I.S. Fund -- Class 1 Shares, Real Estate Securities V.I.S. Fund -- Class 1 Shares, S&P 500(R) Index V.I.S. Fund, Small-Cap Equity V.I.S. Fund -- Class 1 Shares, Total Return V.I.S. Fund -- Class 3 Shares, U.S. Equity V.I.S. Fund -- Class 1 Shares; The Prudential Series Fund -- Jennison 20/20 Focus Portfolio -- Class II Shares, Jennison Portfolio -- Class II Shares, Natural Resources Portfolio -- Class II Shares; WellsFargo Variable Trust -- WellsFargo VT Omega Growth Fund -- Class 2) as of December 31, 2016, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Genworth Life & Annuity VA Separate Account 2 as of December 31, 2016, the results of their operations for the year or lesser period then ended, the change in their net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Richmond, Virginia
April 17, 2017

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                     Statements of Assets and Liabilities

                               December 31, 2016


                                                                  AB Variable Products Series Fund, Inc.
                                           ------------------------------------------------------------------------------------

                                                 AB              AB             AB           AB            AB           AB
                                           Balanced Wealth Global Thematic  Growth and  International  Large Cap    Small Cap
                                              Strategy         Growth         Income        Value        Growth       Growth
                              Consolidated  Portfolio --    Portfolio --   Portfolio -- Portfolio --  Portfolio -- Portfolio --
                                 Total         Class B         Class B       Class B       Class B      Class B      Class B
                              ------------ --------------- --------------- ------------ ------------- ------------ ------------
Assets:
Investments at fair
  value (note 2b)............ $747,521,970    1,218,350        82,422        455,902      9,038,421     120,312       987,736
Dividend receivable..........       85,046           --            --             --             --          --            --
Receivable for units sold....      529,849           --           331             --             --          --            --
                              ------------    ---------        ------        -------      ---------     -------     ---------
       Total assets..........  748,136,865    1,218,350        82,753        455,902      9,038,421     120,312       987,736
                              ------------    ---------        ------        -------      ---------     -------     ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b).....       32,987           55             4             15            361           4            44
Payable for units
  withdrawn..................      632,804        1,154            --             --          1,650          --             1
                              ------------    ---------        ------        -------      ---------     -------     ---------
       Total liabilities.....      665,791        1,209             4             15          2,011           4            45
                              ------------    ---------        ------        -------      ---------     -------     ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  729,920,626    1,207,194        82,749        455,887      8,603,541     120,308       987,691
   Variable annuity
     contract owners in
     the annuitization
     period..................   17,550,448        9,947            --             --        432,869          --            --
                              ------------    ---------        ------        -------      ---------     -------     ---------
       Net assets............ $747,471,074    1,217,141        82,749        455,887      9,036,410     120,308       987,691
                              ============    =========        ======        =======      =========     =======     =========
Investments in
  securities at cost......... $723,476,057    1,338,007        66,001        406,051      9,224,320      83,940     1,322,314
                              ============    =========        ======        =======      =========     =======     =========
Shares outstanding...........                   116,924         3,830         14,788        686,810       2,777        82,587
                                              =========        ======        =======      =========     =======     =========

                                   AIM Variable Insurance Funds
                                (Invesco Variable Insurance Funds)
                              --------------------------------------
                              Invesco V.I.              Invesco V.I.
                                American   Invesco V.I.     Core
                               Franchise     Comstock      Equity
                                Fund --      Fund --      Fund --
                                Series I    Series II     Series I
                                 shares       shares       shares
                              ------------ ------------ ------------
Assets:
Investments at fair
  value (note 2b)............    72,225     8,668,558    11,294,168
Dividend receivable..........        --            --            --
Receivable for units sold....        --            --         2,500
                                 ------     ---------    ----------
       Total assets..........    72,225     8,668,558    11,296,668
                                 ------     ---------    ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b).....         2           343           448
Payable for units
  withdrawn..................        --         1,167            --
                                 ------     ---------    ----------
       Total liabilities.....         2         1,510           448
                                 ------     ---------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    72,223     8,294,373    10,737,424
   Variable annuity
     contract owners in
     the annuitization
     period..................        --       372,675       558,796
                                 ------     ---------    ----------
       Net assets............    72,223     8,667,048    11,296,220
                                 ======     =========    ==========
Investments in
  securities at cost.........    56,779     7,968,521    11,547,060
                                 ======     =========    ==========
Shares outstanding...........     1,348       465,551       326,610
                                 ======     =========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                                                          American
                                                                          Century
                                    AIM Variable Insurance Funds          Variable
                                 (Invesco Variable Insurance Funds)    Portfolios II,
                                            (continued)                     Inc.
                              ---------------------------------------- --------------

                              Invesco V.I. Invesco V.I.  Invesco V.I.
                               Equity and  International     Value
                                 Income       Growth     Opportunities  VP Inflation
                                Fund --       Fund --       Fund --      Protection
                               Series II     Series II     Series II      Fund --
                                 shares       shares        shares        Class II
                              ------------ ------------- ------------- --------------
Assets:
Investments at fair
  value (note 2b)............  $2,313,806    4,816,536      11,671       5,744,902
Dividend receivable..........          --           --          --              --
Receivable for units sold....          --           --          --             289
                               ----------    ---------      ------       ---------
       Total assets..........   2,313,806    4,816,536      11,671       5,745,191
                               ----------    ---------      ------       ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b).....         108          186          --             230
Payable for units
  withdrawn..................          65        1,648           1              --
                               ----------    ---------      ------       ---------
       Total liabilities.....         173        1,834           1             230
                               ----------    ---------      ------       ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   2,212,618    4,689,853      11,670       5,496,613
   Variable annuity
     contract owners in
     the annuitization
     period..................     101,015      124,849          --         248,348
                               ----------    ---------      ------       ---------
       Net assets............  $2,313,633    4,814,702      11,670       5,744,961
                               ==========    =========      ======       =========
Investments in
  securities at cost.........  $1,957,517    4,716,345      14,327       6,025,397
                               ==========    =========      ======       =========
Shares outstanding...........     130,871      148,475       1,810         568,240
                               ==========    =========      ======       =========



                                                                                           Columbia Funds Variable
                                        BlackRock Variable Series Funds, Inc.                 Insurance Trust I
                              ---------------------------------------------------------- ---------------------------
                                                                                           Columbia
                                                  BlackRock     BlackRock    BlackRock     Variable      Variable
                                 BlackRock         Global       Large Cap      Value     Portfolio --  Portfolio --
                              Basic Value V.I. Allocation V.I. Growth V.I. Opportunities International Loomis Sayles
                                  Fund --          Fund --       Fund --   V.I. Fund --  Opportunities    Growth
                                 Class III        Class III     Class III    Class III      Fund --     Fund II --
                                   Shares          Shares        Shares       Shares        Class 2       Class 1
                              ---------------- --------------- ----------- ------------- ------------- -------------
Assets:
Investments at fair
  value (note 2b)............    7,222,048       160,334,813      2,904       129,938         --            --
Dividend receivable..........           --                --         --            --         --            --
Receivable for units sold....           --                --         --            --         --            --
                                 ---------       -----------      -----       -------         --            --
       Total assets..........    7,222,048       160,334,813      2,904       129,938         --            --
                                 ---------       -----------      -----       -------         --            --
Liabilities:
Accrued expenses payable
  to affiliate (note 4b).....          288             7,192         --             4         --            --
Payable for units
  withdrawn..................          141           322,545          1            97         --            --
                                 ---------       -----------      -----       -------         --            --
       Total liabilities.....          429           329,737          1           101         --            --
                                 ---------       -----------      -----       -------         --            --
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    6,911,922       154,337,630      2,903       129,837         --            --
   Variable annuity
     contract owners in
     the annuitization
     period..................      309,697         5,667,446         --            --         --            --
                                 ---------       -----------      -----       -------         --            --
       Net assets............    7,221,619       160,005,076      2,903       129,837         --            --
                                 =========       ===========      =====       =======         ==            ==
Investments in
  securities at cost.........    6,747,051       168,139,100      2,712        96,833         --            --
                                 =========       ===========      =====       =======         ==            ==
Shares outstanding...........      478,916        11,992,133        219         5,936         --            --
                                 =========       ===========      =====       =======         ==            ==

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                Columbia Funds Variable      Eaton Vance
                                    Series Trust II         Variable Trust  Federated Insurance Series
                              ---------------------------- ---------------- -------------------------  ------------
                                 Columbia
                                 Variable      Variable
                               Portfolio --  Portfolio --                   Federated High  Federated      VIP
                                  Select     Loomis Sayles                   Income Bond     Kaufmann    Balanced
                              International     Growth                        Fund II --    Fund II -- Portfolio --
                              Equity Fund --    Fund --    VT Floating-Rate    Service       Service     Service
                                 Class 2        Class 1      Income Fund        Shares        Shares     Class 2
                              -------------- ------------- ---------------- --------------  ---------- ------------
Assets:
Investments at fair
  value (note 2b)............    $598,172      1,443,034      4,345,602        399,504       969,124    3,880,820
Dividend receivable..........          --             --         12,128             --            --           --
Receivable for units sold....          --             --             --             --            --          492
                                 --------      ---------      ---------        -------       -------    ---------
       Total assets..........     598,172      1,443,034      4,357,730        399,504       969,124    3,881,312
                                 --------      ---------      ---------        -------       -------    ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b).....          23             59            175             13            43          178
Payable for units
  withdrawn..................           2              1            165            133             3           --
                                 --------      ---------      ---------        -------       -------    ---------
       Total liabilities.....          25             60            340            146            46          178
                                 --------      ---------      ---------        -------       -------    ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................     598,147      1,442,974      4,233,390        399,358       969,078    3,781,837
   Variable annuity
     contract owners in
     the annuitization
     period..................          --             --        124,000             --            --       99,297
                                 --------      ---------      ---------        -------       -------    ---------
       Net assets............    $598,147      1,442,974      4,357,390        399,358       969,078    3,881,134
                                 ========      =========      =========        =======       =======    =========
Investments in
  securities at cost.........    $615,048      1,368,925      4,367,070        395,585       928,846    3,666,493
                                 ========      =========      =========        =======       =======    =========
Shares outstanding...........      47,777         65,742        469,287         58,664        60,419      236,491
                                 ========      =========      =========        =======       =======    =========

                              Fidelity(R) Variable Insurance Products Fund
                              ---------------------------------------------------------

                                            VIP Dynamic      VIP
                                   VIP        Capital      Equity-          VIP
                              Contrafund(R) Appreciation    Income    FundsManager(R)
                              Portfolio --  Portfolio -- Portfolio -- 50% Portfolio --
                                 Service      Service      Service        Service
                                 Class 2      Class 2      Class 2        Class 2
                              ------------- ------------ ------------ ----------------
Assets:
Investments at fair
  value (note 2b)............   7,820,888     213,767     3,752,649      34,703,862
Dividend receivable..........          --          --            --              --
Receivable for units sold....          --          --            --              --
                                ---------     -------     ---------      ----------
       Total assets..........   7,820,888     213,767     3,752,649      34,703,862
                                ---------     -------     ---------      ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b).....         300           9           150           1,516
Payable for units
  withdrawn..................       1,437          --           688           3,279
                                ---------     -------     ---------      ----------
       Total liabilities.....       1,737           9           838           4,795
                                ---------     -------     ---------      ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   7,634,346     213,758     3,751,811      34,699,067
   Variable annuity
     contract owners in
     the annuitization
     period..................     184,805          --            --              --
                                ---------     -------     ---------      ----------
       Net assets............   7,819,151     213,758     3,751,811      34,699,067
                                =========     =======     =========      ==========
Investments in
  securities at cost.........   6,576,850     188,090     3,612,672      30,655,288
                                =========     =======     =========      ==========
Shares outstanding...........     241,014      17,479       174,867       2,894,401
                                =========     =======     =========      ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016


                                            Fidelity(R) Variable Insurance Products Fund (continued)
                         -----------------------------------------------------------------------------------------------
                                              VIP           VIP                       VIP                       VIP
                               VIP          Growth &      Growth         VIP       Investment      VIP         Value
                         FundsManager(R)     Income    Opportunities    Growth     Grade Bond    Mid Cap     Strategies
                         60% Portfolio -- Portfolio -- Portfolio --  Portfolio -- Portfolio -- Portfolio -- Portfolio --
                             Service        Service       Service      Service      Service      Service      Service
                             Class 2        Class 2       Class 2      Class 2      Class 2      Class 2      Class 2
                         ---------------- ------------ ------------- ------------ ------------ ------------ ------------
Assets:
Investments at fair
 value (note 2b)........   $123,960,690     132,009      2,225,867     197,814     17,942,809   9,454,287     233,271
Dividend receivable.....             --          --             --          --             --          --          --
Receivable for units
 sold...................             --          --             --          --          1,137          --          --
                           ------------     -------      ---------     -------     ----------   ---------     -------
    Total assets........    123,960,690     132,009      2,225,867     197,814     17,943,946   9,454,287     233,271
                           ------------     -------      ---------     -------     ----------   ---------     -------
Liabilities:
Accrued expenses
 payable to affiliate
 (note 4b)..............          5,332           4             90           5            715         385           8
Payable for units
 withdrawn..............        276,026          --             15           1             --         164          --
                           ------------     -------      ---------     -------     ----------   ---------     -------
    Total liabilities...        281,358           4            105           6            715         549           8
                           ------------     -------      ---------     -------     ----------   ---------     -------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period...............    123,679,332     132,005      2,225,762     197,808     17,073,645   9,146,829     233,263
 Variable annuity
   contract owners in
   the annuitization
   period...............             --          --             --          --        869,586     306,909          --
                           ------------     -------      ---------     -------     ----------   ---------     -------
    Net assets..........   $123,679,332     132,005      2,225,762     197,808     17,943,231   9,453,738     233,263
                           ============     =======      =========     =======     ==========   =========     =======
Investments in
 securities at cost.....   $116,001,873     112,097      1,991,110     157,404     18,462,810   9,007,550     159,899
                           ============     =======      =========     =======     ==========   =========     =======
Shares outstanding......     11,258,918       6,687         72,504       3,385      1,454,036     286,233      14,708
                           ============     =======      =========     =======     ==========   =========     =======

                         Franklin Templeton Variable Insurance Products Trust
                         ----------------------------------------------------

                             Franklin
                             Founding                            Franklin
                         Funds Allocation   Franklin Income   Mutual Shares
                           VIP Fund --        VIP Fund --      VIP Fund --
                          Class 2 Shares    Class 2 Shares    Class 2 Shares
                         ----------------   ---------------   --------------
Assets:
Investments at fair
 value (note 2b)........    5,946,361         14,838,336        2,796,256
Dividend receivable.....           --                 --               --
Receivable for units
 sold...................           --                 --               --
                            ---------         ----------        ---------
    Total assets........    5,946,361         14,838,336        2,796,256
                            ---------         ----------        ---------
Liabilities:
Accrued expenses
 payable to affiliate
 (note 4b)..............          294                702              106
Payable for units
 withdrawn..............        1,383              8,667              169
                            ---------         ----------        ---------
    Total liabilities...        1,677              9,369              275
                            ---------         ----------        ---------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period...............    5,688,664         13,534,286        2,795,981
 Variable annuity
   contract owners in
   the annuitization
   period...............      256,020          1,294,681               --
                            ---------         ----------        ---------
    Net assets..........    5,944,684         14,828,967        2,795,981
                            =========         ==========        =========
Investments in
 securities at cost.....    6,142,664         14,438,862        2,393,755
                            =========         ==========        =========
Shares outstanding......      839,881            964,781          139,256
                            =========         ==========        =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                             Franklin
                            Templeton
                             Variable     Goldman Sachs
                            Insurance       Variable
                          Products Trust    Insurance
                           (continued)        Trust        Janus Aspen Series     Legg Mason Partners Variable Equity Trust
                         ---------------- ------------- ------------------------- -----------------------------------------
                                          Goldman Sachs                           ClearBridge   ClearBridge   ClearBridge
                                           Government                               Variable      Variable      Variable
                                          Money Market    Balanced      Forty      Aggressive     Dividend     Large Cap
                         Templeton Growth    Fund --    Portfolio -- Portfolio --    Growth       Strategy       Value
                           VIP Fund --       Service      Service      Service    Portfolio --  Portfolio --  Portfolio --
                          Class 2 Shares     Shares        Shares       Shares      Class II      Class II      Class I
                         ---------------- ------------- ------------ ------------ ------------  ------------  ------------
Assets:
Investments at fair
 value (note 2b)........     $402,098       5,844,197    8,215,686    4,973,689      13,111        46,530        57,867
Dividend receivable.....           --             676           --           --          --            --            --
Receivable for units
 sold...................           --          98,003           --          462          --            --            --
                             --------       ---------    ---------    ---------      ------        ------        ------
    Total assets........      402,098       5,942,876    8,215,686    4,974,151      13,111        46,530        57,867
                             --------       ---------    ---------    ---------      ------        ------        ------
Liabilities:
Accrued expenses
 payable to affiliate
 (note 4b)..............           13             234          354          205           1             2             2
Payable for units
 withdrawn..............            1              --          753           --           1             1            --
                             --------       ---------    ---------    ---------      ------        ------        ------
    Total liabilities...           14             234        1,107          205           2             3             2
                             --------       ---------    ---------    ---------      ------        ------        ------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period...............      402,084       5,786,550    7,449,109    4,789,583      13,109        38,934        57,865
 Variable annuity
   contract owners in
   the annuitization
   period...............           --         156,092      765,470      184,363          --         7,593            --
                             --------       ---------    ---------    ---------      ------        ------        ------
    Net assets..........     $402,084       5,942,642    8,214,579    4,973,946      13,109        46,527        57,865
                             ========       =========    =========    =========      ======        ======        ======
Investments in
 securities at cost.....     $356,990       5,844,197    7,673,331    5,560,405      12,509        41,589        55,132
                             ========       =========    =========    =========      ======        ======        ======
Shares outstanding......       29,350       5,844,197      257,626      161,536         530         2,731         2,971
                             ========       =========    =========    =========      ======        ======        ======





                                 MFS(R) Variable Insurance Trust
                         -----------------------------------------------

                         MFS(R) Investors MFS(R) Total
                              Trust          Return     MFS(R) Utilities
                            Series --       Series --      Series --
                          Service Class   Service Class  Service Class
                              Shares         Shares          Shares
                         ---------------- ------------- ----------------
Assets:
Investments at fair
 value (note 2b)........        --          3,967,585       323,209
Dividend receivable.....        --                 --            --
Receivable for units
 sold...................        --                 --            --
                                --          ---------       -------
    Total assets........        --          3,967,585       323,209
                                --          ---------       -------
Liabilities:
Accrued expenses
 payable to affiliate
 (note 4b)..............        --                166            15
Payable for units
 withdrawn..............        --                 47             1
                                --          ---------       -------
    Total liabilities...        --                213            16
                                --          ---------       -------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period...............        --          3,884,691       323,193
 Variable annuity
   contract owners in
   the annuitization
   period...............        --             82,681            --
                                --          ---------       -------
    Net assets..........        --          3,967,372       323,193
                                ==          =========       =======
Investments in
 securities at cost.....        --          3,424,260       333,087
                                ==          =========       =======
Shares outstanding......        --            173,941        12,257
                                ==          =========       =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                         MFS(R) Variable
                            Insurance
                            Trust II                   Oppenheimer Variable Account Funds
                         --------------- --------------------------------------------------------------- ------------
                             MFS(R)
                          Massachusetts  Oppenheimer  Oppenheimer                           Oppenheimer
                            Investors      Capital    Conservative Oppenheimer Oppenheimer  Main Street   All Asset
                          Growth Stock   Appreciation   Balanced     Global    Main Street   Small Cap   Portfolio --
                          Portfolio --    Fund/VA --   Fund/VA --  Fund/VA --  Fund/VA --  Fund(R)/VA --   Advisor
                          Service Class    Service      Service      Service     Service      Service       Class
                             Shares         Shares       Shares      Shares      Shares       Shares        Shares
                         --------------- ------------ ------------ ----------- ----------- ------------- ------------
Assets:
Investments at fair
 value (note 2b)........     $15,155       327,236      692,565     5,597,083  12,726,606    5,157,186     180,264
Dividend receivable.....          --            --           --            --          --           --          --
Receivable for units
 sold...................          --            --           --           718          --           --          --
                             -------       -------      -------     ---------  ----------    ---------     -------
    Total assets........      15,155       327,236      692,565     5,597,801  12,726,606    5,157,186     180,264
                             -------       -------      -------     ---------  ----------    ---------     -------
Liabilities:
Accrued expenses
 payable to affiliate
 (note 4b)..............          --            11           31           218         505          208           7
Payable for units
 withdrawn..............           1            --        1,513            --       3,318        2,333           1
                             -------       -------      -------     ---------  ----------    ---------     -------
    Total liabilities...           1            11        1,544           218       3,823        2,541           8
                             -------       -------      -------     ---------  ----------    ---------     -------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period...............      15,154       327,225      616,710     5,413,104  12,104,516    4,968,402     180,256
 Variable annuity
   contract owners in
   the annuitization
   period...............          --            --       74,311       184,479     618,267      186,243          --
                             -------       -------      -------     ---------  ----------    ---------     -------
    Net assets..........     $15,154       327,225      691,021     5,597,583  12,722,783    5,154,645     180,256
                             =======       =======      =======     =========  ==========    =========     =======
Investments in
 securities at cost.....     $17,264       318,114      618,111     5,344,496  11,037,608    4,362,739     189,218
                             =======       =======      =======     =========  ==========    =========     =======
Shares outstanding......         996         6,856       47,210       161,579     452,582      217,145      17,813
                             =======       =======      =======     =========  ==========    =========     =======


                           PIMCO Variable Insurance Trust
                         ----------------------------------------------

                                           Long-Term
                           High Yield   U.S. Government  Low Duration
                          Portfolio --   Portfolio --    Portfolio --
                         Administrative Administrative  Administrative
                             Class           Class          Class
                             Shares         Shares          Shares
                         -------------- --------------- --------------
Assets:
Investments at fair
 value (note 2b)........   3,773,353       3,580,141      6,319,211
Dividend receivable.....      17,246           6,949          8,182
Receivable for units
 sold...................          --             639             12
                           ---------       ---------      ---------
    Total assets........   3,790,599       3,587,729      6,327,405
                           ---------       ---------      ---------
Liabilities:
Accrued expenses
 payable to affiliate
 (note 4b)..............         155             147            250
Payable for units
 withdrawn..............         746              --             --
                           ---------       ---------      ---------
    Total liabilities...         901             147            250
                           ---------       ---------      ---------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period...............   3,665,207       3,461,555      6,203,184
 Variable annuity
   contract owners in
   the annuitization
   period...............     124,491         126,027        123,971
                           ---------       ---------      ---------
    Net assets..........   3,789,698       3,587,582      6,327,155
                           =========       =========      =========
Investments in
 securities at cost.....   3,805,150       4,012,013      6,434,587
                           =========       =========      =========
Shares outstanding......     486,884         311,588        617,110
                           =========       =========      =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                  PIMCO
                                 Variable
                                Insurance
                                  Trust
                               (continued)
                              -------------- ---------------------------
                               Total Return   Core Value
                               Portfolio --  Equity V.I.S. Income V.I.S.
                              Administrative    Fund --       Fund --
                                  Class         Class 1       Class 1
                                  Shares        Shares        Shares
                              -------------- ------------- -------------
Assets:
Investments at fair
  value (note 2b)............  $23,254,127      70,560         8,358
Dividend receivable..........       39,865          --            --
Receivable for units sold....           --          --            --
                               -----------      ------         -----
       Total assets..........   23,293,992      70,560         8,358
                               -----------      ------         -----
Liabilities:
Accrued expenses payable
  to affiliate (note 4b).....          933           2             1
Payable for units
  withdrawn..................          692          --             1
                               -----------      ------         -----
       Total liabilities.....        1,625           2             2
                               -----------      ------         -----
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   22,421,872      70,558         8,356
   Variable annuity
     contract owners in
     the annuitization
     period..................      870,495          --            --
                               -----------      ------         -----
       Net assets............  $23,292,367      70,558         8,356
                               ===========      ======         =====
Investments in
  securities at cost.........  $24,355,913      72,692         8,450
                               ===========      ======         =====
Shares outstanding...........    2,185,538       7,106           735
                               ===========      ======         =====




                              State Street Variable Insurance Series Funds, Inc.
                              -----------------------------------------------------------------------------

                                 Real Estate                    Small-Cap     Total Return   U.S. Equity
                              Securities V.I.S.  S&P 500(R)   Equity V.I.S.  V.I.S. Fund -- V.I.S. Fund --
                               Fund -- Class 1  Index V.I.S. Fund -- Class 1    Class 3        Class 1
                                   Shares           Fund         Shares          Shares         Shares
                              ----------------- ------------ --------------- -------------- --------------
Assets:
Investments at fair
  value (note 2b)............     3,543,471       101,741        264,464      205,522,944      135,119
Dividend receivable..........            --            --             --               --           --
Receivable for units sold....            --            --             --          422,596           --
                                  ---------       -------        -------      -----------      -------
       Total assets..........     3,543,471       101,741        264,464      205,945,540      135,119
                                  ---------       -------        -------      -----------      -------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b).....           138             7              9            9,806            4
Payable for units
  withdrawn..................         2,616             1            173               --           --
                                  ---------       -------        -------      -----------      -------
       Total liabilities.....         2,754             8            182            9,806            4
                                  ---------       -------        -------      -----------      -------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................     3,414,281       101,733        264,282      203,098,082      135,115
   Variable annuity
     contract owners in
     the annuitization
     period..................       126,436            --             --        2,837,652           --
                                  ---------       -------        -------      -----------      -------
       Net assets............     3,540,717       101,733        264,282      205,935,734      135,115
                                  =========       =======        =======      ===========      =======
Investments in
  securities at cost.........     3,795,408        61,952        263,274      190,084,004      120,338
                                  =========       =======        =======      ===========      =======
Shares outstanding...........       286,457         2,662         18,366       11,398,943        3,216
                                  =========       =======        =======      ===========      =======




                              The Prudential Series Fund
                              ---------------------------
                              Jennison 20/20
                                  Focus        Jennison
                               Portfolio --  Portfolio --
                                 Class II      Class II
                                  Shares        Shares
                              -------------- ------------
Assets:
Investments at fair
  value (note 2b)............    352,229        10,179
Dividend receivable..........         --            --
Receivable for units sold....         --            --
                                 -------        ------
       Total assets..........    352,229        10,179
                                 -------        ------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b).....         13             1
Payable for units
  withdrawn..................          1             1
                                 -------        ------
       Total liabilities.....         14             2
                                 -------        ------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    352,215        10,177
   Variable annuity
     contract owners in
     the annuitization
     period..................         --            --
                                 -------        ------
       Net assets............    352,215        10,177
                                 =======        ======
Investments in
  securities at cost.........    235,228         6,096
                                 =======        ======
Shares outstanding...........     15,294           233
                                 =======        ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                  The
                               Prudential
                              Series Fund   Wells Fargo
                              (continued)  Variable Trust
                              ------------ --------------
                                Natural     Wells Fargo
                               Resources      VT Omega
                              Portfolio --     Growth
                                Class II      Fund --
                                 Shares       Class 2
                              ------------ --------------
Assets:
Investments at fair
  value (note 2b)............  $3,597,595      78,576
Dividend receivable..........          --          --
Receivable for units sold....       2,670          --
                               ----------      ------
       Total assets..........   3,600,265      78,576
                               ----------      ------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b).....         154           3
Payable for units
  withdrawn..................          --          --
                               ----------      ------
       Total liabilities.....         154           3
                               ----------      ------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   3,479,174      78,573
   Variable annuity
     contract owners in
     the annuitization
     period..................     120,937          --
                               ----------      ------
       Net assets............  $3,600,111      78,573
                               ==========      ======
Investments in
  securities at cost.........  $3,980,835      95,900
                               ==========      ======
Shares outstanding...........     137,313       3,675
                               ==========      ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                           Statements of Operations


                                                              AB Variable Products Series Fund, Inc.
                                       -----------------------------------------------------------------------------------

                                             AB              AB             AB           AB            AB           AB
                                       Balanced Wealth Global Thematic  Growth and  International  Large Cap    Small Cap
                                          Strategy         Growth         Income        Value        Growth       Growth
                          Consolidated  Portfolio --    Portfolio --   Portfolio -- Portfolio --  Portfolio -- Portfolio --
                             Total         Class B         Class B       Class B       Class B      Class B      Class B
                          ------------ --------------- --------------- ------------ ------------- ------------ ------------
                                                                                Year ended December 31, 2016
                          -------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $11,075,768       35,910             --          3,491       100,264           --            --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...  12,381,049       29,029          1,285          4,326       114,757        1,627        14,602
                          -----------      -------         ------         ------       -------      -------      --------
Net investment income
  (expense)..............  (1,305,281)       6,881         (1,285)          (835)      (14,493)      (1,627)      (14,602)
                          -----------      -------         ------         ------       -------      -------      --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   2,861,369      (92,022)         2,445          5,100       (79,518)      30,695       (32,106)
   Change in unrealized
     appreciation
     (depreciation)......   8,571,902       (5,670)        (2,651)        12,758       155,885      (41,774)     (215,473)
   Capital gain
     distributions.......  18,447,065      132,932             --         25,925            --       14,077       304,638
                          -----------      -------         ------         ------       -------      -------      --------
Net realized and
  unrealized gain (loss)
  on investments.........  29,880,336       35,240           (206)        43,783        76,367        2,998        57,059
                          -----------      -------         ------         ------       -------      -------      --------
Increase (decrease) in
  net assets from
  operations............. $28,575,055       42,121         (1,491)        42,948        61,874        1,371        42,457
                          ===========      =======         ======         ======       =======      =======      ========

                               AIM Variable Insurance Funds
                            (Invesco Variable Insurance Funds)
                          -------------------------------------
                          Invesco V.I.              Invesco V.I.
                            American   Invesco V.I.     Core
                           Franchise     Comstock      Equity
                            Fund --      Fund --      Fund --
                            Series I    Series II     Series I
                             shares       shares       shares
                          ------------ ------------ ------------

                          --------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........        --       116,158       86,388
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...       803        74,029       85,237
                             ------     ---------     --------
Net investment income
  (expense)..............      (803)       42,129        1,151
                             ------     ---------     --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............       291        87,542       (1,273)
   Change in unrealized
     appreciation
     (depreciation)......    (5,060)      440,270     (310,240)
   Capital gain
     distributions.......     6,331       698,305      774,319
                             ------     ---------     --------
Net realized and
  unrealized gain (loss)
  on investments.........     1,562     1,226,117      462,806
                             ------     ---------     --------
Increase (decrease) in
  net assets from
  operations.............       759     1,268,246      463,957
                             ======     =========     ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2



                                AIM Variable Insurance Funds
                             (Invesco Variable Insurance Funds)
                                        (continued)
                          ---------------------------------------

                          Invesco V.I. Invesco V.I.  Invesco V.I.
                           Equity and  International     Value
                             Income       Growth     Opportunities
                            Fund --       Fund --       Fund --
                           Series II     Series II     Series II
                             shares       shares        shares
                          ------------ ------------- -------------


                          ----------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $ 36,962       56,723            8
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     39,241       91,215          116
                            --------     --------       ------
Net investment income
  (expense)..............     (2,279)     (34,492)        (108)
                            --------     --------       ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     69,980      118,210          (34)
   Change in unrealized
     appreciation
     (depreciation)......    139,573     (235,414)      (1,316)
   Capital gain
     distributions.......     71,440           --        3,106
                            --------     --------       ------
Net realized and
  unrealized gain (loss)
  on investments.........    280,993     (117,204)       1,756
                            ========     ========       ======
Increase (decrease) in
  net assets from
  operations.............   $278,714     (151,696)       1,648
                            ========     ========       ======

                             American
                             Century
                             Variable
                          Portfolios II,                                                              Columbia Funds Variable
                               Inc.                BlackRock Variable Series Funds, Inc.                 Insurance Trust I
                          -------------- ---------------------------------------------------------  --------------------------
                                                                                                      Columbia
                                                             BlackRock     BlackRock    BlackRock     Variable      Variable
                                            BlackRock         Global       Large Cap      Value     Portfolio --  Portfolio --
                           VP Inflation  Basic Value V.I. Allocation V.I. Growth V.I. Opportunities International Loomis Sayles
                            Protection       Fund --          Fund --       Fund --   V.I. Fund --  Opportunities    Growth
                             Fund --        Class III        Class III     Class III    Class III      Fund --     Fund II --
                             Class II         Shares          Shares        Shares       Shares        Class 2       Class 1
                          -------------- ---------------- --------------- ----------- ------------- ------------- -------------
                                                                                                     Period from January 1 to
                             Year ended December 31, 2016                                                 April 29, 2016
                          ------------------------------------------------------------------------- --------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     72,380          92,537         1,968,904          14          191         42,398         4,025
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     62,447          61,190         2,737,614         431        1,521         25,617         7,500
                             -------         -------        ----------      ------       ------       --------      --------
Net investment income
  (expense)..............      9,933          31,347          (768,710)       (417)      (1,330)        16,781        (3,475)
                             -------         -------        ----------      ------       ------       --------      --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    (66,944)         56,174        (2,263,576)      3,566        9,400       (154,920)     (478,139)
   Change in unrealized
     appreciation
     (depreciation)......     27,904         531,338         6,328,304      (1,889)      13,371       (133,633)     (140,384)
   Capital gain
     distributions.......     21,077         167,511                --         299        4,330             --       615,676
                             -------         -------        ----------      ------       ------       --------      --------
Net realized and
  unrealized gain (loss)
  on investments.........    (17,963)        755,023         4,064,728       1,976       27,101       (288,553)       (2,847)
                             =======         =======        ==========      ======       ======       ========      ========
Increase (decrease) in
  net assets from
  operations.............     (8,030)        786,370         3,296,018       1,559       25,771       (271,772)       (6,322)
                             =======         =======        ==========      ======       ======       ========      ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                            Columbia Funds Variable     Eaton Vance
                                Series Trust II        Variable Trust  Federated Insurance Series
                          --------------------------  ---------------- ------------------------
                            Columbia
                            Variable
                          Portfolio --    Variable
                             Select     Portfolio --                   Federated High  Federated
                          International Loomis Sayles                   Income Bond     Kaufmann
                             Equity        Growth                        Fund II --    Fund II --
                             Fund --       Fund --    VT Floating-Rate    Service       Service
                             Class 2       Class 1      Income Fund        Shares        Shares
                          ------------- ------------- ---------------- --------------  ----------
                            Period from April 29 to
                               December 31, 2016                                                Y
                          --------------------------  -------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $  44,690           --        161,201          27,207            --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      18,853       15,018         67,981           5,282        14,551
                            ---------      -------        -------          ------       -------
Net investment income
  (expense)..............      25,837      (15,018)        93,220          21,925       (14,551)
                            ---------      -------        -------          ------       -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    (334,234)       8,190        (59,164)         (2,867)       (1,874)
   Change in unrealized
     appreciation
     (depreciation)......     (16,875)      74,109        293,174          37,055       (37,642)
   Capital gain
     distributions.......          --           --             --              --        67,684
                            ---------      -------        -------          ------       -------
Net realized and
  unrealized gain (loss)
  on investments.........    (351,109)      82,299        234,010          34,188        28,168
                            ---------      -------        -------          ------       -------
Increase (decrease) in
  net assets from
  operations.............   $(325,272)      67,281        327,230          56,113        13,617
                            =========      =======        =======          ======       =======

                                      Fidelity(R) Variable Insurance Products Fund
                          --------------------------------------------------------------------


                                                     VIP Dynamic      VIP
                              VIP           VIP        Capital      Equity-          VIP
                            Balanced   Contrafund(R) Appreciation    Income    FundsManager(R)
                          Portfolio -- Portfolio --  Portfolio -- Portfolio -- 50% Portfolio --
                            Service       Service      Service      Service        Service
                            Class 2       Class 2      Class 2      Class 2        Class 2
                          ------------ ------------- ------------ ------------ ----------------

                          ear ended December 31, 2016
                          --------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    45,410         47,115       1,489        75,215        382,833
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    54,784        194,912       3,093        98,909        571,054
                            -------     ----------      ------      --------      ---------
Net investment income
  (expense)..............    (9,374)      (147,797)     (1,604)      (23,694)      (188,221)
                            -------     ----------      ------      --------      ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    19,259      1,900,418       2,217      (177,197)       598,647
   Change in unrealized
     appreciation
     (depreciation)......    62,706     (2,774,129)     (6,253)      417,830        (91,349)
   Capital gain
     distributions.......    78,929      1,648,227       8,333       656,101        504,180
                            -------     ----------      ------      --------      ---------
Net realized and
  unrealized gain (loss)
  on investments.........   160,894        774,516       4,297       896,734      1,011,478
                            -------     ----------      ------      --------      ---------
Increase (decrease) in
  net assets from
  operations.............   151,520        626,719       2,693       873,040        823,257
                            =======     ==========      ======      ========      =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2


                                             Fidelity(R) Variable Insurance Products Fund (continued)
                          ----------------------------------------------------------------------------------------------
                                               VIP           VIP                       VIP                       VIP
                                VIP          Growth &      Growth         VIP       Investment      VIP         Value
                          FundsManager(R)     Income    Opportunities    Growth     Grade Bond    Mid Cap     Strategies
                          60% Portfolio -- Portfolio -- Portfolio --  Portfolio -- Portfolio -- Portfolio -- Portfolio --
                               Service       Service       Service      Service      Service      Service      Service
                              Class 2        Class 2       Class 2      Class 2      Class 2      Class 2      Class 2
                          ---------------- ------------ ------------- ------------ ------------ ------------ ------------
                                                                                    Year ended December 31, 2016
                          -----------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $ 1,375,248        2,020         2,518           --      401,010        28,278       2,027
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     2,006,132        3,152        78,301        2,288      252,211       125,189       2,738
                            -----------       ------      --------      -------      -------     ---------     -------
Net investment income
  (expense)..............      (630,884)      (1,132)      (75,783)      (2,288)     148,799       (96,911)       (711)
                            -----------       ------      --------      -------      -------     ---------     -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     1,024,024       20,457        10,549          655      (80,416)      (61,563)     20,780
   Change in unrealized
     appreciation
     (depreciation)......    (1,122,617)       4,484      (336,953)     (18,019)     366,305       562,336     (14,489)
   Capital gain
     distributions.......     4,471,685       17,335       166,583       18,534        7,958       501,787          --
                            -----------       ------      --------      -------      -------     ---------     -------
Net realized and
  unrealized gain (loss)
  on investments.........     4,373,092       42,276      (159,821)       1,170      293,847     1,002,560       6,291
                            -----------       ------      --------      -------      -------     ---------     -------
Increase (decrease) in
  net assets from
  operations.............   $ 3,742,208       41,144      (235,604)      (1,118)     442,646       905,649       5,580
                            ===========       ======      ========      =======      =======     =========     =======

                                    Franklin Templeton Variable
                                      Insurance Products Trust
                          ------------------------------------------------

                              Franklin
                              Founding                        Franklin
                          Funds Allocation Franklin Income  Mutual Shares
                            VIP Fund --      VIP Fund --     VIP Fund --
                           Class 2 Shares   Class 2 Shares  Class 2 Shares
                          ---------------- --------------- ---------------

                          -------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      233,576          731,016         52,514
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      109,468          253,854         37,248
                              --------        ---------        -------
Net investment income
  (expense)..............      124,108          477,162         15,266
                              --------        ---------        -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     (124,163)        (116,176)        52,430
   Change in unrealized
     appreciation
     (depreciation)......      439,523        1,288,095         84,174
   Capital gain
     distributions.......      197,721               --        216,332
                              --------        ---------        -------
Net realized and
  unrealized gain (loss)
  on investments.........      513,081        1,171,919        352,936
                              --------        ---------        -------
Increase (decrease) in
  net assets from
  operations.............      637,189        1,649,081        368,202
                              ========        =========        =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                              Franklin
                             Templeton
                              Variable     Goldman Sachs
                             Insurance       Variable
                           Products Trust    Insurance                                      Legg Mason Partners
                            (continued)        Trust        Janus Aspen Series             Variable Equity Trust
                          ---------------- ------------- ------------------------  --------------------------------------
                                           Goldman Sachs                           ClearBridge  ClearBridge  ClearBridge
                                            Government                               Variable     Variable     Variable
                                           Money Market    Balanced      Forty      Aggressive    Dividend    Large Cap
                          Templeton Growth    Fund --    Portfolio -- Portfolio --    Growth      Strategy      Value
                            VIP Fund --       Service      Service      Service    Portfolio -- Portfolio -- Portfolio --
                           Class 2 Shares     Shares        Shares       Shares      Class II     Class II     Class I
                          ---------------- ------------- ------------ ------------ ------------ ------------ ------------
                                                                                   Year ended December 31, 2016
                          -----------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     $ 9,059           2,951      150,921            --          13         640          937
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...       5,198         120,767      120,151        75,686         332         832          667
                              -------        --------      -------      --------     -------       -----        -----
Net investment income
  (expense)..............       3,861        (117,816)      30,770       (75,686)       (319)       (192)         270
                              -------        --------      -------      --------     -------       -----        -----
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............       5,400              --      106,374       (90,831)     14,356       3,132          249
   Change in unrealized
     appreciation
     (depreciation)......       5,926              --      (38,489)     (512,513)    (17,102)      2,644        4,894
   Capital gain
     distributions.......      17,423              --      104,363       706,160         166          --        1,273
                              -------        --------      -------      --------     -------       -----        -----
Net realized and
  unrealized gain (loss)
  on investments.........      28,749              --      172,248       102,816      (2,580)      5,776        6,416
                              -------        --------      -------      --------     -------       -----        -----
Increase (decrease) in
  net assets from
  operations.............     $32,610        (117,816)     203,018        27,130      (2,899)      5,584        6,686
                              =======        ========      =======      ========     =======       =====        =====





                                  MFS(R) Variable Insurance Trust
                          ----------------------------------------------

                          MFS(R) Investors MFS(R) Total
                               Trust          Return     MFS(R) Utilities
                             Series --       Series --      Series --
                           Service Class   Service Class  Service Class
                               Shares         Shares          Shares
                          ---------------- ------------- ----------------

                          -----------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........        --           107,867         14,469
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...        --            60,115          5,072
                                 --           -------         ------
Net investment income
  (expense)..............        --            47,752          9,397
                                 --           -------         ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............        --           111,380         (8,325)
   Change in unrealized
     appreciation
     (depreciation)......        --           (21,966)        25,064
   Capital gain
     distributions.......        --           133,163          9,190
                                 --           -------         ------
Net realized and
  unrealized gain (loss)
  on investments.........        --           222,577         25,929
                                 --           -------         ------
Increase (decrease) in
  net assets from
  operations.............        --           270,329         35,326
                                 ==           =======         ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                          MFS(R) Variable
                             Insurance
                             Trust II                   Oppenheimer Variable Account Funds
                          --------------- --------------------------------------------------------------  ------------
                              MFS(R)
                           Massachusetts  Oppenheimer  Oppenheimer                           Oppenheimer
                             Investors      Capital    Conservative Oppenheimer Oppenheimer  Main Street   All Asset
                           Growth Stock   Appreciation   Balanced     Global    Main Street   Small Cap   Portfolio --
                           Portfolio --    Fund/VA --   Fund/VA --  Fund/VA --  Fund/VA --  Fund(R)/VA --   Advisor
                           Service Class     Service      Service     Service     Service      Service       Class
                              Shares         Shares       Shares      Shares      Shares       Shares        Shares
                          --------------- ------------ ------------ ----------- ----------- ------------- ------------
                                                                                 Year ended December 31, 2016
                          --------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     $   58            373       16,842       53,271       76,952      14,912        4,671
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...        173          4,165       12,193       89,209      156,120      81,555        2,572
                              ------        -------      -------     --------    ---------     -------       ------
Net investment income
  (expense)..............       (115)        (3,792)       4,649      (35,938)     (79,168)    (66,643)       2,099
                              ------        -------      -------     --------    ---------     -------       ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............        (20)           855       39,696       42,706      466,433     186,118       (4,887)
   Change in unrealized
     appreciation
     (depreciation)......       (938)       (50,487)     (15,677)    (640,394)    (473,663)    455,427       25,069
   Capital gain
     distributions.......      1,744         34,106           --      472,316    1,073,339     229,560           --
                              ------        -------      -------     --------    ---------     -------       ------
Net realized and
  unrealized gain (loss)
  on investments.........        786        (15,526)      24,019     (125,372)   1,066,109     871,105       20,182
                              ------        -------      -------     --------    ---------     -------       ------
Increase (decrease) in
  net assets from
  operations.............     $  671        (19,318)      28,668     (161,310)     986,941     804,462       22,281
                              ======        =======      =======     ========    =========     =======       ======


                            PIMCO Variable Insurance Trust
                          ---------------------------------------------

                                            Long-Term
                            High Yield   U.S. Government  Low Duration
                           Portfolio --   Portfolio --    Portfolio --
                          Administrative  Administrative Administrative
                              Class           Class          Class
                              Shares         Shares          Shares
                          -------------- --------------- --------------

                          ---------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     303,000         46,900        120,145
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      85,930         36,141        117,527
                             --------       --------        -------
Net investment income
  (expense)..............     217,070         10,759          2,618
                             --------       --------        -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    (206,269)           949        (97,502)
   Change in unrealized
     appreciation
     (depreciation)......     636,806       (415,582)       100,342
   Capital gain
     distributions.......          --             --             --
                             --------       --------        -------
Net realized and
  unrealized gain (loss)
  on investments.........     430,537       (414,633)         2,840
                             --------       --------        -------
Increase (decrease) in
  net assets from
  operations.............     647,607       (403,874)         5,458
                             ========       ========        =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                          PIMCO Variable
                          Insurance Trust
                            (continued)                      State Street Variable Insurance Series Funds, Inc.
                          --------------- -------------------------------------------------------------------------
                                          Core Value
                           Total Return     Equity   Income   Real Estate                Small-Cap
                           Portfolio --     V.I.S.   V.I.S.    Securities   S&P 500(R) Equity V.I.S.  Total Return
                          Administrative   Fund --   Fund -- V.I.S. Fund --   Index       Fund --    V.I.S. Fund --
                               Class       Class 1   Class 1     Class 1      V.I.S.      Class 1        Class 3
                              Shares        Shares   Shares      Shares        Fund       Shares         Shares
                          --------------- ---------- ------- -------------- ---------- ------------- --------------
                                                                              Year ended December 31, 2016
                          -----------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    $ 525,202        758      155        85,376        1,897         --       3,307,097
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      368,227        831      148        52,896        7,710      3,092       3,653,604
                             ---------      -----      ---      --------     --------     ------       ---------
Net investment income
  (expense)..............      156,975        (73)       7        32,480       (5,813)    (3,092)       (346,507)
                             ---------      -----      ---      --------     --------     ------       ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     (338,048)      (327)       5        62,966      337,816     (2,783)      2,622,044
   Change in unrealized
     appreciation
     (depreciation)......      560,808      3,539       91      (221,211)    (268,142)    46,117       2,595,650
   Capital gain
     distributions.......           --      2,793       --       395,385        3,656     12,276       3,833,829
                             ---------      -----      ---      --------     --------     ------       ---------
Net realized and
  unrealized gain (loss)
  on investments.........      222,760      6,005       96       237,140       73,330     55,610       9,051,523
                             ---------      -----      ---      --------     --------     ------       ---------
Increase (decrease) in
  net assets from
  operations.............    $ 379,735      5,932      103       269,620       67,517     52,518       8,705,016
                             =========      =====      ===      ========     ========     ======       =========


                                         The Prudential Series Fund
                          -------------- --------------------------

                                         Jennison 20/20
                           U.S. Equity       Focus        Jennison
                          V.I.S. Fund --  Portfolio --  Portfolio --
                              Class 1       Class II      Class II
                              Shares         Shares        Shares
                          -------------- -------------- ------------

                          ------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      1,582             --           --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      1,632          4,572          430
                              ------         ------         ----
Net investment income
  (expense)..............        (50)        (4,572)        (430)
                              ------         ------         ----
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      1,916         11,478           61
   Change in unrealized
     appreciation
     (depreciation)......     (2,004)        (8,008)         315
   Capital gain
     distributions.......     10,673             --           --
                              ------         ------         ----
Net realized and
  unrealized gain (loss)
  on investments.........     10,585          3,470          376
                              ------         ------         ----
Increase (decrease) in
  net assets from
  operations.............     10,535         (1,102)         (54)
                              ======         ======         ====

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                              The
                           Prudential
                          Series Fund    Wells Fargo
                          (continued)   Variable Trust
                          ------------  --------------
                            Natural      Wells Fargo
                           Resources       VT Omega
                          Portfolio --      Growth
                            Class II       Fund --
                             Shares        Class 2
                          ------------  --------------
                          Year ended December 31, 2016
                          --------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $       --           --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      45,011          886
                           ----------       ------
Net investment income
  (expense)..............     (45,011)        (886)
                           ----------       ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    (316,874)      (1,542)
   Change in unrealized
     appreciation
     (depreciation)......   1,030,079       (2,057)
   Capital gain
     distributions.......          --        4,295
                           ----------       ------
Net realized and
  unrealized gain (loss)
  on investments.........     713,205          696
                           ----------       ------
Increase (decrease) in
  net assets from
  operations.............  $  668,194         (190)
                           ==========       ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                      Statements of Changes in Net Assets







                                  Consolidated Total
                              --------------------------

                              ---------------------------
                                  2016          2015
                              ------------  ------------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $ (1,305,281)   (1,238,433)
   Net realized gain
     (loss) on
     investments.............    2,861,369    12,373,209
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........    8,571,902   (73,624,044)
   Capital gain
     distribution............   18,447,065    42,826,370
                              ------------  ------------
       Increase
         (decrease) in
         net assets from
         operations..........   28,575,055   (19,662,898)
                              ------------  ------------
From capital
  transactions (note 4):                              --
   Net premiums..............    2,588,599     3,725,691
   Death benefits............  (14,411,826)  (16,595,564)
   Surrenders................  (66,957,135)  (67,615,625)
   Administrative
     expenses................   (8,825,064)   (9,192,529)
   Transfers between
     subaccounts
     (including fixed
     account), net...........       40,157     5,451,950
                              ------------  ------------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  (87,565,269)  (84,226,077)
                              ------------  ------------
Increase (decrease) in
  net assets.................  (58,990,214) (103,888,975)
Net assets at beginning
  of year....................  806,461,288   910,350,263
                              ------------  ------------
Net assets at end of year.... $747,471,074   806,461,288
                              ============  ============
Change in units (note 5):
   Units purchased...........
   Units redeemed............

   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........

                                                  AB Variable Products Series Fund, Inc.
                              -----------------------------------------------------------------------------
                                        AB                 AB               AB                  AB
                                 Balanced Wealth     Global Thematic    Growth and         International
                                     Strategy            Growth           Income               Value
                                   Portfolio --       Portfolio --     Portfolio --        Portfolio --
                                     Class B             Class B          Class B             Class B
                              ---------------------  --------------  ----------------  --------------------
                                            Year ended December 31,
                              ------------------------------------------------------------------------------
                                 2016        2015     2016    2015     2016     2015      2016       2015
                              ----------  ---------  ------  ------  -------  -------  ---------  ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)...............      6,881      8,380  (1,285) (1,388)    (835)      68    (14,493)    58,457
   Net realized gain
     (loss) on
     investments.............    (92,022)     4,139   2,445   3,055    5,100    2,124    (79,518)    38,495
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........     (5,670)  (224,922) (2,651)   (312)  12,758   (1,395)   155,885   (123,276)
   Capital gain
     distribution............    132,932    208,821      --      --   25,925       --         --         --
                              ----------  ---------  ------  ------  -------  -------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........     42,121     (3,582) (1,491)  1,355   42,948      797     61,874    (26,324)
                              ----------  ---------  ------  ------  -------  -------  ---------  ---------
From capital
  transactions (note 4):
   Net premiums..............         --         --      --      --       --       --     19,194     22,817
   Death benefits............         --         --      --      --       --       --         --    (43,041)
   Surrenders................   (988,291)  (138,277) (3,152) (1,472)    (545)  (1,729)  (701,014)  (552,854)
   Administrative
     expenses................    (19,259)   (19,303) (1,186) (1,177)  (4,117)  (2,435)   (84,492)   (67,795)
   Transfers between
     subaccounts
     (including fixed
     account), net...........    (46,834)    20,791   4,427  (3,927) 180,829   (1,802) 2,726,252  1,398,836
                              ----------  ---------  ------  ------  -------  -------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (1,054,384)  (136,789)     89  (6,576) 176,167   (5,966) 1,959,940    757,963
                              ----------  ---------  ------  ------  -------  -------  ---------  ---------
Increase (decrease) in
  net assets................. (1,012,263)  (140,371) (1,402) (5,221) 219,115   (5,169) 2,021,814    731,639
Net assets at beginning
  of year....................  2,229,404  2,369,775  84,151  89,372  236,772  241,941  7,014,596  6,282,957
                              ----------  ---------  ------  ------  -------  -------  ---------  ---------
Net assets at end of year....  1,217,141  2,229,404  82,749  84,151  455,887  236,772  9,036,410  7,014,596
                              ==========  =========  ======  ======  =======  =======  =========  =========
Change in units (note 5):
   Units purchased...........      3,386     14,004     849     289   15,979      333    545,843    276,063
   Units redeemed............    (90,848)   (25,545)   (802)   (766)  (5,120)    (686)  (269,565)  (191,395)
                              ----------  ---------  ------  ------  -------  -------  ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (87,462)   (11,541)     47    (477)  10,859     (353)   276,278     84,668
                              ==========  =========  ======  ======  =======  =======  =========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               AB Variable Products Series Fund, Inc.
                                            (continued)
                              ---------------------------------------
                                      AB                  AB
                                  Large Cap            Small Cap
                                    Growth              Growth
                                 Portfolio --        Portfolio --
                                   Class B              Class B
                              -----------------  --------------------
                                          Year ended December 31,
                              ----------------------------------------
                                2016      2015     2016       2015
                              --------  -------  --------  ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $ (1,627)  (2,004)  (14,602)    (32,936)
   Net realized gain
     (loss) on
     investments.............   30,695    2,395   (32,106)     10,798
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........  (41,774)    (528) (215,473)     12,364
   Capital gain
     distribution............   14,077   15,851   304,638     213,101
                              --------  -------  --------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    1,371   15,714    42,457     203,327
                              --------  -------  --------  ----------
From capital
  transactions (note 4):
   Net premiums..............       --       --     9,311       5,088
   Death benefits............       --       --        --          --
   Surrenders................  (72,671)  (2,556)  (31,014)   (143,308)
   Administrative
     expenses................      (92)    (184)   (5,155)    (16,142)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   14,552       (1)   20,500  (3,431,543)
                              --------  -------  --------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  (58,211)  (2,741)   (6,358) (3,585,905)
                              --------  -------  --------  ----------
Increase (decrease) in
  net assets.................  (56,840)  12,973    36,099  (3,382,578)
Net assets at beginning
  of year....................  177,148  164,175   951,592   4,334,170
                              --------  -------  --------  ----------
Net assets at end of year.... $120,308  177,148   987,691     951,592
                              ========  =======  ========  ==========
Change in units (note 5):
   Units purchased...........      799       --     5,874       6,627
   Units redeemed............   (3,773)    (141)   (5,461)   (173,141)
                              --------  -------  --------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   (2,974)    (141)      413    (166,514)
                              ========  =======  ========  ==========

                              AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
                              ------------------------------------------------------------
                                Invesco V.I.
                                  American           Invesco V.I.           Invesco V.I.
                                 Franchise             Comstock             Core Equity
                                  Fund --               Fund --               Fund --
                              Series I shares      Series II shares       Series I shares
                              ---------------    --------------------  ---------------------

                              -------   -----------------------------------------------------
                               2016       2015      2016       2015       2016        2015
                              ------    -------  ---------  ---------  ----------  ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)...............   (803)    (1,078)    42,129      6,078       1,151     (3,517)
   Net realized gain
     (loss) on
     investments.............    291      6,903     87,542     80,107      (1,273)    65,762
   Change in unrealized
     appreciation
     (depreciation)
     on investments.......... (5,060)    (2,929)   440,270   (228,810)   (310,240)  (216,111)
   Capital gain
     distribution............  6,331        505    698,305      5,300     774,319     89,665
                              ------    -------  ---------  ---------  ----------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........    759      3,401  1,268,246   (137,325)    463,957    (64,201)
                              ------    -------  ---------  ---------  ----------  ---------
From capital
  transactions (note 4):
   Net premiums..............     --         --     21,813     10,610         329      3,450
   Death benefits............     --         --         --         --          --         --
   Surrenders................     --         --   (499,310)   (75,355)   (577,679)    (8,502)
   Administrative
     expenses................   (398)      (449)   (54,082)   (13,744)    (65,148)    (6,891)
   Transfers between
     subaccounts
     (including fixed
     account), net...........     (1)   (22,943) 6,135,100    311,389  10,696,254   (256,450)
                              ------    -------  ---------  ---------  ----------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........   (399)   (23,392) 5,603,521    232,900  10,053,756   (268,393)
                              ------    -------  ---------  ---------  ----------  ---------
Increase (decrease) in
  net assets.................    360    (19,991) 6,871,767     95,575  10,517,713   (332,594)
Net assets at beginning
  of year.................... 71,863     91,854  1,795,281  1,699,706     778,507  1,111,101
                              ------    -------  ---------  ---------  ----------  ---------
Net assets at end of year.... 72,223     71,863  8,667,048  1,795,281  11,296,220    778,507
                              ======    =======  =========  =========  ==========  =========
Change in units (note 5):
   Units purchased...........     --         --    498,844     33,459     673,329      2,788
   Units redeemed............    (28)    (1,575)  (116,245)   (17,989)    (62,641)   (18,586)
                              ------    -------  ---------  ---------  ----------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (28)    (1,575)   382,599     15,470     610,688    (15,798)
                              ======    =======  =========  =========  ==========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                                                  American Century
                              AIM Variable Insurance Funds (Invesco Variable Insurance Funds)         Variable
                                                       (continued)                              Portfolios II, Inc.
                              ------------------------------------------------------------     ---------------------
                                                                               Invesco V.I.
                                   Invesco V.I.             Invesco V.I.           Value
                                    Equity and             International       Opportunities        VP Inflation
                                  Income Fund --           Growth Fund --         Fund --        Protection Fund --
                                 Series II shares         Series II shares    Series II shares        Class II
                              ---------------------    ---------------------  --------------   ---------------------
                                                                       Year ended December 31,
                              ---------------------------------------------------------------------------------------
                                 2016          2015       2016        2015     2016     2015      2016       2015
                              ----------    ---------  ----------  ---------  ------   ------  ---------  ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   (2,279)      15,980     (34,492)       596    (108)     123      9,933      81,394
   Net realized gain
     (loss) on
     investments.............     69,980       75,612     118,210    182,451     (34)      10    (66,944)   (386,478)
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........    139,573     (435,410)   (235,414)  (703,559) (1,316)  (2,237)    27,904     288,527
   Capital gain
     distribution............     71,440      234,296          --         --   3,106      811     21,077          --
                              ----------    ---------  ----------  ---------  ------   ------  ---------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    278,714     (109,522)   (151,696)  (520,512)  1,648   (1,293)    (8,030)    (16,557)
                              ----------    ---------  ----------  ---------  ------   ------  ---------  ----------
From capital
  transactions (note 4):
   Net premiums..............      1,280        1,285       5,580     10,779      --       --        602       1,719
   Death benefits............         --           --          --    (42,125)     --       --         --      (8,699)
   Surrenders................   (196,139)    (192,205)   (518,507)  (582,679)     --       --   (480,993)   (312,010)
   Administrative
     expenses................    (23,302)     (23,400)    (65,536)   (72,272)    (67)     (77)   (44,476)    (45,348)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   (211,035)      69,932  (2,513,563) 3,161,074     324      (21) 3,385,308  (5,474,889)
                              ----------    ---------  ----------  ---------  ------   ------  ---------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........   (429,196)    (144,388) (3,092,026) 2,474,777     257      (98) 2,860,441  (5,839,227)
                              ----------    ---------  ----------  ---------  ------   ------  ---------  ----------
Increase (decrease) in
  net assets.................   (150,482)    (253,910) (3,243,722) 1,954,265   1,905   (1,391) 2,852,411  (5,855,784)
Net assets at beginning
  of year....................  2,464,115    2,718,025   8,058,424  6,104,159   9,765   11,156  2,892,550   8,748,334
                              ----------    ---------  ----------  ---------  ------   ------  ---------  ----------
Net assets at end of year.... $2,313,633    2,464,115   4,814,702  8,058,424  11,670    9,765  5,744,961   2,892,550
                              ==========    =========  ==========  =========  ======   ======  =========  ==========
Change in units (note 5):
   Units purchased...........      9,792       12,732      90,178    270,163      28       --    305,758      52,216
   Units redeemed............    (40,784)     (23,495)   (327,820)  (103,574)     (6)      (8)   (82,601)   (510,916)
                              ----------    ---------  ----------  ---------  ------   ------  ---------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (30,992)     (10,763)   (237,642)   166,589      22       (8)   223,157    (458,700)
                              ==========    =========  ==========  =========  ======   ======  =========  ==========

                               BlackRock Variable
                               Series Funds, Inc.
                              --------------------


                                 BlackRock Basic
                               Value V.I. Fund --
                                Class III Shares
                              --------------------

                              ------------------
                                 2016       2015
                              ---------  ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)...............    31,347     (3,218)
   Net realized gain
     (loss) on
     investments.............    56,174     38,641
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   531,338   (319,865)
   Capital gain
     distribution............   167,511    164,342
                              ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........   786,370   (120,100)
                              ---------  ---------
From capital
  transactions (note 4):
   Net premiums..............    12,475      5,521
   Death benefits............        --         --
   Surrenders................  (444,585)   (44,014)
   Administrative
     expenses................   (46,461)   (11,847)
   Transfers between
     subaccounts
     (including fixed
     account), net........... 5,565,335    151,927
                              ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ 5,086,764    101,587
                              ---------  ---------
Increase (decrease) in
  net assets................. 5,873,134    (18,513)
Net assets at beginning
  of year.................... 1,348,485  1,366,998
                              ---------  ---------
Net assets at end of year.... 7,221,619  1,348,485
                              =========  =========
Change in units (note 5):
   Units purchased...........   384,592     21,260
   Units redeemed............   (68,631)   (15,435)
                              ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   315,961      5,825
                              =========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                   BlackRock Variable Series Funds, Inc. (continued)
                             ------------------------------------------------------------


                                                           BlackRock         BlackRock
                                     BlackRock             Large Cap           Value
                                 Global Allocation           Growth        Opportunities
                                    V.I. Fund --          V.I. Fund --     V.I. Fund --
                                  Class III Shares      Class III Shares Class III Shares
                             -------------------------  ---------------  ----------------

                                                Year ended December 31,
                             ------------------------------------------------------------
                                 2016          2015       2016    2015     2016     2015
                             ------------  -----------  -------  ------  -------  -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   (768,710)  (1,226,100)    (417)   (413)  (1,330)  (1,491)
 Net realized gain
   (loss) on investments....   (2,263,576)     428,489    3,566      54    9,400    7,535
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    6,328,304  (14,755,797)  (1,889) (1,550)  13,371  (27,262)
 Capital gain
   distribution.............           --   11,028,005      299   2,391    4,330   11,766
                             ------------  -----------  -------  ------  -------  -------
    Increase (decrease)
     in net assets from
     operations.............    3,296,018   (4,525,403)   1,559     482   25,771   (9,452)
                             ------------  -----------  -------  ------  -------  -------
From capital
 transactions (note 4):
 Net premiums...............       78,107      607,487       --      --       --       --
 Death benefits.............      (95,287)    (806,320)      --      --       --       --
 Surrenders.................  (12,390,603) (14,696,603)      --      --  (10,038)    (865)
 Administrative expenses....   (2,278,077)  (2,370,204)      (8)     (8)  (1,596)  (1,542)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (6,465,940)  (7,204,306) (41,440)     --   (6,887)    (145)
                             ------------  -----------  -------  ------  -------  -------
    Increase (decrease)
     in net assets from
     capital transactions...  (21,151,800) (24,469,946) (41,448)     (8) (18,521)  (2,552)
                             ------------  -----------  -------  ------  -------  -------
Increase (decrease) in
 net assets.................  (17,855,782) (28,995,349) (39,889)    474    7,250  (12,004)
Net assets at beginning
 of year....................  177,860,858  206,856,207   42,792  42,318  122,587  134,591
                             ------------  -----------  -------  ------  -------  -------
Net assets at end of year... $160,005,076  177,860,858    2,903  42,792  129,837  122,587
                             ============  ===========  =======  ======  =======  =======
Change in units (note 5):
 Units purchased............      719,678      300,215       --      --    1,207    1,695
 Units redeemed.............   (2,296,711)  (2,107,099)  (2,441)     --   (2,303)  (1,807)
                             ------------  -----------  -------  ------  -------  -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (1,577,033)  (1,806,884)  (2,441)     --   (1,096)    (112)
                             ============  ===========  =======  ======  =======  =======

                                  Columbia Funds Variable Insurance Trust I
                             --------------------------------------------------
                                     Columbia
                                     Variable                  Variable
                                   Portfolio --              Portfolio --
                                   International             Loomis Sayles
                                   Opportunities                Growth
                                      Fund --                 Fund II --
                                      Class 2                   Class 1
                             ------------------------  ------------------------
                             Period from               Period from
                             January 1 to  Year ended  January 1 to  Year ended
                              April 29,   December 31,  April 29,   December 31,
                                 2016         2015         2016         2015
                             ------------ ------------ ------------ ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................      16,781     (57,483)       (3,475)    (25,136)
 Net realized gain
   (loss) on investments....    (154,920)    108,616      (478,139)     51,535
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (133,633)   (339,816)     (140,384)   (232,953)
 Capital gain
   distribution.............          --          --       615,676     220,784
                              ----------   ---------    ----------   ---------
    Increase (decrease)
     in net assets from
     operations.............    (271,772)   (288,683)       (6,322)     14,230
                              ----------   ---------    ----------   ---------
From capital
 transactions (note 4):
 Net premiums...............       2,799       9,260         2,536       9,882
 Death benefits.............          --     (34,049)           --          --
 Surrenders.................    (121,454)   (380,609)      (48,022)    (59,760)
 Administrative expenses....     (20,497)    (50,598)       (5,070)    (14,020)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (5,316,772)  3,120,455    (1,569,324)    (95,120)
                              ----------   ---------    ----------   ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (5,455,924)  2,664,459    (1,619,880)   (159,018)
                              ----------   ---------    ----------   ---------
Increase (decrease) in
 net assets.................  (5,727,696)  2,375,776    (1,626,202)   (144,788)
Net assets at beginning
 of year....................   5,727,696   3,351,920     1,626,202   1,770,990
                              ----------   ---------    ----------   ---------
Net assets at end of year...          --   5,727,696            --   1,626,202
                              ==========   =========    ==========   =========
Change in units (note 5):
 Units purchased............      36,123     302,595         1,066       8,611
 Units redeemed.............    (543,681)    (87,739)      (90,459)    (17,618)
                              ----------   ---------    ----------   ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (507,558)    214,856       (89,393)     (9,007)
                              ==========   =========    ==========   =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2


                               Columbia Funds Variable          Eaton Vance
                                   Series Trust II            Variable Trust             Federated Insurance Series
                             ---------------------------  ----------------------  ---------------------------------------
                                Columbia
                                Variable      Variable
                              Portfolio --  Portfolio --
                                 Select     Loomis Sayles                           Federated High         Federated
                             International     Growth                                Income Bond           Kaufmann
                             Equity Fund --    Fund --       VT Floating-Rate         Fund II --          Fund II --
                                Class 2        Class 1          Income Fund         Service Shares      Service Shares
                             -------------- ------------- ----------------------  -----------------  --------------------
                               Period from April 29 to
                                     December 31,                                        Year ended December 31,
                             ---------------------------  ----------------------------------------------------------------
                                  2016          2016         2016        2015       2016      2015      2016       2015
                             -------------- ------------- ----------  ----------  --------  -------  ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   $   25,837       (15,018)      93,220     117,513    21,925   19,614    (14,551)   (13,102)
 Net realized gain
   (loss) on investments....     (334,234)        8,190      (59,164)    (59,266)   (2,867)    (501)    (1,874)    21,961
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........      (16,875)       74,109      293,174    (128,698)   37,055  (36,324)   (37,642)   (90,662)
 Capital gain
   distribution.............           --            --           --          --        --       --     67,684    115,858
                               ----------     ---------   ----------  ----------  --------  -------  ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............     (325,272)       67,281      327,230     (70,451)   56,113  (17,211)    13,617     34,055
                               ----------     ---------   ----------  ----------  --------  -------  ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............        3,420        13,550          445       2,650        --       --         --         --
 Death benefits.............           --            --           --     (17,393)       --       --         --         --
 Surrenders.................     (141,125)     (111,945)    (371,864)   (432,052)  (87,053)  (4,916)   (36,414)   (20,901)
 Administrative expenses....      (11,122)       (7,960)     (40,725)    (54,016)   (3,325)  (3,246)    (6,353)    (5,939)
 Transfers between
   subaccounts
   (including fixed
   account), net............    1,072,246     1,482,048     (596,224) (2,836,134)   (9,798) (11,546)   (17,009)   210,276
                               ----------     ---------   ----------  ----------  --------  -------  ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...      923,419     1,375,693   (1,008,368) (3,336,945) (100,176) (19,708)   (59,776)   183,436
                               ----------     ---------   ----------  ----------  --------  -------  ---------  ---------
Increase (decrease) in
 net assets.................      598,147     1,442,974     (681,138) (3,407,396)  (44,063) (36,919)   (46,159)   217,491
Net assets at beginning
 of year....................           --            --    5,038,528   8,445,924   443,421  480,340  1,015,237    797,746
                               ----------     ---------   ----------  ----------  --------  -------  ---------  ---------
Net assets at end of year...   $  598,147     1,442,974    4,357,390   5,038,528   399,358  443,421    969,078  1,015,237
                               ==========     =========   ==========  ==========  ========  =======  =========  =========
Change in units (note 5):
 Units purchased............      591,398       159,836       31,463      43,362       418      830      7,099     18,548
 Units redeemed.............     (529,836)      (21,723)    (113,374)   (311,294)   (5,945)  (1,953)   (10,805)    (8,148)
                               ----------     ---------   ----------  ----------  --------  -------  ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........       61,562       138,113      (81,911)   (267,932)   (5,527)  (1,123)    (3,706)    10,400
                               ==========     =========   ==========  ==========  ========  =======  =========  =========

                             Fidelity(R) Variable
                                   Insurance
                                 Products Fund
                             --------------------



                                      VIP
                                   Balanced
                                 Portfolio --
                                Service Class 2
                             --------------------


                             ---------------------
                                2016       2015
                             ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (9,374)   (10,795)
 Net realized gain
   (loss) on investments....    19,259     38,694
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    62,706   (169,868)
 Capital gain
   distribution.............    78,929    106,286
                             ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   151,520    (35,683)
                             ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............        --      3,375
 Death benefits.............        --         --
 Surrenders.................  (296,124)  (232,552)
 Administrative expenses....   (23,626)   (19,890)
 Transfers between
   subaccounts
   (including fixed
   account), net............   894,135    (67,868)
                             ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...   574,385   (316,935)
                             ---------  ---------
Increase (decrease) in
 net assets.................   725,905   (352,618)
Net assets at beginning
 of year.................... 3,155,229  3,507,847
                             ---------  ---------
Net assets at end of year... 3,881,134  3,155,229
                             =========  =========
Change in units (note 5):
 Units purchased............    84,266      7,194
 Units redeemed.............   (45,712)   (27,166)
                             ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    38,554    (19,972)
                             =========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                           Fidelity(R) Variable Insurance Products Fund (continued)
                             -------------------------------------------------------------------------------------------
                                                          VIP Dynamic
                                                            Capital                                        VIP
                                 VIP Contrafund(R)       Appreciation       VIP Equity-Income        FundsManager(R)
                                   Portfolio --          Portfolio --         Portfolio --          50% Portfolio --
                                  Service Class 2       Service Class 2      Service Class 2         Service Class 2
                             ------------------------  ----------------  ----------------------  ----------------------
                                                                            Year ended December 31,
                             -------------------------------------------------------------------------------------------
                                 2016         2015       2016     2015      2016        2015        2016        2015
                             ------------  ----------  -------  -------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   (147,797)   (143,152)  (1,604)  (1,809)    (23,694)    161,766    (188,221)   (272,683)
 Net realized gain
   (loss) on investments....    1,900,418   1,147,517    2,217    5,403    (177,197)    136,358     598,647   1,045,753
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (2,774,129) (3,186,774)  (6,253) (16,256)    417,830  (1,982,391)    (91,349) (2,759,994)
 Capital gain
   distribution.............    1,648,227   2,051,420    8,333    8,979     656,101   1,091,707     504,180   1,427,420
                             ------------  ----------  -------  -------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............      626,719    (130,989)   2,693   (3,683)    873,040    (592,560)    823,257    (559,504)
                             ------------  ----------  -------  -------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............        6,803      14,330    2,000       --      17,865      13,252      69,410     315,761
 Death benefits.............           --    (103,214)      --       --          --     (43,216)         --          --
 Surrenders.................   (1,191,083) (1,583,596)  (9,558)  (9,796)   (538,725)   (922,207) (2,794,027) (3,284,475)
 Administrative expenses....     (143,414)   (216,811)  (1,448)    (988)    (69,029)   (107,816)   (528,051)   (550,501)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (11,844,935)   (752,219)    (318)  69,238  (6,844,970)      1,303    (462,690) (1,092,222)
                             ------------  ----------  -------  -------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (13,172,629) (2,641,510)  (9,324)  58,454  (7,434,859) (1,058,684) (3,715,358) (4,611,437)
                             ------------  ----------  -------  -------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................  (12,545,910) (2,772,499)  (6,631)  54,771  (6,561,819) (1,651,244) (2,892,101) (5,170,941)
Net assets at beginning
 of year....................   20,365,061  23,137,560  220,389  165,618  10,313,630  11,964,874  37,591,168  42,762,109
                             ------------  ----------  -------  -------  ----------  ----------  ----------  ----------
Net assets at end of year... $  7,819,151  20,365,061  213,758  220,389   3,751,811  10,313,630  34,699,067  37,591,168
                             ============  ==========  =======  =======  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............      132,491     111,496      884    4,251      64,084      69,633     111,266     196,865
 Units redeemed.............     (920,018)   (265,548)  (1,389)  (1,202)   (590,354)   (144,827)   (421,224)   (571,740)
                             ------------  ----------  -------  -------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (787,527)   (154,052)    (505)   3,049    (526,270)    (75,194)   (309,958)   (374,875)
                             ============  ==========  =======  =======  ==========  ==========  ==========  ==========

                             -------------------------

                                        VIP
                                  FundsManager(R)
                                 60% Portfolio --
                                  Service Class 2
                             ------------------------

                             -------------------------
                                 2016         2015
                             -----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (630,884)    (975,822)
 Net realized gain
   (loss) on investments....   1,024,024    2,338,626
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (1,122,617) (13,377,624)
 Capital gain
   distribution.............   4,471,685   10,398,101
                             -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   3,742,208   (1,616,719)
                             -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............     311,268      707,327
 Death benefits.............          --           --
 Surrenders................. (10,640,877) (10,109,569)
 Administrative expenses....  (1,812,768)  (1,890,727)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (1,463,994)  (3,022,960)
                             -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (13,606,371) (14,315,929)
                             -----------  -----------
Increase (decrease) in
 net assets.................  (9,864,163) (15,932,648)
Net assets at beginning
 of year.................... 133,543,495  149,476,143
                             -----------  -----------
Net assets at end of year... 123,679,332  133,543,495
                             ===========  ===========
Change in units (note 5):
 Units purchased............     336,149      451,482
 Units redeemed.............  (1,410,195)  (1,566,185)
                             -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (1,074,046)  (1,114,703)
                             ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                        Fidelity(R) Variable Insurance Products Fund (continued)
                              ------------------------------------------------------------------------------------------
                                 VIP Growth &                                                        VIP Investment
                                    Income                                        VIP Growth           Grade Bond
                                 Portfolio --     VIP Growth Opportunities       Portfolio --         Portfolio --
                                Service Class 2   Portfolio -- Service Class 2  Service Class 2      Service Class 2
                              ------------------  ---------------------------  ----------------  ----------------------
                                                                        Year ended December 31,
                              ------------------------------------------------------------------------------------------
                                 2016      2015      2016           2015         2016     2015      2016        2015
                              ---------  -------   ----------     ----------   -------  -------  ----------  ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  (1,132)   1,933     (75,783)      (113,855)    (2,288)  (2,473)    148,799     189,183
   Net realized gain
     (loss) on
     investments.............    20,457    8,787      10,549        399,929        655    9,026     (80,416)    (62,675)
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........     4,484  (34,464)   (336,953)    (1,045,531)   (18,019)  (2,054)    366,305    (662,302)
   Capital gain
     distribution............    17,335   14,916     166,583        839,796     18,534    5,832       7,958       9,196
                              ---------  -------   ----------     ----------   -------  -------  ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    41,144   (8,828)   (235,604)        80,339     (1,118)  10,331     442,646    (526,598)
                              ---------  -------   ----------     ----------   -------  -------  ----------  ----------
From capital
  transactions (note 4):
   Net premiums..............        --       --       1,359          5,186         --       --       9,259      17,113
   Death benefits............        --       --          --        (42,563)        --       --          --    (104,948)
   Surrenders................  (177,581)  (2,815)   (423,868)      (569,007)        --       --  (1,880,100) (1,102,419)
   Administrative
     expenses................    (3,292)  (3,138)    (48,135)       (68,413)    (1,039)    (991)   (194,873)   (166,004)
   Transfers between
     subaccounts
     (including fixed
     account), net...........    (5,078)  (6,558) (5,553,551)     4,387,684      1,599    4,178   2,329,072   7,437,794
                              ---------  -------   ----------     ----------   -------  -------  ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  (185,951) (12,511) (6,024,195)     3,712,887        560    3,187     263,358   6,081,536
                              ---------  -------   ----------     ----------   -------  -------  ----------  ----------
Increase (decrease) in
  net assets.................  (144,807) (21,339) (6,259,799)     3,793,226       (558)  13,518     706,004   5,554,938
Net assets at beginning
  of year....................   276,812  298,151   8,485,561      4,692,335    198,366  184,848  17,237,227  11,682,289
                              ---------  -------   ----------     ----------   -------  -------  ----------  ----------
Net assets at end of year.... $ 132,005  276,812   2,225,762      8,485,561    197,808  198,366  17,943,231  17,237,227
                              =========  =======   ==========     ==========   =======  =======  ==========  ==========
Change in units (note 5):
   Units purchased...........     1,047    2,663      71,874        345,433        171    1,747     388,386     746,781
   Units redeemed............   (10,885)  (3,297)   (445,806)      (128,317)      (133)  (1,606)   (376,913)   (273,337)
                              ---------  -------   ----------     ----------   -------  -------  ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (9,838)    (634)   (373,932)       217,116         38      141      11,473     473,444
                              =========  =======   ==========     ==========   =======  =======  ==========  ==========

                              ----------------------

                                   VIP Mid Cap
                                   Portfolio --
                                 Service Class 2
                              ---------------------

                              ----------------------
                                 2016       2015
                              ---------  ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)...............   (96,911)   (127,444)
   Net realized gain
     (loss) on
     investments.............   (61,563)    410,246
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   562,336  (1,864,992)
   Capital gain
     distribution............   501,787   1,607,461
                              ---------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........   905,649      25,271
                              ---------  ----------
From capital
  transactions (note 4):
   Net premiums..............     3,818      18,940
   Death benefits............        --     (34,899)
   Surrenders................  (699,114) (1,006,341)
   Administrative
     expenses................   (81,105)    (89,127)
   Transfers between
     subaccounts
     (including fixed
     account), net........... 1,399,068  (4,835,697)
                              ---------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........   622,667  (5,947,124)
                              ---------  ----------
Increase (decrease) in
  net assets................. 1,528,316  (5,921,853)
Net assets at beginning
  of year.................... 7,925,422  13,847,275
                              ---------  ----------
Net assets at end of year.... 9,453,738   7,925,422
                              =========  ==========
Change in units (note 5):
   Units purchased...........   152,473      57,101
   Units redeemed............  (115,927)   (375,091)
                              ---------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    36,546    (317,990)
                              =========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                              Fidelity(R) Variable
                                  Insurance
                                Products Fund
                                 (continued)
                              -------------------
                                  VIP Value
                                  Strategies
                                 Portfolio --
                               Service Class 2
                              -------------------

                              --------------------
                                2016       2015
                              --------   -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   (711)   (1,009)
   Net realized gain
     (loss) on
     investments.............   20,780     3,522
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........  (14,489)  (15,865)
   Capital gain
     distribution............       --       252
                              --------   -------
       Increase
         (decrease) in
         net assets from
         operations..........    5,580   (13,100)
                              --------   -------
From capital
  transactions (note 4):
   Net premiums..............       --        --
   Death benefits............       --        --
   Surrenders................       --        --
   Administrative
     expenses................   (1,327)   (1,501)
   Transfers between
     subaccounts
     (including fixed
     account), net...........  (73,759)   (5,226)
                              --------   -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  (75,086)   (6,727)
                              --------   -------
Increase (decrease) in
  net assets.................  (69,506)  (19,827)
Net assets at beginning
  of year....................  302,769   322,596
                              --------   -------
Net assets at end of year.... $233,263   302,769
                              ========   =======
Change in units (note 5):
   Units purchased...........      290       281
   Units redeemed............   (5,638)     (641)
                              --------   -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   (5,348)     (360)
                              ========   =======



                                                Franklin Templeton Variable Insurance Products Trust
                              ---------------------------------------------------------------------------------------
                                Franklin Founding                               Franklin Mutual
                                 Funds Allocation        Franklin Income          Shares VIP        Templeton Growth
                                   VIP Fund --             VIP Fund --              Fund --            VIP Fund --
                                  Class 2 Shares         Class 2 Shares         Class 2 Shares       Class 2 Shares
                              ---------------------  ----------------------  --------------------  ------------------
                                                    Year ended December 31,
                              ----------------------------------------------------------------------------------------
                                 2016       2015        2016        2015        2016       2015      2016      2015
                              ---------  ----------  ----------  ----------  ---------  ---------  --------  --------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)...............   124,108      79,546     477,162     515,653     15,266     49,335     3,861     6,827
   Net realized gain
     (loss) on
     investments.............  (124,163)    (19,719)   (116,176)     79,047     52,430    120,043     5,400    37,463
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   439,523    (610,922)  1,288,095  (2,121,389)    84,174   (545,859)    5,926   (78,981)
   Capital gain
     distribution............   197,721      11,291          --          --    216,332    196,571    17,423        --
                              ---------  ----------  ----------  ----------  ---------  ---------  --------  --------
       Increase
         (decrease) in
         net assets from
         operations..........   637,189    (539,804)  1,649,081  (1,526,689)   368,202   (179,910)   32,610   (34,691)
                              ---------  ----------  ----------  ----------  ---------  ---------  --------  --------
From capital
  transactions (note 4):
   Net premiums..............        --          --       2,000       7,000         --     30,308        --        --
   Death benefits............        --    (108,550)    (77,077)    (10,114)        --         --        --        --
   Surrenders................  (653,632)   (471,075) (1,343,234) (1,865,277)  (181,033)  (261,988)  (47,969)  (18,580)
   Administrative
     expenses................   (36,520)    (40,009)    (93,849)   (102,159)   (15,427)   (15,523)   (4,066)   (4,753)
   Transfers between
     subaccounts
     (including fixed
     account), net...........  (267,219)    (81,555)   (822,360)   (240,803)   (53,973)    23,486   (54,349) (118,086)
                              ---------  ----------  ----------  ----------  ---------  ---------  --------  --------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  (957,371)   (701,189) (2,334,520) (2,211,353)  (250,433)  (223,717) (106,384) (141,419)
                              ---------  ----------  ----------  ----------  ---------  ---------  --------  --------
Increase (decrease) in
  net assets.................  (320,182) (1,240,993)   (685,439) (3,738,042)   117,769   (403,627)  (73,774) (176,110)
Net assets at beginning
  of year.................... 6,264,866   7,505,859  15,514,406  19,252,448  2,678,212  3,081,839   475,858   651,968
                              ---------  ----------  ----------  ----------  ---------  ---------  --------  --------
Net assets at end of year.... 5,944,684   6,264,866  14,828,967  15,514,406  2,795,981  2,678,212   402,084   475,858
                              =========  ==========  ==========  ==========  =========  =========  ========  ========
Change in units (note 5):
   Units purchased...........    42,242      13,586     124,210      55,814      6,451     22,651     2,630     2,623
   Units redeemed............  (128,579)    (72,465)   (296,323)   (210,464)   (21,823)   (38,455)  (11,691)  (13,497)
                              ---------  ----------  ----------  ----------  ---------  ---------  --------  --------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   (86,337)    (58,879)   (172,113)   (154,650)   (15,372)   (15,804)   (9,061)  (10,874)
                              =========  ==========  ==========  ==========  =========  =========  ========  ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                Goldman Sachs Variable
                                   Insurance Trust                   Janus Aspen Series
                              -------------------------  ------------------------------------------
                                    Goldman Sachs
                                      Government
                                     Money Market              Balanced                Forty
                                       Fund --           Portfolio -- Service  Portfolio -- Service
                                    Service Shares              Shares                Shares
                              -------------------------  --------------------  --------------------
                                                                      Year ended December 31,
                              ----------------------------------------------------------------------
                                  2016          2015        2016       2015       2016       2015
                              ------------  -----------  ---------  ---------  ---------  ---------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   (117,816)    (139,903)    30,770    (12,119)   (75,686)   (81,225)
   Net realized gain
     (loss) on
     investments.............           --           --    106,374    136,907    (90,831)    78,769
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........           --           --    (38,489)  (468,419)  (512,513)  (571,798)
   Capital gain
     distribution............           --           --    104,363    262,321    706,160  1,121,438
                              ------------  -----------  ---------  ---------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........     (117,816)    (139,903)   203,018    (81,310)    27,130    547,184
                              ------------  -----------  ---------  ---------  ---------  ---------
From capital
  transactions (note 4):
   Net premiums..............      199,000           --      4,740      6,004        805      3,086
   Death benefits............  (14,025,363) (14,695,307)   (76,077)   (78,451)        --    (26,195)
   Surrenders................   (3,485,426)  (3,884,024)  (656,316)  (528,429)  (384,853)  (384,966)
   Administrative
     expenses................      (54,414)     (65,168)   (70,163)   (63,078)   (46,144)   (46,970)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   15,815,032   17,558,598  1,224,660    (60,045)   (18,831)  (297,573)
                              ------------  -----------  ---------  ---------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........   (1,551,171)  (1,085,901)   426,844   (723,999)  (449,023)  (752,618)
                              ------------  -----------  ---------  ---------  ---------  ---------
Increase (decrease) in
  net assets.................   (1,668,987)  (1,225,804)   629,862   (805,309)  (421,893)  (205,434)
Net assets at beginning
  of year....................    7,611,629    8,837,433  7,584,717  8,390,026  5,395,839  5,601,273
                              ------------  -----------  ---------  ---------  ---------  ---------
Net assets at end of year.... $  5,942,642    7,611,629  8,214,579  7,584,717  4,973,946  5,395,839
                              ============  ===========  =========  =========  =========  =========
Change in units (note 5):
   Units purchased...........    2,444,986    2,909,284    146,918     32,628     33,279     38,011
   Units redeemed............   (2,612,087)  (3,025,921)  (119,699)   (74,531)   (55,113)   (75,718)
                              ------------  -----------  ---------  ---------  ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........     (167,101)    (116,637)    27,219    (41,903)   (21,834)   (37,707)
                              ============  ===========  =========  =========  =========  =========

                                Legg Mason Partners Variable
                                        Equity Trust
                              ----------------------------------
                                 ClearBridge      ClearBridge
                                  Variable         Variable
                              Aggressive Growth Dividend Strategy
                                Portfolio --     Portfolio --
                                   Class II         Class II
                              ----------------  ----------------

                              -----------------------------------
                                2016     2015    2016     2015
                              -------  -------  ------   ------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)...............    (319)  (1,029)   (192)     (88)
   Net realized gain
     (loss) on
     investments.............  14,356   10,945   3,132      656
   Change in unrealized
     appreciation
     (depreciation)
     on investments.......... (17,102) (20,405)  2,644   (3,821)
   Capital gain
     distribution............     166    7,282      --       --
                              -------  -------  ------   ------
       Increase
         (decrease) in
         net assets from
         operations..........  (2,899)  (3,207)  5,584   (3,253)
                              -------  -------  ------   ------
From capital
  transactions (note 4):
   Net premiums..............      --       --      --       --
   Death benefits............      --       --      --       --
   Surrenders................ (61,416)  (2,912) (4,851)  (4,924)
   Administrative
     expenses................     (37)    (154)     --       --
   Transfers between
     subaccounts
     (including fixed
     account), net...........  10,001  (25,677) (2,637)   1,259
                              -------  -------  ------   ------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (51,452) (28,743) (7,488)  (3,665)
                              -------  -------  ------   ------
Increase (decrease) in
  net assets................. (54,351) (31,950) (1,904)  (6,918)
Net assets at beginning
  of year....................  67,460   99,410  48,431   55,349
                              -------  -------  ------   ------
Net assets at end of year....  13,109   67,460  46,527   48,431
                              =======  =======  ======   ======
Change in units (note 5):
   Units purchased...........     490       --     679      218
   Units redeemed............  (3,102)  (1,395) (1,232)    (491)
                              -------  -------  ------   ------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........  (2,612)  (1,395)   (553)    (273)
                              =======  =======  ======   ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                 Legg Mason
                              Partners Variable
                                Equity Trust                                                                  MFS(R) Variable
                                (continued)                 MFS(R) Variable Insurance Trust                  Insurance Trust II
                              -----------------  ---------------------------------------------------------  ---------------------
                                ClearBridge      MFS(R) Investors     MFS(R) Total       MFS(R) Utilities   MFS(R) Massachusetts
                              Variable Large Cap Trust Series --    Return Series --         Series --      Investors Growth Stock
                              Value Portfolio --   Service Class         Service              Service       Portfolio --  Service
                                   Class I          Shares            Class Shares         Class Shares         Class Shares
                              -----------------  ---------------  --------------------  ------------------  ---------------------
                                                                                                                     Period from
                                                                                                                     March 27 to
                                                          Year ended December 31,                                    December 31,
                              -------------------------------------------------------------------------------------  ------------
                                2016     2015    2016    2015        2016       2015      2016      2015     2016        2015
                              -------   ------   ----    ------   ---------  ---------  --------  --------  ------   ------------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   270      504    --        (4)      47,752     35,122     9,397    12,883    (115)        (62)
   Net realized gain
     (loss) on
     investments.............     249       (6)   --     1,818      111,380     72,914    (8,325)    3,111     (20)         (5)
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   4,894   (1,181)   --    (2,169)     (21,966)  (343,351)   25,064  (122,558)   (938)     (1,171)
   Capital gain
     distribution............   1,273    1,964    --        --      133,163    154,782     9,190    32,891   1,744         867
                              -------   ------    --     ------   ---------  ---------  --------  --------  ------      ------
       Increase
         (decrease) in
         net assets from
         operations..........   6,686    1,281    --      (355)     270,329    (80,533)   35,326   (73,673)    671        (371)
                              -------   ------    --     ------   ---------  ---------  --------  --------  ------      ------
From capital
  transactions (note 4):
   Net premiums..............      --       --    --        --        3,000     18,625        --        --      --          --
   Death benefits............      --       --    --        --           --         --        --        --      --          --
   Surrenders................  (6,851)      --    --    (9,092)    (452,858)  (237,801)  (51,986)   (8,916)     --          --
   Administrative
     expenses................     (25)     (24)   --        --      (37,152)   (35,327)   (3,237)   (3,383)    (44)        (24)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   4,140   40,369    --        (1)      99,910    193,144   (45,867)   (9,582)     (1)     14,923
                              -------   ------    --     ------   ---------  ---------  --------  --------  ------      ------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  (2,736)  40,345    --    (9,093)    (387,100)   (61,359) (101,090)  (21,881)    (45)     14,899
                              -------   ------    --     ------   ---------  ---------  --------  --------  ------      ------
Increase (decrease) in
  net assets.................   3,950   41,626    --    (9,448)    (116,771)  (141,892)  (65,764)  (95,554)    626      14,528
Net assets at beginning
  of year....................  53,915   12,289    --     9,448    4,084,143  4,226,035   388,957   484,511  14,528          --
                              -------   ------    --     ------   ---------  ---------  --------  --------  ------      ------
Net assets at end of year.... $57,865   53,915    --        --    3,967,372  4,084,143   323,193   388,957  15,154      14,528
                              =======   ======    ==     ======   =========  =========  ========  ========  ======      ======
Change in units (note 5):
   Units purchased...........     970    4,423    --        --       26,432     20,347       703     1,802      --       1,492
   Units redeemed............  (1,192)      (2)   --      (525)     (50,806)   (24,252)   (5,811)   (2,812)     (4)         (2)
                              -------   ------    --     ------   ---------  ---------  --------  --------  ------      ------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (222)   4,421    --      (525)     (24,374)    (3,905)   (5,108)   (1,010)     (4)      1,490
                              =======   ======    ==     ======   =========  =========  ========  ========  ======      ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                   Oppenheimer Variable Account Funds
                              ---------------------------------------------------------------------------------------
                                                      Oppenheimer
                                 Oppenheimer          Conservative                               Oppenheimer Main
                              Capital Appreciation      Balanced        Oppenheimer Global            Street
                                  Fund/VA --           Fund/VA --           Fund/VA --              Fund/VA --
                                Service Shares       Service Shares       Service Shares          Service Shares
                              -------------------  -----------------  ----------------------  ----------------------
                                                                         Year ended December 31,
                              ---------------------------------------------------------------------------------------
                                2016       2015      2016      2015      2016        2015        2016        2015
                              --------   -------   --------  -------  ----------  ----------  ----------  ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $ (3,792)   (5,057)     4,649    2,073     (35,938)    (30,855)    (79,168)    (79,742)
   Net realized gain
     (loss) on
     investments.............      855     7,691     39,696   15,382      42,706     386,656     466,433     728,806
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........  (50,487)  (73,364)   (15,677) (25,458)   (640,394)   (615,885)   (473,663) (1,995,487)
   Capital gain
     distribution............   34,106    77,821         --       --     472,316     490,842   1,073,339   1,542,186
                              --------   -------   --------  -------  ----------  ----------  ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........  (19,318)    7,091     28,668   (8,003)   (161,310)    230,758     986,941     195,763
                              --------   -------   --------  -------  ----------  ----------  ----------  ----------
From capital
  transactions (note 4):
   Net premiums..............    8,021        --         --       --       8,773       4,913       2,615       6,841
   Death benefits............       --        --         --       --          --     (34,092)         --     (52,099)
   Surrenders................  (68,454)   (1,836)  (134,212) (38,226)   (443,032)   (691,091) (1,063,036)   (861,016)
   Administrative
     expenses................   (2,853)   (3,030)    (3,412)  (3,039)    (66,878)    (75,280)   (118,758)   (100,746)
   Transfers between
     subaccounts
     (including fixed
     account), net...........  (15,314)   58,412    190,550  (37,784)   (871,897)   (282,921)  3,498,282    (369,949)
                              --------   -------   --------  -------  ----------  ----------  ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  (78,600)   53,546     52,926  (79,049) (1,373,034) (1,078,471)  2,319,103  (1,376,969)
                              --------   -------   --------  -------  ----------  ----------  ----------  ----------
Increase (decrease) in
  net assets.................  (97,918)   60,637     81,594  (87,052) (1,534,344)   (847,713)  3,306,044  (1,181,206)
Net assets at beginning
  of year....................  425,143   364,506    609,427  696,479   7,131,927   7,979,640   9,416,739  10,597,945
                              --------   -------   --------  -------  ----------  ----------  ----------  ----------
Net assets at end of year.... $327,225   425,143    691,021  609,427   5,597,583   7,131,927  12,722,783   9,416,739
                              ========   =======   ========  =======  ==========  ==========  ==========  ==========
Change in units (note 5):
   Units purchased...........    2,104     5,057     28,192    1,554      79,999      52,211     289,404      50,218
   Units redeemed............   (7,344)   (1,812)   (23,188)  (9,791)   (173,303)   (118,406)   (156,715)   (129,798)
                              --------   -------   --------  -------  ----------  ----------  ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   (5,240)    3,245      5,004   (8,237)    (93,304)    (66,195)    132,689     (79,580)
                              ========   =======   ========  =======  ==========  ==========  ==========  ==========

                              -----------------------

                                 Oppenheimer Main
                                 Street Small Cap
                                   Fund(R)/VA --
                                  Service Shares
                              ----------------------

                              -----------------------
                                 2016        2015
                              ----------  ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)...............    (66,643)    (57,479)
   Net realized gain
     (loss) on
     investments.............    186,118     343,664
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........    455,427  (1,770,598)
   Capital gain
     distribution............    229,560     986,346
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    804,462    (498,067)
                              ----------  ----------
From capital
  transactions (note 4):
   Net premiums..............      5,547       8,058
   Death benefits............         --     (34,357)
   Surrenders................   (546,584)   (725,063)
   Administrative
     expenses................    (56,835)    (61,993)
   Transfers between
     subaccounts
     (including fixed
     account), net........... (1,323,019)    323,009
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (1,920,891)   (490,346)
                              ----------  ----------
Increase (decrease) in
  net assets................. (1,116,429)   (988,413)
Net assets at beginning
  of year....................  6,271,074   7,259,487
                              ----------  ----------
Net assets at end of year....  5,154,645   6,271,074
                              ==========  ==========
Change in units (note 5):
   Units purchased...........     46,695      57,116
   Units redeemed............   (155,393)    (83,818)
                              ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   (108,698)    (26,702)
                              ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                       PIMCO Variable Insurance Trust
                              ----------------------------------------------------------------------------------------
                                                                              Long-Term
                                  All Asset            High Yield          U.S. Government          Low Duration
                                 Portfolio --         Portfolio --          Portfolio --            Portfolio --
                                Advisor Class     Administrative Class  Administrative Class    Administrative Class
                                    Shares               Shares                Shares                  Shares
                              -----------------  ---------------------  --------------------  -----------------------
                                                                          Year ended December 31,
                              ----------------------------------------------------------------------------------------
                                2016      2015      2016        2015       2016       2015       2016         2015
                              --------  -------  ----------  ---------  ---------  ---------  ----------  -----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  2,099    4,947     217,070    289,910     10,759      7,290       2,618      187,409
   Net realized gain
     (loss) on
     investments.............   (4,887) (12,516)   (206,269)   (15,630)       949         47     (97,502)     202,296
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   25,069  (18,038)    636,806   (735,598)  (415,582)   (47,913)    100,342     (449,119)
   Capital gain
     distribution............       --       --          --    127,374         --         --          --           --
                              --------  -------  ----------  ---------  ---------  ---------  ----------  -----------
       Increase
         (decrease) in
         net assets from
         operations..........   22,281  (25,607)    647,607   (333,944)  (403,874)   (40,576)      5,458      (59,414)
                              --------  -------  ----------  ---------  ---------  ---------  ----------  -----------
From capital
  transactions (note 4):
   Net premiums..............       --       --       5,730      5,265      1,414     53,131      13,165        5,103
   Death benefits............       --       --          --    (43,311)        --         --          --      (43,569)
   Surrenders................  (28,202) (47,981)   (503,971)  (591,715)  (182,961)   (36,270)   (683,921)    (936,385)
   Administrative
     expenses................   (3,175)  (3,222)    (59,132)   (73,142)   (21,437)    (8,124)    (84,588)    (140,070)
   Transfers between
     subaccounts
     (including fixed
     account), net...........  (28,953) (12,424) (4,211,338) 2,751,934  2,947,353    (29,938) (3,051,076) (11,246,788)
                              --------  -------  ----------  ---------  ---------  ---------  ----------  -----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  (60,330) (63,627) (4,768,711) 2,049,031  2,744,369    (21,201) (3,806,420) (12,361,709)
                              --------  -------  ----------  ---------  ---------  ---------  ----------  -----------
Increase (decrease) in
  net assets.................  (38,049) (89,234) (4,121,104) 1,715,087  2,340,495    (61,777) (3,800,962) (12,421,123)
Net assets at beginning
  of year....................  218,305  307,539   7,910,802  6,195,715  1,247,087  1,308,864  10,128,117   22,549,240
                              --------  -------  ----------  ---------  ---------  ---------  ----------  -----------
Net assets at end of year.... $180,256  218,305   3,789,698  7,910,802  3,587,582  1,247,087   6,327,155   10,128,117
                              ========  =======  ==========  =========  =========  =========  ==========  ===========
Change in units (note 5):
   Units purchased...........      379    5,033      49,084    236,710    152,285     24,541     121,531      157,371
   Units redeemed............   (4,839)  (9,526)   (345,106)  (110,698)   (17,974)   (25,843)   (437,621)  (1,158,683)
                              --------  -------  ----------  ---------  ---------  ---------  ----------  -----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   (4,460)  (4,493)   (296,022)   126,012    134,311     (1,302)   (316,090)  (1,001,312)
                              ========  =======  ==========  =========  =========  =========  ==========  ===========

                              -----------------------

                                   Total Return
                                   Portfolio --
                               Administrative Class
                                      Shares
                              ----------------------

                              -----------------------
                                 2016        2015
                              ----------  ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)...............    156,975     974,009
   Net realized gain
     (loss) on
     investments.............   (338,048)    (50,884)
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........    560,808  (1,653,502)
   Capital gain
     distribution............         --     292,955
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    379,735    (437,422)
                              ----------  ----------
From capital
  transactions (note 4):
   Net premiums..............     23,995      88,887
   Death benefits............         --    (131,064)
   Surrenders................ (3,074,839) (1,656,312)
   Administrative
     expenses................   (263,698)   (252,486)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   (939,328)  7,712,962
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (4,253,870)  5,761,987
                              ----------  ----------
Increase (decrease) in
  net assets................. (3,874,135)  5,324,565
Net assets at beginning
  of year.................... 27,166,502  21,841,937
                              ----------  ----------
Net assets at end of year.... 23,292,367  27,166,502
                              ==========  ==========
Change in units (note 5):
   Units purchased...........    273,692     760,600
   Units redeemed............   (563,320)   (380,497)
                              ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   (289,628)    380,103
                              ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                  State Street Variable Insurance Series Funds, Inc.
                              -----------------------------------------------------------------------------------------
                              Core Value Equity Income V.I.S.  Real Estate Securities                    Small-Cap Equity
                               V.I.S. Fund --      Fund --        V.I.S. Fund --       S&P 500(R) Index   V.I.S. Fund --
                               Class 1 Shares   Class 1 Shares    Class 1 Shares         V.I.S. Fund      Class 1 Shares
                              ----------------  ------------   --------------------   -----------------  ----------------
                                                               Year ended December 31,
                              -----------------------------------------------------------------------------------------
                                2016     2015    2016    2015     2016        2015      2016      2015     2016     2015
                              -------  -------  -----   -----  ---------   ---------  --------  -------  -------  -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $   (73)    (327)     7      36     32,480       9,357    (5,813)   9,059   (3,092)  (3,161)
   Net realized gain
     (loss) on
     investments.............    (327)   3,097      5      10     62,966     166,759   337,816   22,627   (2,783)    (370)
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   3,539  (12,238)    91    (244)  (221,211)   (524,925) (268,142) (33,536)  46,117  (37,796)
   Capital gain
     distribution............   2,793    6,147     --      --    395,385     483,485     3,656       --   12,276   28,428
                              -------  -------  -----   -----  ---------   ---------  --------  -------  -------  -------
       Increase
         (decrease) in
         net assets from
         operations..........   5,932   (3,321)   103    (198)   269,620     134,676    67,517   (1,850)  52,518  (12,899)
                              -------  -------  -----   -----  ---------   ---------  --------  -------  -------  -------
From capital
  transactions (note 4):
   Net premiums..............   2,000       --     --      --      4,978       2,789        --       --       --       --
   Death benefits............      --       --     --      --         --     (17,837)       --       --       --       --
   Surrenders................      --       --   (472)   (471)  (275,299)   (344,247) (853,382) (47,293)    (431)  (7,776)
   Administrative
     expenses................    (972)  (1,126)    --      --    (33,094)    (36,498)     (447)    (435)  (1,956)  (2,063)
   Transfers between
     subaccounts
     (including fixed
     account), net...........  (2,503) (31,328)    78     227   (415,709)   (300,580)   (1,528)    (122) (26,574)   1,669
                              -------  -------  -----   -----  ---------   ---------  --------  -------  -------  -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  (1,475) (32,454)  (394)   (244)  (719,124)   (696,373) (855,357) (47,850) (28,961)  (8,170)
                              -------  -------  -----   -----  ---------   ---------  --------  -------  -------  -------
Increase (decrease) in
  net assets.................   4,457  (35,775)  (291)   (442)  (449,504)   (561,697) (787,840) (49,700)  23,557  (21,069)
Net assets at beginning
  of year....................  66,101  101,876  8,647   9,089  3,990,221   4,551,918   889,573  939,273  240,725  261,794
                              -------  -------  -----   -----  ---------   ---------  --------  -------  -------  -------
Net assets at end of year.... $70,558   66,101  8,356   8,647  3,540,717   3,990,221   101,733  889,573  264,282  240,725
                              =======  =======  =====   =====  =========   =========  ========  =======  =======  =======
Change in units (note 5):
   Units purchased...........     215      338     72      61     35,915      43,425        56       84      825    1,348
   Units redeemed............    (299)  (2,126)  (104)    (82)   (68,988)    (76,967)  (46,066)  (2,950)  (2,260)  (1,769)
                              -------  -------  -----   -----  ---------   ---------  --------  -------  -------  -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........     (84)  (1,788)   (32)    (21)   (33,073)    (33,542)  (46,010)  (2,866)  (1,435)    (421)
                              =======  =======  =====   =====  =========   =========  ========  =======  =======  =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                              State Street Variable Insurance Series Funds, Inc.
                                              (continued)                        The Prudential Series Fund
                              -------------------------------------------------  -------------------------   -------
                                     Total Return               U.S. Equity       Jennison 20/20        Jennison
                                    V.I.S. Fund --            V.I.S. Fund --     Focus Portfolio --   Portfolio --
                                    Class 3 Shares            Class 1 Shares      Class II Shares   Class II Shares
                              -----------------------------  ------------------  ----------------   ---------------
                                                                     Year ended December 31,
                              --------------------------------------------------------------------------------------
                                  2016            2015         2016      2015      2016      2015     2016    2015
                               ------------    -----------   -------   -------   -------   -------  -------  ------
Increase (decrease) in
  net assets
From operations:
   Net investment
     income (expense)........ $   (346,507)      (606,067)       (50)     (233)   (4,572)   (4,846)    (430)    (88)
   Net realized gain
     (loss) on
     investments.............    2,622,044      4,123,794      1,916     3,284    11,478     8,621       61      56
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........    2,595,650    (17,364,193)    (2,004)  (20,502)   (8,008)   13,252      315     411
   Capital gain
     distribution............    3,833,829      7,098,506     10,673    12,924        --        --       --      --
                               ------------    -----------   -------   -------   -------   -------  -------  ------
       Increase
         (decrease) in
         net assets
         from operations.....    8,705,016     (6,747,960)    10,535    (4,527)   (1,102)   17,027      (54)    379
                               ------------    -----------   -------   -------   -------   -------  -------  ------
From capital
  transactions (note 4):
   Net premiums..............    1,702,521      1,696,269         --        --        --        --       --      --
   Death benefits............     (138,022)       (31,576)        --        --        --        --       --      --
   Surrenders................  (15,057,674)   (17,293,977)    (2,134)   (3,909)   (1,837)  (18,222)      --      --
   Administrative
     expenses................   (2,015,690)    (2,128,678)    (1,497)   (1,467)     (992)   (1,103)    (346)    (21)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   (5,112,293)    (1,754,474)    (3,983)    1,129   (14,131)   14,013  (25,264) 28,431
                               ------------    -----------   -------   -------   -------   -------  -------  ------
       Increase
         (decrease) in
         net assets
         from capital
         transactions........  (20,621,158)   (19,512,436)    (7,614)   (4,247)  (16,960)   (5,312) (25,610) 28,410
                               ------------    -----------   -------   -------   -------   -------  -------  ------
Increase (decrease) in
  net assets.................  (11,916,142)   (26,260,396)     2,921    (8,774)  (18,062)   11,715  (25,664) 28,789
Net assets at beginning
  of year....................  217,851,876    244,112,272    132,194   140,968   370,277   358,562   35,841   7,052
                               ------------    -----------   -------   -------   -------   -------  -------  ------
Net assets at end of
  year....................... $205,935,734    217,851,876    135,115   132,194   352,215   370,277   10,177  35,841
                               ============    ===========   =======   =======   =======   =======  =======  ======
Change in units (note
  5):
   Units purchased...........      666,246        651,795        266       430     1,011       946      308   1,333
   Units redeemed............   (2,283,530)    (2,132,393)      (683)     (656)   (2,006)   (1,210)  (1,510)     (1)
                               ------------    -----------   -------   -------   -------   -------  -------  ------
   Net increase
     (decrease) in
     units from capital
     transactions with
     contract owners.........   (1,617,284)    (1,480,598)      (417)     (226)     (995)     (264)  (1,202)  1,332
                               ============    ===========   =======   =======   =======   =======  =======  ======


                              ----------------------
                                Natural Resources
                                  Portfolio --
                                 Class II Shares
                              --------------------

                              --------------------
                                 2016       2015
                              ---------  ---------
Increase (decrease) in
  net assets
From operations:
   Net investment
     income (expense)........   (45,011)   (42,852)
   Net realized gain
     (loss) on
     investments.............  (316,874)  (245,401)
   Change in unrealized
     appreciation
     (depreciation)
     on investments.......... 1,030,079   (665,548)
   Capital gain
     distribution............        --         --
                              ---------  ---------
       Increase
         (decrease) in
         net assets
         from operations.....   668,194   (953,801)
                              ---------  ---------
From capital
  transactions (note 4):
   Net premiums..............     7,072      3,580
   Death benefits............        --     (8,575)
   Surrenders................  (222,247)  (161,860)
   Administrative
     expenses................   (30,597)   (25,411)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   693,010    495,061
                              ---------  ---------
       Increase
         (decrease) in
         net assets
         from capital
         transactions........   447,238    302,795
                              ---------  ---------
Increase (decrease) in
  net assets................. 1,115,432   (651,006)
Net assets at beginning
  of year.................... 2,484,679  3,135,685
                              ---------  ---------
Net assets at end of
  year....................... 3,600,111  2,484,679
                              =========  =========
Change in units (note
  5):
   Units purchased...........   211,049    125,065
   Units redeemed............  (149,248)   (84,219)
                              ---------  ---------
   Net increase
     (decrease) in
     units from capital
     transactions with
     contract owners.........    61,801     40,846
                              =========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                 Wells Fargo
                               Variable Trust
                              ----------------
                                 Wells Fargo
                                  VT Omega
                               Growth Fund --
                                   Class 2
                              ----------------
                                 Year ended
                                December 31,
                              ----------------
                                2016     2015
                              -------  -------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)............... $  (886)  (1,433)
   Net realized gain
     (loss) on
     investments.............  (1,542)    (346)
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........  (2,057) (12,099)
   Capital gain
     distribution............   4,295   17,087
                              -------  -------
       Increase
         (decrease) in
         net assets from
         operations..........    (190)   3,209
                              -------  -------
From capital
  transactions (note 4):
   Net premiums..............      --       --
   Death benefits............      --       --
   Surrenders................    (547)    (547)
   Administrative
     expenses................  (1,018)  (1,479)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   2,361  (90,346)
                              -------  -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........     796  (92,372)
                              -------  -------
Increase (decrease) in
  net assets.................     606  (89,163)
Net assets at beginning
  of year....................  77,967  167,130
                              -------  -------
Net assets at end of year.... $78,573   77,967
                              =======  =======
Change in units (note 5):
   Units purchased...........     386      290
   Units redeemed............    (332)  (4,796)
                              -------  -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........      54   (4,506)
                              =======  =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                         Notes to Financial Statements

                               December 31, 2016

(1)Description of Entity

   Genworth Life & Annuity VA Separate Account 2 (the "Separate Account") is a separate investment account established on June 5, 2002 by Genworth Life and Annuity Insurance Company ("GLAIC"), pursuant to the laws of the Commonwealth of Virginia. GLAIC is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of GLAIC's former ultimate parent company acquired GLAIC on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, GLAIC became a direct, wholly-owned subsidiary of GLIC. GLAIC is an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

   On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. (the "Parent"), a limited liability company incorporated in the People's Republic of China, and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of the Parent. Subject to the terms and conditions of the Merger Agreement, including the satisfaction or waiver of certain conditions, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of the Parent. The Parent is a newly formed subsidiary of China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, "China Oceanwide"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement. The transaction is subject to other closing conditions, including the receipt of required regulatory approvals in the U.S., China, and other international markets. Both parties are engaging with regulators regarding the applications and the pending transaction. Genworth and China Oceanwide continue to expect the transaction to close by mid-2017.

   GLAIC has a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

   GLAIC's principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

   GLAIC is a subsidiary of Genworth, a financial services company dedicated to helping meet the homeownership and long-term care needs of our customers. GLAIC operates through two segments: (i) U.S. Life Insurance and (ii) Runoff.

  . U.S. Life Insurance. GLAIC's principal products in its U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime.

     In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of GLAIC's offerings for traditional life insurance and fixed annuity products. GLAIC , however, continues to service its existing retained and reinsured blocks of business.

  . Runoff. GLAIC's Runoff segment includes the results of non-strategic products that are no longer actively sold. GLAIC's non-strategic products primarily include its variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of: funding agreements and funding agreements backing notes. Most of GLAIC's variable annuities include guaranteed minimum death benefits. Some of GLAIC's group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. GLAIC no longer offers retail and group variable annuities but continues to accept purchase payments on and service its existing block of business. GLAIC also no longer offers variable life insurance policies but it continues to service existing policies.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016


   GLAIC also has Corporate and Other activities, which include other corporate income and expenses not allocated to the segments.

   GLAIC does business in all states, except New York, the District of Columbia and Bermuda.

   The Separate Account has subaccounts that currently invest in series or portfolios ("Portfolios") of open-end mutual funds ("Funds"). Such Portfolios are not sold directly to the general public. The Portfolios are sold to GLAIC, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, the Portfolios may be sold to retirement plans. GLAIC uses the Separate Account to support flexible premium variable deferred and immediate annuity contracts issued by GLAIC, as well as other purposes permitted by law.

   Currently, there are multiple subaccounts of the Separate Account available under each contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

   The assets of the Separate Account belong to GLAIC. However, GLAIC does not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business that GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of GLAIC's General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct. Guarantees made under the contracts, including any rider options, are based on the claims paying ability of GLAIC to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

   The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

   On November 30, 2016, GE Investments Funds, Inc. -- Core Value Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Core Value Equity V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Income Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Income V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Premier Growth Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Premier Growth Equity V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Real Estate Securities Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Real Estate Securities V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- S&P 500(R) Index Fund changed its name to State Street Variable Insurance Series Funds, Inc. -- S&P 500(R) Index V.I.S. Fund.

   On November 30, 2016, GE Investments Funds, Inc. -- Small-Cap Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Small-Cap Equity V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Total Return Fund -- Class 3 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Total Return V.I.S. Fund -- Class 3 Shares.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016


   On November 30, 2016, GE Investments Funds, Inc. -- U.S. Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- U.S. Equity V.I.S. Fund -- Class 1 Shares.

   On April 29, 2016, Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- International Opportunities Fund -- Class 2 was liquidated and the cash was reinvested in Columbia Funds Variable Series Trust II -- Columbia Variable Portfolio -- Select International Equity Fund --
Class 2.

   On April 29, 2016, Columbia Funds Variable Insurance Trust I -- Variable Portfolio -- Loomis Sayles Growth Fund II -- Class 1 was liquidated and the cash was reinvested in Columbia Funds Variable Series Trust II -- Variable Portfolio -- Loomis Sayles Growth Fund -- Class 1.

   On April 15, 2016, Goldman Sachs Variable Insurance Trust -- Goldman Sachs Money Market Fund -- Service Shares changed its name to Goldman Sachs Variable Insurance Trust -- Goldman Sachs Government Money Market Fund -- Service Shares

   On December 15, 2015, Wells Fargo Variable Trust -- Wells Fargo Advantage VT Omega Growth Fund -- Class 2 changed its name to Wells Fargo Variable Trust -- Wells Fargo VT Omega Growth Fund -- Class 2.

   On November 20, 2015, Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- Marsico Growth Fund -- Class 1 changed its name to Columbia Funds Variable Insurance Trust I -- Variable Portfolio -- Loomis Sayles Growth Fund II -- Class 1.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Balanced Wealth Strategy Portfolio -- Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Global Thematic Growth Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Global Thematic Growth Portfolio -- Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Growth and Income Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Growth and Income Portfolio --
Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein International Value Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB International Value Portfolio -- Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Large Cap Growth Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Large Cap Growth Portfolio -- Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Small Cap Growth Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Small Cap Growth Portfolio -- Class B.

   On May 1, 2015, Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- Marsico International Opportunities Fund -- Class 2 changed its name to Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- International Opportunities Fund -- Class 2.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016


   On May 1, 2015, Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Equity Income Portfolio -- Class II changed its name to Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Dividend Strategy Portfolio -- Class II.

   On May 1, 2015, Oppenheimer Variable Account Funds -- Oppenheimer Capital Income Fund/VA -- Service Shares changed its name to Oppenheimer Variable Account Funds -- Oppenheimer Conservative Balanced Fund/VA -- Service Shares.

   On April 24, 2015, Fidelity(R) Variable Insurance Products Fund -- VIP Growth Stock Portfolio -- Service Class 2 was liquidated and the cash was reinvested in Fidelity(R) Variable Insurance Products Fund -- VIP Growth Opportunities Portfolio -- Service Class 2.

   On March 27, 2015, MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class Shares was liquidated and the cash was reinvested in MFS(R) Variable Insurance Trust II -- MFS(R) Massachusetts Investors Growth Stock Portfolio -- Service Class Shares.

   As of December 31, 2016, the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. American Franchise Fund -- Series II shares, Oppenheimer Variable Account Funds -- Oppenheimer Discovery Mid Cap Growth Fund/VA -- Service Shares and State Street Variable Insurance Series Funds, Inc. -- Premier Growth Equity V.I.S. Fund -- Class 1 Shares were available as investment options for contracts, but not shown on the financial statement due to not having had any activity from January 1, 2015 through December 31, 2016.

   All designated Portfolios listed above are series type mutual funds.

(2)Summary of Significant Accounting Policies

  (a) Basis of Presentation

   These financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates. Prior year balances related to funds liquidated in 2015 are not disclosed in the Statements of Changes in Net Assets as they are no longer active in 2016. The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services -- Investment Companies.

  (b) Investments

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally, uses a market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

   Valuation Inputs: Various inputs are used to determine the value of the mutual fund's investments. These inputs are summarized in the three broad levels listed below:

  .  Level 1 -- quoted prices in active markets for identical securities;

  . Level 2 -- observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk); and

  .  Level 3 -- unobservable inputs.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016


   The investments of the Separate Accounts are measured at fair value on a recurring basis. All investments are categorized as Level 1 as of December 31, 2016, and there were no transfers between Level 1 and Level 2 during 2016.

   Purchases and redemptions of investments in mutual funds are recorded on the Valuation Day the request for the purchase or redemption is received. A Valuation Day is any day that the New York Stock Exchange is open for regular trading, except for days on which a Portfolio does not value its shares. Income distributions, and gains from realized gain distributions, are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (c) Unit Classes

   There are several unit classes of subaccounts based on the variable annuity contract through which the subaccounts are available. An indefinite number of units in each unit class is authorized. Each unit class has its own expense structure as noted in note (4)(a) below. In January 2011, Genworth Financial announced that its insurance company subsidiaries, including GLAIC, would discontinue new sales of variable annuity products but would continue to service existing blocks of business. However, MyClearCourse(R), a variable annuity product, remains available for new sales. For those contracts no longer available for new sales, additional purchase payments may still be accepted under the terms of the contracts.

  (d) Federal Income Taxes

   The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

  (e) Payments During Annuitization

   Net assets allocated to the contracts in variable payout stages ("variable annuitization") are computed in accordance with the mortality tables in effect at the time of contract issue. The default assumed interest rate is an effective annual rate of 3% for all variable annuitizations paid on a life contingency basis, with the exception of those contract owners who have annuitized while electing the Payment Optimizer Plus rider option. Under this rider option, the assumed interest rate is 4%. The mortality risk is fully borne by GLAIC and may result in amounts transferred from GLAIC's General Account to the Separate Account should annuitants live longer than assumed. GLAIC may transfer amounts from the Separate Account to its General Account should the contracts experience higher mortality than assumed.

  (f) Subsequent Events

   The Separate Account evaluated subsequent events through the date the financial statements were issued, and no subsequent events have occurred requiring accrual or disclosure.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016


(3)Purchases and Sales of Investments

   The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2016 was:

                                                                                Cost of     Proceeds
                                                                                 Shares       from
Fund/Portfolio                                                                  Acquired   Shares Sold
--------------                                                                 ----------- -----------
AB Variable Products Series Fund, Inc.
   AB Balanced Wealth Strategy Portfolio -- Class B........................... $   208,618 $ 1,122,079
   AB Global Thematic Growth Portfolio -- Class B.............................       9,983      11,462
   AB Growth and Income Portfolio -- Class B..................................     295,144      93,880
   AB International Value Portfolio -- Class B................................   4,128,768   2,182,368
   AB Large Cap Growth Portfolio -- Class B...................................      29,234      74,997
   AB Small Cap Growth Portfolio -- Class B...................................     410,052     126,373
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
   Invesco V.I. American Franchise Fund -- Series I shares....................       6,331       1,201
   Invesco V.I. Comstock Fund -- Series II shares.............................   8,313,768   1,967,355
   Invesco V.I. Core Equity Fund -- Series I shares...........................  11,981,836   1,154,693
   Invesco V.I. Equity and Income Fund -- Series II shares....................     237,513     597,490
   Invesco V.I. International Growth Fund -- Series II shares.................   1,210,461   4,335,919
   Invesco V.I. Value Opportunities Fund -- Series II shares..................       3,438         183
American Century Variable Portfolios II, Inc.
   VP Inflation Protection Fund -- Class II...................................   3,972,065   1,080,851
BlackRock Variable Series Funds, Inc.
   BlackRock Basic Value V.I. Fund -- Class III Shares........................   6,528,636   1,243,243
   BlackRock Global Allocation V.I. Fund -- Class III Shares..................  11,545,133  33,153,676
   BlackRock Large Cap Growth V.I. Fund -- Class III Shares...................         314      41,881
   BlackRock Value Opportunities V.I. Fund -- Class III Shares................      23,559      38,679
Columbia Funds Variable Insurance Trust I
   Columbia Variable Portfolio -- International Opportunities Fund -- Class 2.     408,092   5,847,412
   Variable Portfolio -- Loomis Sayles Growth Fund II -- Class 1..............     636,986   1,645,468
Columbia Funds Variable Series Trust II
   Columbia Variable Portfolio -- Select International Equity Fund -- Class 2.   5,942,623   4,993,341
   Variable Portfolio -- Loomis Sayles Growth Fund -- Class 1.................   1,599,673     238,938
Eaton Vance Variable Trust
   VT Floating-Rate Income Fund...............................................     543,393   1,455,520
Federated Insurance Series
   Federated High Income Bond Fund II -- Service Shares.......................      34,623     112,744
   Federated Kaufmann Fund II -- Service Shares...............................     186,841     193,486
Fidelity(R) Variable Insurance Products Fund
   VIP Balanced Portfolio -- Service Class 2..................................   1,413,145     769,718
   VIP Contrafund(R) Portfolio -- Service Class 2.............................   3,761,223  15,434,150
   VIP Dynamic Capital Appreciation Portfolio -- Service Class 2..............      25,017      27,692
   VIP Equity-Income Portfolio -- Service Class 2.............................   1,583,862   8,386,214
   VIP FundsManager(R) 50% Portfolio -- Service Class 2.......................   2,230,480   5,626,969
   VIP FundsManager(R) 60% Portfolio -- Service Class 2.......................  10,090,054  19,587,237
   VIP Growth & Income Portfolio -- Service Class 2...........................      36,960     206,714
   VIP Growth Opportunities Portfolio -- Service Class 2......................   1,267,670   7,201,553
   VIP Growth Portfolio -- Service Class 2....................................      21,508       4,702
   VIP Investment Grade Bond Portfolio -- Service Class 2.....................   5,344,687   4,926,881
   VIP Mid Cap Portfolio -- Service Class 2...................................   3,156,222   2,128,351
   VIP Value Strategies Portfolio -- Service Class 2..........................       6,432      82,231

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                                                                   Cost of     Proceeds
                                                                                    Shares       from
Fund/Portfolio                                                                     Acquired   Shares Sold
--------------                                                                    ----------- -----------
Franklin Templeton Variable Insurance Products Trust
   Franklin Founding Funds Allocation VIP Fund -- Class 2 Shares................. $   888,881 $ 1,522,348
   Franklin Income VIP Fund -- Class 2 Shares....................................   2,342,108   4,190,109
   Franklin Mutual Shares VIP Fund -- Class 2 Shares.............................     359,302     379,136
   Templeton Growth VIP Fund -- Class 2 Shares...................................      55,293     140,395
Goldman Sachs Variable Insurance Trust
   Goldman Sachs Government Money Market Fund -- Service Shares..................  22,864,588  24,633,216
Janus Aspen Series
   Balanced Portfolio -- Service Shares..........................................   2,688,430   2,126,098
   Forty Portfolio -- Service Shares.............................................   1,353,809   1,172,925
Legg Mason Partners Variable Equity Trust
   ClearBridge Variable Aggressive Growth Portfolio -- Class II..................      10,179      61,785
   ClearBridge Variable Dividend Strategy Portfolio -- Class II..................       9,871      17,551
   ClearBridge Variable Large Cap Value Portfolio -- Class I.....................      11,629      12,822
MFS(R) Variable Insurance Trust
   MFS(R) Investors Trust Series -- Service Class Shares.........................          --          --
   MFS(R) Total Return Series -- Service Class Shares............................     599,048     805,462
   MFS(R) Utilities Series -- Service Class Shares...............................      37,803     120,452
MFS(R) Variable Insurance Trust II
   MFS(R) Massachusetts Investors Growth Stock Portfolio -- Service Class Shares.       1,802         217
Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service Shares....................      66,375     114,666
   Oppenheimer Conservative Balanced Fund/VA -- Service Shares...................     301,006     241,918
   Oppenheimer Global Fund/VA -- Service Shares..................................   1,639,290   2,577,071
   Oppenheimer Main Street Fund/VA -- Service Shares.............................   6,143,399   2,826,850
   Oppenheimer Main Street Small Cap Fund(R)/VA -- Service Shares................     986,915   2,742,334
PIMCO Variable Insurance Trust
   All Asset Portfolio -- Advisor Class Shares...................................       9,702      67,934
   High Yield Portfolio -- Administrative Class Shares...........................   1,079,852   5,606,716
   Long-Term U.S. Government Portfolio -- Administrative Class Shares............   3,114,723     364,626
   Low Duration Portfolio -- Administrative Class Shares.........................   1,618,729   5,419,506
   Total Return Portfolio -- Administrative Class Shares.........................   4,573,610   8,640,344
State Street Variable Insurance Series Funds, Inc.
   Core Value Equity V.I.S. Fund -- Class 1 Shares...............................       7,213       5,967
   Income V.I.S. Fund -- Class 1 Shares..........................................       1,034       1,422
   Real Estate Securities V.I.S. Fund -- Class 1 Shares..........................   1,183,542   1,473,296
   S&P 500(R) Index V.I.S. Fund..................................................       6,439     866,832
   Small-Cap Equity V.I.S. Fund -- Class 1 Shares................................      26,174      45,778
   Total Return V.I.S. Fund -- Class 3 Shares....................................  14,922,902  32,730,562
   U.S. Equity V.I.S. Fund -- Class 1 Shares.....................................      16,459      13,451
The Prudential Series Fund
   Jennison 20/20 Focus Portfolio -- Class II Shares.............................      17,250      38,782
   Jennison Portfolio -- Class II Shares.........................................       5,917      31,957
   Natural Resources Portfolio -- Class II Shares................................   1,644,469   1,244,795
Wells Fargo Variable Trust
   Wells Fargo VT Omega Growth Fund -- Class 2...................................      11,476       7,270

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016


(4)Related Party Transactions

  (a) Genworth Life and Annuity Insurance Company

   Net purchase payments (premiums) transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium variable deferred and immediate annuity contracts, less deductions retained as compensation for premium taxes. For contracts issued on or after May 1, 1993, the deduction for premium taxes is deferred until the contracts are surrendered.

   Some contracts permit contract owners to elect to allocate assets to a Guarantee Account that is part of the General Account of GLAIC. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the subaccounts of the Separate Account and in certain instances transfer amounts from the subaccounts of the Separate Account to the Guarantee Account.

   Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that GLAIC assumes, as well as any additional benefits provided under the contract such as optional benefits, as applicable. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges, as well as through certain electable rider options, are assessed through the daily unit value calculation. Those fees are assessed on the contract owner's daily average net assets in the Separate Account. Other charges assessed to cover certain other administrative expenses, as well as certain optional riders, are assessed by the redemption of units. Note (6) presents the total charge percentage by unit in a range. The unit class may encompass multiple contracts through a combination of one or more electable rider options equal to the total amount assessed on a daily basis.

   The Separate Account assesses charges associated with the contracts issued. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

 Mortality and Expense Risk Charge      1.00% -- 2.45% of the daily value of
 (including benefit rider options)      the assets invested in each Portfolio
 This charge is assessed through a      (fund).
 reduction in unit values.

 Administrative Charge                  0.00% -- 0.25% of the daily value of
 This charge is assessed through a      the assets invested in each fund.
 reduction in unit values.

 Annual Administrative Charge           $0 -- $25 per contract year invested
 This charge is assessed through a      in each fund.
 redemption in units.

 Surrender Charge                       0.00% -- 9.00% on the value of the
 This charge is assessed through a      accumulation units purchased.
 redemption in units.

  (b) Accrued Expenses Payable to Affiliate

   Charges and deductions made under the contracts for services and benefits unpaid at year end are accrued and payable to GLAIC.

  (c) Bonus Credit

   For certain contracts, transfers from the General Account for payments by GLAIC were paid in the form of bonus credits. Bonus credits are amounts that are added by GLAIC to the premium payments received from contract owners.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016


  (d) Capital Brokerage Corporation

   Capital Brokerage Corporation ("CBC"), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulation Authority ("FINRA"). CBC serves as the distributor and principal underwriter for variable annuity contracts, variable life insurance policies and certain guaranteed income annuity contracts issued by GLAIC. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

(5)Capital Transactions

   All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2016 and 2015 are reflected in the Statements of Changes in Net Assets.

(6)Financial Highlights

   GLAIC's variable annuity products have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit values, and total returns. A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios and total return ratios for the years or lesser periods ended December 31, 2016, 2015, 2014, 2013, and 2012 follows. This information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented due to the timing of the introduction of new products or funds. Financial highlights are only disclosed for subaccounts that had outstanding units as of December 31, 2016 and were available to contract owners during 2016.

                                         Expense as a                          Net   Investment
                                         % of Average                         Assets   Income
                                        Net Assets (1)  Units    Unit Value    000s  Ratio (2)   Total Return (3)
                                        -------------- ------- -------------- ------ ---------- -------------------
AB Variable Products Series Fund, Inc.
 AB Balanced Wealth Strategy
   Portfolio -- Class B
   2016................................ 1.15% to 2.40% 100,470 12.76 to 11.17 1,217    1.89%      3.24% to    1.94%
   2015................................ 1.15% to 2.40% 187,932 12.36 to 10.95 2,229    1.96%      0.13% to  (1.14)%
   2014................................ 1.15% to 2.40% 199,473 12.34 to 11.08 2,370    2.34%      5.88% to    4.54%
   2013................................ 1.15% to 2.40% 212,001 11.65 to 10.60 2,402    2.23%     14.94% to   13.48%
   2012................................ 1.15% to 2.40% 237,203 10.14 to  9.34 2,350    1.93%     12.07% to   10.65%
 AB Global Thematic Growth
   Portfolio -- Class B
   2016................................ 1.15% to 1.85%   6,503 13.28 to 12.32    83    0.00%    (2.02)% to  (2.70)%
   2015................................ 1.15% to 1.85%   6,456 13.55 to 12.66    84    0.00%      1.47% to    0.75%
   2014................................ 1.15% to 1.85%   6,933 13.35 to 12.57    89    0.00%      3.60% to    2.87%
   2013................................ 1.15% to 1.85%   7,223 12.89 to 12.22    90    0.02%     21.51% to   20.65%
   2012................................ 1.15% to 1.85%   7,745 10.61 to 10.13    80    0.00%     11.93% to   11.14%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                        Expense as a                            Net   Investment
                                        % of Average                           Assets   Income
                                       Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                       -------------- --------- -------------- ------ ---------- -------------------
 AB Growth and Income Portfolio --
   Class B
   2016............................... 1.15% to 1.15%    25,267 18.04 to 18.04   456    0.93%      9.79% to    9.79%
   2015............................... 1.15% to 1.15%    14,408 16.43 to 16.43   237    1.18%      0.26% to    0.26%
   2014............................... 1.15% to 1.15%    14,761 16.39 to 16.39   242    1.03%      8.03% to    8.03%
   2013............................... 1.15% to 1.15%     9,277 15.17 to 15.17   141    0.94%     33.05% to   33.05%
   2012............................... 1.15% to 1.35%     5,266 11.40 to 11.25    60    1.40%     15.89% to   15.66%
 AB International Value Portfolio --
   Class B
   2016............................... 1.15% to 2.70% 1,150,022  8.15 to  5.39 9,036    1.27%    (1.94)% to  (3.47)%
   2015............................... 1.15% to 2.70%   873,744  8.31 to  5.58 7,015    2.31%      1.22% to  (0.36)%
   2014............................... 1.15% to 2.70%   789,076  8.21 to  5.60 6,283    3.78%    (7.54)% to  (8.99)%
   2013............................... 1.15% to 2.70%   645,833  8.88 to  6.16 5,555    5.41%     21.32% to   19.42%
   2012............................... 1.15% to 2.70% 1,094,091  7.32 to  5.15 7,799    1.43%     12.87% to   11.10%
 AB Large Cap Growth Portfolio --
   Class B
   2016............................... 1.15% to 1.15%     6,072 19.81 to 19.81   120    0.00%      1.18% to    1.18%
   2015............................... 1.15% to 1.15%     9,046 19.58 to 19.58   177    0.00%      9.58% to    9.58%
   2014............................... 1.15% to 1.15%     9,187 17.87 to 17.87   164    0.00%     12.53% to   12.53%
   2013............................... 1.15% to 1.15%    11,047 15.88 to 15.88   175    0.00%     35.42% to   35.42%
   2012............................... 1.15% to 1.15%    11,169 11.73 to 11.73   131    0.03%     14.78% to   14.78%
 AB Small Cap Growth Portfolio --
   Class B
   2016............................... 1.15% to 1.90%    46,751 20.65 to 19.06   988    0.00%      4.99% to    4.20%
   2015............................... 1.15% to 1.90%    46,338 19.67 to 18.29   952    0.00%    (2.67)% to  (3.41)%
   2014............................... 1.15% to 2.70%   212,852 20.21 to 16.65 4,334    0.00%    (3.20)% to  (4.72)%
   2013............................... 1.15% to 1.90%    80,761 20.88 to 19.71 1,711    0.00%     43.66% to   42.58%
   2012............................... 1.15% to 1.90%    82,822 14.53 to 13.83 1,255    0.00%     13.40% to   12.55%
AIM Variable Insurance Funds (Invesco
  Variable Insurance Funds)
 Invesco V.I. American Franchise
   Fund -- Series I shares
   2016............................... 1.15% to 1.15%     4,792 15.07 to 15.07    72    0.00%      1.09% to    1.09%
   2015............................... 1.15% to 1.15%     4,820 14.91 to 14.91    72    0.00%      3.80% to    3.80%
   2014............................... 1.15% to 1.15%     6,395 14.36 to 14.36    92    0.05%      7.19% to    7.19%
   2013............................... 1.15% to 1.15%     4,877 13.40 to 13.40    65    0.47%     38.53% to   38.53%
   2012 (4)........................... 1.15% to 1.15%     5,979  9.67 to  9.67    58    0.00%    (4.76)% to  (4.76)%
 Invesco V.I. Comstock Fund --
   Series II shares
   2016............................... 1.15% to 2.70%   499,694 17.65 to 12.84 8,667    1.89%     15.64% to   13.84%
   2015............................... 1.15% to 1.90%   117,095 15.26 to 14.19 1,795    1.79%    (7.27)% to  (7.98)%
   2014............................... 1.15% to 1.90%   101,625 16.46 to 15.42 1,700    1.09%      7.85% to    7.03%
   2013............................... 1.15% to 1.90%   100,530 15.26 to 14.41 1,542    1.53%     34.09% to   33.08%
   2012............................... 1.15% to 1.90%    79,561 11.38 to 10.83   920    1.46%     17.55% to   16.66%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                     Expense as a                          Net   Investment
                                     % of Average                         Assets   Income
                                    Net Assets (1)  Units    Unit Value    000s  Ratio (2)    Total Return (3)
                                    -------------- ------- -------------- ------ ---------- --------------------
 Invesco V.I. Core Equity
   Fund -- Series I shares
   2016............................ 1.15% to 2.70% 659,073 17.65 to 12.96 11,296   1.05%       9.00% to    7.30%
   2015............................ 1.15% to 1.95%  48,385 16.19 to 17.07    779   1.02%     (6.85)% to  (7.61)%
   2014............................ 1.15% to 1.95%  64,183 17.38 to 18.47  1,111   0.87%       6.90% to    6.04%
   2013............................ 1.15% to 1.95%  65,682 16.26 to 17.42  1,062   1.18%      27.76% to   26.73%
   2012............................ 1.15% to 1.95%  80,401 12.73 to 13.75  1,045   1.07%      12.57% to   11.66%
 Invesco V.I. Equity and Income
   Fund -- Series II shares
   2016............................ 1.15% to 2.70% 155,046 15.76 to 13.53  2,314   1.60%      13.51% to   11.74%
   2015............................ 1.15% to 2.70% 186,038 13.88 to 12.10  2,464   2.32%     (3.71)% to  (5.22)%
   2014............................ 1.15% to 2.70% 196,801 14.41 to 12.77  2,718   1.55%       7.52% to    5.83%
   2013............................ 1.15% to 2.70% 198,908 13.41 to 12.07  2,556   1.47%      23.45% to   21.52%
   2012............................ 1.15% to 2.40% 192,018 10.86 to 10.10  2,015   1.76%      11.09% to    9.68%
 Invesco V.I. International Growth
   Fund -- Series II shares
   2016............................ 1.15% to 2.70% 363,464 13.95 to  8.98  4,815   0.90%     (1.84)% to  (3.37)%
   2015............................ 1.15% to 2.70% 601,106 14.21 to  9.30  8,058   1.47%     (3.74)% to  (5.25)%
   2014............................ 1.15% to 2.70% 434,517 14.76 to  9.81  6,104   1.38%     (1.06)% to  (2.61)%
   2013............................ 1.15% to 2.70% 435,896 14.92 to 10.08  6,175   0.99%      17.35% to   15.51%
   2012............................ 1.15% to 2.70% 506,326 12.71 to  8.72  6,139   1.31%      13.92% to   12.14%
 Invesco V.I. Value Opportunities
   Fund -- Series II shares
   2016............................ 1.15% to 1.15%     882 13.21 to 13.21     12   0.08%      16.57% to   16.57%
   2015............................ 1.15% to 1.15%     860 11.33 to 11.33     10   2.31%    (11.68)% to (11.68)%
   2014............................ 1.15% to 1.15%     868 12.83 to 12.83     11   1.14%       5.16% to    5.16%
   2013............................ 1.15% to 1.15%     957 12.20 to 12.20     12   1.22%      31.74% to   31.74%
   2012............................ 1.15% to 1.15%     995  9.26 to  9.26      9   1.18%      16.30% to   16.30%
American Century Variable
  Portfolios II, Inc.
 VP Inflation Protection Fund --
   Class II
   2016............................ 1.15% to 2.70% 461,905 13.12 to 10.14  5,745   1.68%       3.19% to    1.58%
   2015............................ 1.15% to 2.70% 238,748 12.71 to  9.98  2,893   3.19%     (3.59)% to  (5.10)%
   2014............................ 1.15% to 2.70% 697,448 13.19 to 10.52  8,748   1.30%       2.11% to    0.51%
   2013............................ 1.15% to 2.70% 751,505 12.91 to 10.46  9,246   1.65%     (9.53)% to (10.95)%
   2012............................ 1.15% to 2.70% 718,155 14.28 to 11.75  9,770   2.40%       6.14% to    4.48%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                    Expense as a                             Net    Investment
                                    % of Average                            Assets    Income
                                   Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                   -------------- ---------- -------------- ------- ---------- -------------------
BlackRock Variable Series Funds,
  Inc.
 BlackRock Basic Value V.I.
   Fund -- Class III Shares
   2016........................... 1.15% to 2.70%    400,361 18.18 to 13.82   7,222   1.82%     16.37% to   14.55%
   2015........................... 1.15% to 1.95%     84,400 15.62 to 18.93   1,348   1.25%    (7.23)% to  (7.98)%
   2014........................... 1.15% to 1.95%     78,575 16.84 to 20.57   1,367   1.17%      8.37% to    7.49%
   2013........................... 1.15% to 1.95%     90,736 15.54 to 19.14   1,455   1.20%     36.06% to   34.96%
   2012........................... 1.15% to 1.95%     96,485 11.42 to 14.18   1,127   1.55%     12.49% to   11.59%
 BlackRock Global Allocation V.I.
   Fund -- Class III Shares
   2016........................... 1.15% to 2.70% 11,562,349 15.69 to 11.55 160,005   1.18%      2.61% to    1.01%
   2015........................... 1.15% to 2.70% 13,139,382 15.29 to 11.44 177,861   1.01%    (2.14)% to  (3.67)%
   2014........................... 1.15% to 2.70% 14,946,266 15.62 to 11.87 206,856   2.10%      0.76% to  (0.82)%
   2013........................... 1.15% to 2.70% 16,812,071 15.50 to 11.97 231,535   1.05%     13.10% to   11.33%
   2012........................... 1.15% to 2.70% 17,996,194 13.71 to 10.75 220,346   1.46%      8.70% to    6.99%
 BlackRock Large Cap Growth
   V.I. Fund -- Class III Shares
   2016........................... 1.15% to 1.15%        164 17.79 to 17.79       3   0.47%      6.31% to    6.31%
   2015........................... 1.15% to 1.35%      2,605 16.73 to 16.41      43   0.38%      1.33% to    1.13%
   2014........................... 1.15% to 1.35%      2,605 16.51 to 16.23      42   0.36%     12.65% to   12.42%
   2013........................... 1.15% to 1.35%      2,916 14.66 to 14.44      42   0.53%     32.04% to   31.78%
   2012........................... 1.15% to 1.35%      2,917 11.10 to 10.96      32   1.21%     13.49% to   13.26%
 BlackRock Value Opportunities
   V.I. Fund -- Class III Shares
   2016........................... 1.15% to 1.85%      7,332 17.88 to 16.59     130   0.14%     21.99% to   21.13%
   2015........................... 1.15% to 1.85%      8,428 14.66 to 13.70     123   0.16%    (7.85)% to  (8.50)%
   2014........................... 1.15% to 1.85%      8,540 15.91 to 14.97     135   0.13%      3.86% to    3.12%
   2013........................... 1.15% to 1.85%      8,701 15.32 to 14.52     132   0.42%     40.45% to   39.46%
   2012........................... 1.15% to 1.85%     10,656 10.90 to 10.41     115   0.39%     11.97% to   11.18%
Columbia Funds Variable Series
  Trust II
 Columbia Variable Portfolio --
   Select International Equity
   Fund -- Class 2
   2016 (4)....................... 1.15% to 1.90%     61,562  9.73 to  9.68     598   2.18%    (3.99)% to  (4.71)%
 Variable Portfolio -- Loomis
   Sayles Growth Fund -- Class 1
   2016 (4)....................... 1.15% to 1.95%    138,113 10.47 to 10.41   1,443   0.00%      7.09% to    6.23%
Eaton Vance Variable Trust
 VT Floating-Rate Income Fund
   2016........................... 1.15% to 2.70%    338,978 13.22 to 10.85   4,357   3.49%      7.69% to    6.01%
   2015........................... 1.15% to 2.70%    420,889 12.28 to 10.24   5,039   3.36%    (2.13)% to  (3.67)%
   2014........................... 1.15% to 2.70%    688,821 12.54 to 10.62   8,446   3.15%    (0.58)% to  (2.14)%
   2013........................... 1.15% to 2.70%    710,876 12.62 to 10.86   8,786   3.48%      2.65% to    1.05%
   2012........................... 1.15% to 2.70%    561,794 12.29 to 10.75   6,793   4.11%      6.09% to    4.42%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                          Expense as a                            Net   Investment
                                          % of Average                           Assets   Income
                                         Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                         -------------- --------- -------------- ------ ---------- -------------------
Federated Insurance Series
 Federated High Income Bond
   Fund II -- Service Shares
   2016................................. 1.15% to 1.35%    21,520 18.58 to 18.19    399   6.00%     13.21% to   12.99%
   2015................................. 1.15% to 1.35%    27,047 16.41 to 16.10    443   5.36%    (3.84)% to  (4.04)%
   2014................................. 1.15% to 1.35%    28,170 17.07 to 16.77    480   5.58%      1.24% to    1.04%
   2013................................. 1.15% to 1.65%    24,696 16.86 to 16.23    416   6.63%      5.50% to    4.97%
   2012................................. 1.15% to 1.65%    21,617 15.98 to 15.46    345   6.96%     12.98% to   12.42%
 Federated Kaufmann Fund II --
   Service Shares
   2016................................. 1.15% to 1.90%    53,502 18.33 to 16.92    969   0.00%      2.23% to    1.46%
   2015................................. 1.15% to 1.95%    57,208 17.93 to 20.44  1,015   0.00%      4.93% to    4.08%
   2014................................. 1.15% to 1.95%    46,808 17.09 to 19.64    798   0.00%      8.18% to    7.30%
   2013................................. 1.15% to 1.95%    51,566 15.80 to 18.30    827   0.00%     38.07% to   36.95%
   2012................................. 1.15% to 1.95%    77,997 11.44 to 13.36    898   0.00%     15.66% to   14.72%
Fidelity(R) Variable Insurance Products
  Fund
 VIP Balanced Portfolio -- Service
   Class 2
   2016................................. 1.15% to 2.40%   240,312 17.73 to 13.49  3,881   1.36%      5.75% to    4.42%
   2015................................. 1.15% to 2.40%   201,758 16.76 to 12.92  3,155   1.27%    (0.79)% to  (2.05)%
   2014................................. 1.15% to 2.40%   221,730 16.90 to 13.19  3,508   1.30%      8.75% to    7.38%
   2013................................. 1.15% to 2.40%   252,156 15.54 to 12.28  3,715   1.36%     17.91% to   16.42%
   2012................................. 1.15% to 2.40%   251,876 13.18 to 10.55  3,172   1.61%     13.49% to   12.06%
 VIP Contrafund(R) Portfolio --
   Service Class 2
   2016................................. 1.15% to 2.70%   440,487 18.59 to 13.89  7,819   0.34%      6.49% to    4.83%
   2015................................. 1.15% to 2.70% 1,228,014 17.46 to 13.25 20,365   0.77%    (0.74)% to  (2.30)%
   2014................................. 1.15% to 2.70% 1,382,066 17.59 to 13.56 23,138   0.70%     10.37% to    8.64%
   2013................................. 1.15% to 2.70% 1,634,001 15.94 to 12.48 24,761   0.81%     29.45% to   27.42%
   2012................................. 1.15% to 2.70% 1,869,768 12.31 to  9.79 21,920   1.17%     14.80% to   13.00%
 VIP Dynamic Capital Appreciation
   Portfolio -- Service Class 2
   2016................................. 1.15% to 1.65%    11,983 18.50 to 17.54    214   0.72%      1.48% to    0.97%
   2015................................. 1.15% to 1.65%    12,488 18.23 to 17.37    220   0.63%    (0.14)% to  (0.64)%
   2014................................. 1.15% to 1.65%     9,439 18.25 to 17.48    166   0.21%      9.39% to    8.83%
   2013................................. 1.15% to 1.65%    10,650 16.69 to 16.06    171   0.11%     36.66% to   35.97%
   2012................................. 1.15% to 1.65%    17,030 12.21 to 11.81    201   0.49%     20.84% to   20.23%
 VIP Equity-Income Portfolio --
   Service Class 2
   2016................................. 1.15% to 2.15%   235,851 16.43 to 12.15  3,752   1.17%     16.36% to   15.19%
   2015................................. 1.15% to 2.70%   762,121 14.12 to 10.05 10,314   2.89%    (5.34)% to  (6.82)%
   2014................................. 1.15% to 2.70%   837,315 14.92 to 10.78 11,965   2.48%      7.23% to    5.55%
   2013................................. 1.15% to 2.70% 1,016,879 13.91 to 10.22 13,532   2.26%     26.36% to   24.38%
   2012................................. 1.15% to 2.70% 1,174,202 11.01 to  8.22 12,387   3.05%     15.70% to   13.89%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                   Expense as a                             Net    Investment
                                   % of Average                            Assets    Income
                                  Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                  -------------- ---------- -------------- ------- ---------- -------------------
 VIP FundsManager(R) 50%
   Portfolio -- Service Class 2
   2016.......................... 1.15% to 1.95%  2,822,662 12.56 to 12.07  34,699   1.07%      2.88% to    2.05%
   2015.......................... 1.15% to 1.95%  3,132,620 12.21 to 11.83  37,591   0.93%    (1.17)% to  (1.97)%
   2014.......................... 1.15% to 1.95%  3,507,495 12.35 to 12.06  42,762   0.96%      3.74% to    2.91%
   2013.......................... 1.15% to 1.95%  3,856,439 11.91 to 11.72  45,522   0.80%     13.34% to   12.43%
   2012 (4)...................... 1.15% to 1.95%  4,497,267 10.51 to 10.43  47,051   1.14%      5.47% to    4.62%
 VIP FundsManager(R) 60%
   Portfolio -- Service Class 2
   2016.......................... 1.15% to 1.95%  9,554,287 13.21 to 12.70 123,679   1.08%      3.44% to    2.61%
   2015.......................... 1.15% to 1.95% 10,628,333 12.77 to 12.37 133,543   0.90%    (0.88)% to  (1.69)%
   2014.......................... 1.15% to 1.95% 11,743,036 12.89 to 12.58 149,476   1.06%      4.05% to    3.21%
   2013.......................... 1.15% to 1.95% 13,025,411 12.38 to 12.19 160,004   1.01%     17.03% to   16.08%
   2012.......................... 1.15% to 1.95% 13,758,319 10.58 to 10.50 145,031   1.26%      6.28% to    5.43%
 VIP Growth & Income
   Portfolio -- Service Class 2
   2016.......................... 1.15% to 1.35%      7,042 18.80 to 18.41     132   0.75%     14.48% to   14.25%
   2015.......................... 1.15% to 1.35%     16,880 16.42 to 16.11     277   1.82%    (3.66)% to  (3.85)%
   2014.......................... 1.15% to 1.35%     17,514 17.05 to 16.76     298   2.04%      8.96% to    8.74%
   2013.......................... 1.15% to 1.35%     13,564 15.65 to 15.41     212   2.96%     31.72% to   31.45%
   2012.......................... 1.15% to 1.35%      6,122 11.88 to 11.72      73   1.92%     16.88% to   16.65%
 VIP Growth Opportunities
   Portfolio -- Service Class 2
   2016.......................... 1.15% to 1.95%    136,093 16.67 to 16.02   2,226   0.05%    (1.09)% to  (1.88)%
   2015.......................... 1.15% to 2.70%    510,025 16.86 to 15.84   8,486   0.00%      4.13% to    2.50%
   2014.......................... 1.15% to 2.70%    292,909 16.19 to 15.46   4,692   0.01%     10.66% to    8.93%
   2013.......................... 1.15% to 2.70%    336,951 14.63 to 14.19   4,896   0.04%     35.96% to   33.83%
   2012 (4)...................... 1.15% to 2.70%    422,206 10.76 to 10.60   4,528   0.15%      8.21% to    6.52%
 VIP Growth Portfolio -- Service
   Class 2
   2016.......................... 1.15% to 1.65%     10,518 18.86 to 17.88     198   0.00%    (0.61)% to  (1.10)%
   2015.......................... 1.15% to 1.65%     10,480 18.98 to 18.08     198   0.03%      5.67% to    5.14%
   2014.......................... 1.15% to 1.65%     10,339 17.96 to 17.20     185   0.00%      9.74% to    9.18%
   2013.......................... 1.15% to 1.65%     20,672 16.36 to 15.75     338   0.05%     34.44% to   33.76%
   2012.......................... 1.15% to 1.65%     23,390 12.17 to 11.78     284   0.36%     13.08% to   12.51%
 VIP Investment Grade Bond
   Portfolio -- Service Class 2
   2016.......................... 1.15% to 2.70%  1,421,709 13.26 to 11.38  17,943   2.31%      3.28% to    1.66%
   2015.......................... 1.15% to 2.70%  1,410,236 12.84 to 11.19  17,237   2.63%    (1.99)% to  (3.53)%
   2014.......................... 1.15% to 2.70%    936,792 13.10 to 11.60  11,682   1.86%      4.40% to    2.77%
   2013.......................... 1.15% to 2.70%  1,114,446 12.55 to 11.29  13,354   2.05%    (3.19)% to  (4.71)%
   2012.......................... 1.15% to 2.70%  1,203,670 12.96 to 11.85  14,939   2.25%      4.38% to    2.75%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                      Expense as a                            Net   Investment
                                      % of Average                           Assets   Income
                                     Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                     -------------- --------- -------------- ------ ---------- -------------------
 VIP Mid Cap Portfolio -- Service
   Class 2
   2016............................. 1.15% to 2.70%   496,924 19.74 to 14.48  9,454    0.33%    10.64% to    8.91%
   2015............................. 1.15% to 2.70%   460,378 17.84 to 13.29  7,925    0.21%   (2.76)% to  (4.29)%
   2014............................. 1.15% to 2.70%   778,368 18.34 to 13.89 13,847    0.02%     4.81% to    3.17%
   2013............................. 1.15% to 2.70%   789,396 17.50 to 13.46 13,410    0.27%    34.31% to   32.20%
   2012............................. 1.15% to 2.70%   905,166 13.03 to 10.18 11,500    0.41%    13.24% to   11.46%
 VIP Value Strategies Portfolio --
   Service Class 2
   2016............................. 1.15% to 1.65%    13,387 17.52 to 16.61    233    0.89%     8.02% to    7.47%
   2015............................. 1.15% to 1.65%    18,735 16.22 to 15.45    303    0.88%   (4.30)% to  (4.79)%
   2014............................. 1.15% to 1.65%    19,095 16.94 to 16.23    323    0.82%     5.29% to    4.76%
   2013............................. 1.15% to 1.65%    16,034 16.09 to 15.49    257    0.70%    28.69% to   28.04%
   2012............................. 1.15% to 1.15%    14,408 12.51 to 12.51    180    0.38%    25.60% to   25.60%
Franklin Templeton Variable
  Insurance Products Trust
 Franklin Founding Funds Allocation
   VIP Fund -- Class 2 Shares
   2016............................. 1.15% to 2.70%   500,957 12.64 to 10.87  5,945    3.90%    11.88% to   10.13%
   2015............................. 1.15% to 2.70%   587,294 11.30 to  9.87  6,265    2.93%   (7.29)% to  (8.75)%
   2014............................. 1.15% to 2.70%   646,173 12.19 to 10.81  7,506    2.75%     1.67% to    0.07%
   2013............................. 1.15% to 2.70%   691,131 11.99 to 10.81  7,946   11.71%    22.35% to   20.43%
   2012............................. 1.15% to 2.70%   742,271  9.80 to  8.97  7,010    2.74%    14.00% to   12.21%
 Franklin Income VIP Fund --
   Class 2 Shares
   2016............................. 1.15% to 2.70% 1,002,872 16.28 to 11.77 14,829    4.96%    12.71% to   10.95%
   2015............................. 1.15% to 2.70% 1,174,985 14.44 to 10.61 15,514    4.64%   (8.12)% to  (9.56)%
   2014............................. 1.15% to 2.70% 1,329,635 15.72 to 11.73 19,252    4.86%     3.41% to    1.79%
   2013............................. 1.15% to 2.70% 1,417,749 15.20 to 11.53 19,943    6.35%    12.63% to   10.87%
   2012............................. 1.15% to 2.70% 1,538,010 13.50 to 10.40 19,295    6.45%    11.35% to    9.60%
 Franklin Mutual Shares VIP
   Fund -- Class 2 Shares
   2016............................. 1.15% to 1.90%   177,420 15.85 to 14.63  2,796    1.96%    14.72% to   13.86%
   2015............................. 1.15% to 1.95%   192,792 13.82 to 17.09  2,678    3.14%   (6.03)% to  (6.79)%
   2014............................. 1.15% to 1.95%   208,596 14.70 to 18.34  3,082    2.01%     5.89% to    5.03%
   2013............................. 1.15% to 1.95%   233,094 13.89 to 17.46  3,251    2.08%    26.79% to   25.76%
   2012............................. 1.15% to 1.95%   238,138 10.95 to 13.88  2,626    1.82%    12.92% to   12.01%
 Templeton Growth VIP
   Fund -- Class 2 Shares
   2016............................. 1.15% to 1.65%    31,871 12.68 to 12.02    402    2.10%     8.36% to    7.82%
   2015............................. 1.15% to 1.65%    40,932 11.70 to 11.15    476    2.42%   (7.56)% to  (8.03)%
   2014............................. 1.15% to 1.65%    51,806 12.66 to 12.12    652    1.31%   (3.93)% to  (4.42)%
   2013............................. 1.15% to 1.65%    46,351 13.18 to 12.68    608    2.76%    29.32% to   28.66%
   2012............................. 1.15% to 1.65%    60,166 10.19 to  9.86    610    2.05%    19.67% to   19.06%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                         Expense as a                          Net   Investment
                                         % of Average                         Assets   Income
                                        Net Assets (1)  Units    Unit Value    000s  Ratio (2)   Total Return (3)
                                        -------------- ------- -------------- ------ ---------- -------------------
Goldman Sachs Variable Insurance Trust
 Goldman Sachs Government Money
   Market Fund -- Service Shares
   2016................................ 1.15% to 1.95% 633,867  9.51 to  9.17 5,943    0.04%    (1.11)% to  (1.90)%
   2015................................ 1.15% to 2.20% 800,968  9.62 to  9.27 7,612    0.01%    (1.14)% to  (2.19)%
   2014................................ 1.15% to 2.40% 917,605  9.73 to  9.43 8,837    0.01%    (1.14)% to  (2.39)%
   2013................................ 1.15% to 2.40% 929,271  9.84 to  9.66 9,102    0.01%    (1.14)% to  (2.39)%
   2012 (4)............................ 1.15% to 1.90% 659,210  9.95 to  9.92 6,552    0.00%    (1.14)% to  (1.88)%
Janus Aspen Series
 Balanced Portfolio -- Service Shares
   2016................................ 1.15% to 2.40% 462,550 19.24 to 14.74 8,215    1.94%      3.12% to    1.83%
   2015................................ 1.15% to 2.40% 435,331 18.66 to 14.48 7,585    1.38%    (0.74)% to  (2.00)%
   2014................................ 1.15% to 2.40% 477,234 18.80 to 14.77 8,390    1.49%      6.99% to    5.64%
   2013................................ 1.15% to 2.40% 538,927 17.57 to 13.98 8,871    1.36%     18.43% to   16.93%
   2012................................ 1.15% to 2.40% 539,306 14.84 to 11.96 7,525    2.55%     12.06% to   10.65%
 Forty Portfolio -- Service Shares
   2016................................ 1.15% to 2.70% 234,845 22.52 to 15.85 4,974    0.00%      0.77% to  (0.80)%
   2015................................ 1.15% to 2.70% 256,679 22.35 to 15.98 5,396    0.00%     10.65% to    8.92%
   2014................................ 1.15% to 2.70% 294,386 20.20 to 14.67 5,601    0.03%      7.22% to    5.54%
   2013................................ 1.15% to 2.70% 340,043 18.84 to 13.90 6,004    0.56%     29.38% to   27.35%
   2012................................ 1.15% to 2.70% 446,997 14.56 to 10.92 6,133    0.58%     22.43% to   20.51%
Legg Mason Partners Variable Equity
  Trust
 ClearBridge Variable Aggressive
   Growth Portfolio -- Class II
   2016................................ 1.15% to 1.35%     645 20.67 to 20.24    13    0.04%    (0.22)% to  (0.42)%
   2015................................ 1.15% to 1.15%   3,257 20.72 to 20.72    67    0.06%    (3.07)% to  (3.07)%
   2014................................ 1.15% to 1.15%   4,652 21.37 to 21.37    99    0.02%     18.69% to   18.69%
   2013................................ 1.15% to 1.15%   8,180 18.01 to 18.01   147    0.05%     45.68% to   45.68%
   2012................................ 1.15% to 1.15%   7,043 12.36 to 12.36    87    0.15%     17.09% to   17.09%
 ClearBridge Variable Dividend
   Strategy Portfolio -- Class II
   2016................................ 1.75% to 1.80%   3,182 14.64 to 14.57    47    1.36%     12.78% to   12.72%
   2015................................ 1.75% to 1.80%   3,735 12.98 to 12.92    48    1.61%    (6.11)% to  (6.16)%
   2014................................ 1.75% to 1.80%   4,008 13.82 to 13.77    55    1.96%     11.50% to   11.44%
   2013................................ 1.80% to 1.80%     804 12.36 to 12.36    10    1.48%     23.42% to   23.42%
   2012................................ 1.80% to 1.80%     945 10.01 to 10.01     9    2.72%     12.02% to   12.02%
 ClearBridge Variable Large Cap Value
   Portfolio -- Class I
   2016................................ 1.15% to 1.15%   5,437 10.64 to 10.64    58    1.62%     11.70% to   11.70%
   2015................................ 1.15% to 1.15%   5,659  9.53 to  9.53    54    3.08%    (3.98)% to  (3.98)%
   2014 (4)............................ 1.15% to 1.15%   1,238  9.92 to  9.92    12    1.71%    (9.81)% to  (9.81)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                         Expense as a                          Net   Investment
                                         % of Average                         Assets   Income
                                        Net Assets (1)  Units    Unit Value    000s  Ratio (2)    Total Return (3)
                                        -------------- ------- -------------- ------ ---------- --------------------
MFS(R) Variable Insurance Trust
 MFS(R) Total Return Series -- Service
   Class Shares
   2016................................ 1.15% to 2.40% 264,430 16.09 to 12.30 3,967    2.70%       7.56% to    6.21%
   2015................................ 1.15% to 2.40% 288,804 14.96 to 11.58 4,084    2.33%     (1.72)% to  (2.97)%
   2014................................ 1.15% to 2.40% 292,709 15.22 to 11.94 4,226    1.73%       6.99% to    5.64%
   2013................................ 1.15% to 2.40% 317,454 14.22 to 11.30 4,296    1.63%      17.37% to   15.89%
   2012................................ 1.15% to 2.40% 307,871 12.12 to  9.75 3,556    2.46%       9.65% to    8.27%
 MFS(R) Utilities Series -- Service
   Class Shares
   2016................................ 1.15% to 1.65%  16,120 20.39 to 19.34   323    3.67%       9.96% to    9.41%
   2015................................ 1.15% to 1.65%  21,228 18.55 to 17.67   389    4.09%    (15.74)% to (16.16)%
   2014................................ 1.15% to 1.65%  22,238 22.01 to 21.08   485    1.90%      11.17% to   10.61%
   2013................................ 1.15% to 1.65%  19,901 19.80 to 19.06   392    2.14%      18.83% to   18.23%
   2012................................ 1.15% to 1.65%  30,114 16.66 to 16.12   494    6.11%      11.90% to   11.34%
MFS(R) Variable Insurance Trust II
 MFS(R) Massachusetts Investors
   Growth Stock Portfolio -- Service
   Class Shares
   2016................................ 1.15% to 1.15%   1,486 10.20 to 10.20    15    0.39%       4.62% to    4.62%
   2015 (4)............................ 1.15% to 1.15%   1,490  9.75 to  9.75    15    0.46%     (3.24)% to  (3.24)%
Oppenheimer Variable Account Funds
 Oppenheimer Capital Appreciation
   Fund/VA -- Service Shares
   2016................................ 1.15% to 1.35%  20,599 15.98 to 15.64   327    0.11%     (3.55)% to  (3.74)%
   2015................................ 1.15% to 1.65%  25,839 16.56 to 15.78   425    0.00%       2.08% to    1.56%
   2014................................ 1.15% to 1.65%  22,594 16.23 to 15.54   365    0.17%      13.80% to   13.23%
   2013................................ 1.15% to 1.85%  29,902 14.26 to 13.52   424    0.76%      27.94% to   27.04%
   2012................................ 1.15% to 1.85%  25,832 11.14 to 10.64   286    0.39%      12.49% to   11.70%
 Oppenheimer Conservative Balanced
   Fund/VA -- Service Shares
   2016................................ 1.15% to 2.40%  65,882 11.49 to  8.72   691    2.14%       3.75% to    2.45%
   2015................................ 1.15% to 2.40%  60,878 11.07 to  8.51   609    2.07%     (0.59)% to  (1.85)%
   2014................................ 1.15% to 2.40%  69,115 11.14 to  8.67   696    1.82%       6.77% to    5.42%
   2013................................ 1.15% to 2.40%  73,669 10.43 to  8.23   698    2.15%      11.54% to   10.13%
   2012................................ 1.15% to 2.40%  76,262  9.35 to  7.47   652    1.19%      10.81% to    9.41%
 Oppenheimer Global Fund/VA --
   Service Shares
   2016................................ 1.15% to 2.70% 360,846 15.63 to 11.76 5,598    0.85%     (1.31)% to  (2.85)%
   2015................................ 1.15% to 2.70% 454,150 15.84 to 12.11 7,132    1.04%       2.48% to    0.87%
   2014................................ 1.15% to 2.70% 520,345 15.45 to 12.00 7,980    0.77%       0.88% to  (0.70)%
   2013................................ 1.15% to 2.70% 467,319 15.32 to 12.09 7,148    1.19%      25.53% to   23.56%
   2012................................ 1.15% to 2.70% 474,739 12.20 to  9.78 5,800    1.96%      19.55% to   17.68%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                  Expense as a                            Net   Investment
                                  % of Average                           Assets   Income
                                 Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                 -------------- --------- -------------- ------ ---------- --------------------
 Oppenheimer Main Street Fund/
   VA -- Service Shares
   2016......................... 1.15% to 2.70%   693,360 18.50 to 14.61 12,723   0.71%      10.02% to    8.30%
   2015......................... 1.15% to 2.70%   560,671 16.81 to 13.49  9,417   0.65%       1.92% to    0.32%
   2014......................... 1.15% to 2.70%   640,251 16.50 to 13.44 10,598   0.58%       9.13% to    7.42%
   2013......................... 1.15% to 2.70%   718,654 15.12 to 12.51 10,928   0.85%      29.93% to   27.89%
   2012......................... 1.15% to 2.70%   817,657 11.63 to  9.78  9,616   0.63%      15.26% to   13.45%
 Oppenheimer Main Street Small
   Cap Fund(R)/VA -- Service
   Shares
   2016......................... 1.15% to 2.70%   260,573 20.15 to 14.63  5,155   0.27%      16.32% to   14.50%
   2015......................... 1.15% to 2.70%   369,271 17.33 to 12.77  6,271   0.63%     (7.17)% to  (8.63)%
   2014......................... 1.15% to 2.70%   395,973 18.67 to 13.98  7,259   0.74%      10.37% to    8.64%
   2013......................... 1.15% to 2.70%   647,359 16.91 to 12.87 10,738   0.70%      39.01% to   36.83%
   2012......................... 1.15% to 2.70%   775,088 12.17 to  9.40  9,270   0.33%      16.31% to   14.49%
PIMCO Variable Insurance Trust
 All Asset Portfolio -- Advisor
   Class Shares
   2016......................... 1.15% to 1.85%    12,886 14.24 to 13.21    180   2.38%      11.61% to   10.82%
   2015......................... 1.15% to 1.85%    17,346 12.76 to 11.92    218   3.04%    (10.23)% to (10.87)%
   2014......................... 1.15% to 1.85%    21,839 14.21 to 13.38    308   4.68%     (0.70)% to  (1.40)%
   2013......................... 1.15% to 1.85%    31,126 14.31 to 13.57    442   4.47%     (1.04)% to  (1.74)%
   2012......................... 1.15% to 1.85%    31,202 14.46 to 13.81    448   4.91%      13.48% to   12.68%
 High Yield Portfolio --
   Administrative Class Shares
   2016......................... 1.15% to 2.70%   224,706 17.37 to 13.59  3,790   5.26%      11.15% to    9.42%
   2015......................... 1.15% to 2.70%   520,728 15.63 to 12.42  7,911   5.24%     (2.78)% to  (4.30)%
   2014......................... 1.15% to 2.70%   394,716 16.07 to 12.98  6,196   5.28%       2.15% to    0.55%
   2013......................... 1.15% to 2.70%   326,041 15.74 to 12.91  5,037   5.45%       4.52% to    2.88%
   2012......................... 1.15% to 2.70%   359,601 15.06 to 12.55  5,335   5.78%      12.98% to   11.21%
 Long-Term U.S. Government
   Portfolio -- Administrative
   Class Shares
   2016......................... 1.15% to 2.70%   206,951 18.63 to 14.80  3,588   1.81%     (0.48)% to  (2.04)%
   2015......................... 1.15% to 2.15%    72,640 18.72 to 15.87  1,247   2.06%     (2.52)% to  (3.51)%
   2014......................... 1.15% to 2.15%    73,942 19.21 to 16.44  1,309   2.30%      22.59% to   21.35%
   2013......................... 1.15% to 2.15%    85,242 15.67 to 13.55  1,233   2.37%    (13.95)% to (14.82)%
   2012......................... 1.15% to 2.15%    86,838 18.21 to 15.91  1,471   2.15%       3.23% to    2.18%
 Low Duration Portfolio --
   Administrative Class Shares
   2016......................... 1.15% to 2.70%   517,367 12.80 to 10.57  6,327   1.51%       0.24% to  (1.33)%
   2015......................... 1.15% to 2.70%   833,457 12.77 to 10.71 10,128   2.83%     (0.84)% to  (2.39)%
   2014......................... 1.15% to 2.70% 1,834,769 12.88 to 10.97 22,549   1.13%     (0.31)% to  (1.87)%
   2013......................... 1.15% to 2.70% 1,796,865 12.92 to 11.18 22,195   1.45%     (1.28)% to  (2.83)%
   2012......................... 1.15% to 2.70% 1,734,145 13.09 to 11.51 21,745   1.92%       4.63% to    2.99%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                         Expense as a                            Net   Investment
                                         % of Average                           Assets   Income
                                        Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                        -------------- --------- -------------- ------ ---------- -------------------
 Total Return Portfolio --
   Administrative Class Shares
   2016................................ 1.15% to 2.70% 1,588,278 15.63 to 12.70 23,292   2.09%      1.50% to  (0.09)%
   2015................................ 1.15% to 2.70% 1,877,906 15.40 to 12.71 27,167   5.15%    (0.71)% to  (2.26)%
   2014................................ 1.15% to 2.70% 1,497,803 15.51 to 13.00 21,842   2.15%      3.08% to    1.46%
   2013................................ 1.15% to 2.70% 1,840,619 15.05 to 12.81 26,043   2.20%    (3.09)% to  (4.61)%
   2012................................ 1.15% to 2.70% 1,914,985 15.52 to 13.43 27,947   2.57%      8.32% to    6.63%
State Street Variable Insurance Series
  Funds, Inc.
 Core Value Equity V.I.S. Fund --
   Class 1 Shares
   2016................................ 1.15% to 1.35%     3,865 18.43 to 18.05     71   1.14%      9.19% to    8.98%
   2015................................ 1.15% to 1.35%     3,949 16.88 to 16.56     66   0.84%    (5.65)% to  (5.84)%
   2014................................ 1.15% to 1.35%     5,737 17.89 to 17.59    102   0.84%     10.23% to   10.00%
   2013................................ 1.15% to 1.35%     6,277 16.23 to 15.99    101   0.92%     31.55% to   31.29%
   2012................................ 1.15% to 1.35%     6,719 12.34 to 12.18     82   1.21%     12.10% to   11.88%
 Income V.I.S. Fund -- Class 1
   Shares
   2016................................ 1.75% to 1.75%       687 12.13 to 12.13      8   1.84%      1.19% to    1.19%
   2015................................ 1.75% to 1.75%       719 11.99 to 11.99      9   2.15%    (2.17)% to  (2.17)%
   2014................................ 1.75% to 1.75%       740 12.25 to 12.25      9   2.20%      3.28% to    3.28%
   2013................................ 1.75% to 1.75%       772 11.86 to 11.86      9   2.66%    (3.07)% to  (3.07)%
   2012................................ 1.35% to 1.75%     9,482 12.57 to 12.24    119   2.33%      4.26% to    3.84%
 Real Estate Securities V.I.S.
   Fund -- Class 1 Shares
   2016................................ 1.15% to 2.70%   171,106 20.43 to 15.48  3,541   2.32%      6.76% to    5.09%
   2015................................ 1.15% to 2.70%   204,179 19.14 to 14.73  3,990   1.67%      3.36% to    1.74%
   2014................................ 1.15% to 2.70%   237,721 18.51 to 14.48  4,552   1.50%     30.38% to   28.34%
   2013................................ 1.15% to 2.70%   409,525 14.20 to 11.28  5,975   1.99%      1.42% to  (0.17)%
   2012................................ 1.15% to 2.70%   201,695 14.00 to 11.30  2,973   1.92%     15.44% to   13.63%
 S&P 500(R) Index V.I.S. Fund
   2016................................ 1.15% to 1.65%     5,592 19.15 to 18.16    102   0.31%     10.33% to    9.78%
   2015................................ 1.15% to 2.15%    51,602 17.36 to 13.36    890   2.22%    (0.09)% to  (1.10)%
   2014................................ 1.15% to 2.15%    54,468 17.37 to 13.50    939   1.49%     11.98% to   10.85%
   2013................................ 1.15% to 2.15%    78,378 15.51 to 12.18  1,197   1.77%     30.46% to   29.14%
   2012................................ 1.15% to 2.15%    91,264 11.89 to  9.43  1,067   2.39%     14.36% to   13.20%
 Small-Cap Equity V.I.S. Fund --
   Class 1 Shares
   2016................................ 1.15% to 1.35%    12,587 21.17 to 20.73    264   0.00%     22.34% to   22.10%
   2015................................ 1.15% to 1.35%    14,022 17.31 to 16.98    241   0.00%    (5.23)% to  (5.42)%
   2014................................ 1.15% to 1.35%    14,443 18.26 to 17.95    262   0.00%      2.58% to    2.37%
   2013................................ 1.15% to 1.35%    10,356 17.80 to 17.53    183   0.00%     35.31% to   35.04%
   2012................................ 1.15% to 1.35%     5,999 13.16 to 12.98     79   0.01%     13.25% to   13.02%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

                                  Expense as a                             Net    Investment
                                  % of Average                            Assets    Income
                                 Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                 -------------- ---------- -------------- ------- ---------- --------------------
 Total Return V.I.S. Fund --
   Class 3 Shares
   2016......................... 1.00% to 2.70% 15,553,831 14.05 to 10.40 205,936   1.57%       5.02% to    3.22%
   2015......................... 1.00% to 2.70% 17,171,115 13.38 to 10.07 217,852   1.48%     (2.33)% to  (4.01)%
   2014......................... 1.00% to 2.70% 18,651,713 13.70 to 10.49 244,112   1.44%       4.02% to    2.24%
   2013......................... 1.00% to 2.70% 20,474,868 13.17 to 10.26 258,819   1.28%      13.50% to   11.55%
   2012......................... 1.00% to 2.70% 21,241,619 11.60 to  9.20 238,059   1.35%      11.13% to    9.21%
 U.S. Equity V.I.S. Fund --
   Class 1 Shares
   2016......................... 1.15% to 1.35%      7,420 18.37 to 17.98     135   1.20%       8.05% to    7.84%
   2015......................... 1.15% to 1.35%      7,837 17.00 to 16.67     132   1.07%     (3.43)% to  (3.62)%
   2014......................... 1.15% to 1.35%      8,063 17.60 to 17.30     141   0.90%      11.48% to   11.25%
   2013......................... 1.15% to 1.35%      7,196 15.79 to 15.55     113   0.97%      32.37% to   32.10%
   2012......................... 1.15% to 1.35%      8,052 11.93 to 11.77      95   1.32%      14.46% to   14.24%
The Prudential Series Fund
 Jennison 20/20 Focus
   Portfolio -- Class II Shares
   2016......................... 1.15% to 1.75%     20,080 17.86 to 16.75     352   0.00%      0.07% to   (0.54)%
   2015......................... 1.15% to 1.75%     21,075 17.85 to 16.84     370   0.00%       4.65% to    4.01%
   2014......................... 1.15% to 1.75%     21,339 17.05 to 16.19     359   0.00%       5.48% to    4.84%
   2013......................... 1.15% to 1.75%     22,862 16.17 to 15.44     365   0.00%      27.86% to   27.09%
   2012......................... 1.15% to 1.75%     25,675 12.64 to 12.15     321   0.00%       9.34% to    8.67%
 Jennison Portfolio -- Class II
   Shares
   2016......................... 1.15% to 1.35%        497 20.58 to 20.15      10   0.00%     (2.43)% to  (2.62)%
   2015......................... 1.15% to 1.15%      1,699 21.09 to 21.09      36   0.00%       9.75% to    9.75%
   2014......................... 1.15% to 1.15%        367 19.22 to 19.22       7   0.00%       8.32% to    8.32%
   2013......................... 1.15% to 1.15%        368 17.74 to 17.74       7   0.00%      35.53% to   35.53%
   2012......................... 1.15% to 1.15%      4,043 13.09 to 13.09      53   0.00%      14.39% to   14.39%
 Natural Resources Portfolio --
   Class II Shares
   2016......................... 1.15% to 2.70%    407,340  9.53 to  6.49   3,600   0.00%      23.39% to   21.46%
   2015......................... 1.15% to 2.70%    345,539  7.72 to  5.35   2,485   0.00%    (29.67)% to (30.77)%
   2014......................... 1.15% to 2.70%    304,693 10.98 to  7.72   3,136   0.00%    (20.72)% to (21.96)%
   2013......................... 1.15% to 2.70%    295,778 13.85 to  9.90   3,829   0.00%       8.50% to    6.79%
   2012......................... 1.15% to 2.70%    389,870 12.77 to  9.27   4,714   0.00%     (4.04)% to  (5.54)%
Wells Fargo Variable Trust
 Wells Fargo VT Omega Growth
   Fund -- Class 2
   2016......................... 1.15% to 1.15%      3,964 19.82 to 19.82      79   0.00%     (0.64)% to  (0.64)%
   2015......................... 1.15% to 1.35%      3,910 19.95 to 19.73      78   0.00%       0.18% to  (0.02)%
   2014......................... 1.15% to 1.35%      8,416 19.91 to 19.74     167   0.00%       2.67% to    2.46%
   2013......................... 1.15% to 1.35%     10,290 19.40 to 19.26     199   0.12%      38.27% to   37.99%
   2012......................... 1.15% to 1.35%      6,612 14.03 to 13.96      93   0.00%      19.00% to   18.76%

--------
(1)Expenses as a percentage of average net assets represent the annualized asset-based contract expenses of the Separate Account, consisting of mortality and expense risk charges, administrative expenses, and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2016

(2)The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.
(3)The total return represents a range of minimum and maximum annual total returns for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.
(4)The ratios of expenses and net investment income to average net assets are annualized for periods less than a year.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Financial Statements

                 Years Ended December 31, 2016, 2015 and 2014

    (With Report of Independent Registered Public Accounting Firm Thereon)

         Genworth Life and Annuity Insurance Company and Subsidiaries

                  Index to Consolidated Financial Statements

                                                                                                       Page
                                                                                                       ----
Annual Financial Statements:
   Report of KPMG LLP, Independent Registered Public Accounting Firm.................................. F-1
   Consolidated Balance Sheets as of December 31, 2016 and 2015....................................... F-2
   Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014......... F-3
   Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2016,
     2015 and 2014.................................................................................... F-4
   Consolidated Statements of Changes in Stockholder's Equity for the years ended December 31, 2016,
     2015 and 2014.................................................................................... F-5
   Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014......... F-6
   Notes to Consolidated Financial Statements......................................................... F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2016. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Richmond, Virginia
April 3, 2017

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
           (Amounts in millions, except share and per share amounts)

                                                                                                December 31,
                                                                                            --------------------
                                                                                               2016       2015
                                                                                            ---------  ---------
Assets
   Investments:
       Fixed maturity securities available-for-sale, at fair value......................... $12,409.7  $12,427.8
       Equity securities available-for-sale, at fair value.................................      53.3       54.8
       Commercial mortgage loans...........................................................   1,623.1    1,675.3
       Policy loans........................................................................     529.1      498.2
       Other invested assets...............................................................   1,146.6    1,250.6
                                                                                            ---------  ---------
              Total investments............................................................  15,761.8   15,906.7
   Cash and cash equivalents...............................................................     484.4    2,718.4
   Accrued investment income...............................................................     130.5      134.3
   Deferred acquisition costs..............................................................   1,956.1    2,239.7
   Intangible assets.......................................................................     187.0      192.5
   Reinsurance recoverable.................................................................   7,490.0    7,318.1
   Other assets............................................................................     524.4      512.8
   Separate account assets.................................................................   6,704.4    7,228.9
                                                                                            ---------  ---------
              Total assets................................................................. $33,238.6  $36,251.4
                                                                                            =========  =========
Liabilities and stockholder's equity
   Liabilities:
       Future policy benefits.............................................................. $ 8,859.1  $ 9,146.7
       Policyholder account balances.......................................................  11,953.3   12,301.3
       Liability for policy and contract claims............................................     267.6      254.6
       Unearned premiums...................................................................       5.8        6.7
       Other liabilities...................................................................     420.5      450.1
       Non-recourse funding obligations....................................................     310.4    2,098.2
       Deferred tax liability..............................................................     902.8    1,001.0
       Separate account liabilities........................................................   6,704.4    7,228.9
                                                                                            ---------  ---------
              Total liabilities............................................................  29,423.9   32,487.5
                                                                                            ---------  ---------
   Commitments and contingencies

   Stockholder's equity:
       Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares
         issued and outstanding)...........................................................      25.6       25.6
       Additional paid-in capital..........................................................   4,900.8    4,840.9
                                                                                            ---------  ---------
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses):
              Net unrealized gains (losses) on securities not other-than-
                temporarily impaired.......................................................     240.6      175.8
              Net unrealized gains (losses) on other-than-temporarily impaired
                securities.................................................................       1.5        1.9
                                                                                            ---------  ---------
          Net unrealized investment gains (losses).........................................     242.1      177.7
                                                                                            ---------  ---------
          Derivatives qualifying as hedges.................................................      72.5       68.3
                                                                                            ---------  ---------
       Total accumulated other comprehensive income (loss).................................     314.6      246.0
       Retained deficit....................................................................  (1,426.3)  (1,348.6)
                                                                                            ---------  ---------
              Total stockholder's equity...................................................   3,814.7    3,763.9
                                                                                            ---------  ---------
              Total liabilities and stockholder's equity................................... $33,238.6  $36,251.4
                                                                                            =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Amounts in millions)

                                                                               Years ended December 31,
                                                                             ----------------------------
                                                                               2016      2015      2014
                                                                             --------  --------  --------
Revenues:
Premiums.................................................................... $   13.6  $  540.9  $  631.2
Net investment income.......................................................    686.5     706.4     694.6
Net investment gains (losses)...............................................     26.9     (74.8)    (28.1)
Policy fees and other income................................................  1,444.2     804.1     811.8
                                                                             --------  --------  --------
   Total revenues...........................................................  2,171.2   1,976.6   2,109.5
                                                                             --------  --------  --------
Benefits and expenses:
Benefits and other changes in policy reserves...............................  1,098.4   1,195.8   1,133.4
Interest credited...........................................................    305.4     318.9     313.3
Acquisition and operating expenses, net of deferrals........................    542.6     274.8     282.0
Amortization of deferred acquisition costs and intangibles..................    298.8     670.1     191.9
Goodwill impairment.........................................................       --        --     303.9
Interest expense............................................................     39.2      94.4      89.5
                                                                             --------  --------  --------
   Total benefits and expenses..............................................  2,284.4   2,554.0   2,314.0
                                                                             --------  --------  --------
Loss before income taxes and equity in net income of unconsolidated
  subsidiary................................................................   (113.2)   (577.4)   (204.5)
Provision (benefit) for income taxes........................................    (34.6)   (211.2)     11.5
                                                                             --------  --------  --------
Net loss before equity in net income of unconsolidated subsidiary...........    (78.6)   (366.2)   (216.0)
Equity in net income of unconsolidated subsidiary...........................     37.5      18.4       1.2
                                                                             --------  --------  --------
Net loss.................................................................... $  (41.1) $ (347.8) $ (214.8)
                                                                             ========  ========  ========
Supplemental disclosures:
Total other-than-temporary impairments...................................... $   (2.8) $  (10.7) $   (3.1)
Portion of other-than-temporary impairments included in other comprehensive
  income (loss).............................................................     (0.3)       --      (0.5)
                                                                             --------  --------  --------
Net other-than-temporary impairments........................................     (3.1)    (10.7)     (3.6)
Other investment gains (losses).............................................     30.0     (64.1)    (24.5)
                                                                             --------  --------  --------
Total net investment gains (losses)......................................... $   26.9  $  (74.8) $  (28.1)
                                                                             ========  ========  ========


          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                             (Amounts in millions)

                                                                                Years ended December 31,
                                                                                ------------------------
                                                                                 2016     2015     2014
                                                                                ------  -------  -------
Net loss....................................................................... $(41.1) $(347.8) $(214.8)
Other comprehensive income (loss), net of taxes:
   Net unrealized gains (losses) on securities not other-than-temporarily
     impaired..................................................................   64.8   (222.6)   244.9
   Net unrealized gains (losses) on other-than-temporarily impaired securities.   (0.4)    (0.3)     1.3
   Derivatives qualifying as hedges............................................    4.2      4.7     44.1
                                                                                ------  -------  -------
   Total other comprehensive income (loss).....................................   68.6   (218.2)   290.3
                                                                                ------  -------  -------
Total comprehensive income (loss).............................................. $ 27.5  $(566.0) $  75.5
                                                                                ======  =======  =======




          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (Amounts in millions)

                                                                    Accumulated
                                                        Additional     other                    Total
                                                 Common  paid-in   comprehensive  Retained  stockholder's
                                                 stock   capital   income (loss)  deficit      equity
                                                 ------ ---------- ------------- ---------  -------------
Balances as of December 31, 2013................ $25.6   $4,839.5     $ 173.9    $  (621.0)   $4,418.0
                                                                                              --------
Comprehensive income (loss):
   Net loss.....................................    --         --          --       (214.8)     (214.8)
   Net unrealized gains (losses) on securities
     not other- than-temporarily impaired.......    --         --       244.9           --       244.9
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities............    --         --         1.3           --         1.3
   Derivatives qualifying as hedges.............    --         --        44.1           --        44.1
                                                                                              --------
Total comprehensive income (loss)...............                                                  75.5
Dividends.......................................    --         --          --       (100.0)     (100.0)
Other transactions with stockholder.............    --        1.4          --           --         1.4
                                                 -----   --------     -------    ---------    --------
Balances as of December 31, 2014................  25.6    4,840.9       464.2       (935.8)    4,394.9
                                                                                              --------
Comprehensive income (loss):
   Net loss.....................................    --         --          --       (347.8)     (347.8)
   Net unrealized gains (losses) on securities
     not other- than-temporarily impaired.......    --         --      (222.6)          --      (222.6)
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities............    --         --        (0.3)          --        (0.3)
   Derivatives qualifying as hedges.............    --         --         4.7           --         4.7
                                                                                              --------
Total comprehensive income (loss)...............                                                (566.0)
Dividends.......................................    --         --          --        (40.5)      (40.5)
Other transactions with stockholder.............    --         --          --        (24.5)      (24.5)
                                                 -----   --------     -------    ---------    --------
Balances as of December 31, 2015................  25.6    4,840.9       246.0     (1,348.6)    3,763.9
                                                                                              --------
Comprehensive income (loss):
   Net loss.....................................    --         --          --        (41.1)      (41.1)
   Net unrealized gains (losses) on securities
     not other- than-temporarily impaired.......    --         --        64.8           --        64.8
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities............    --         --        (0.4)          --        (0.4)
   Derivatives qualifying as hedges.............    --         --         4.2           --         4.2
                                                                                              --------
Total comprehensive income (loss)...............                                                  27.5
Reinsurance recaptures with stockholder.........    --       59.9          --           --        59.9
Other transactions with stockholder.............    --         --          --        (36.6)      (36.6)
                                                 -----   --------     -------    ---------    --------
Balances as of December 31, 2016................ $25.6   $4,900.8     $ 314.6    $(1,426.3)   $3,814.7
                                                 =====   ========     =======    =========    ========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Amounts in millions)

                                                                                  Years ended December 31,
                                                                              -------------------------------
                                                                                 2016       2015       2014
                                                                              ---------  ---------  ---------
Cash flows from operating activities:
   Net loss.................................................................. $   (41.1) $  (347.8) $  (214.8)
   Adjustments to reconcile net loss to net cash from operating activities:
       Amortization of fixed maturity discounts and premiums and
         limited partnerships................................................     (11.7)      (2.6)       0.4
       Equity in net income of unconsolidated subsidiary.....................     (37.5)     (18.4)      (1.2)
       Gain on sale of business..............................................      (0.5)        --         --
       Net investment (gains) losses.........................................     (26.9)      74.8       28.1
       Charges assessed to policyholders.....................................  (1,420.8)    (700.5)    (692.5)
       Acquisition costs deferred............................................     (58.8)    (142.6)    (198.7)
       Amortization of deferred acquisition costs and intangibles............     298.8      670.1      191.9
       Goodwill impairment...................................................        --         --      303.9
       Deferred income taxes.................................................    (156.4)    (186.1)     (21.7)
       Net increase (decrease) in trading securities, held-for-sale
         investments and derivative instruments..............................      79.0     (323.6)      65.6
   Change in certain assets and liabilities:
       Accrued investment income and other assets............................     (17.3)      (5.2)     (43.7)
       Insurance reserves....................................................     578.6      476.1      412.3
       Current taxes.........................................................     (11.9)     (73.0)      51.8
       Other liabilities, policy and contract claims and other policy-
         related balances....................................................      14.1       40.0      (51.0)
                                                                              ---------  ---------  ---------
   Net cash from operating activities........................................    (812.4)    (538.8)    (169.6)
                                                                              ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from maturities and repayments of investments:
       Fixed maturity securities.............................................     730.9    1,530.2    1,537.1
       Commercial mortgage loans.............................................     220.0      252.4      229.3
   Proceeds from sales of investments:
       Fixed maturity and equity securities..................................   1,296.4    2,198.3      476.4
   Purchases and originations of investments:
       Fixed maturity and equity securities..................................  (1,866.8)  (2,186.3)  (2,284.0)
       Commercial mortgage loans.............................................    (167.1)    (279.0)    (336.2)
   Other invested assets, net................................................      11.1       52.5      (33.6)
   Policy loans, net.........................................................     (38.9)        --         --
   Proceeds from sale of business, net of cash transferred...................      18.0         --         --
                                                                              ---------  ---------  ---------
   Net cash from investing activities........................................     203.6    1,568.1     (411.0)
                                                                              ---------  ---------  ---------
Cash flows from financing activities:
   Deposits to universal life and investment contracts.......................     904.2    1,575.7    2,001.4
   Withdrawals from universal life and investment contracts..................    (685.6)    (650.0)    (741.4)
   Redemption of non-recourse funding obligations............................  (1,799.4)     (67.4)     (44.5)
   Dividends paid............................................................        --      (40.5)    (100.0)
   Other, net................................................................     (44.4)      (2.5)      10.9
                                                                              ---------  ---------  ---------
   Net cash from financing activities........................................  (1,625.2)     815.3    1,126.4
                                                                              ---------  ---------  ---------
   Net change in cash and cash equivalents...................................  (2,234.0)   1,844.6      545.8
Cash and cash equivalents at beginning of period.............................   2,718.4      873.8      328.0
                                                                              ---------  ---------  ---------
Cash and cash equivalents at end of period................................... $   484.4  $ 2,718.4  $   873.8
                                                                              =========  =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 Years Ended December 31, 2016, 2015 and 2014

(1) Formation and Nature of Business

   (a) Formation

   The accompanying financial statements include on a consolidated basis the accounts of Genworth Life and Annuity Insurance Company ("GLAIC") and our affiliate companies in which we hold a majority voting interest or power to direct activities of a variable interest entity ("VIE"), which we refer to as the "Company," "we," "us" or "our" unless the context otherwise requires. GLAIC is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

   On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. ("the Parent"), a limited liability company incorporated in the People's Republic of China, and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of the Parent. Subject to the terms and conditions of the Merger Agreement, including the satisfaction or waiver of certain conditions, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of the Parent. The Parent is a newly formed subsidiary of China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, "China Oceanwide"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock for a total transaction value of approximately
$2.7 billion, or $5.43 per share in cash. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement. The transaction is subject to other closing conditions, including the receipt of required regulatory approvals in the United States, China, and other international markets. Both parties are engaging with regulators regarding the applications and the pending transaction. Genworth and China Oceanwide continue to expect the transaction to close by mid-2017.

   We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York ("GLICNY"), which is recorded under the equity method of accounting. As of December 31, 2016 and 2015, the carrying value of our investment in GLICNY was $672.4 million and $613.1 million, respectively, and was included in other invested assets. See note 20 for further discussion of our investment in GLICNY.

   The accompanying consolidated financial statements include the historical operations and accounts of the Company and its subsidiaries which include:
Assigned Settlement, Inc., GNWLAAC Real Estate Holding, LLC, Newco Properties, Inc. ("Newco"), Jamestown Life Insurance Company, River Lake Insurance Company VI ("River Lake VI"), River Lake Insurance Company VII ("River Lake VII"), River Lake Insurance Company VIII ("River Lake VIII"), River Lake Insurance Company IX ("River Lake IX"), River Lake Insurance Company X ("River Lake X") and Rivermont Life Insurance Company I ("Rivermont I"). During 2016, River Lake Insurance Company ("River Lake I"), River Lake Insurance Company II ("River Lake II") and River Lake Insurance Company IV ("River Lake IV") were dissolved; however, they are included in the consolidated financial statements through the date of their dissolution.

   (b) Nature of Business

   We operate through two segments: (i) U.S. Life Insurance and (ii) Runoff.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Our principal products in our U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime. In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of our offerings for traditional life insurance and fixed annuity products; however, we continue to service our existing retained and reinsured blocks of business.

   Our Runoff segment includes the results of non-strategic products that are no longer actively sold. Our non-strategic products primarily include our variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of: funding agreements and funding agreements backing notes ("FABNs"). Most of our variable annuities include guaranteed minimum death benefits ("GMDBs"). Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits ("GMWBs") and certain types of guaranteed annuitization benefits. We no longer offer retail and group variable annuities but continue to accept deposits on and service our existing block of business. We also no longer offer variable life insurance policies but we continue to service existing policies.

   We also have Corporate and Other activities which include other corporate income and expenses not allocated to the segments.

   We previously distributed our products through a network of independent brokerage general agencies throughout the United States and through financial intermediaries, insurance marketing organizations, independent broker/dealers, select banks and national brokerage and financial firms.

(2) Summary of Significant Accounting Policies

   Our consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. All intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform to the current year presentation. Any material subsequent events have been considered for recognition and/or disclosure through the issuance date of the financial statements.

   (a) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due. For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life insurance products are not reported as revenues, but rather as deposits, and are included in liabilities for policyholder account balances.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (b) Net Investment Income and Net Investment Gains and Losses

   Investment income is recognized when earned. Income or losses upon call or prepayment of available-for-sale fixed maturity securities is recognized in net investment income, except for hybrid securities where the income or loss upon call is recognized in net investment gains and losses. Investment gains and losses are calculated on the basis of specific identification on the trade date.

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than "AA" or that are backed by a U.S. agency) which cannot be contractually prepaid in such a manner that we would not recover a substantial portion of the initial investment, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

   (c) Policy Fees and Other Income

   Policy fees and other income consists primarily of insurance charges assessed on universal and term universal life insurance contracts and fees assessed against customer account values. For universal and term universal life insurance contracts, charges to policyholder accounts for cost of insurance are recognized as revenue when due. Variable product fees are charged to variable annuity contractholders and variable life insurance policyholders based upon the daily net assets of the contractholder's and policyholder's account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

   (d) Investment Securities

   At the time of purchase, we designate our investment securities as either available-for-sale or trading and report them in our consolidated balance sheets at fair value. Our portfolio of fixed maturity securities comprises primarily investment grade securities. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP"), benefit reserves and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our consolidated balance sheets and primarily represent fixed maturity securities where we utilized the fair value option.

   Other-Than-Temporary Impairments On Available-For-Sale Securities

   As of each balance sheet date, we evaluate securities in an unrealized loss position for other-than-temporary impairments. For debt securities, we consider all available information relevant to the collectability of the security, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. More specifically for mortgage-backed and asset-backed securities, we also utilize performance indicators of the underlying assets including default or delinquency rates, loan to collateral value ratios, third-party credit enhancements, current levels of subordination, vintage and other relevant characteristics of the security or underlying assets to develop our estimate of cash

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

flows. Estimating the cash flows expected to be collected is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

   We recognize other-than-temporary impairments on debt securities in an unrealized loss position when one of the following circumstances exists:

  .   we do not expect full recovery of our amortized cost when due,

  . the present value of cash flows expected to be collected is less than our amortized cost basis,

  .   we intend to sell a security or

  . it is more likely than not that we will be required to sell a security prior to recovery.

   For other-than-temporary impairments recognized during the period, we present the total other-than-temporary impairments, the portion of other-than-temporary impairments included in other comprehensive income (loss) ("OCI") and the net other-than-temporary impairments as supplemental disclosure presented on the face of our consolidated statements of operations.

   Total other-than-temporary impairments that emerged in the current period are calculated as the difference between the amortized cost and fair value. For other-than-temporarily impaired securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, total other-than-temporary impairments are adjusted by the portion of other-than-temporary impairments recognized in OCI ("non-credit"). Net other-than-temporary impairments recorded in net loss represent the credit loss on the other-than-temporarily impaired securities with the offset recognized as an adjustment to the amortized cost to determine the new amortized cost basis of the securities.

   For securities that were deemed to be other-than-temporarily impaired and a non-credit loss was recorded in OCI, the amount recorded as an unrealized gain
(loss) represents the difference between the current fair value and the new amortized cost for each period presented. The unrealized gain (loss) on an other-than-temporarily impaired security is recorded as a separate component in OCI until the security is sold or until we record an other-than-temporary impairment where we intend to sell the security or will be required to sell the security prior to recovery.

   To estimate the amount of other-than-temporary impairment attributed to credit losses on debt securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, we determine our best estimate of the present value of the cash flows expected to be collected from a security using the effective yield on the security prior to recording any other-than-temporary impairment. If the present value of the discounted cash flows is lower than the amortized cost of the security, the difference between the present value and amortized cost represents the credit loss associated with the security with the remaining difference between fair value and amortized cost recorded as a non-credit other-than-temporary impairment in OCI.

   The evaluation of other-than-temporary impairments is subject to risks and uncertainties and is intended to determine the appropriate amount and timing for recognizing an impairment charge. The assessment of whether such impairment has occurred is based on management's best estimate of the cash flows expected to be collected at the individual security level. We regularly monitor our investment portfolio to ensure that securities that may be other-than-temporarily impaired are identified in a timely manner and that any impairment charge is recognized in the proper period.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   While the other-than-temporary impairment model for debt securities generally includes fixed maturity securities, there are certain hybrid securities that are classified as fixed maturity securities where the application of a debt impairment model depends on whether there has been any evidence of deterioration in credit of the issuer, such as a downgrade to below investment grade. Under certain circumstances, evidence of deterioration in credit of the issuer may result in the application of the equity securities impairment model.

   For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period of time. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure other-than-temporary impairments based upon the difference between the amortized cost of a security and its fair value.

   (e) Fair Value Measurements

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

   Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

  .   Level 1--Quoted prices for identical instruments in active markets.

  . Level 2--Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

  .   Level 3--Instruments whose significant value drivers are unobservable.

   Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as equity securities and actively traded mutual fund investments.

   Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable information, in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity and equity securities; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate or cross currency swaps.

   Level 3 comprises financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In certain instances, this category may also utilize non-binding broker

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

quotes. This category primarily consists of certain less liquid fixed maturity, equity and trading securities and certain derivative instruments or embedded derivatives where we cannot corroborate the significant valuation inputs with market observable data.

   As of each reporting period, all assets and liabilities recorded at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value as a result of including a particular input. We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. See note 14 for additional information related to fair value measurements.

   (f) Commercial Mortgage Loans

   The carrying value of commercial mortgage loans is stated at original cost, net of principal payments, amortization and allowance for loan losses. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are deferred and amortized on an effective yield basis over the term of the loan. Commercial mortgage loans are considered past due when contractual payments have not been received from the borrower by the required payment date.

   "Impaired" loans are defined by U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to original contractual terms of the loan agreement. In determining whether it is probable that we will be unable to collect all amounts due, we consider current payment status, debt service coverage ratios, occupancy levels and current loan-to-value. Impaired loans are carried on a non-accrual status. Loans are placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due. Income on impaired loans is not recognized until the loan is sold or the cash received exceeds the carrying amount recorded.

   We evaluate the impairment of commercial mortgage loans first on an individual loan basis. If an individual loan is not deemed impaired, then we evaluate the remaining loans collectively to determine whether an impairment should be recorded.

   For individually impaired loans, we record an impairment charge when it is probable that a loss has been incurred. The impairment is recorded as an increase in the allowance for loan losses. All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible.

   For loans that are not individually impaired where we evaluate the loans collectively, the allowance for loan losses is maintained at a level that we determine is adequate to absorb estimated probable incurred losses in the loan portfolio. Our process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience adjusted for current events, trends and economic conditions that would result in a loss in the loan portfolio over the next 12 months. Key inputs into our evaluation include debt service coverage ratios, loan-to-value, property-type, occupancy levels, geographic region, and probability weighting of the scenarios generated by the model. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements. Additions and reductions to the allowance through periodic provisions or benefits are recorded in net investment gains (losses).

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   For commercial mortgage loans classified as held-for-sale, each loan is carried at the lower of cost or market and is included in commercial mortgage loans in our consolidated balance sheets. See note 3 for additional disclosures related to commercial mortgage loans.

   (g) Securities Lending Activity

   We engage in certain securities lending transactions for the purpose of enhancing the yield on our investment securities portfolio. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturity securities on the consolidated balance sheets. We are currently indemnified against counterparty credit risk by the intermediary.

   Under the securities lending program, the borrower is required to provide collateral, which can consist of cash or government securities, on a daily basis in amounts equal to or exceeding 102% of the applicable securities loaned. Currently, we only accept cash collateral from borrowers under the program. Cash collateral received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Any cash collateral received is reinvested by our custodian based upon the investment guidelines provided within our agreement. The reinvested cash collateral is primarily invested in a money market fund approved by the National Association of Insurance Commissioners ("NAIC"), U.S. and foreign government securities, U.S. government agency securities, asset-backed securities and corporate debt securities. As of December 31, 2016 and 2015, the fair value of securities loaned under our securities lending program was $85.9 million and $92.0 million, respectively. As of December 31, 2016 and 2015, the fair value of collateral held under our securities lending program was $89.0 million and $95.7 million, respectively, and the offsetting obligation to return collateral of $89.0 million and $95.7 million, respectively, was included in other liabilities in the consolidated balance sheets. We did not have any non-cash collateral provided by the borrower in our securities lending program as of December 31, 2016 and 2015.

   Risks associated with securities lending programs

   Our securities lending programs expose us to liquidity risk if we did not have enough cash or collateral readily available to return to the counterparty when required to do so under the agreements. We manage this risk by regularly monitoring our available sources of cash and collateral to ensure we can meet short-term liquidity demands under normal and stressed scenarios.

   We are also exposed to credit risk in the event of default of our counterparties or changes in collateral values. This risk is significantly reduced because our programs require over collateralization and collateral exposures are trued up on a daily basis. We manage this risk by using multiple counterparties and ensuring that changes in required collateral are monitored and adjusted daily. We also monitor the creditworthiness, including credit ratings, of our counterparties on a regular basis.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Contractual maturity

   The following tables present the remaining contractual maturity of the securities lending agreements as of December 31:

                                                 2016                                     2015
                               ---------------------------------------- ----------------------------------------
                               Overnight                  Greater       Overnight                  Greater
                                  and      Up to  31 - 90  than            and      Up to  31 - 90  than
(Amounts in millions)          continuous 30 days  days   90 days Total continuous 30 days  days   90 days Total
---------------------          ---------- ------- ------- ------- ----- ---------- ------- ------- ------- -----
Fixed maturity securities:
   U.S. government, agencies
     and government-
     sponsored enterprises....   $ 4.0      $--     $--     $--   $ 4.0   $  --      $--     $--     $--   $  --
   Non-U.S. government........    15.3       --      --      --    15.3    11.4       --      --      --    11.4
   U.S. corporate.............    40.8       --      --      --    40.8    30.4       --      --      --    30.4
   Non-U.S. corporate.........    23.9       --      --      --    23.9    50.5       --      --      --    50.5
                                 -----      ---     ---     ---   -----   -----      ---     ---     ---   -----
   Subtotal, fixed maturity
     securities...............    84.0       --      --      --    84.0    92.3       --      --      --    92.3
                                 -----      ---     ---     ---   -----   -----      ---     ---     ---   -----
Equity securities.............     5.0       --      --      --     5.0     3.4       --      --      --     3.4
                                 -----      ---     ---     ---   -----   -----      ---     ---     ---   -----
Total securities lending......   $89.0      $--     $--     $--   $89.0   $95.7      $--     $--     $--   $95.7
                                 =====      ===     ===     ===   =====   =====      ===     ===     ===   =====

   (h) Cash and Cash Equivalents

   Certificates of deposit, money market funds and other time deposits with original maturities of 90 days or less are considered cash equivalents in the consolidated balance sheets and consolidated statements of cash flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

   (i) Deferred Acquisition Costs

   Acquisition costs include costs that are directly related to the successful acquisition of new or renewal insurance contracts. Acquisition costs are deferred and amortized to the extent they are recoverable from future profits.

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions and for contracts issued, certain other costs such as underwriting, medical inspection and issuance expenses. DAC for traditional long-duration insurance contracts, including term life, is amortized as a level percentage of premiums based on assumptions, including, investment returns, policyholder persistency or lapses (i.e., the probability that a policy or contract will remain in-force from one period to the next), insured life expectancy or longevity and expenses, established when the contract is issued. Amortization is adjusted each period to reflect actual lapse.

   Amortization for deferred annuity and universal life insurance contracts is based on expected gross profits. Expected gross profits are adjusted quarterly to reflect actual experience to date or for changes in underlying assumptions relating to future gross profits. Estimates of gross profits for DAC amortization are based on assumptions including interest rates, policyholder persistency or lapses, insured life expectancy or longevity and expenses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Short-Duration Contracts. Acquisition costs primarily consist of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

   We regularly review our assumptions and test DAC for recoverability at least annually. For deferred annuity and universal life insurance contracts, if the present value of expected future gross profits is less than the unamortized DAC for a line of business, a charge to income (loss) is recorded for additional DAC amortization. For traditional long-duration and short-duration contracts, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income (loss) is recorded for additional DAC amortization or for increased benefit reserves. See note 5 for additional information related to DAC including loss recognition and recoverability.

   (j) Intangible Assets

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review our PVFP assumptions and periodically test PVFP for recoverability similar to our treatment of DAC. See note 6 for additional information related to PVFP including loss recognition and recoverability.

   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

   Software. Purchased software and certain application development costs related to internally developed software are capitalized above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed five years.

   Other Intangible Assets. We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows, which requires the use of estimates and judgment, and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested at least annually for impairment using a qualitative or quantitative assessment and are written down to fair value as required.

   (k) Goodwill

   Goodwill is not amortized but is tested for impairment annually or between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. The determination of fair value requires the use of estimates and judgment, at the "reporting unit"

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

level. A reporting unit is the operating segment, or a business, one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. If the reporting unit's fair value is below its carrying value, we must determine the amount of implied goodwill that would be established if the reporting unit was hypothetically purchased on the impairment assessment date. We recognize an impairment charge for any amount by which the carrying amount of a reporting unit's goodwill exceeds the amount of implied goodwill.

   See note 6 for additional information related to goodwill impairments.

   (l) Reinsurance

   Premium revenue, benefits and acquisition and operating expenses, net of deferrals, are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. Amounts received from reinsurers that represent recovery of acquisition costs are netted against DAC so that the net amount is capitalized. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

   (m) Derivatives

   Derivative instruments are used to manage risk through one of four principal risk management strategies including: (i) liabilities; (ii) invested assets;
(iii) portfolios of assets or liabilities; and (iv) forecasted transactions.

   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value or cash flow). If a derivative does not qualify for hedge accounting, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income (loss).

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of the hedged item attributable to the hedged risk and the total changes in fair value of the derivative instrument.

   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is no longer probable that the forecasted transaction will occur.

   For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of OCI. The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income (loss). When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried in the

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

consolidated balance sheets at its fair value, and gains and losses that were accumulated in OCI are recognized immediately in income (loss). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and is recognized when the transaction affects income (loss); however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in OCI are reclassified into income (loss) when income (loss) is impacted by the variability of the cash flow of the hedged item.

   For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income (loss). In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income (loss). When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried in the consolidated balance sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value in the consolidated balance sheets, with changes in its fair value recognized in current period income (loss).

   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded in the consolidated balance sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in current period income (loss). If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried in the consolidated balance sheets at fair value, with changes in fair value recognized in current period income (loss).

   Changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on cash flow hedges are reported in net investment gains (losses).

   The majority of our derivative arrangements require the posting of collateral upon meeting certain net exposure thresholds. The amounts recognized for derivative counterparty collateral received by us was recorded in cash and cash equivalents with a corresponding amount recorded in other liabilities to represent our obligation to return the collateral retained by us. We also receive non-cash collateral that is not recognized in our balance sheet unless we exercise our right to sell or re-pledge the underlying asset. As of December 31, 2016 and 2015, the fair value of non-cash collateral received was zero and $0.3 million, respectively, and the underlying assets were not sold or re-pledged. Additionally, we have pledged $45.8 million and $52.6 million of fixed maturity securities as of December 31, 2016 and 2015, respectively. We have not pledged any cash as collateral to derivative counterparties. Fixed maturity securities that we pledge as collateral remain on our balance sheet within fixed maturity securities available-for-sale. Any cash collateral pledged to a derivative counterparty is derecognized with a receivable recorded in other assets for the right to receive our cash collateral back from the counterparty.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (n) Separate Accounts and Related Insurance Obligations

   Separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the contractholders and are reflected in our consolidated balance sheets at fair value, reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves. Net investment income, net investment gains (losses) and the related liability changes associated with the separate account are offset within the same line item in the consolidated statements of operations. There were no gains or losses on transfers of assets from the general account to the separate account.

   We offer certain minimum guarantees associated with our variable annuity contracts. Our variable annuity contracts usually contain a basic GMDB which provides a minimum benefit to be paid upon the annuitant's death equal to the larger of account value and the return of net deposits. Some variable annuity contracts permit contractholders to purchase through riders, at an additional charge, enhanced death benefits such as the highest contract anniversary value ("ratchets"), accumulated net deposits at a stated rate ("rollups"), or combinations thereof.

   Additionally, some of our variable annuity contracts provide the contractholder with living benefits such as a GMWB or certain types of guaranteed annuitization benefits. The GMWB allows contractholders to withdraw a pre-defined percentage of account value or benefit base each year, either for a specified period of time or for life. The guaranteed annuitization benefit generally provides for a guaranteed minimum level of income upon annuitization accompanied by the potential for upside market participation.

   Most of our reserves for additional insurance and annuitization benefits are calculated by applying a benefit ratio to accumulated contractholder assessments, and then deducting accumulated paid claims. The benefit ratio is equal to the ratio of benefits to assessments, accumulated with interest and considering both past and anticipated future experience. The projections utilize stochastic scenarios of separate account returns incorporating reversion to the mean, as well as assumptions for mortality and lapses. Some of our minimum guarantees, mainly GMWBs, are accounted for as embedded derivatives; see notes 4 and 14 for additional information on these embedded derivatives and related fair value measurement disclosures.

   (o) Insurance Reserves

   Future Policy Benefits

   The liability for future policy benefits is equal to the present value of expected benefits and expenses less the present value of expected future net premiums based on assumptions, including, investment returns, policyholder persistency or lapses (i.e., the probability that a policy or contract will remain in-force from one period to the next), insured life expectancy or longevity, insured morbidity (i.e., frequency and severity of claim) and expenses, all of which are locked-in at the time the policies are issued or acquired.

   The liability for future policy benefits is evaluated at least annually to determine if a premium deficiency exists. Loss recognition testing is generally performed at the line of business level, with acquired blocks and certain reinsured blocks tested separately. If the liability for future policy benefits plus the current present value of expected future premiums are less than the current present value of expected future benefits and expenses (including any unamortized DAC), a charge to income (loss) is recorded for accelerated DAC amortization and, if necessary, a premium deficiency reserve is established. If a charge is recorded, DAC amortization and the liability for future policy benefits are measured using updated assumptions, which become the new locked-in assumptions utilized going forward unless another premium deficiency charge is recorded.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   We are also required to accrue additional future policy benefit reserves when the overall reserve is adequate, but profits are projected in early periods followed by losses projected in later periods. When this pattern of profits followed by losses exists, we ratably accrue this additional profits followed by losses liability over time, increasing reserves in the profitable periods to offset estimated losses expected during the periods that follow. We calculate and adjust the additional reserves using our current best estimate of the amount necessary to offset the losses in future periods, based on the pattern of expected income and current best estimate assumptions consistent with our loss recognition testing. We adjust the accrual rate prospectively, going forward over the remaining profit periods, without any catch-up adjustment.

   For level premium term life insurance products, we floor the liability for future policy benefits on each policy at zero.

   Estimates and actuarial assumptions used for establishing the liability for future policy benefits and in loss recognition testing involve the exercise of significant judgment, and changes in assumptions or deviations of actual experience from assumptions can have material impacts on our liability for future policy benefits and net income (loss). Because these assumptions relate to factors that are not known in advance, change over time, are difficult to accurately predict and are inherently uncertain, we cannot determine with precision the ultimate amounts we will pay for actual claims or the timing of those payments. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our reserves, results of operations and financial condition. The risk that our claims experience may differ significantly from our pricing and valuation assumptions exists.

   Policyholder Account Balances

   The liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date for investment-type and universal life insurance contracts. We are also required to establish additional benefit reserves for guarantees or product features in addition to the contract value where the additional benefit reserves are calculated by applying a benefit ratio to accumulated contractholder assessments, and then deducting accumulated paid claims. The benefit ratio is equal to the ratio of benefits to assessments, accumulated with interest and considering both past and anticipated future experience.

   Investment-type contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

   (p) Liability for Policy and Contract Claims

   The liability for policy and contract claims, or claim reserves, represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of: (a) claims that have been reported to the insurer;
(b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated; and
(c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

   Our liability for policy and contract claims is reviewed regularly, with changes in our estimates of future claims recorded through net income (loss). Estimates and actuarial assumptions used for establishing the liability

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

for policy and contract claims involve the exercise of significant judgment, and changes in assumptions or deviations of actual experience from assumptions can have material impacts on our liability for policy and contract claims and net income (loss). Because these assumptions relate to factors that are not known in advance, change over time, are difficult to accurately predict and are inherently uncertain, we cannot determine with precision the ultimate amounts we will pay for actual claims or the timing of those payments. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our reserves, results of operations and financial condition.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed periodically and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

   (q) Unearned Premiums

   For single premium insurance contracts, we recognize premiums over the policy life in accordance with the expected pattern of risk emergence. We recognize a portion of the revenue in premiums earned in the current period, while the remaining portion is deferred as unearned premiums and earned over time in accordance with the expected pattern of risk emergence. If single premium policies are cancelled and the premium is non-refundable, then the remaining unearned premium related to each cancelled policy is recognized to earned premiums upon notification of the cancellation. Expected pattern of risk emergence on which we base premium recognition is inherently judgmental and is based on actuarial analysis of historical experience.

   (r) Income Taxes

   We determine deferred tax assets and/or liabilities by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled if there is no change in law. The effect on deferred taxes of a change in tax rates is recognized in income (loss) in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on our assessment of the realizability of such amounts.

   Our companies have elected to file a single U.S. consolidated income tax return (the "life/non-life consolidated return"). All companies domesticated in the United States and our former Bermuda and Guernsey subsidiaries, which have elected to be taxed as U.S. domestic companies, are included in the life/non-life consolidated return as allowed by the tax law and regulations. We have a tax sharing agreement (the "life/non-life tax sharing agreement") in place and all intercompany balances related to this agreement are settled at least annually.

   Additionally, we entered into tax sharing agreements with certain of our subsidiaries, whereby we are required to provide certain amounts of capital or a letter of credit to those subsidiaries upon the event that we or Genworth Holdings, Inc. ("Genworth Holdings"), our indirect parent company, is downgraded below certain ratings levels by Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's"). We secured a irrevocable letter of credit from the Federal Home Loan Bank ("FHLB") of Atlanta for $28.2 million to meet our obligations under these provisions. The letter of credit automatically renews annually through May 2019, unless notice of termination is provided by the issuer of the letter of credit at least 60 days prior to the then applicable expiration date.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (s) Variable Interest Entities

   We are involved in certain entities that are considered VIEs as defined under U.S. GAAP, and, accordingly, we evaluate the VIE to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impacts the VIE's economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and how those results are absorbed by beneficial interest holders, as well as which party has the power to direct activities that most significantly impact the performance of the VIEs.

   Our primary involvement related to VIEs includes securitization transactions.

   For certain securitization transactions, we were the transferor of certain assets that were sold to a newly created VIE but did not retain any beneficial interest in the VIE other than acting as the servicer of the underlying assets.

   See note 15 for additional information related to this consolidated entity.

   (t) Accounting Changes

   Technical Corrections and Improvements

   On December 31, 2016, we adopted new guidance related to technical corrections and improvements. The Financial Accounting Standards Board ("the FASB") issued this new guidance to remove inconsistencies as well as make technical clarifications and minor improvements intended to make it easier to understand and implement certain accounting guidance. Impacts of the new guidance for us includes: promoting consistent use of the terms "participating insurance" and "reinsurance recoverable," removing the term "debt" from the master glossary; adding a reference to use when accounting for internal-use software licensed from third parties; clarifying that loans issued under the Federal Housing Administration and the Veterans Administration do not have to be fully insured by those programs to recognize profit using the full-accrual method; clarifying the difference between a "valuation approach" and a "valuation technique" when applying fair value guidance and require disclosure when there has been a change in either a valuation approach, a valuation technique, or both; clarifying that for an amount of an obligation under an arrangement to be considered fixed at the reporting date, the amount that must be fixed is not the amount that is the organization's portion of the obligation, but, rather, is the obligation in its entirety; and adding guidance on the accounting for the sale of servicing rights when the transferor retains loans. Most of the amendments are effective immediately or, in some cases for us, on January 1, 2017, using a prospective method. Accordingly, we did not have and do not expect any significant impact from this guidance on our consolidated financial statements.

   Consolidation

   On January 1, 2016, we adopted new accounting guidance related to consolidation. The new guidance primarily impacts limited partnerships and similar legal entities, evaluation of fees paid to a decision maker as a variable interest, the effect of fee arrangements and related parties on the primary beneficiary determination and certain investment funds. The adoption of this new guidance did not have a material impact on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Debt Issuance Costs

   On December 31, 2015, we early adopted new accounting guidance related to the presentation of debt issuance costs. The new guidance requires that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability. This guidance was applied on a retrospective basis. Upon adoption, in our consolidated balance sheet as of December 31, 2014, we recorded a reduction in other assets and total assets of $16.5 million, with a related reduction in non-recourse funding obligations of $16.5 million and a reduction in total liabilities of $16.5 million. See note 10 for more information related to our non-recourse funding agreements.

   Financial Assets And Liabilities Of A Collateralized Financing Entity

   On January 1, 2015, we early adopted new accounting guidance related to measuring the financial assets and financial liabilities of a consolidated collateralized financing entity. The guidance addresses the accounting for the measurement difference between the fair value of financial assets and the fair value of financial liabilities of a collateralized financing entity. The new guidance provides an alternative whereby a reporting entity could measure the financial assets and financial liabilities of the collateralized financing entity in its consolidated financial statements using the more observable of the fair values. There was no impact on our consolidated financial statements.

   Repurchase Financings

   On January 1, 2015, we adopted new accounting guidance related to the accounting for repurchase-to-maturity transactions and repurchase financings. The new guidance changed the accounting for repurchase-to-maturity transactions and repurchase financing such that they were consistent with secured borrowing accounting. In addition, the guidance required new disclosures for all repurchase agreements and securities lending transactions which were effective beginning in the second quarter of 2015. We do not have repurchase-to-maturity transactions or repurchase agreements, but have securities lending transactions that are subject to additional disclosures. This new guidance did not have an impact on our consolidated financial statements but did impact our disclosures.

   Investments In Affordable Housing Projects

   On January 1, 2015, we adopted new accounting guidance related to the accounting for investments in affordable housing projects that qualify for the low-income housing tax credit. The new guidance permits reporting entities to make an accounting policy election to account for investments in qualified affordable housing projects by amortizing the initial cost of the investment in proportion to the tax benefits received and recognize the net investment performance as a component of income tax expense (called the proportional amortization method) if certain conditions are met. The new guidance requires use of the equity method or cost method for investments in qualified affordable housing projects not accounted for using the proportional amortization method. The adoption of this new guidance did not have a material impact on our consolidated financial statements.

   Investment Companies

   On January 1, 2014, we adopted new accounting guidance on the scope, measurement and disclosure requirements for investment companies. The new guidance clarified the characteristics of an investment company, provided comprehensive guidance for assessing whether an entity is an investment company, required

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

investment companies to measure noncontrolling ownership interest in other investment companies at fair value rather than using the equity method of accounting and required additional disclosures. The adoption of this accounting guidance did not have any impact on our consolidated financial statements.

   (u) Accounting Pronouncements Not Yet Adopted

   In November 2016, the FASB issued new accounting guidance related to the classification and presentation of changes in restricted cash. The new guidance requires that changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents be shown in the statement of cash flows and requires additional disclosures related to restricted cash and restricted cash equivalents. We do not expect any significant impacts from this new guidance on our consolidated financial statements or disclosures.

   In August 2016, the FASB issued new guidance related to the statement of cash flows classification of certain cash payments and cash receipts. The guidance will reduce diversity in practice related to eight specific cash flow issues. The new guidance is effective for us on January 1, 2018, with early adoption permitted. We do not expect any significant impacts from this guidance on our consolidated financial statements.

   In June 2016, the FASB issued new guidance related to accounting for credit losses on financial instruments. The guidance requires that entities recognize an allowance equal to its estimate of lifetime expected credit losses and applies to most debt instruments not measured at fair value, which would primarily include our commercial mortgage loans and reinsurance receivables. The new guidance retains most of the existing impairment guidance for available-for-sale debt securities but amends the presentation of credit losses to be presented as an allowance as opposed to a write-down and permits the reversal of credit losses when reassessing changes in the credit losses each reporting period. The new guidance is effective for us on January 1, 2020, with early adoption permitted beginning January 1, 2019. Upon adoption, a cumulative effect adjustment in retained earnings as of the beginning of the year of adoption will be recorded. We plan to start a process in 2017 to determine the impact from this guidance on our consolidated financial statements.

   In March 2016, the FASB issued new accounting guidance related to transition to the equity method of accounting. The guidance eliminates the retrospective application of the equity method of accounting when obtaining significant influence over a previously held investment. The guidance requires that an entity that has an available-for-sale equity security that becomes qualified for the equity method of accounting recognize through earnings the unrealized holding gain or loss in accumulated other comprehensive income at the date the investment becomes qualified for use of the equity method. The guidance is effective for us on January 1, 2017. We do not expect any significant impact from this guidance on our consolidated financial statements.

   In March 2016, the FASB issued new accounting guidance related to the assessment of contingent put and call options in debt instruments. The guidance clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. An entity performing the assessment under the amendments in this update is required to assess the embedded call
(put) options solely in accordance with the four-step decision sequence. The guidance is effective for us on January 1, 2017. This guidance is consistent with our previous accounting practices and, accordingly, we do not expect any impact on our consolidated financial statements.

   In March 2016, the FASB issued new accounting guidance related to the effect of derivative contract novations on existing hedge accounting relationships. The guidance clarifies that a change in the counterparty to a derivative instrument that has been designated as the hedging instrument does not, in and of itself, require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met. The guidance is

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

effective for us on January 1, 2017. This guidance is consistent with our accounting for derivative contract novations and, accordingly, we do not expect any impact on our consolidated financial statements.

   In February 2016, the FASB issued new accounting guidance related to the accounting for leases. The new guidance generally requires lessees to recognize both a right-to-use asset and a corresponding liability on the balance sheet. The guidance is effective for us on January 1, 2019, with early adoption permitted. While we are still evaluating the full impact, at this time we do not expect any significant impact from this guidance on our consolidated financial statements.

   In January 2016, the FASB issued new accounting guidance related to the recognition and measurement of financial assets and financial liabilities. Changes to the current financial instruments accounting, primarily affects equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. Under the new guidance, equity investments with readily determinable fair value, except those accounted for under the equity method of accounting, will be measured at fair value with changes in fair value recognized in net income (loss). The new guidance also clarifies that the need for a valuation allowance on a deferred tax asset related to available-for-sale securities should be evaluated in combination with other deferred tax assets. This new guidance will be effective for us on January 1, 2018. We are still in process of evaluating the impact the guidance may have on our consolidated financial statements.

   In May 2014, the FASB issued new accounting guidance related to revenue from contracts with customers, effective for us on January 1, 2018. The key principle of the new guidance is that entities should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for such goods or services. The standard permits the use of either the retrospective or modified retrospective (cumulative effect) transition method. Insurance contracts are specifically excluded from this new guidance. The FASB has clarified the scope that all of our insurance and investment contracts are excluded from the scope of this new guidance. As such, while we are still evaluating the full impact, at this time we do not expect any significant impacts from this new guidance on our consolidated financial statements.

(3) Investments

   (a) Net Investment Income

   Sources of net investment income were as follows for the years ended December 31:

  (Amounts in millions)                                 2016    2015    2014
  ---------------------                                ------  ------  ------
  Fixed maturity securities--taxable.................. $556.1  $572.7  $560.4
  Fixed maturity securities--non-taxable..............    2.5     2.8     2.7
  Commercial mortgage loans...........................   86.4    89.5    91.7
  Equity securities...................................    3.0     2.8     2.2
  Other invested assets...............................   20.2    24.1    24.6
  Policy loans........................................   32.2    31.8    31.1
  Cash, cash equivalents and short-term investments...    2.3     1.0     0.2
                                                       ------  ------  ------
     Gross investment income before expenses and fees.  702.7   724.7   712.9
  Expenses and fees...................................  (16.2)  (18.3)  (18.3)
                                                       ------  ------  ------
     Net investment income............................ $686.5  $706.4  $694.6
                                                       ======  ======  ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (b) Net Investment Gains (Losses)

   The following table sets forth net investment gains (losses) for the years ended December 31:

(Amounts in millions)                                                             2016    2015    2014
---------------------                                                            ------  ------  ------
Available-for-sale securities:
   Realized gains............................................................... $ 28.8  $ 41.4  $ 35.3
   Realized losses..............................................................  (26.0)  (20.4)   (9.3)
                                                                                 ------  ------  ------
   Net realized gains (losses) on available-for-sale securities.................    2.8    21.0    26.0
                                                                                 ------  ------  ------
Impairments:
   Total other-than-temporary impairments.......................................   (2.8)  (10.7)   (3.1)
   Portion of other-than-temporary impairments included in other comprehensive
     income (loss)..............................................................   (0.3)     --    (0.5)
                                                                                 ------  ------  ------
   Net other-than-temporary impairments.........................................   (3.1)  (10.7)   (3.6)
                                                                                 ------  ------  ------
Derivative instruments/(1)/.....................................................   16.8   (79.3)  (93.6)
Commercial mortgage loans.......................................................    0.7     1.7     3.2
Trading securities..............................................................    9.7    (8.1)   39.8
Other...........................................................................     --     0.6     0.1
                                                                                 ------  ------  ------
   Net investment gains (losses)................................................ $ 26.9  $(74.8) $(28.1)
                                                                                 ======  ======  ======

--------
/(1)/See note 4 for additional information on the impact of derivative instruments included in net investment gains (losses).

   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which we determined that we have the intent to sell the securities or it is more likely than not that we will be required to sell the securities prior to recovery. The aggregate fair value of securities sold at a loss during the years ended December 31, 2016, 2015 and 2014 was $492.2 million, $969.8 million and
$210.5 million, respectively, which was approximately 94.7%, 98.7% and 96.0%, respectively, of book value.

   The following represents the activity for credit losses recognized in net loss on debt securities where an other-than-temporary impairment was identified and a portion of other-than-temporary impairments was included in OCI as of and for the years ended December 31:

(Amounts in millions)                                                            2016   2015   2014
---------------------                                                           -----  -----  -----
Beginning balance.............................................................. $10.8  $19.2  $22.4
Additions:
   Other-than-temporary impairments not previously recognized..................   0.5     --    0.7
   Increases related to other-than-temporary impairments previously recognized.    --     --    0.4
Reductions:
   Securities sold, paid down or disposed......................................  (3.5)  (8.4)  (4.3)
                                                                                -----  -----  -----
Ending balance................................................................. $ 7.8  $10.8  $19.2
                                                                                =====  =====  =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (c) Unrealized Investment Gains and Losses

   Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income
(loss) were as follows as of December 31:

(Amounts in millions)                                       2016     2015     2014
---------------------                                     -------  -------  --------
Net unrealized gains (losses) on investment securities:
   Fixed maturity securities............................. $ 648.7  $ 496.9  $  996.3
   Equity securities.....................................     1.4      2.9       0.3
   Investment in unconsolidated subsidiary...............    78.2     60.6     106.1
                                                          -------  -------  --------
       Subtotal..........................................   728.3    560.4   1,102.7
Adjustments to DAC, PVFP and benefit reserves............  (396.6)  (319.2)   (541.2)
Income taxes, net........................................   (89.6)   (63.5)   (160.9)
                                                          -------  -------  --------
Net unrealized investment gains (losses)................. $ 242.1  $ 177.7  $  400.6
                                                          =======  =======  ========

   The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows as of and for the years ended December 31:

(Amounts in millions)                                                                    2016     2015     2014
---------------------                                                                   ------  -------  -------
Beginning balance...................................................................... $177.7  $ 400.6  $ 154.4
Unrealized gains (losses) arising during the period:
   Unrealized gains (losses) on investment securities..................................  167.6   (532.0)   675.7
   Adjustment to DAC...................................................................  (40.9)    92.7   (133.0)
   Adjustment to PVFP..................................................................   (5.0)    78.6    (69.9)
   Adjustment to sales inducements.....................................................   (3.5)     3.3     (2.2)
   Adjustment to benefit reserves......................................................  (28.0)    47.4   (100.5)
   Provision for income taxes..........................................................  (26.0)    93.8   (109.3)
                                                                                        ------  -------  -------
       Change in unrealized gains (losses) on investment securities....................   64.2   (216.2)   260.8
Reclassification adjustments to net investment (gains) losses, net of taxes of $(0.1),
  $3.6 and $7.8........................................................................    0.2     (6.7)   (14.6)
                                                                                        ------  -------  -------
Ending balance......................................................................... $242.1  $ 177.7  $ 400.6
                                                                                        ======  =======  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (d) Fixed Maturity and Equity Securities

   As of December 31, 2016, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                              Gross unrealized gains      Gross unrealized losses
                                                            --------------------------- --------------------------
                                                  Amortized Not other-than- Other-than- Not other-than- Other-than-
                                                   cost or    temporarily   temporarily   temporarily   temporarily   Fair
(Amounts in millions)                               cost       impaired      impaired      impaired      impaired     value
---------------------                             --------- --------------- ----------- --------------- ----------- ---------
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored enterprises............ $   877.5     $ 87.4         $ --         $ (10.2)       $  --    $   954.7
    State and political subdivisions.............     580.7       49.2           --            (5.9)          --        624.0
    Non-U.S. government..........................     148.1       21.0           --            (0.1)          --        169.0
    U.S. corporate:
       Utilities.................................     989.9       91.9           --           (14.2)          --      1,067.6
       Energy....................................     591.9       31.8           --            (8.8)          --        614.9
       Finance and insurance.....................   1,103.5       74.4           --           (10.9)          --      1,167.0
       Consumer--non-cyclical....................     818.6       74.1           --            (6.8)          --        885.9
       Technology and communications.............     502.5       34.6           --            (8.6)          --        528.5
       Industrial................................     239.3       11.2           --            (4.8)          --        245.7
       Capital goods.............................     487.1       50.9           --            (3.2)          --        534.8
       Consumer--cyclical........................     323.9       19.2           --            (3.8)          --        339.3
       Transportation............................     309.4       19.9           --            (7.7)          --        321.6
       Other.....................................     154.8        8.4           --            (0.1)          --        163.1
                                                  ---------     ------         ----         -------        -----    ---------
       Total U.S. corporate......................   5,520.9      416.4           --           (68.9)          --      5,868.4
                                                  ---------     ------         ----         -------        -----    ---------
    Non-U.S. corporate:
       Utilities.................................     122.1        3.6           --            (2.4)          --        123.3
       Energy....................................     231.6       19.2           --            (4.1)          --        246.7
       Finance and insurance.....................     375.9       25.3           --            (1.7)          --        399.5
       Consumer--non-cyclical....................     132.2        3.4           --            (2.0)          --        133.6
       Technology and communications.............     180.8        9.8           --            (1.7)          --        188.9
       Industrial................................     184.4        7.8           --            (2.4)          --        189.8
       Capital goods.............................     114.5        4.9           --            (1.1)          --        118.3
       Consumer--cyclical........................      44.5        1.4           --            (0.6)          --         45.3
       Transportation............................     135.2       11.6           --            (2.3)          --        144.5
       Other.....................................     345.8       16.9           --            (3.6)          --        359.1
                                                  ---------     ------         ----         -------        -----    ---------
       Total non-U.S. corporate..................   1,867.0      103.9           --           (21.9)          --      1,949.0
                                                  ---------     ------         ----         -------        -----    ---------
    Residential mortgage-backed..................   1,183.7       86.9          1.1            (4.3)        (0.1)     1,267.3
    Commercial mortgage-backed...................     814.6       21.8          1.2           (12.4)          --        825.2
    Other asset-backed...........................     768.5        2.8           --           (19.2)          --        752.1
                                                  ---------     ------         ----         -------        -----    ---------
       Total fixed maturity securities...........  11,761.0      789.4          2.3          (142.9)        (0.1)    12,409.7
Equity securities................................      51.9        2.6           --            (1.2)          --         53.3
                                                  ---------     ------         ----         -------        -----    ---------
       Total available-for- sale securities...... $11,812.9     $792.0         $2.3         $(144.1)       $(0.1)   $12,463.0
                                                  =========     ======         ====         =======        =====    =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   As of December 31, 2015, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                              Gross unrealized gains      Gross unrealized losses
                                                            --------------------------- --------------------------
                                                  Amortized Not other-than- Other-than- Not other-than- Other-than-
                                                   cost or    temporarily   temporarily   temporarily   temporarily   Fair
(Amounts in millions)                               cost       impaired      impaired      impaired      impaired     value
---------------------                             --------- --------------- ----------- --------------- ----------- ---------
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored enterprises............ $   845.0     $117.6         $ --         $  (1.2)       $  --    $   961.4
    State and political subdivisions.............     567.0       49.4           --            (3.9)          --        612.5
    Non-U.S. government..........................     154.3       18.8           --            (0.9)          --        172.2
    U.S. corporate:
       Utilities.................................     738.4       72.0           --            (5.4)          --        805.0
       Energy....................................     703.8       22.9           --           (65.1)          --        661.6
       Finance and insurance.....................   1,067.6       75.0          0.4            (9.9)          --      1,133.1
       Consumer--non-cyclical....................     743.3       61.1           --            (8.1)          --        796.3
       Technology and communications.............     455.2       27.4           --           (11.4)          --        471.2
       Industrial................................     263.9        5.4           --           (13.7)          --        255.6
       Capital goods.............................     375.1       36.7           --            (2.8)          --        409.0
       Consumer--cyclical........................     424.4       19.5           --            (7.8)          --        436.1
       Transportation............................     276.3       17.5           --            (4.7)          --        289.1
       Other.....................................     159.6        9.4           --            (2.6)          --        166.4
                                                  ---------     ------         ----         -------        -----    ---------
       Total U.S. corporate......................   5,207.6      346.9          0.4          (131.5)          --      5,423.4
                                                  ---------     ------         ----         -------        -----    ---------
    Non-U.S. corporate:
       Utilities.................................     127.4        3.5           --            (3.2)          --        127.7
       Energy....................................     307.6       11.0           --           (21.6)          --        297.0
       Finance and insurance.....................     400.4       27.0          0.5            (2.2)          --        425.7
       Consumer--non-cyclical....................     160.4        6.3           --            (5.6)          --        161.1
       Technology and communications.............     219.5        7.6           --            (5.0)          --        222.1
       Industrial................................     256.6        4.9           --           (20.5)          --        241.0
       Capital goods.............................     127.2        3.8           --            (3.3)          --        127.7
       Consumer--cyclical........................      57.6        0.4           --            (1.4)          --         56.6
       Transportation............................     128.1       10.5           --            (1.4)          --        137.2
       Other.....................................     200.9        9.3           --            (7.7)          --        202.5
                                                  ---------     ------         ----         -------        -----    ---------
       Total non-U.S. corporate..................   1,985.7       84.3          0.5           (71.9)          --      1,998.6
                                                  ---------     ------         ----         -------        -----    ---------
    Residential mortgage-backed..................   1,470.6      109.2          2.3            (8.1)          --      1,574.0
    Commercial mortgage-backed...................     768.5       16.7          1.2            (8.9)        (0.2)       777.3
    Other asset-backed...........................     932.2        1.7           --           (25.5)          --        908.4
                                                  ---------     ------         ----         -------        -----    ---------
       Total fixed maturity securities...........  11,930.9      744.6          4.4          (251.9)        (0.2)    12,427.8
Equity securities................................      51.9        2.9           --              --           --         54.8
                                                  ---------     ------         ----         -------        -----    ---------
       Total available-for- sale securities...... $11,982.8     $747.5         $4.4         $(251.9)       $(0.2)   $12,482.6
                                                  =========     ======         ====         =======        =====    =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2016:

                                            Less than 12 months            12 months or more                    Total
                                       ------------------------------ ----------------------------  --------------------
                                                  Gross      Number            Gross       Number              Gross
                                        Fair    unrealized     of     Fair   unrealized      of      Fair    unrealized
(Dollar amounts in millions)            value     losses   securities value  losses/(1)/ securities  value   losses/(2)/
----------------------------           -------- ---------- ---------- ------ ----------  ---------- -------- ----------
Description of Securities
Fixed maturity securities:
    U.S. government, agencies
     and government-sponsored
     enterprises...................... $  152.8  $ (10.2)      12     $   --   $   --        --     $  152.8  $ (10.2)
    State and political
     subdivisions.....................    145.5     (5.9)      31         --       --        --        145.5     (5.9)
    Non-U.S. government...............      3.6     (0.1)       3         --       --        --          3.6     (0.1)
    U.S. corporate....................  1,222.0    (53.2)     262      202.1    (15.7)       42      1,424.1    (68.9)
    Non-U.S. corporate................    421.8    (12.1)      82      115.3     (9.8)       28        537.1    (21.9)
    Residential
     mortgage-backed..................    216.2     (3.8)      46       23.8     (0.6)       16        240.0     (4.4)
    Commercial
     mortgage-backed..................    246.6    (11.5)      50        8.1     (0.9)        3        254.7    (12.4)
    Other asset-backed................    163.5     (2.6)      40      112.6    (16.6)       32        276.1    (19.2)
                                       --------  -------      ---     ------   ------       ---     --------  -------
    Subtotal, fixed maturity
     securities.......................  2,572.0    (99.4)     526      461.9    (43.6)      121      3,033.9   (143.0)
Equity securities.....................     19.5     (1.2)       3         --       --        --         19.5     (1.2)
                                       --------  -------      ---     ------   ------       ---     --------  -------
Total for securities in an unrealized
 loss position........................ $2,591.5  $(100.6)     529     $461.9   $(43.6)      121     $3,053.4  $(144.2)
                                       ========  =======      ===     ======   ======       ===     ========  =======
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost......... $2,572.0  $ (99.4)     526     $400.5   $(22.9)      112     $2,972.5  $(122.3)
    20%-50% Below cost................       --       --       --       61.4    (20.7)        9         61.4    (20.7)
                                       --------  -------      ---     ------   ------       ---     --------  -------
    Total fixed maturity
     securities.......................  2,572.0    (99.4)     526      461.9    (43.6)      121      3,033.9   (143.0)
                                       --------  -------      ---     ------   ------       ---     --------  -------
% Below cost--equity securities:
    (less than)20% Below cost.........     19.5     (1.2)       3         --       --        --         19.5     (1.2)
                                       --------  -------      ---     ------   ------       ---     --------  -------
    Total equity securities...........     19.5     (1.2)       3         --       --        --         19.5     (1.2)
                                       --------  -------      ---     ------   ------       ---     --------  -------
Total for securities in an unrealized
 loss position........................ $2,591.5  $(100.6)     529     $461.9   $(43.6)      121     $3,053.4  $(144.2)
                                       ========  =======      ===     ======   ======       ===     ========  =======
Investment grade...................... $2,556.0  $ (99.6)     517     $358.7   $(36.6)       91     $2,914.7  $(136.2)
Below investment grade/(3)/...........     35.5     (1.0)      12      103.2     (7.0)       30        138.7     (8.0)
                                       --------  -------      ---     ------   ------       ---     --------  -------
Total for securities in an unrealized
 loss position........................ $2,591.5  $(100.6)     529     $461.9   $(43.6)      121     $3,053.4  $(144.2)
                                       ========  =======      ===     ======   ======       ===     ========  =======

                                       ----------
                                         Number
                                           of
(Dollar amounts in millions)           securities
----------------------------           ----------
Description of Securities
Fixed maturity securities:
    U.S. government, agencies
     and government-sponsored
     enterprises......................     12
    State and political
     subdivisions.....................     31
    Non-U.S. government...............      3
    U.S. corporate....................    304
    Non-U.S. corporate................    110
    Residential
     mortgage-backed..................     62
    Commercial
     mortgage-backed..................     53
    Other asset-backed................     72
                                          ---
    Subtotal, fixed maturity
     securities.......................    647
Equity securities.....................      3
                                          ---
Total for securities in an unrealized
 loss position........................    650
                                          ===
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost.........    638
    20%-50% Below cost................      9
                                          ---
    Total fixed maturity
     securities.......................    647
                                          ---
% Below cost--equity securities:
    (less than)20% Below cost.........      3
                                          ---
    Total equity securities...........      3
                                          ---
Total for securities in an unrealized
 loss position........................    650
                                          ===
Investment grade......................    608
Below investment grade/(3)/...........     42
                                          ---
Total for securities in an unrealized
 loss position........................    650
                                          ===

--------
/(1)/Amounts included $0.1 million of unrealized losses on
     other-than-temporarily impaired securities.
/(2)/Amounts included $0.1 million of unrealized losses on
     other-than-temporarily impaired securities.
/(3)/Amounts that have been in a continuous loss position for less than 12 months included $0.1 million of unrealized losses on other-than-temporarily impaired securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gross unrealized losses and fair values of our corporate securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, based on industry, as of December 31, 2016:

                                        Less than 12 months            12 months or more                   Total
                                   ------------------------------ ---------------------------- ------------------------------
                                              Gross      Number            Gross      Number              Gross      Number
                                    Fair    unrealized     of     Fair   unrealized     of      Fair    unrealized     of
(Dollar amounts in millions)        value     losses   securities value    losses   securities  value     losses   securities
----------------------------       -------- ---------- ---------- ------ ---------- ---------- -------- ---------- ----------
Description of Securities
U.S. corporate:
    Utilities..................... $  260.5   $(14.1)      54     $  7.2   $ (0.1)       3     $  267.7   $(14.2)      57
    Energy........................     52.0     (1.4)      14      103.1     (7.4)      18        155.1     (8.8)      32
    Finance and insurance.........    306.7     (8.5)      57       16.6     (2.4)       2        323.3    (10.9)      59
    Consumer--non-cyclical........    154.9     (6.8)      41         --       --       --        154.9     (6.8)      41
    Technology and
     communications...............     96.0     (4.8)      25       40.2     (3.8)      10        136.2     (8.6)      35
    Industrial....................     59.3     (3.0)      15       25.2     (1.8)       5         84.5     (4.8)      20
    Capital goods.................     77.0     (3.2)      22         --       --       --         77.0     (3.2)      22
    Consumer--cyclical............     83.6     (3.7)      19        8.2     (0.1)       3         91.8     (3.8)      22
    Transportation................    116.7     (7.6)      14        1.6     (0.1)       1        118.3     (7.7)      15
    Other.........................     15.3     (0.1)       1         --       --       --         15.3     (0.1)       1
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
    Subtotal, U.S. corporate
     securities...................  1,222.0    (53.2)     262      202.1    (15.7)      42      1,424.1    (68.9)     304
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
Non-U.S. corporate:
    Utilities.....................     50.9     (1.8)       7        6.9     (0.6)       1         57.8     (2.4)       8
    Energy........................     22.8     (0.5)       6       26.7     (3.6)       6         49.5     (4.1)      12
    Finance and insurance.........     80.0     (1.4)      21       10.6     (0.3)       5         90.6     (1.7)      26
    Consumer--non-cyclical........     65.3     (2.0)      10         --       --       --         65.3     (2.0)      10
    Technology and
     communications...............     33.4     (1.6)       9        4.9     (0.1)       1         38.3     (1.7)      10
    Industrial....................     33.8     (1.0)       6       26.5     (1.4)       7         60.3     (2.4)      13
    Capital goods.................     10.1     (0.1)       2       14.0     (1.0)       1         24.1     (1.1)       3
    Consumer--cyclical............     16.6     (0.6)       2         --       --       --         16.6     (0.6)       2
    Transportation................     36.8     (1.6)       6       13.0     (0.7)       2         49.8     (2.3)       8
    Other.........................     72.1     (1.5)      13       12.7     (2.1)       5         84.8     (3.6)      18
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
    Subtotal, non-U.S.
     corporate securities.........    421.8    (12.1)      82      115.3     (9.8)      28        537.1    (21.9)     110
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
Total for corporate securities in
 an unrealized loss position...... $1,643.8   $(65.3)     344     $317.4   $(25.5)      70     $1,961.2   $(90.8)     414
                                   ========   ======      ===     ======   ======       ==     ========   ======      ===

   As indicated in the tables above, the majority of the securities in a continuous unrealized loss position for less than 12 months were investment grade and less than 20% below cost. These unrealized losses were primarily attributable to the increase in interest rates, mostly concentrated in our corporate securities. For securities that have been in a continuous unrealized loss for less than 12 months, the average fair value percentage below cost was approximately 3.7% as of December 31, 2016.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Fixed Maturity Securities In A Continuous Unrealized Loss Position For 12 Months Or More

   Of the $22.9 million of unrealized losses on fixed maturity securities in a continuous unrealized loss for 12 months or more that were less than 20% below cost, the weighted-average rating was "BBB-" and approximately 69.8% of the unrealized losses were related to investment grade securities as of December 31, 2016. These unrealized losses were predominantly attributable to corporate securities including fixed rate securities purchased in a lower rate environment and variable rate securities purchased in a higher rate and lower spread environment. The average fair value percentage below cost for these securities was approximately 5.4% as of December 31, 2016. See below for additional discussion related to fixed maturity securities that have been in a continuous loss position for 12 months or more with a fair value that was more than 20% below cost.

   The following tables present the concentration of gross unrealized losses and fair values of fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by asset class as of December 31, 2016:

                                                             Investment Grade
                               -----------------------------------------------------------------------------
                                             20% to 50%                          Greater than 50%
                               -------------------------------------- --------------------------------------
                                                % of total                             % of total
                                       Gross      gross                       Gross      gross
                               Fair  unrealized unrealized Number of  Fair  unrealized unrealized Number of
(Dollar amounts in millions)   value   losses     losses   securities value   losses     losses   securities
----------------------------   ----- ---------- ---------- ---------- ----- ---------- ---------- ----------
Fixed maturity securities:
   U.S. corporate:
       Energy................. $ 7.7   $ (2.3)      1.6%       1       $--     $--         --%        --
       Finance and
         insurance............   7.7     (2.3)      1.6        1        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
       Total U.S.
         corporate............  15.4     (4.6)      3.2        2        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
   Non-U.S. corporate:
       Energy.................   1.7     (0.5)      0.3        1        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
       Total non-U.S.
         corporate............   1.7     (0.5)      0.3        1        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
   Structured securities:
       Other asset-backed.....  44.0    (15.5)     10.7        4        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
       Total structured
         securities...........  44.0    (15.5)     10.7        4        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
Total......................... $61.1   $(20.6)     14.2%       7       $--     $--         --%        --
                               =====   ======      ====        =       ===     ===         ==         ==

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                                         Below Investment Grade
                              -----------------------------------------------------------------------------
                                            20% to 50%                          Greater than 50%
                              -------------------------------------- --------------------------------------
                                               % of total                             % of total
                                      Gross      gross                       Gross      gross
                              Fair  unrealized unrealized Number of  Fair  unrealized unrealized Number of
(Dollar amounts in millions)  value   losses     losses   securities value   losses     losses   securities
----------------------------  ----- ---------- ---------- ---------- ----- ---------- ---------- ----------
Fixed maturity securities:
   Structured securities:
       Residential
         mortgage-backed..... $0.3    $(0.1)      0.1%        2       $--     $--         --%        --
                              ----    -----       ---         -       ---     ---         --         --
Total........................ $0.3    $(0.1)      0.1%        2       $--     $--         --%        --
                              ====    =====       ===         =       ===     ===         ==         ==

   For all securities in an unrealized loss position, we expect to recover the amortized cost based on our estimate of cash flows to be collected. We do not intend to sell and it is not more likely than not that we will be required to sell these securities prior to recovering our amortized cost. See the following for further discussion of gross unrealized losses by asset class.

   U.S. corporate

   As indicated above, $4.6 million of gross unrealized losses were related to U.S. corporate fixed maturity securities that have been in an unrealized loss position for more than 12 months and were more than 20% below cost. Of the total unrealized losses for U.S. corporate fixed maturity securities, $2.3 million, or 50%, related to the energy sector and $2.3 million, or 50%, related to the finance and insurance sector. Ongoing low oil prices have impacted the fair value of these securities.

   We expect that our investments in non-U.S. corporate securities will continue to perform in accordance with our expectations about the amount and timing of estimated cash flows. Although we do not anticipate such events, it is reasonably possible that issuers of our investments in U.S. corporate securities may perform worse than current expectations. Such events may lead us to recognize write-downs within our portfolio of U.S. corporate securities in the future.

   Structured Securities

   Of the $15.6 million of unrealized losses related to structured securities that have been in an unrealized loss position for 12 months or more and were more than 20% below cost, $0.1 million related to other-than-temporarily impaired securities where the unrealized losses represented the portion of the other-than-temporary impairment recognized in OCI. The extent and duration of the unrealized loss position on our structured securities was primarily due to credit spreads that have widened since acquisition. Additionally, the fair value of certain structured securities has been impacted from high risk premiums being incorporated into the valuation as a result of the amount of potential losses that may be absorbed by the security in the event of additional deterioration in the U.S. economy.

   While we considered the length of time each security had been in an unrealized loss position, the extent of the unrealized loss position and any significant declines in fair value subsequent to the balance sheet date in our evaluation of impairment for each of these individual securities, the primary factor in our evaluation of impairment is the expected performance for each of these securities. Our evaluation of expected performance is based on the historical performance of the associated securitization trust as well as the historical performance of

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

the underlying collateral. Our examination of the historical performance of the securitization trust included consideration of the following factors for each class of securities issued by the trust: i) the payment history, including failure to make scheduled payments; ii) current payment status; iii) current and historical outstanding balances; iv) current levels of subordination and losses incurred to date; and v) characteristics of the underlying collateral. Our examination of the historical performance of the underlying collateral included: i) historical default rates, delinquency rates, voluntary and involuntary prepayments and severity of losses, including recent trends in this information; ii) current payment status; iii) loan to collateral value ratios, as applicable; iv) vintage; and v) other underlying characteristics such as current financial condition.

   We used our assessment of the historical performance of both the securitization trust and the underlying collateral for each security, along with third-party sources, when available, to develop our best estimate of cash flows expected to be collected. These estimates reflect projections for future delinquencies, prepayments, defaults and losses for the assets that collateralize the securitization trust and are used to determine the expected cash flows for our security, based on the payment structure of the trust. Our projection of expected cash flows is primarily based on the expected performance of the underlying assets that collateralize the securitization trust and is not directly impacted by the rating of our security. While we consider the rating of the security as an indicator of the financial condition of the issuer, this factor does not have a significant impact on our expected cash flows for each security. In limited circumstances, our expected cash flows include expected payments from reliable financial guarantors where we believe the financial guarantor will have sufficient assets to pay claims under the financial guarantee when the cash flows from the securitization trust are not sufficient to make scheduled payments. We then discount the expected cash flows using the effective yield of each security to determine the present value of expected cash flows.

   Based on this evaluation, the present value of expected cash flows was greater than or equal to the amortized cost for each security. Accordingly, we determined that the unrealized losses on each of our structured securities represented temporary impairments as of December 31, 2016.

   Despite the considerable analysis and rigor employed on our structured securities, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on our holdings of structured securities and future write-downs within our portfolio of structured securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2015:

                                         Less than 12 months             12 months or more                   Total
                                    ------------------------------  ---------------------------- ------------------------------
                                               Gross                         Gross                          Gross
                                     Fair    unrealized  Number of  Fair   unrealized Number of   Fair    unrealized  Number of
(Dollar amounts in millions)         value   losses/(1)/ securities value    losses   securities  value   losses/(2)/ securities
----------------------------        -------- ----------  ---------- ------ ---------- ---------- -------- ----------  ----------
Description of Securities
Fixed maturity securities:
    U.S. government,
     agencies and
     government-sponsored
     enterprises................... $   78.6  $  (1.2)       16     $   --   $   --       --     $   78.6  $  (1.2)       16
    State and political
     subdivisions..................    125.4     (3.9)       31         --       --       --        125.4     (3.9)       31
    Non-U.S. government............     20.7     (0.9)        9         --       --       --         20.7     (0.9)        9
    U.S. corporate.................  1,542.9   (109.9)      367      154.1    (21.6)      50      1,697.0   (131.5)      417
    Non-U.S. corporate.............    732.8    (39.0)      145      149.1    (32.9)      35        881.9    (71.9)      180
    Residential mortgage-
     backed........................    296.6     (4.2)       45       60.3     (3.9)      20        356.9     (8.1)       65
    Commercial mortgage-
     backed........................    287.2     (8.5)       49       14.7     (0.6)      10        301.9     (9.1)       59
    Other asset-backed.............    549.5     (6.3)      140      111.5    (19.2)      28        661.0    (25.5)      168
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
    Subtotal, fixed maturity
     securities....................  3,633.7   (173.9)      802      489.7    (78.2)     143      4,123.4   (252.1)      945
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
Total for securities in an
 unrealized loss position.......... $3,633.7  $(173.9)      802     $489.7   $(78.2)     143     $4,123.4  $(252.1)      945
                                    ========  =======       ===     ======   ======      ===     ========  =======       ===
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost...... $3,519.8  $(134.9)      774     $360.7   $(23.3)     108     $3,880.5   (158.2)      882
    20%-50% Below cost.............    113.9    (39.0)       28      124.4    (49.3)      33        238.3    (88.3)       61
    (greater than)50% Below cost...       --       --        --        4.6     (5.6)       2          4.6     (5.6)        2
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
    Total fixed maturity
     securities....................  3,633.7   (173.9)      802      489.7    (78.2)     143      4,123.4   (252.1)      945
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
% Below cost--equity
 securities:
    (less than)20% Below cost......       --       --        --         --       --       --           --       --        --
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
    Total equity securities........       --       --        --         --       --       --           --       --        --
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
Total for securities in an
 unrealized loss position.......... $3,633.7  $(173.9)      802     $489.7   $(78.2)     143     $4,123.4  $(252.1)      945
                                    ========  =======       ===     ======   ======      ===     ========  =======       ===
Investment grade................... $3,421.2  $(154.2)      743     $387.5   $(49.5)     107     $3,808.7   (203.7)      850
Below investment grade/(3)/........    212.5    (19.7)       59      102.2    (28.7)      36        314.7    (48.4)       95
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
Total for securities in an
 unrealized loss position.......... $3,633.7  $(173.9)      802     $489.7   $(78.2)     143     $4,123.4  $(252.1)      945
                                    ========  =======       ===     ======   ======      ===     ========  =======       ===

--------
/(1)/Amounts included $0.2 million of unrealized losses on
     other-than-temporarily impaired securities.
/(2)/Amounts included $0.2 million of unrealized losses on
     other-than-temporarily impaired securities.
/(3)/Amounts that have been in a continuous loss position for less than 12 months included $0.2 million of unrealized losses on other-than-temporarily impaired securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gross unrealized losses and fair values of our corporate securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, based on industry, as of December 31, 2015:

                                        Less than 12 months            12 months or more                   Total
                                   ------------------------------ ---------------------------- ------------------------------
                                              Gross      Number            Gross      Number              Gross      Number
                                    Fair    unrealized     of     Fair   unrealized     of      Fair    unrealized     of
(Dollar amounts in millions)        value     losses   securities value    losses   securities  value     losses   securities
----------------------------       -------- ---------- ---------- ------ ---------- ---------- -------- ---------- ----------
Description of Securities
U.S. corporate:
    Utilities..................... $  102.9  $  (5.2)      25     $  9.6   $ (0.2)       7     $  112.5  $  (5.4)      32
    Energy........................    345.3    (55.0)      89       37.2    (10.1)      12        382.5    (65.1)     101
    Finance and insurance.........    240.1     (9.5)      48       20.7     (0.4)      10        260.8     (9.9)      58
    Consumer--non-cyclical........    226.0     (7.3)      55       13.3     (0.8)       5        239.3     (8.1)      60
    Technology and
     communications...............    172.9    (10.5)      51        6.7     (0.9)       2        179.6    (11.4)      53
    Industrial....................    149.3     (8.9)      32       24.4     (4.8)       7        173.7    (13.7)      39
    Capital goods.................     78.8     (2.8)      24         --       --       --         78.8     (2.8)      24
    Consumer--cyclical............    123.4     (5.0)      26       24.8     (2.8)       6        148.2     (7.8)      32
    Transportation................     67.9     (3.1)      12       17.4     (1.6)       1         85.3     (4.7)      13
    Other.........................     36.3     (2.6)       5         --       --       --         36.3     (2.6)       5
                                   --------  -------      ---     ------   ------       --     --------  -------      ---
    Subtotal, U.S. corporate
     securities...................  1,542.9   (109.9)     367      154.1    (21.6)      50      1,697.0   (131.5)     417
                                   --------  -------      ---     ------   ------       --     --------  -------      ---
Non-U.S. corporate:
    Utilities.....................     63.5     (3.2)       8         --       --       --         63.5     (3.2)       8
    Energy........................    115.7    (10.5)      26       36.3    (11.1)       9        152.0    (21.6)      35
    Finance and insurance.........    115.5     (1.5)      28        7.3     (0.7)       1        122.8     (2.2)      29
    Consumer--non-cyclical........     72.0     (4.7)      12        9.0     (0.9)       1         81.0     (5.6)      13
    Technology and
     communications...............     84.7     (3.7)      16       16.6     (1.3)       4        101.3     (5.0)      20
    Industrial....................     92.1     (7.8)      22       47.0    (12.7)       9        139.1    (20.5)      31
    Capital goods.................     33.0     (1.9)       5        5.9     (1.4)       3         38.9     (3.3)       8
    Consumer--cyclical............     26.7     (1.4)       4         --       --       --         26.7     (1.4)       4
    Transportation................     40.5     (1.3)       7        2.0     (0.1)       1         42.5     (1.4)       8
    Other.........................     89.1     (3.0)      17       25.0     (4.7)       7        114.1     (7.7)      24
                                   --------  -------      ---     ------   ------       --     --------  -------      ---
    Subtotal, non-U.S.
     corporate securities.........    732.8    (39.0)     145      149.1    (32.9)      35        881.9    (71.9)     180
                                   --------  -------      ---     ------   ------       --     --------  -------      ---
Total for corporate securities in
 an unrealized loss position...... $2,275.7  $(148.9)     512     $303.2   $(54.5)      85     $2,578.9  $(203.4)     597
                                   ========  =======      ===     ======   ======       ==     ========  =======      ===

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The scheduled maturity distribution of fixed maturity securities as of December 31, 2016 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized cost
       (Amounts in millions)                      or cost     Fair value
       ---------------------                   -------------- ----------
       Due one year or less...................   $   299.6    $   303.6
       Due after one year through five years..     1,603.3      1,675.0
       Due after five years through ten years.     2,520.6      2,596.3
       Due after ten years....................     4,570.7      4,990.2
                                                 ---------    ---------
              Subtotal........................     8,994.2      9,565.1
       Residential mortgage-backed............     1,183.7      1,267.3
       Commercial mortgage-backed.............       814.6        825.2
       Other asset-backed.....................       768.5        752.1
                                                 ---------    ---------
              Total...........................   $11,761.0    $12,409.7
                                                 =========    =========

   As of December 31, 2016, $2,258.0 million of our investments (excluding mortgage-backed and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2016, securities issued by finance and insurance, utilities, consumer--non-cyclical and energy industry groups represented approximately 20.0%, 15.2%, 13.0% and 11.0%, respectively, of our domestic and foreign corporate fixed maturity securities portfolio. No other industry group comprised more than 10% of our investment portfolio.

   As of December 31, 2016, we did not hold any fixed maturity securities in any single issuer, other than securities issued or guaranteed by the U.S. government, which exceeded 10% of stockholder's equity.

   As of December 31, 2016 and 2015, $7.8 million of securities were on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

   (e) Commercial Mortgage Loans

   Our mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of payments, amortization and allowance for loan losses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   We diversify our commercial mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of December 31:

                                                                2016                      2015
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Property type:
Retail...............................................    $  588.8       36.2%      $  592.4       35.2%
Industrial...........................................       451.7       27.7          464.1       27.6
Office...............................................       380.5       23.4          402.0       24.0
Apartments...........................................       121.4        7.5          133.2        7.9
Mixed use............................................        58.8        3.6           61.7        3.7
Other................................................        25.7        1.6           26.8        1.6
                                                         --------      -----       --------      -----
   Subtotal..........................................     1,626.9      100.0%       1,680.2      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................        (0.7)                     (0.7)
   Allowance for losses..............................        (3.1)                     (4.2)
                                                         --------                  --------
   Total.............................................    $1,623.1                  $1,675.3
                                                         ========                  ========

                                                                2016                      2015
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Geographic region:
Pacific..............................................    $  438.7       27.0%      $  451.6       26.9%
South Atlantic.......................................       410.8       25.3          454.5       27.0
Middle Atlantic......................................       199.2       12.2          197.2       11.7
West North Central...................................       164.4       10.1          138.0        8.2
East North Central...................................       128.9        7.9          132.4        7.9
Mountain.............................................        96.3        5.9          111.2        6.6
East South Central...................................        75.4        4.6           75.4        4.5
West South Central...................................        61.2        3.8           66.6        4.0
New England..........................................        52.0        3.2           53.3        3.2
                                                         --------      -----       --------      -----
   Subtotal..........................................     1,626.9      100.0%       1,680.2      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................        (0.7)                     (0.7)
   Allowance for losses..............................        (3.1)                     (4.2)
                                                         --------                  --------
   Total.............................................    $1,623.1                  $1,675.3
                                                         ========                  ========

   As of December 31, 2016 and 2015, our total mortgage holdings secured by real estate in California was $280.8 million and $298.6 million, respectively, which was 17.3% and 17.8%, respectively, of our total mortgage holdings.

   As of December 31, 2016, all of our commercial mortgage loans were current. As of December 31, 2015, we had $1.3 million of commercial mortgage loans that were 31 to 60 days past due in the office property type and $1,678.9 million of commercial mortgage loans that were current.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   As of December 31, 2016 and 2015, we had no commercial mortgage loans that were past due for more than 90 days and still accruing interest. We also did not have any commercial mortgage loans that were past due for less than 90 days on non-accrual status as of December 31, 2016 and 2015.

   As of and for the years ended December 31, 2016 and 2015, we modified or extended three and five commercial mortgage loans, respectively, with a total carrying value of $7.4 million and $11.3 million, respectively. All of these modifications or extensions were based on current market interest rates, did not result in any forgiveness in the outstanding principal amount owed by the borrower and were not considered troubled debt restructurings.

   The following table sets forth the allowance for credit losses and recorded investment in commercial mortgage loans as of or for the years ended December 31:

(Amounts in millions)                                    2016      2015      2014
---------------------                                  --------  --------  --------
Allowance for credit losses:
   Beginning balance.................................. $    4.2  $    5.9  $    8.6
   Charge-offs........................................     (0.5)     (2.5)       --
   Recoveries.........................................       --        --        --
   Provision..........................................     (0.6)      0.8      (2.7)
                                                       --------  --------  --------
   Ending balance..................................... $    3.1  $    4.2  $    5.9
                                                       ========  ========  ========
   Ending allowance for individually impaired
     loans............................................ $     --  $     --  $     --
                                                       ========  ========  ========
   Ending allowance for loans not individually
     impaired that were evaluated collectively for
     impairment....................................... $    3.1  $    4.2  $    5.9
                                                       ========  ========  ========
Recorded investment:
   Ending balance..................................... $1,626.9  $1,680.2  $1,659.1
                                                       ========  ========  ========
   Ending balance of individually impaired loans...... $     --  $     --  $     --
                                                       ========  ========  ========
   Ending balance of loans not individually impaired
     that were evaluated collectively for
     impairment....................................... $1,626.9  $1,680.2  $1,659.1
                                                       ========  ========  ========

   As of December 31, 2016 and 2015, we did not have any commercial mortgage loans that were individually impaired.

   In evaluating the credit quality of commercial mortgage loans, we assess the performance of the underlying loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value and debt service coverage ratio to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower. The average loan-to-value ratio is based on our most recent estimate of the fair value for the underlying property which is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A lower loan-to-value indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold. The debt service coverage ratio is

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower's liquidity or access to other resources that may result in our expectation that the borrower will continue to make the future scheduled payments.

   The following tables set forth the loan-to-value of commercial mortgage loans by property type as of December 31:

                                                          2016
                               ----------------------------------------------------------
                                                                        Greater
(Amounts in millions)          0% - 50% 51% - 60% 61% - 75% 76% - 100% than 100%   Total
---------------------          -------- --------- --------- ---------- --------- --------
Property type:
   Retail.....................  $189.6   $151.6    $247.6     $  --       $--    $  588.8
   Industrial.................   189.1    133.9     126.5       2.2        --       451.7
   Office.....................   102.4     50.4     226.4       1.3        --       380.5
   Apartments.................    43.7     25.7      47.1       4.9        --       121.4
   Mixed use..................    24.9     18.8      15.1        --        --        58.8
   Other......................     8.6       --      17.1        --        --        25.7
                                ------   ------    ------     -----       ---    --------
   Total recorded investment..  $558.3   $380.4    $679.8     $ 8.4       $--    $1,626.9
                                ======   ======    ======     =====       ===    ========
% of total....................    34.3%    23.4%     41.8%      0.5%       --%      100.0%
                                ======   ======    ======     =====       ===    ========
Weighted-average debt service
  coverage ratio..............    2.40     1.74      1.63      1.08        --        1.92
                                ======   ======    ======     =====       ===    ========

                                                            2015
                               --------------------------------------------------------------
                                                                          Greater
(Amounts in millions)          0% - 50% 51% - 60% 61% - 75% 76% - 100% than 100%/(1)/   Total
---------------------          -------- --------- --------- ---------- -------------  --------
Property type:
   Retail.....................  $179.9   $122.8    $287.3     $ 1.8        $ 0.6      $  592.4
   Industrial.................   198.5    113.8     148.3       1.2          2.3         464.1
   Office.....................   124.8     77.5     174.6      23.8          1.3         402.0
   Apartments.................    45.8     18.0      53.6      15.8           --         133.2
   Mixed use..................    13.7     22.4      21.9       3.7           --          61.7
   Other......................     9.3       --      17.5        --           --          26.8
                                ------   ------    ------     -----        -----      --------
   Total recorded investment..  $572.0   $354.5    $703.2     $46.3        $ 4.2      $1,680.2
                                ======   ======    ======     =====        =====      ========
% of total....................    34.0%    21.1%     41.9%      2.8%         0.2%        100.0%
                                ======   ======    ======     =====        =====      ========
Weighted-average debt service
  coverage ratio..............    2.18     1.71      1.57      1.26         0.21          1.79
                                ======   ======    ======     =====        =====      ========

--------
/(1)/Included $1.3 million of loans past due and not individually impaired and $2.9 million of loans in good standing, where borrowers continued to make timely payments, with a total weighted-average loan-to-value of 128.0%.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following tables set forth the debt service coverage ratio for fixed rate commercial mortgage loans by property type as of December 31:

                                                                 2016
                                ---------------------------------------------------------------------
                                                                                    Greater
(Amounts in millions)           Less than 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 than 2.00   Total
---------------------           -------------- ----------- ----------- ----------- --------- --------
Property type:
   Retail......................     $ 4.8        $ 56.7      $120.7      $239.4     $167.2   $  588.8
   Industrial..................       3.8          63.1        66.9       166.4      151.5      451.7
   Office......................      22.7          19.9         8.5       219.9      109.5      380.5
   Apartments..................      13.1          12.8         7.4        54.3       33.8      121.4
   Mixed use...................       0.6           3.5         3.2        23.3       28.2       58.8
   Other.......................        --          12.4         5.3         4.6        3.4       25.7
                                    -----        ------      ------      ------     ------   --------
   Total recorded investment...     $45.0        $168.4      $212.0      $707.9     $493.6   $1,626.9
                                    =====        ======      ======      ======     ======   ========
% of total.....................       2.8%         10.4%       13.0%       43.5%      30.3%     100.0%
                                    =====        ======      ======      ======     ======   ========
Weighted-average loan-to-value.      58.8%         59.4%       58.1%       58.8%      44.1%      54.3%
                                    =====        ======      ======      ======     ======   ========

                                                                 2015
                                ---------------------------------------------------------------------
                                                                                    Greater
(Amounts in millions)           Less than 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 than 2.00   Total
---------------------           -------------- ----------- ----------- ----------- --------- --------
Property type:
   Retail......................     $10.5        $ 39.4      $151.8      $268.3     $122.4   $  592.4
   Industrial..................      23.0          82.7        48.2       206.0      104.2      464.1
   Office......................      13.8          31.6        71.4       216.1       69.1      402.0
   Apartments..................       3.6          26.5        30.1        35.3       37.7      133.2
   Mixed use...................       0.8           6.2         4.4        26.5       23.8       61.7
   Other.......................        --          12.0         6.6         0.5        7.7       26.8
                                    -----        ------      ------      ------     ------   --------
   Total recorded investment...     $51.7        $198.4      $312.5      $752.7     $364.9   $1,680.2
                                    =====        ======      ======      ======     ======   ========
% of total.....................       3.1%         11.8%       18.6%       44.8%      21.7%     100.0%
                                    =====        ======      ======      ======     ======   ========
Weighted-average loan-to-value.      61.9%         63.3%       59.5%       57.2%      40.6%      54.9%
                                    =====        ======      ======      ======     ======   ========

   As of December 31, 2016 and 2015, we did not have any floating rate commercial mortgage loans.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (f) Other Invested Assets

   The following table sets forth the carrying values of our other invested assets as of December 31:

                                                    2016                      2015
                                          ------------------------  ------------------------
(Amounts in millions)                     Carrying value % of total Carrying value % of total
---------------------                     -------------- ---------- -------------- ----------
Investment in unconsolidated subsidiary..    $  672.4       58.6%      $  613.1       49.0%
Trading securities.......................       259.1       22.6          442.3       35.4
Securities lending collateral............        89.0        7.8           95.7        7.7
Derivatives..............................        72.7        6.3           35.0        2.8
Limited partnerships.....................        41.1        3.6           50.2        4.0
Short-term investments...................         8.5        0.7           10.3        0.8
Real estate owned........................         3.3        0.3            3.3        0.3
Other investments........................         0.5        0.1            0.7         --
                                             --------      -----       --------      -----
   Total other invested assets...........    $1,146.6      100.0%      $1,250.6      100.0%
                                             ========      =====       ========      =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


(4) Derivative Instruments

   Our business activities routinely deal with fluctuations in interest rates, equity prices, currency exchange rates and other asset and liability prices. We use derivative instruments to mitigate or reduce certain of these risks. We have established policies for managing each of these risks, including prohibitions on derivatives market-making and other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or mitigate these risks. While we use derivatives to mitigate or reduce risks, certain derivatives do not meet the accounting requirements to be designated as hedging instruments and are denoted as "derivatives not designated as hedges" in the following disclosures.

   The following table sets forth our positions in derivative instruments as of December 31:

                                                     Derivative assets            Derivative liabilities
                                               ------------------------------ ------------------------------
                                                   Balance        Fair value     Balance        Fair value
                                                    sheet         -----------     sheet        -------------
(Amounts in millions)                           classification    2016  2015  classification    2016   2015
---------------------                          --------------     ----- ----- --------------   ------ ------
Derivatives not designated as hedges
                                                 Other invested                      Other
Interest rate swaps...........................       assets       $ 0.2 $ 0.7     liabilities  $   -- $  0.2
                                                 Other invested                      Other
Credit default swaps..........................       assets          --   0.1     liabilities      --     --
                                                 Other invested                      Other
Equity index options..........................       assets        72.0  28.3     liabilities      --    0.3
                                                 Other invested                      Other
Financial futures.............................       assets          --    --     liabilities      --     --
                                                 Other invested                      Other
Equity return swaps...........................       assets          --   2.1     liabilities     1.1     --
                                                 Other invested                      Other
Limited guarantee.............................       assets         0.5   3.8     liabilities      --     --
                                                                                     Other
Reinsurance embedded derivatives..............  Other assets/(1)/    --  38.9     liabilities      --     --
                                                                                 Policyholder
                                                   Reinsurance                      account
GMWB embedded derivatives.....................  recoverable/(2)/   13.3  14.1    balances/(3)/  261.0  305.1
                                                                                 Policyholder
                                                                                    account
Fixed index annuity embedded derivatives......    Other assets       --    --    balances/(4)/  341.0  338.6
                                                                                 Policyholder
                                                                                    account
Indexed universal life embedded derivatives...    Other assets       --    --    balances/(5)/   11.5   10.0
                                                                  ----- -----                  ------ ------
   Total derivatives not designated as hedges.                     86.0  88.0                   614.6  654.2
                                                                  ----- -----                  ------ ------
   Total derivatives..........................                    $86.0 $88.0                  $614.6 $654.2
                                                                  ===== =====                  ====== ======

--------
/(1)/ Represents embedded derivatives associated with certain reinsurance agreements.
/(2)/ Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
/(3)/ Represents the embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
/(4)/ Represents the embedded derivatives associated with our fixed index annuity liabilities.
/(5)/ Represents the embedded derivatives associated with our indexed universal life liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The fair value of derivative positions presented above was not offset by the respective collateral amounts received or provided under these agreements.

   The activity associated with derivative instruments can generally be measured by the change in notional value over the periods presented. However, for GMWB, fixed index annuity and indexed universal life embedded derivatives, the change between periods is best illustrated by the number of policies. The following tables represent activity associated with derivative instruments as of the dates indicated:

                                                                              Maturities/  December 31,
(Notional in millions)                Measurement December 31, 2015 Additions terminations     2016
----------------------                ----------- ----------------- --------- ------------ ------------
Derivatives not designated as hedges
Interest rate swaps..................  Notional       $  257.9      $     --   $  (253.0)    $    4.9
Credit default swaps.................  Notional           10.0            --          --         10.0
Equity index options.................  Notional        1,058.3       3,272.1    (1,934.9)     2,395.5
Financial futures....................  Notional        1,098.7       5,854.1    (5,764.1)     1,188.7
Equity return swaps..................  Notional          123.4         357.2      (330.6)       150.0
Limited guarantee....................  Notional          250.0            --          --        250.0
Reinsurance embedded derivative......  Notional          676.7            --      (375.2)       301.5
                                                      --------      --------   ---------     --------
   Total derivatives.................                 $3,475.0      $9,483.4   $(8,657.8)    $4,300.6
                                                      ========      ========   =========     ========

                                                                              Maturities/  December 31,
(Number of policies)                  Measurement December 31, 2015 Additions terminations     2016
--------------------                  ----------- ----------------- --------- ------------ ------------
Derivatives not designated as hedges
GMWB embedded derivatives............  Policies        31,442           --       (2,534)      28,908
Fixed index annuity embedded
  derivatives........................  Policies        17,210          666         (577)      17,299
Indexed universal life embedded
  derivatives........................  Policies           982          167          (75)       1,074

   Cash Flow Hedges

   Certain derivative instruments are designated as cash flow hedges. The changes in fair value of these instruments are recorded as a component of OCI. We designate and account for the following as cash flow hedges when they have met the effectiveness requirements: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) forward starting interest rate swaps to hedge against changes in interest rates associated with future fixed rate bond purchases and/or interest income; and (v) other instruments to hedge the cash flows of various forecasted transactions.

   There were no pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2016, 2015 and 2014.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholder's equity labeled "derivatives qualifying as hedges," for the years ended December 31:

(Amounts in millions)                                                                         2016   2015  2014
---------------------                                                                        -----  -----  -----
Derivatives qualifying as effective accounting hedges as of January 1....................... $68.3  $63.6  $19.5
Current period increases (decreases) in fair value, net of deferred taxes of $(3.2), $(2.9)
  and $(23.8)...............................................................................   6.0    5.3   44.1
Reclassification to net loss, net of deferred taxes of $0.9, $0.3 and $0.2..................  (1.8)  (0.6)    --
                                                                                             -----  -----  -----
Derivatives qualifying as effective accounting hedges as of December 31..................... $72.5  $68.3  $63.6
                                                                                             =====  =====  =====

   Derivatives qualifying as effective accounting hedges totaled $72.5 million, $68.3 million and $63.6 million, net of taxes, for the years ended December 31, 2016, 2015 and 2014, respectively, related to our investment in GLICNY. The $72.5 million, net of taxes, recorded in stockholder's equity as of December 31, 2016 is expected to be reclassified to future net income (loss) through our equity in net income of unconsolidated subsidiary and we do not expect any amounts to be reclassified to future net income (loss), concurrently with and primarily offsetting changes in interest expense and interest income on floating rate instruments, in the next 12 months. No amounts were reclassified to net loss during the years ended December 31, 2016, 2015 and 2014 in connection with forecasted transactions that were no longer considered probable of occurring.

   Fair Value Hedges

   Certain derivative instruments are designated as fair value hedges. The changes in fair value of these instruments are recorded in net income (loss). In addition, changes in the fair value attributable to the hedged portion of the underlying instrument are reported in net income (loss). We designate and account for the following as fair value hedges when they have met the effectiveness requirements: (i) interest rate swaps to convert fixed rate liabilities into floating rate liabilities; and (ii) other instruments to hedge various fair value exposures of investments.

   There were no pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2016, 2015 and 2014.

   Derivatives Not Designated As Hedges

   We also enter into certain non-qualifying derivative instruments such as:
(i) interest rate swaps and financial futures to mitigate interest rate risk as part of managing regulatory capital positions; (ii) credit default swaps to enhance yield and reproduce characteristics of investments with similar terms and credit risk; (iii) equity index options, equity return swaps, interest rate swaps and financial futures to mitigate the risks associated with liabilities that have guaranteed minimum benefits; (iv) interest rate swaps where the hedging relationship does not qualify for hedge accounting; and (v) credit default swaps to mitigate loss exposure to certain credit risk. Additionally, we provide GMWBs on certain variable annuities and offer fixed index annuity products that are required to be bifurcated as embedded derivatives. We also offer fixed index annuity and indexed universal life products and have reinsurance agreements with certain features that are required to be bifurcated as embedded derivatives.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table provides the pre-tax gain (loss) recognized in net loss for the effects of derivatives not designated as hedges for the years ended December 31:

                                                                         Classification of gain (loss) recognized
(Amounts in millions)                            2016    2015     2014                 in net loss
---------------------                          -------  ------  -------  ----------------------------------------
Interest rate swaps........................... $  15.1  $  0.6  $  10.2       Net investment gains (losses)
Credit default swaps..........................      --      --      0.1       Net investment gains (losses)
Equity index options..........................    11.8   (23.6)   (28.0)      Net investment gains (losses)
Financial futures.............................  (101.6)  (31.5)    72.5       Net investment gains (losses)
Equity return swaps...........................    (3.7)    0.1      5.2       Net investment gains (losses)
Limited guarantee.............................    (3.3)   (1.4)     5.2       Net investment gains (losses)
Reinsurance embedded derivative...............    42.3    (1.3)    (4.1)      Net investment gains (losses)
GMWB embedded derivatives.....................    68.5   (21.6)  (126.9)      Net investment gains (losses)
Fixed index annuity embedded derivatives......   (22.0)   (7.1)   (26.8)      Net investment gains (losses)
Indexed universal life embedded derivatives...     9.7     6.5     (1.0)      Net investment gains (losses)
                                               -------  ------  -------
   Total derivatives not designated as hedges. $  16.8  $(79.3) $ (93.6)
                                               =======  ======  =======

   Derivative Counterparty Credit Risk

   Most of our derivative arrangements with counterparties require the posting of collateral upon meeting certain net exposure thresholds.

   The following table presents additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of December 31:

                                                                 2016                                     2015
                                                --------------------------------------   --------------------------------------
                                                Derivatives   Derivatives        Net     Derivatives   Derivatives        Net
(Amounts in millions)                           assets/(1)/ liabilities/(2)/ derivatives assets/(1)/ liabilities/(2)/ derivatives
---------------------                           ----------- ---------------  ----------- ----------- ---------------  -----------
Amounts presented in the balance sheet:
   Gross amounts recognized....................   $ 72.2        $  1.1         $ 71.1      $ 32.0        $  0.5         $ 31.5
   Gross amounts offset in the balance sheet...       --            --             --          --            --             --
                                                  ------        ------         ------      ------        ------         ------
   Net amounts presented in the balance
     sheet.....................................     72.2           1.1           71.1        32.0           0.5           31.5
Gross amounts not offset in the balance sheet:
   Financial instruments/(3)/..................     (1.1)         (1.1)            --        (0.5)         (0.5)            --
   Collateral received.........................    (21.6)           --          (21.6)      (17.6)           --          (17.6)
   Collateral pledged..........................       --         (45.8)          45.8          --         (52.6)          52.6
Over collateralization.........................       --          45.8          (45.8)        0.1          52.6          (52.5)
                                                  ------        ------         ------      ------        ------         ------
Net amount.....................................   $ 49.5        $   --         $ 49.5      $ 14.0        $   --         $ 14.0
                                                  ======        ======         ======      ======        ======         ======

--------
/(1)/Does not include any amounts related to accruals on derivatives classified as other assets as of December 31, 2016. Included $0.8 million of accruals on derivatives classified as other assets as of December 31, 2015. Does not include amounts related to embedded derivatives as of December 31, 2016 and 2015.
/(2)/Does not include any amounts related to accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives as of December 31, 2016 and 2015.
/(3)/Amounts represent derivative assets and/or liabilities that are presented gross within the balance sheet but are held with the same counterparty where we have a master netting arrangement. This adjustment results in presenting the net asset and net liability position for each counterparty.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Almost all of our master swap agreements contain credit downgrade provisions that allow either party to assign or terminate derivative transactions if the other party's long-term unsecured debt rating or financial strength rating is below the limit defined in the applicable agreement. If the downgrade provisions had been triggered as of December 31, 2016 and 2015, we could have been allowed to claim $49.5 million and $14.0 million, respectively. The chart above excludes embedded derivatives and limited guarantee as those derivatives are not subject to master netting arrangements.

   Credit Derivatives

   We sell protection under single name credit default swaps in combination with purchasing securities to replicate characteristics of similar investments based on the credit quality and term of the credit default swap. Credit default triggers for single name reference entities follow the Credit Derivatives Physical Settlement Matrix published by the International Swaps and Derivatives Association. Under these terms, credit default triggers are defined as bankruptcy, failure to pay or restructuring, if applicable. Our maximum exposure to credit loss equals the notional value for credit default swaps. In the event of default for credit default swaps, we are typically required to pay the protection holder the full notional value less a recovery rate determined at auction.

   The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of December 31:

                                                          2016                        2015
                                               --------------------------- ---------------------------
                                               Notional                    Notional
(Amounts in millions)                           value   Assets Liabilities  value   Assets Liabilities
---------------------                          -------- ------ ----------- -------- ------ -----------
Investment grade
   Matures after one year through five years..  $10.0    $--       $--      $10.0    $0.1      $--
                                                -----    ---       ---      -----    ----      ---
   Total credit default swaps on single name
     reference entities.......................  $10.0    $--       $--      $10.0    $0.1      $--
                                                =====    ===       ===      =====    ====      ===

(5) Deferred Acquisition Costs

   The following table presents the activity impacting DAC as of and for the years ended December 31:

(Amounts in millions)                                                2016      2015      2014
---------------------                                              --------  --------  --------
Unamortized balance as of January 1............................... $2,345.5  $2,842.3  $2,818.3
   Costs deferred.................................................     58.8     142.6     198.7
   Amortization, net of interest accretion........................   (301.5)   (185.3)   (174.7)
   Impairment.....................................................       --    (454.1)       --
                                                                   --------  --------  --------
Unamortized balance as of December 31.............................  2,102.8   2,345.5   2,842.3
   Accumulated effect of net unrealized investment (gains) losses.   (146.7)   (105.8)   (198.5)
                                                                   --------  --------  --------
Balance as of December 31......................................... $1,956.1  $2,239.7  $2,643.8
                                                                   ========  ========  ========

   In 2016, as part of our annual review of assumptions, we increased DAC amortization for our universal and term universal life insurance products by $82.1 million reflecting updated assumptions primarily for mortality experience in older age populations, partially offset by updated assumptions related to future policy changes. In 2015, as part of our annual review of assumptions, we increased DAC amortization by $84.7 million in our universal life insurance products, reflecting updated assumptions for persistency, long-term interest rates,

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

mortality and other refinements as well as corrections related to reinsurance inputs. See note 7 for additional information regarding amortization of DAC related to reinsurance transactions with related parties.

   We regularly review DAC to determine if it is recoverable from future income. In 2016, we performed our loss recognition testing and determined that we had a premium deficiency in our fixed immediate annuity products. The results of the test were primarily driven by the low interest rate environment in 2016. As a result, we wrote off the entire DAC balance for our fixed immediate annuity products of $5.7 million through amortization and increased our future policy benefit reserves by $9.0 million. As of December 31, 2016, we believe all of our other businesses had sufficient future income and therefore the related DAC was recoverable.

   In 2015, we entered into a Master Agreement (the "Master Agreement") with Protective Life Insurance Company ("Protective Life"). Pursuant to the Master Agreement, GLAIC and Protective Life agreed to enter into a reinsurance agreement (the "Reinsurance Agreement"), under the terms of which Protective Life will coinsure certain term life insurance business from us, net of third-party reinsurance. The Reinsurance Agreement was effective in January 2016. We initially ceded premiums of $325.7 million and reserves of $330.5 million of certain term life insurance products under this agreement. In connection with entering into the Master Agreement in 2015, we recorded a DAC impairment of $454.1 million as a result of loss recognition testing of certain term life insurance policies as part of this life block transaction.

   As of December 31, 2015, all of our other businesses had sufficient future income and therefore the related DAC was recoverable.

(6) Intangible Assets and Goodwill

   The following table presents our intangible assets as of December 31:

                                                        2016                     2015
                                               ----------------------   ----------------------
                                                 Gross                    Gross
                                                carrying   Accumulated   carrying   Accumulated
(Amounts in millions)                          amount/(1)/ amortization amount/(1)/ amortization
---------------------                          ----------  ------------ ----------  ------------
PVFP..........................................   $625.6      $(479.8)     $630.6      $(492.5)
Capitalized software..........................    127.3       (112.1)      134.3       (113.1)
Deferred sales inducements to contractholders.     66.5        (40.5)       68.8        (35.6)
Other.........................................      3.8         (3.8)        2.5         (2.5)
                                                 ------      -------      ------      -------
   Total......................................   $823.2      $(636.2)     $836.2      $(643.7)
                                                 ======      =======      ======      =======

--------
/(1)/Gross carrying amount includes the accumulated effect of net unrealized investment gains (losses).

   Amortization expense related to PVFP, capitalized software and other intangible assets for the years ended December 31, 2016, 2015 and 2014 was $(2.7) million, $30.7 million and $17.2 million, respectively. Amortization expense related to deferred sales inducements of $4.9 million, $4.2 million and $4.3 million, respectively, for the years ended December 31, 2016, 2015 and 2014 was included in benefits and other changes in policy reserves.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Present Value of Future Profits

   The following table presents the activity in PVFP as of and for the years ended December 31:

(Amounts in millions)                                               2016    2015     2014
---------------------                                              ------  ------  -------
Unamortized balance as of January 1............................... $198.6  $218.3  $ 221.6
   Amortization...................................................    2.0   (32.5)   (15.9)
   Interest accreted at 5.22%, 6.14% and 5.73%....................   10.7    12.8     12.6
                                                                   ------  ------  -------
Unamortized balance as of December 31.............................  211.3   198.6    218.3
   Accumulated effect of net unrealized investment (gains) losses.  (65.5)  (60.5)  (139.1)
                                                                   ------  ------  -------
Balance as of December 31......................................... $145.8  $138.1  $  79.2
                                                                   ======  ======  =======

   We regularly review our assumptions and periodically test PVFP for recoverability in a manner similar to our treatment of DAC. As of December 31, 2016, we believe all of our businesses have sufficient future income and therefore the related PVFP is recoverable.

   The percentage of the December 31, 2016 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, estimated to be amortized over each of the next five years is as follows:

                           2017................ 14.8%
                           2018................  9.3%
                           2019................  8.4%
                           2020................  7.6%
                           2021................  7.1%

   Amortization expense for PVFP in future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of business. Similarly, future amortization expense for other intangibles will depend on future acquisitions, dispositions and other business transactions.

   Goodwill and Impairment Losses

   During 2014, in connection with our strategic planning process, we revisited our prior strategy of focusing on term life insurance, given the capital-intensive nature of the product and our revised capital plan. We were in the process of transitioning to higher return permanent products, including universal life insurance, indexed universal life insurance and linked-benefit products. Given this transition, our annual sales projections included in the determination of fair value for our life insurance reporting unit were significantly lower than sales levels expected in the prior year's goodwill testing analysis. In addition, negative actions taken by rating agencies and suspension of sales by certain distributors, placed further strain on our annual sales projections. The uncertainty associated with the level and value of new business that a market participant would place on our life insurance business resulted in concluding the goodwill balance was no longer recoverable. Based on all these factors the fair value of projected new business for our life insurance reporting unit was less than the carrying value and we recorded a goodwill impairment of $303.9 million during 2014 reducing the goodwill balance to zero.

(7) Reinsurance

   We reinsure a portion of our policy risks to other insurance companies, including affiliates, in order to reduce our ultimate losses, diversify our exposures and provide capital flexibility. We also assume certain policy

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

risks written by other insurance companies and affiliates. Reinsurance accounting is followed for assumed and ceded transactions when there is adequate risk transfer. Otherwise, the deposit method of accounting is followed.

   Reinsurance does not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. We did not have any significant concentrations of reinsurance with reinsurers other than the relationship discussed below with Union Fidelity Life Insurance Company ("UFLIC"), a third-party reinsurer.

   As of December 31, 2016, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy was $5.0 million.

   In February 2016, as part of restructuring Genworth's U.S. life insurance business, Genworth announced an initiative to repatriate existing reinsured business from Brookfield Life and Annuity Insurance Company Ltd ("BLAIC"), its primary Bermuda domiciled captive reinsurance subsidiary, to its U.S. life insurance subsidiaries in 2016. After receiving regulatory approval, on October 1, 2016, the repatriation was completed through the merger of BLAIC with and into GLIC, our parent, with GLIC being the surviving company. As a result of this repatriation, we recaptured all of our term and universal life insurance policies previously ceded to BLAIC, an affiliate, which primarily increased policy fees and other income $318.1 million with a proportionate increase in benefits and other changes in reserves. In addition, subsequent to the recapture, an embedded derivative associated with our universal life insurance products was terminated which resulted in a gain of $42.6 million that was recorded in net investment gains (losses).

   In 2016, we also recaptured certain universal life insurance policies previously ceded to GLIC and certain linked-benefit products were recaptured by GLIC that we had previously assumed. As a result of these reinsurance transactions, we initially recorded higher policy fees and other income of approximately $403.0 million, higher acquisition and operating expenses of approximately $298.0 million and we wrote off deferred acquisition costs of approximately $50.8 million. These reinsurance recaptures resulted in an after-tax gain of approximately $45.7 million. Additionally, in satisfaction of the $298.0 million net recapture settlement, we transferred fixed maturity securities with a book value of $276.2 million to GLIC, resulting in an after-tax gain of $14.2 million. These affiliated non-cash recapture gains were recorded in additional paid-in capital as deemed capital contributions in 2016. See note 12, supplemental cash flow information, for other non-cash transactions.

   We also have term and universal life insurance policies and single premium deferred annuities assumed from GLIC. As of December 31, 2016 and 2015, we had reserves of $1,258.9 million and $1,625.9 million, respectively, associated with these policies. We also have term and universal life insurance policies ceded to GLIC. As of December 31, 2016 and 2015, we had reinsurance recoverables of $232.6 million and $321.4 million, respectively, associated with these products in connection with this reinsurance agreement with GLIC.

   Under the terms of certain reinsurance agreements that we have with external parties, we pledged assets in either separate portfolios or in trust for the benefit of external reinsurers. These assets support the reserves assumed from these external reinsurers. We had pledged fixed maturity securities and commercial mortgage loans of $775.7 million and $18.2 million, respectively, as of December 31, 2016 and $724.1 million and $29.3 million, respectively, as of December 31, 2015 in connection with these reinsurance agreements. However, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle,

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level.

   Effective January 1, 2015, GLAIC recaptured certain term life insurance policies previously ceded to River Lake VIII. Subsequent to the recapture, GLAIC entered into a new coinsurance agreement with River Lake VIII to effectively cede the same term life insurance policies previously recaptured. River Lake VIII simultaneously entered into a monthly renewable term reinsurance agreement with SCOR Global Life USA Reinsurance Company to retrocede 90% of the mortality risk on the reinsurance policies assumed from GLAIC.

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC substantially all of our in-force blocks of variable annuities and structured settlements, excluding the RetireReady/SM/ Retirement Answer Variable Annuity product for contracts in-force prior to January 1, 2004. UFLIC also assumed any benefit or expense resulting from third-party reinsurance that we had on this block of business. As of December 31, 2016 and 2015, we had $1,739.4 million and $1,888.7 million, respectively, in retained assets that were attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets. The reinsurance transactions with UFLIC were reported on our tax returns at fair value as determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Service charges and expense allowance amounts are determined annually based upon policy charges subject to annual adjustments. Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC. As of December 31, 2016 and 2015, we had a reinsurance recoverable of $6,001.1 million and $6,127.6 million, respectively, associated with UFLIC.

   To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation, an indirect subsidiary of General Electric Company ("GE"), previously agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital ("RBC") at not less than 150% of its company action level, as defined from time to time by the NAIC. In connection with its announced realignment and reorganization of the business of General Electric Capital Corporation in December 2015, General Electric Capital Corporation merged with and into GE. As a result, GE is the successor obligor under the Capital Maintenance Agreement.

   The following table sets forth net life insurance in-force as of December 31:

 (Amounts in millions)                      2016         2015         2014
 ---------------------                  -----------  -----------  -----------
 Direct life insurance in-force........ $ 502,208.9  $ 524,686.6  $ 537,386.1
 Amounts assumed from other companies..   135,988.1    139,439.1    140,815.1
 Amounts ceded to other companies/(1)/.  (554,261.6)  (478,002.5)  (451,176.8)
                                        -----------  -----------  -----------
 Net life insurance in-force........... $  83,935.4  $ 186,123.2  $ 227,024.4
                                        ===========  ===========  ===========
 Percentage of amount assumed to net...       162.0%        74.9%        62.0%
                                        ===========  ===========  ===========

--------
/(1)/Includes amounts accounted for under the deposit method.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

                                              Written                       Earned
                                     -------------------------  -----------------------------
(Amounts in millions)                  2016     2015     2014       2016       2015     2014
---------------------                -------  -------  -------  -------      -------  -------
Direct.............................. $ 837.7  $ 882.9  $ 922.3  $ 838.6      $ 884.2  $ 924.3
Assumed.............................   156.5    156.7    156.7    156.6        156.7    156.7
Ceded...............................  (980.9)  (499.1)  (448.8)  (981.6)      (500.0)  (449.8)
                                     -------  -------  -------  -------      -------  -------
Net premiums........................ $  13.3  $ 540.5  $ 630.2  $  13.6      $ 540.9  $ 631.2
                                     =======  =======  =======  =======      =======  =======
Percentage of amount assumed to net.                                 NM/(1)/    29.0%    24.8%
                                                                =======      =======  =======

--------
/(1)/We define "NM" as not meaningful for percentages greater than 200%.

   See note 5 for a discussion on impact of new reinsurance treaty on ceded premiums.

   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $996.2 million, $1,106.6 million and $1,228.2 million during 2016, 2015 and 2014, respectively.

(8) Insurance Reserves

   Future Policy Benefits

   The following table sets forth our recorded liabilities and the major assumptions underlying our future policy benefits as of December 31:

                                                 Mortality/
                                                 morbidity  Interest rate
(Amounts in millions)                            assumption  assumption     2016     2015
---------------------                            ---------- ------------- -------- --------
Structured settlements with life contingencies..    /(1)/   1.00% - 8.00% $4,859.7 $4,939.7
Traditional life insurance contracts............    /(2)/   3.00% - 7.50%  2,455.8  2,582.6
Annuity contracts with life contingencies.......    /(1)/   1.00% - 8.00%  1,361.7  1,440.9
Accident and health insurance contracts.........    /(3)/   3.50% - 6.00%    114.0    121.5
Supplementary contracts with life contingencies.    /(1)/   1.00% - 8.00%     67.9     62.0
                                                                          -------- --------
   Total future policy benefits.................                          $8,859.1 $9,146.7
                                                                          ======== ========

--------
/(1)/Assumptions for limited-payment contracts come from either the U.S.
     Population Table, the 1983 Group Annuitant Mortality Table, the 1983 Individual Annuitant Mortality Table, the Annuity 2000 Mortality Table or the 2012 Individual Annuity Reserving Table.
/(2)/Principally modifications based on company experience of the Society of Actuaries 1965-70 or 1975-80 Select and Ultimate Tables, the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Tables, the 1980 Commissioner's Extended Term Table and (IA) Standard Table 1996 (modified).
/(3)/The 1958 and 1980 Commissioner's Standard Ordinary Tables, or the 2000
     U.S. Annuity Table.

   We regularly review our assumptions and perform loss recognition testing at least annually. In 2016, we performed our loss recognition testing and determined that we had a premium deficiency in our fixed immediate annuity products. The results of the test were primarily driven by the low interest rate environment in 2016. As a result, we wrote off the entire DAC balance for our fixed immediate annuity products of $5.7 million through

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

amortization and increased our future policy benefit reserves by $9.0 million. The 2015 tests did not result in a charge. The liability for future policy benefits for our acquired block of accident and health insurance contracts represents our current best estimate; however, there may be future adjustments to this estimate and related assumptions. Such adjustments, reflecting any variety of new and adverse trends, could possibly be significant and result in further increases in the related future policy benefit reserves for these products.

   Policyholder Account Balances

   The following table sets forth our recorded liabilities for policyholder account balances as of December 31:

    (Amounts in millions)                                 2016      2015
    ---------------------                               --------- ---------
    Annuity contracts.................................. $ 4,419.6 $ 4,456.8
    Structured settlements without life contingencies..     835.9     903.9
    FABNs, funding agreements and GICs.................       5.3       5.5
    Supplementary contracts without life contingencies.     465.2     491.9
    Variable universal life insurance contracts........      15.9      16.1
                                                        --------- ---------
       Total investment contracts......................   5,741.9   5,874.2
    Universal life insurance contracts.................   6,211.4   6,427.1
                                                        --------- ---------
       Total policyholder account balances............. $11,953.3 $12,301.3
                                                        ========= =========

   In 2016, as part of our annual review of assumptions, we increased our liability for policyholder account balances by $202.2 million for our universal and term universal life insurance products, reflecting updated assumptions primarily for mortality experience in older age populations. In 2015, as part of our annual review of assumptions, we increased our liability for policyholder account balances by $121.6 million for our universal and term universal life insurance products, reflecting updated assumptions for persistency, long-term interest rates, mortality and other refinements.

   We are a member of the FHLB and held $15.0 million of common stock related to our membership as of December 31, 2016 and 2015 which was included in equity securities. We have a letter of credit with an FHLB which has not been drawn upon. The FHLB has been granted a lien on certain of our invested assets to collateralize our obligations; however, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. We did not have any outstanding funding agreements issued to the FHLB as of December 31, 2016 and 2015. We have one letter of credit of $28.2 million and three letters of credit of $582.8 million related to the FHLB as of December 31, 2016 and 2015, respectively, for the benefit of certain of our wholly-owned subsidiaries that have issued non-recourse funding obligations to collateralize the obligation to make future payments on their behalf under certain tax sharing agreements. These letters of credit were collateralized by fixed maturity securities with a fair value of $45.1 million and $622.9 million as of December 31, 2016 and 2015, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Certain Non-traditional Long-Duration Contracts

   The following table sets forth information about our variable annuity products with death and living benefit guarantees as of December 31:

(Dollar amounts in millions)                                                  2016     2015
----------------------------                                                -------- --------
Account values with death benefit guarantees (net of reinsurance):
   Standard death benefits (return of net deposits) account value.......... $2,168.6 $2,301.5
   Net amount at risk...................................................... $    3.4 $    4.4
   Average attained age of contractholders.................................       73       73
   Enhanced death benefits (step-up, roll-up, payment protection) account value................................................................. $2,297.8 $2,516.7
   Net amount at risk...................................................... $  154.1 $  178.4
   Average attained age of contractholders.................................       74       74
Account values with living benefit guarantees:
   GMWBs................................................................... $2,405.5 $2,700.1
   Guaranteed annuitization benefits....................................... $1,145.5 $1,147.6

   Variable annuity contracts may contain more than one death or living benefit; therefore, the amounts listed above are not mutually exclusive. Substantially all of our variable annuity contracts have some form of GMDB.

   As of December 31, 2016 and 2015, our total liability associated with variable annuity contracts with minimum guarantees was approximately
$5,135.6 million and $5,510.3 million, respectively. The liability, net of reinsurance, for our variable annuity contracts with GMDB and guaranteed annuitization benefits was $89.0 million and $71.3 million as of December 31, 2016 and 2015, respectively.

   The contracts underlying the lifetime benefits such as GMWB and guaranteed annuitization benefits are considered "in the money" if the contractholder's benefit base, or the protected value, is greater than the account value. As of December 31, 2016 and 2015, our exposure related to GMWB and guaranteed annuitization benefit contracts that were considered "in the money" was $663.4 million and $666.7 million, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is through lifetime withdrawals or lifetime income payments after annuitization.

   Account balances of variable annuity contracts with death or living benefit guarantees were invested in separate account investment options as follows as of December 31:

                    (Amounts in millions)    2016     2015
                    ---------------------  -------- --------
                     Balanced funds....... $2,780.4 $3,011.6
                     Equity funds.........  1,116.6  1,215.1
                     Bond funds...........    478.2    498.1
                     Money market funds...     80.1     77.3
                                           -------- --------
                        Total............. $4,455.3 $4,802.1
                                           ======== ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


(9) Liability for Policy and Contract Claims

   The following table sets forth our recorded liability for policy and contract claims by business as of December 31:

      (Amounts in millions)                                  2016   2015
      ---------------------                                 ------ ------
      Life insurance....................................... $205.4 $191.3
      Fixed annuities......................................    8.4   12.2
      Accident and health insurance contracts..............   46.6   42.9
      Runoff...............................................    7.2    8.2
                                                            ------ ------
         Total liability for policy and contract claims.... $267.6 $254.6
                                                            ====== ======

   The following table sets forth changes in the liability for policy and contract claims for the years ended December 31:

       (Amounts in millions)                     2016     2015     2014
       ---------------------                   -------  -------  -------
       Beginning balance as of January 1...... $ 254.6  $ 245.8  $ 247.6
       Less reinsurance recoverables..........  (127.3)  (112.4)  (125.7)
                                               -------  -------  -------
          Net balance as of January 1.........   127.3    133.4    121.9
                                               -------  -------  -------
       Incurred related to insured events of:
          Current year........................   703.6    810.8    888.3
          Prior years.........................    16.9      8.4     14.9
                                               -------  -------  -------
              Total incurred..................   720.5    819.2    903.2
                                               -------  -------  -------
       Paid related to insured events of:
          Current year........................  (663.0)  (736.8)  (796.5)
          Prior years.........................   (72.3)   (88.5)   (95.2)
                                               -------  -------  -------
              Total paid......................  (735.3)  (825.3)  (891.7)
                                               -------  -------  -------
          Net balance as of December 31.......   112.5    127.3    133.4
       Add reinsurance recoverables...........   155.1    127.3    112.4
                                               -------  -------  -------
       Ending balance as of December 31....... $ 267.6  $ 254.6  $ 245.8
                                               =======  =======  =======

   The liability for policy and contract claims represents our current best estimate; however, there may be future adjustments to this estimate and related assumptions. Such adjustments, reflecting any variety of new and adverse trends, could possibly be significant, and result in increases in reserves by an amount that could be material to our results of operations and financial condition and liquidity.

2016

   For 2016, the increase in the ending liability for policy and contract claims was primarily related to our life insurance business largely driven by higher frequency and severity of claims in 2016.

   In 2016, the incurred amount of $16.9 million related to insured events of prior years increased predominantly related to our life insurance business from higher claim severity in 2016.

2015

   For 2015, the increase in the ending liability for policy and contract claims was primarily related to our life insurance business largely driven by higher frequency and severity of claims in 2015.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   In 2015, the incurred amount of $8.4 million related to insured events of prior years increased predominantly related to our life insurance business from higher claim severity and as a result of refinements to our estimated claim reserves in 2015. Additionally, we strengthened prior year reserves as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods.

2014

   For 2014, the increase in incurred losses was primarily related to our life insurance business largely driven by unfavorable mortality in 2014 compared to favorable mortality in 2013.

   In 2014, we strengthened prior year reserves by $14.9 million as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods. Of this amount, we increased prior year claim reserves related to our life insurance products by $12.0 million from $178.1 million as of December 31, 2013 primarily due to unfavorable mortality and as a result of refinements to our estimated claim reserves. For our other businesses, the remaining unfavorable development of $2.9 million related to refinements on both reported and unreported insured events occurring in the prior year that were not significant.

(10) Non-Recourse Funding Obligations

   The following table sets forth the non-recourse funding obligations (surplus notes) of our wholly-owned, special purpose consolidated captive insurance subsidiaries as of December 31:

                (Amounts in millions)
                ---------------------
                Issuance                        2016     2015
                --------                       ------  --------
                River Lake I, due 2033/(1)/... $   --  $  600.0
                River Lake I, due 2033/(2)/...     --     404.6
                River Lake II, due 2035/(1)/..     --     300.0
                River Lake II, due 2035/(2)/..     --     494.8
                Rivermont I, due 2050/(1)/....  315.0     315.0
                                               ------  --------
                   Subtotal...................  315.0   2,114.4
                   Deferred borrowing charges.   (4.6)    (16.2)
                                               ------  --------
                   Total...................... $310.4  $2,098.2
                                               ======  ========

--------
/(1)/Accrual of interest based on one-month London Interbank Offered Rate
     ("LIBOR") that resets every 28 days plus a fixed margin.
/(2)/Accrual of interest based on one-month LIBOR that resets on a specified date each month plus a contractual margin.

   These surplus notes bear a floating rate of interest and have been deposited into a series of trusts that have issued money market or term securities. Both principal and interest payments on the money market and term securities are guaranteed by a third-party insurance company. The holders of the money market or term securities cannot require repayment from us or any of our subsidiaries, other than the River Lake and Rivermont Insurance Companies, as applicable, the direct issuers of the notes. Genworth Holdings provided a limited guarantee to Rivermont I, where under adverse interest rate, mortality or lapse scenarios (or combination thereof), Genworth Holdings may be required to provide additional funds to Rivermont I. We have agreed to indemnify the issuers

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

and the third-party insurer for certain limited costs related to the issuance of these obligations, which is accounted for as a derivative. As of December 31, 2016 and 2015, the fair value of this derivative was $0.5 million and $3.8 million, respectively.

   Any payment of principal, including by redemption, or interest on the notes may only be made with the prior approval of the Director of Insurance of the State of South Carolina in accordance with the terms of its licensing orders and in accordance with applicable law. The holders of the notes have no rights to accelerate payment of principal of the notes under any circumstances, including without limitation, for nonpayment or breach of any covenant. Each issuer reserves the right to repay the notes that it has issued at any time, subject to prior regulatory approval.

   During 2016, in connection with a life block transaction, River Lake I redeemed $1,004.6 million of its outstanding floating rate subordinated notes due in 2033 and River Lake II redeemed $794.8 million of its outstanding floating rate subordinated notes due in 2035 for a pre-tax loss of approximately $9.0 million from the write-off of deferred borrowing costs.

   During 2015, River Lake I repaid $30.6 million of its total outstanding floating rate subordinated notes due in 2033 and River Lake II repaid
$36.8 million of its total outstanding floating rate subordinated notes due in 2035.

   The weighted-average interest rates on the non-recourse funding obligations as of December 31, 2016 and 2015 were 2.8% and 1.8%, respectively.

(11) Income Taxes

   The total provision (benefit) for income taxes was as follows for the years ended December 31:

    (Amounts in millions)                            2016     2015    2014
    ---------------------                          -------  -------  ------
    Current federal income taxes.................. $ 121.9  $ (23.9) $ 31.7
    Deferred federal income taxes.................  (157.2)  (184.2)  (20.9)
                                                   -------  -------  ------
       Total federal income taxes.................   (35.3)  (208.1)   10.8
                                                   -------  -------  ------
    Current state income taxes....................    (0.1)    (1.2)    1.5
    Deferred state income taxes...................     0.8     (1.9)   (0.8)
                                                   -------  -------  ------
       Total state income taxes...................     0.7     (3.1)    0.7
                                                   -------  -------  ------
       Total provision (benefit) for income taxes. $ (34.6) $(211.2) $ 11.5
                                                   =======  =======  ======

   As of December 31, 2016 and 2015, the current federal income tax receivable was $15.8 million and $5.0 million, respectively, and was included in other assets in the consolidated balance sheets. As of December 31, 2016 and 2015, the current state income tax payable was $0.1 million and $0.2 million, respectively, and was included in other liabilities in the consolidated balance sheets.

   In 2016, we recorded $36.1 million in retained earnings as a deemed dividend related to a reimbursement of amounts primarily related to liabilities for tax contingency reserves previously assumed and paid by Genworth North America Corporation ("GNA"), our indirect parent, under our Tax Assumption Agreement. In 2014, we identified adjustments to liabilities related to tax contingency reserves by GNA that increased our additional paid-in capital by $1.4 million. In 2016 and 2015, there were no adjustments to liabilities related to tax contingency reserves.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The reconciliation of the federal statutory tax rate to the effective income tax rate was as follows for the years ended December 31:

(Amounts in millions)                                            2016           2015            2014
---------------------                                       -------------  -------------  --------------
Pre-tax loss before equity in net income of unconsolidated
  subsidiary............................................... $(113.2)       $(577.4)       $(204.5)
                                                            =======        =======        =======
Statutory U.S. federal income tax rate..................... $ (39.6) 35.0% $(202.1) 35.0% $ (71.6)  35.0%
Increase (reduction) in rate resulting from:
   State income tax, net of federal income tax effect......     0.5  (0.4)    (2.0)  0.3      0.5   (0.2)
   Write-off of deferred taxes.............................     9.0  (8.0)     1.2  (0.2)    (7.1)   3.5
   Benefit on tax favored investments......................    (7.6)  6.7    (10.8)  1.9    (16.9)   8.2
   Non-deductible goodwill.................................      --    --       --    --    106.4  (52.0)
   Valuation allowance.....................................     2.9  (2.6)    (1.2)  0.2       --     --
   Other, net..............................................     0.2  (0.2)     3.7  (0.6)     0.2    0.1
                                                            -------  ----  -------  ----  -------  -----
Effective rate............................................. $ (34.6) 30.6% $(211.2) 36.6% $  11.5   (5.4)%
                                                            =======  ====  =======  ====  =======  =====

   For the year ended December 31, 2016, the decrease in the effective tax rate was primarily attributable to the write-off of unsupported tax balances and a valuation allowance on foreign tax credits that we no longer expect to realize. This decrease was partially offset by the effect of tax favored investment benefits on a lower pre-tax loss in 2016 compared to 2015. For the year ended December 31, 2015, the increase in the effective tax rate was primarily attributable to an impairment of non-deductible goodwill in 2014 that did not recur.

   The components of the net deferred income tax liability were as follows as of December 31:

      (Amounts in millions)                              2016     2015
      ---------------------                             ------  --------
      Assets:
         Accrued expenses.............................. $ 11.5  $    8.6
         Net operating loss carryforwards..............   12.3     437.1
         Foreign tax credit carryforwards..............    2.1       5.0
         State income taxes............................    7.8       8.6
         Other.........................................     --       7.0
                                                        ------  --------
             Gross deferred income tax assets..........   33.7     466.3
             Valuation allowance.......................  (15.2)    (12.3)
                                                        ------  --------
             Total deferred income tax assets..........   18.5     454.0
                                                        ------  --------
      Liabilities:
         Investments...................................    8.8       3.5
         Insurance reserves............................  203.7     720.6
         Net unrealized gains on investment securities.   89.6      63.5
         PVFP..........................................   82.9      76.3
         DAC...........................................  526.0     584.5
         Other.........................................   10.3       6.6
                                                        ------  --------
             Total deferred income tax liabilities.....  921.3   1,455.0
                                                        ------  --------
             Net deferred income tax liability......... $902.8  $1,001.0
                                                        ======  ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The above valuation allowance of $15.2 million and $12.3 million as of December 31, 2016 and 2015, respectively, related to a specific federal separate tax return net operating loss, foreign tax credits that we no longer expect to realize and other deferred tax assets. The increase in the valuation allowance related primarily to judgments regarding the future realization of deferred tax assets. Based on our analysis, we believe it is more likely than not that the results of future operations will generate sufficient taxable income to enable us to realize the deferred tax assets for which we have not established valuation allowances.

   Net operating loss carryforwards amounted to $35.2 million as of December 31, 2016, and if unused, will expire beginning in 2021. Foreign tax credit carryforwards amounted to $2.1 million as of December 31, 2016, and if unused will begin to expire in 2021.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows as of December 31:

       (Amounts in millions)                          2016   2015   2014
       ---------------------                         -----  -----  -----
       Balance as of January 1...................... $ 7.1  $ 9.6  $ 9.8
       Tax positions related to the current period:
          Gross additions...........................    --    0.8    1.8
          Gross reductions..........................  (1.7)  (1.6)    --
       Tax positions related to the prior years:
          Gross reductions..........................    --   (1.7)  (2.0)
                                                     -----  -----  -----
       Balance as of December 31.................... $ 5.4  $ 7.1  $ 9.6
                                                     =====  =====  =====

   The total amount of unrecognized tax benefits was $5.4 million as of December 31, 2016, of which $3.8 million, if recognized, would affect the effective rate on operations. We believe that it is reasonably possible that the liability related to the federal tax loss contingency may change approximately $0.7 million within the next 12 months.

   We recognize accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. During the years ended
December 31, 2016, 2015 and 2014, we did not recognize any interest and penalties. We had no interest and penalties accrued as of December 31, 2016 and 2015.

   For tax years prior to 2011, we filed U.S. federal income tax returns (included in GLIC's consolidated life returns) and various state and local tax returns. For tax years beginning in 2011, we were included in the life/non-life consolidated return filed by Genworth, our ultimate parent. With possible exceptions, we are no longer subject to U.S. federal tax examinations for years up through 2012. Any exposure with respect to these pre-2013 years has been sufficiently recorded in the financial statements. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. federal examinations.

(12) Supplemental Cash Flow Information

   Net cash (paid) received for taxes was $(132.7) million, $(48.5) million and $18.5 million for the years ended December 31, 2016, 2015 and 2014, respectively. Cash paid for interest primarily related to our non-recourse funding obligations of $54.5 million, $81.2 million and $80.0 million for the years ended December 31, 2016, 2015 and 2014, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   For a discussion of capital contributions and related transactions, see notes 11 and 16. For information regarding non-cash transactions related to reinsurance transactions with related parties, see note 7.

   The following table details our non-cash transactions for the years ended December 31:

(Amounts in millions)                                                  2016 2015  2014
---------------------                                                  ---- ---- -----
Supplemental schedule of non-cash investing and financing activities:
   Tax contingencies and other tax related items...................... $--  $0.9 $(1.5)
                                                                       ---  ---- -----
   Total non-cash transactions........................................ $--  $0.9 $(1.5)
                                                                       ===  ==== =====

(13) Related Party Transactions

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly.

   Under this agreement, amounts incurred for these items aggregated
$103.4 million, $150.3 million and $141.1 million for the years ended
December 31, 2016, 2015 and 2014, respectively. We also charged affiliates for certain services and for the use of facilities and equipment, which aggregated $25.2 million, $28.2 million and $35.3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   We pay Genworth, our ultimate parent, for investment-related services. We paid $14.9 million, $15.9 million and $16.1 million to Genworth in 2016, 2015 and 2014, respectively, for investment-related services. We pay interest on outstanding amounts under a credit funding agreement with GNA, our indirect parent. For the years ended December 31, 2016, 2015 and 2014, we incurred no interest expense under this agreement. For the years ended December 31, 2016, 2015 and 2014, we paid interest at the cost of funds to GNA, which was 0.3% for each year. In addition, as of December 31, 2016 and 2015, there were no borrowings under this agreement. Genworth Holdings owed us $0.5 million as of December 31, 2016 and 2015, which was included in other assets in the consolidated balance sheet for each year. GNA also owed us $9.3 million and $6.8 million as of December 31, 2016 and 2015, respectively, which was also included in other assets in the consolidated balance sheet. Amounts recognized as interest income related to these intercompany loans during 2016 and 2015 were not significant.

   Additionally, we sell investment securities to affiliates in the normal course of business. The sale of securities to affiliates are recorded at fair value with gains recorded in additional paid-in capital as a deemed capital contribution and losses recorded in retained earnings as a deemed dividend. For the years ended December 31, 2016 and 2015, we recorded $0.5 million and $24.5 million, respectively, in retained earnings related to losses associated with the sale of securities to affiliates. For the year ended December 31, 2014, we did not sell any securities to affiliates.

   Newco, our direct wholly-owned subsidiary, is a real estate company which owns several buildings and land in Virginia. During 2016 and 2015, Newco leased buildings to affiliates and we recognized $4.5 million and $4.4 million, respectively, in rental income related to these lease arrangements.

   See note 7 for additional information related to reinsurance transactions with related parties.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


(14) Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosure of fair value. Such items include cash and cash equivalents, investment securities, separate accounts, securities held as collateral and derivative instruments. Other financial assets and liabilities--those not carried at fair value--are discussed below. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets.

   The basis on which we estimate fair value is as follows:

   Commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates. Given the limited availability of data related to transactions for similar instruments, we typically classify these loans as Level 3.

   Other invested assets. Primarily represents short-term investments and limited partnerships accounted for under the cost method. The fair value of short-term investments typically does not include significant unobservable inputs and approximate our amortized cost basis. As a result, short-term investments are classified as Level 2. Limited partnerships are valued based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates using the most recent data available for the underlying instrument. Cost method limited partnerships typically include significant unobservable inputs as a result of being relatively illiquid with limited market activity for similar instruments and are classified as Level 3.

   Non-recourse funding obligations. We use an internal model to determine fair value using the current floating rate coupon and expected life/final maturity of the instrument discounted using the floating rate index and current market spread assumption, which is estimated based on recent transactions for these instruments or similar instruments as well as other market information or broker provided data. Given these instruments are private and very little market activity exists, our current market spread assumption is considered to have significant unobservable inputs in calculating fair value and, therefore, results in the fair value of these instruments being classified as Level 3.

   Investment contracts. Based on expected future cash flows, discounted at current market rates for annuity contracts or institutional products. Given the significant unobservable inputs associated with policyholder behavior and current market rate assumptions used to discount the expected future cash flows, we classify these instruments as Level 3 except for certain funding agreement-backed notes that are traded in the marketplace as a security and are classified as Level 2.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following represents our estimated fair value of financial assets and liabilities that are not required to be carried at fair value as of December 31:

                                                                      2016
                     -                       ------------------------------------------------------
                                                                             Fair value
                                             Notional    Carrying ---------------------------------
(Amounts in millions)                         amount      amount   Total   Level 1 Level 2 Level 3
---------------------                        --------    -------- -------- ------- ------- --------
Assets:
   Commercial mortgage loans................   $ /(1)/   $1,623.1 $1,654.3   $--    $ --   $1,654.3
   Other invested assets....................     /(1)/       17.1     19.5    --     8.5       11.0
Liabilities:
   Non-recourse funding obligations/(2)/....     /(1)/      310.4    185.7    --      --      185.7
   Investment contracts.....................     /(1)/    5,741.9  6,033.7    --     5.1    6,028.6
Other firm commitments:
   Commitments to fund limited partnerships.    6.0            --       --    --      --         --
   Ordinary course of business lending
     commitments............................   35.0            --       --    --      --         --

                                                                       2015
                                             --------------------------------------------------------
                                                                               Fair value
                                             Notional     Carrying  ---------------------------------
(Amounts in millions)                         amount       amount    Total   Level 1 Level 2 Level 3
---------------------                        --------    --------   -------- ------- ------- --------
Assets:
   Commercial mortgage loans................   $ /(1)/   $1,675.3   $1,751.2   $--    $  --  $1,751.2
   Other invested assets....................     /(1)/       20.3//     21.5    --     10.3      11.2
Liabilities:
   Non-recourse funding obligations/(2)/....     /(1)/    2,098.2//  1,532.6    --       --   1,532.6
   Investment contracts.....................     /(1)/    5,874.2//  6,250.1    --      5.2   6,244.9
Other firm commitments:
   Commitments to fund limited partnerships.   13.2            --         --    --       --        --
   Ordinary course of business lending
     commitments............................    8.7            --         --    --       --        --

--------
/(1)/These financial instruments do not have notional amounts.
/(2)/See note 10 for additional information related to borrowings.

   Recurring Fair Value Measurements

   We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value. Below is a description of the valuation techniques and inputs used to determine fair value by class of instrument.

   Fixed maturity, equity and trading securities

   The fair value of fixed maturity, equity and trading securities are estimated primarily based on information derived from third-party pricing services ("pricing services"), internal models and/or third-party broker provided prices ("broker quotes"), which use a market approach, income approach or a combination of the market and income approach depending on the type of instrument and availability of information. In general, a market approach is utilized if there is readily available and relevant market activity for an individual security. In certain cases where market information is not available for a specific security but is available for similar securities, a

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

security is valued using that market information for similar securities, which is also a market approach. When market information is not available for a specific security or is available but such information is less relevant or reliable, an income approach or a combination of a market and income approach is utilized. For securities with optionality, such as call or prepayment features (including mortgage-backed or asset-backed securities), an income approach may be used. In addition, a combination of the results from market and income approaches may be used to estimate fair value. These valuation techniques may change from period to period, based on the relevance and availability of market data.

   We utilize certain third-party data providers when determining fair value. We consider information obtained from pricing services as well as broker quotes in our determination of fair value. Additionally, we utilize internal models to determine the valuation of securities using an income approach where the inputs are based on third-party provided market inputs. While we consider the valuations provided by pricing services and broker quotes to be of high quality, management determines the fair value of our investment securities after considering all relevant and available information. We also use various methods to obtain an understanding of the valuation methodologies and procedures used by third-party data providers to ensure sufficient understanding to evaluate the valuation data received, including an understanding of the assumptions and inputs utilized to determine the appropriate fair value. For pricing services, we analyze the prices provided by our primary pricing services to other readily available pricing services and perform a detailed review of the assumptions and inputs from each pricing service to determine the appropriate fair value when pricing differences exceed certain thresholds. We evaluate changes in fair value that are greater than certain pre-defined thresholds each month to further aid in our review of the accuracy of fair value measurements and our understanding of changes in fair value, with more detailed reviews performed by the asset managers responsible for the related asset class associated with the security being reviewed. A pricing committee provides additional oversight and guidance in the evaluation and review of the pricing methodologies used to value our investment portfolio.

   In general, we first obtain valuations from pricing services. If a price is not supplied by a pricing service, we will typically seek a broker quote for public or private fixed maturity securities. In certain instances, we utilize price caps for broker quoted securities where the estimated market yield results in a valuation that may exceed the amount that we believe would be received in a market transaction. For certain private fixed maturity securities where we do not obtain valuations from pricing services, we utilize an internal model to determine fair value since transactions for identical securities are not readily observable and these securities are not typically valued by pricing services. For all securities, excluding certain private fixed maturity securities, if neither a pricing service nor broker quotes valuation is available, we determine fair value using internal models.

   For pricing services, we obtain an understanding of the pricing methodologies and procedures for each type of instrument. Additionally, on a monthly basis we review a sample of securities, examining the pricing service's assumptions to determine if we agree with the service's derived price. When available, we also evaluate the prices sampled as compared to other public prices. If a variance greater than a pre-defined threshold is noted, additional review of the price is executed to ensure accuracy. In general, a pricing service does not provide a price for a security if sufficient information is not readily available to determine fair value or if such security is not in the specific sector or class covered by a particular pricing service. Given our understanding of the pricing methodologies and procedures of pricing services, the securities valued by pricing services are typically classified as Level 2 unless we determine the valuation process for a security or group of securities utilizes significant unobservable inputs, which would result in the valuation being classified as Level 3.

   For private fixed maturity securities, we utilize an income approach where we obtain public bond spreads and utilize those in an internal model to determine fair value. Other inputs to the model include rating and

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

weighted-average life, as well as sector which is used to assign the spread. We then add an additional premium, which represents an unobservable input, to the public bond spread to adjust for the liquidity and other features of our private placements. We utilize the estimated market yield to discount the expected cash flows of the security to determine fair value. We utilize price caps for securities where the estimated market yield results in a valuation that may exceed the amount that would be received in a market transaction and value all private fixed maturity securities at par that have less than 12 months to maturity. When a security does not have an external rating, we assign the security an internal rating to determine the appropriate public bond spread that should be utilized in the valuation. To evaluate the reasonableness of the internal model, we review a sample of private fixed maturity securities each month. In that review we compare the modeled prices to the prices of similar public securities in conjunction with analysis on current market indicators. If a pricing variance greater than a pre-defined threshold is noted, additional review of the price is executed to ensure accuracy. At the end of each month, all internally modeled prices are compared to the prior month prices with an evaluation of all securities with a month-over-month change greater than a pre-defined threshold. While we generally consider the public bond spreads by sector and maturity to be observable inputs, we evaluate the similarities of our private placement with the public bonds, any price caps utilized, liquidity premiums applied, and whether external ratings are available for our private placements to determine whether the spreads utilized would be considered observable inputs. We classify private securities without an external rating and public bond spread as Level 3. In general, increases (decreases) in credit spreads will decrease (increase) the fair value for our fixed maturity securities.

   For broker quotes, we consider the valuation methodology utilized by the third party and analyze a sample each month to assess reasonableness given then-current market conditions. Additionally, for broker quotes on certain structured securities, we validate prices received against other publicly available pricing sources. Broker quotes are typically based on an income approach given the lack of available market data. As the valuation typically includes significant unobservable inputs, we classify the securities where fair value is based on our consideration of broker quotes as Level 3 measurements.

   For remaining securities priced using internal models, we determine fair value using an income approach. We analyze a sample each month to assess reasonableness given then-current market conditions. We maximize the use of observable inputs but typically utilize significant unobservable inputs to determine fair value. Accordingly, the valuations are typically classified as Level 3.

   A summary of the inputs used for our fixed maturity, equity and trading securities based on the level in which instruments are classified is included below. We have combined certain classes of instruments together as the nature of the inputs is similar.

Level 1 measurements

   Equity securities. The primary inputs to the valuation of exchange-traded equity securities include quoted prices for the identical instrument.

   Separate account assets

   The fair value of separate account assets is based on the quoted prices of the underlying fund investments and, therefore, represents Level 1 pricing.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


Level 2 measurements

   Fixed maturity securities

  . Third-party pricing services: In estimating the fair value of fixed maturity securities, approximately 88.1% of our portfolio is priced using third-party pricing sources. These pricing services utilize industry-standard valuation techniques that include market-based approaches, income-based approaches, a combination of market-based and income-based approaches or other proprietary, internally generated models as part of the valuation processes. These third-party pricing vendors maximize the use of publicly available data inputs to generate valuations for each asset class. Priority and type of inputs used may change frequently as certain inputs may be more direct drivers of valuation at the time of pricing. Examples of significant inputs incorporated by third-party pricing services may include sector and issuer spreads, seasoning, capital structure, security optionality, collateral data, prepayment assumptions, default assumptions, delinquencies, debt covenants, benchmark yields, trade data, dealer quotes, credit ratings, maturity and weighted-average life. We conduct regular meetings with our third-party pricing services for the purpose of understanding the methodologies, techniques and inputs used by the third-party pricing providers.

   The following table presents a summary of the significant inputs used by our third-party pricing services for certain fair value measurements of fixed maturity securities that are classified as Level 2 as of December 31, 2016:

(Amounts in millions)                  Fair value          Primary methodologies                   Significant inputs
---------------------                  ----------  -------------------------------------  -------------------------------------
                                                                                          Bid side prices, trade prices, Option
                                                                                          Adjusted Spread ("OAS") to swap
                                                                                          curve, Bond Market Association
                                                                                          ("BMA") OAS, Treasury Curve, Agency
U.S. government, agencies and                      Price quotes from trading desk,        Bullet Curve, maturity to issuer
 government-sponsored enterprises.....   $954.7    broker feeds                           spread
--------------------------------------------------------------------------------------------------------------------------------
                                                   Multi-dimensional attribute-based      Trade prices, material event notices,
                                                   modeling systems, third-party pricing  Municipal Market Data benchmark
State and political subdivisions......   $624.0    vendors                                yields, broker quotes
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Benchmark yields, trade prices,
                                                                                          broker quotes, comparative
                                                                                          transactions, issuer spreads,
                                                   Matrix pricing, spread priced to       bid-offer spread, market research
                                                   benchmark curves, price quotes from    publications, third-party pricing
Non-U.S. government...................   $158.4    market makers                          sources
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Bid side prices to Treasury Curve,
                                                                                          Issuer Curve, which includes sector,
                                                                                          quality, duration, OAS percentage and
                                                   Multi-dimensional attribute-based      change for spread matrix, trade
                                                   modeling systems, broker quotes,       prices, comparative transactions,
                                                   price quotes from market makers,       Trade Reporting and Compliance Engine
U.S. corporate........................ $4,908.9    internal models, OAS-based models      ("TRACE") reports
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Benchmark yields, trade prices,
                                                                                          broker quotes, comparative
                                                                                          transactions, issuer spreads,
                                                   Multi-dimensional attribute-based      bid-offer spread, market research
                                                   modeling systems, OAS-based models,    publications, third-party pricing
Non-U.S. corporate.................... $1,512.5    price quotes from market makers        sources
--------------------------------------------------------------------------------------------------------------------------------

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

(Amounts in millions)                  Fair value          Primary methodologies                   Significant inputs
---------------------                  ----------  -------------------------------------  -------------------------------------
                                                                                          Prepayment and default assumptions,
                                                                                          aggregation of bonds with similar
                                                                                          characteristics, including collateral
                                                                                          type, vintage, tranche type,
                                                                                          weighted-average life,
                                                   OAS-based models, To Be Announced      weighted-average loan age, issuer
                                                   pricing models, single factor          program and delinquency ratio, pay up
Residential mortgage-backed........... $1,263.2    binomial models, internally priced     and pay down factors, TRACE reports
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Credit risk, interest rate risk,
                                                                                          prepayment speeds, new issue data,
                                                                                          collateral performance, origination
                                                                                          year, tranche type, original credit
                                                   Multi-dimensional attribute-based      ratings, weighted-average life, cash
                                                   modeling systems, pricing matrix,      flows, spreads derived from broker
                                                   spread matrix priced to swap curves,   quotes, bid side prices, spreads to
                                                   Trepp commercial mortgage-backed       daily updated swaps curves, TRACE
Commercial mortgage-backed............   $815.6    securities analytics model             reports
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Spreads to daily updated swaps
                                                                                          curves, spreads derived from trade
                                                                                          prices and broker quotes, bid side
                                                                                          prices, new issue data, collateral
                                                                                          performance, analysis of prepayment
                                                   Multi-dimensional attribute-based      speeds, cash flows, collateral loss
                                                   modeling systems, spread matrix        analytics, historical issue analysis,
                                                   priced to swap curves, price quotes    trade data from market makers, TRACE
Other asset-backed....................   $699.2    from market makers, internal models    reports
--------------------------------------------------------------------------------------------------------------------------------

  . Internal models: A portion of our non-U.S. government, U.S. corporate and non-U.S. corporate securities are valued using internal models. The fair value of these fixed maturity securities were $10.6 million, $220.2 million and $88.2 million, respectively, as of December 31, 2016. Internally modeled securities are primarily private fixed maturity securities where we use market observable inputs such as an interest rate yield curve, published credit spreads for similar securities based on the external ratings of the instrument and related industry sector of the issuer. Additionally, we may apply certain price caps and liquidity premiums in the valuation of private fixed maturity securities. Price caps and liquidity premiums are established using inputs from market participants.

   Equity securities. The primary inputs to the valuation include quoted prices for identical assets, or similar assets in markets that are not active.

   Securities lending collateral

   The fair value of securities held as collateral is primarily based on Level 2 inputs from market information for the collateral that is held on our behalf by the custodian. We determine fair value after considering prices obtained by third-party pricing services.

Level 3 measurements

   Fixed maturity securities

  . Internal models: A portion of our U.S. corporate, non-U.S. corporate and residential mortgage-backed securities are valued using internal models. The primary inputs to the valuation of the bond population

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

      include quoted prices for identical assets, or similar assets in markets that are not active, contractual cash flows, duration, call provisions, issuer rating, benchmark yields and credit spreads. Certain private fixed maturity securities are valued using an internal model using market observable inputs such as interest rate yield curve, as well as published credit spreads for similar securities where there are no external ratings of the instrument and include a significant unobservable input. Additionally, we may apply certain price caps and liquidity premiums in the valuation of private fixed maturity securities. Price caps are established using inputs from market participants. For structured securities, the primary inputs to the valuation include quoted prices for identical assets, or similar assets in markets that are not active, contractual cash flows, weighted-average coupon, weighted-average maturity, issuer rating, structure of the security, expected prepayment speeds and volumes, collateral type, current and forecasted loss severity, average delinquency rates, vintage of the loans, geographic region, debt service coverage ratios, payment priority with the tranche, benchmark yields and credit spreads. The fair value of our Level 3 fixed maturity securities priced using internal models was $957.5 million as of December 31, 2016.

  . Broker quotes: A portion of our U.S. corporate, non-U.S. corporate, residential mortgage-backed, commercial mortgage-backed and other asset-backed securities are valued using broker quotes. Broker quotes are obtained from third-party providers that have current market knowledge to provide a reasonable price for securities not routinely priced by third-party pricing services. Brokers utilized for valuation of assets are reviewed annually. The fair value of our Level 3 fixed maturity securities priced by broker quotes was $196.7 million as of December 31, 2016.

   Equity securities. The primary inputs to the valuation include broker quotes where the underlying inputs are unobservable and for internal models, structure of the security and issuer rating.

   GMWB embedded derivatives

   We are required to bifurcate an embedded derivative for certain features associated with annuity products and related reinsurance agreements where we provide a GMWB to the policyholder and are required to record the GMWB embedded derivative at fair value. The valuation of our GMWB embedded derivative is based on an income approach that incorporates inputs such as forward interest rates, equity index volatility, equity index and fund correlation, and policyholder assumptions such as utilization, lapse and mortality. In addition to these inputs, we also consider risk and expense margins when determining the projected cash flows that would be determined by another market participant. While the risk and expense margins are considered in determining fair value, these inputs do not have a significant impact on the valuation. We determine fair value using an internal model based on the various inputs noted above. The resulting fair value measurement from the model is reviewed by the product actuarial, risk and finance professionals each reporting period with changes in fair value also being compared to changes in derivatives and other instruments used to mitigate changes in fair value from certain market risks, such as equity index volatility and interest rates.

   For GMWB liabilities, non-performance risk is integrated into the discount rate. Our discount rate used to determine fair value of our GMWB liabilities includes market credit spreads above U.S. Treasury rates to reflect an adjustment for the non-performance risk of the GMWB liabilities. As of December 31, 2016 and 2015, the impact of non-performance risk resulted in a lower fair value of our GMWB liabilities of $62.1 million and $67.8 million, respectively.

   To determine the appropriate discount rate to reflect the non-performance risk of the GMWB liabilities, we evaluate the non-performance risk in our liabilities based on a hypothetical exit market transaction as there is no

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

exit market for these types of liabilities. A hypothetical exit market can be viewed as a hypothetical transfer of the liability to another similarly rated insurance company which would closely resemble a reinsurance transaction. Another hypothetical exit market transaction can be viewed as a hypothetical transaction from the perspective of the GMWB policyholder. In determining the appropriate discount rate to incorporate non-performance risk of the GMWB liabilities, we also considered the impacts of state guarantees embedded in the related insurance product as a form of inseparable third-party guarantee. We believe that a hypothetical exit market participant would use a similar discount rate as described above to value the liabilities.

   For equity index volatility, we determine the projected equity market volatility using both historical volatility and projected equity market volatility with more significance being placed on projected near-term volatility and recent historical data. Given the different attributes and market characteristics of GMWB liabilities compared to equity index options in the derivative market, the equity index volatility assumption for GMWB liabilities may be different from the volatility assumption for equity index options, especially for the longer dated points on the curve.

   Equity index and fund correlations are determined based on historical price observations for the fund and equity index.

   For policyholder assumptions, we use our expected lapse, mortality and utilization assumptions and update these assumptions for our actual experience, as necessary. For our lapse assumption, we adjust our base lapse assumption by policy based on a combination of the policyholder's current account value and GMWB benefit.

   We classify the GMWB valuation as Level 3 based on having significant unobservable inputs, with equity index volatility and non-performance risk being considered the more significant unobservable inputs. As equity index volatility increases, the fair value of the GMWB liabilities will increase. Any increase in non-performance risk would increase the discount rate and would decrease the fair value of the GMWB liability. Additionally, we consider lapse and utilization assumptions to be significant unobservable inputs. An increase in our lapse assumption would decrease the fair value of the GMWB liability, whereas an increase in our utilization rate would increase the fair value.

   Fixed index annuity embedded derivatives

   We have fixed indexed annuity products where interest is credited to the policyholder's account balance based on equity index changes. This feature is required to be bifurcated as an embedded derivative and recorded at fair value. Fair value is determined using an income approach where the present value of the excess cash flows above the guaranteed cash flows is used to determine the value attributed to the equity index feature. The inputs used in determining the fair value include policyholder behavior (lapses and withdrawals), near-term equity index volatility, expected future interest credited, forward interest rates and an adjustment to the discount rate to incorporate non-performance risk and risk margins. As a result of our assumptions for policyholder behavior and expected future interest credited being considered significant unobservable inputs, we classify these instruments as Level 3. As lapses and withdrawals increase, the value of our embedded derivative liability will decrease. As expected future interest credited decreases, the value of our embedded derivative liability will decrease.

   Indexed universal life embedded derivatives

   We have indexed universal life products where interest is credited to the policyholder's account balance based on equity index changes. This feature is required to be bifurcated as an embedded derivative and recorded

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

at fair value. Fair value is determined using an income approach where the present value of the excess cash flows above the guaranteed cash flows is used to determine the value attributed to the equity index feature. The inputs used in determining the fair value include policyholder behavior (lapses and withdrawals), near-term equity index volatility, expected future interest credited, forward interest rates and an adjustment to the discount rate to incorporate non-performance risk and risk margins. As a result of our assumptions for policyholder behavior and expected future interest credited being considered significant unobservable inputs, we classify these instruments as Level 3. As lapses and withdrawals increase, the value of our embedded derivative liability will decrease. As expected future interest credited decreases, the value of our embedded derivative liability will decrease.

Derivatives

   We consider counterparty collateral arrangements and rights of set-off when evaluating our net credit risk exposure to our derivative counterparties. Accordingly, we are permitted to include consideration of these arrangements when determining whether any incremental adjustment should be made for both the counterparty's and our non-performance risk in measuring fair value for our derivative instruments. As a result of these counterparty arrangements, we determined that any adjustment for credit risk would not be material and we have not recorded any incremental adjustment for our non-performance risk or the non-performance risk of the derivative counterparty for our derivative assets or liabilities. We determine fair value for our derivatives using an income approach with internal models based on relevant market inputs for each derivative instrument. We also compare the fair value determined using our internal model to the valuations provided by our derivative counterparties with any significant differences or changes in valuation being evaluated further by our derivatives professionals that are familiar with the instrument and market inputs used in the valuation.

   Interest rate swaps. The valuation of interest rate swaps is determined using an income approach. The primary input into the valuation represents the forward interest rate swap curve, which is generally considered an observable input, and results in the derivative being classified as Level 2. For certain interest rate swaps, the inputs into the valuation also include the total returns of certain bonds that would primarily be considered an observable input and result in the derivative being classified as Level 2. For certain other swaps, there are features that provide an option to the counterparty to terminate the swap at specified dates. The interest rate volatility input used to value these options would be considered a significant unobservable input and results in the fair value measurement of the derivative being classified as Level 3. These options to terminate the swap by the counterparty are based on forward interest rate swap curves and volatility. As interest rate volatility increases, our valuation of the derivative changes unfavorably.

   Credit default swaps. We have single name credit default swaps. We utilize an income approach to determine fair value based on using current market information for the credit spreads of the reference entity, which is considered observable inputs based on the reference entities of our derivatives and results in these derivatives being classified as Level 2.

   Equity index options. We have equity index options associated with various equity indices. The valuation of equity index options is determined using an income approach. The primary inputs into the valuation represent forward interest rate volatility and time value component associated with the optionality in the derivative, which are considered significant unobservable inputs in most instances. The equity index volatility surface is determined based on market information that is not readily observable and is developed based upon inputs received from several third-party sources. Accordingly, these options are classified as Level 3. As equity index volatility increases, our valuation of these options changes favorably.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Financial futures. The fair value of financial futures is based on the closing exchange prices. Accordingly, these financial futures are classified as Level 1. The period end valuation is zero as a result of settling the margins on these contracts on a daily basis.

   Equity return swaps. The valuation of equity return swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and underlying equity index values, which are generally considered observable inputs, and results in the derivative being classified as Level 2.

   Limited guarantee. The valuation of the limited guarantee is determined using an income approach. The primary inputs into the valuation represent policyholder behavior, such as lapses and mortality, and future interest rates to project future results to determine the scenarios when the limited guarantee payments, if any, would be required using probability weighted scenarios. As a result of the significant unobservable inputs associated with the assumptions used to project future results, the limited guarantee is classified as Level 3. Genworth Holdings, Inc. provides a limited guarantee to Rivermont I, our wholly-owned subsidiary, whereby Rivermont I is guaranteed to receive a prescribed rate of return on its modified coinsurance agreement assets held by GLAIC. This limited guarantee is accounted for as a derivative that does not qualify for hedge accounting and is carried at fair value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following tables set forth our assets by class of instrument that are measured at fair value on a recurring basis as of December 31:

                                                                                       2016
                                                                       -------------------------------------
(Amounts in millions)                                                    Total   Level 1   Level 2  Level 3
---------------------                                                  --------- -------- --------- --------
Assets
    Investments:
       Fixed maturity securities:
          U.S. government, agencies and government-sponsored
           enterprises................................................ $   954.7 $     -- $   954.7 $     --
          State and political subdivisions............................     624.0       --     624.0       --
          Non-U.S. government.........................................     169.0       --     169.0       --
          U.S. corporate:
             Utilities................................................   1,067.6       --     822.4    245.2
             Energy...................................................     614.9       --     562.8     52.1
             Finance and insurance....................................   1,167.0       --     985.4    181.6
             Consumer--non-cyclical...................................     885.9       --     857.2     28.7
             Technology and communications............................     528.5       --     528.5       --
             Industrial...............................................     245.7       --     245.7       --
             Capital goods............................................     534.8       --     503.3     31.5
             Consumer--cyclical.......................................     339.3       --     270.2     69.1
             Transportation...........................................     321.6       --     263.3     58.3
             Other....................................................     163.1       --      90.3     72.8
                                                                       --------- -------- --------- --------
             Total U.S. corporate.....................................   5,868.4       --   5,129.1    739.3
                                                                       --------- -------- --------- --------
          Non-U.S. corporate:
             Utilities................................................     123.3       --      41.6     81.7
             Energy...................................................     246.7       --     193.8     52.9
             Finance and insurance....................................     399.5       --     354.6     44.9
             Consumer--non-cyclical...................................     133.6       --      88.3     45.3
             Technology and communications............................     188.9       --     176.4     12.5
             Industrial...............................................     189.8       --     173.5     16.3
             Capital goods............................................     118.3       --      69.3     49.0
             Consumer--cyclical.......................................      45.3       --      40.6      4.7
             Transportation...........................................     144.5       --     107.1     37.4
             Other....................................................     359.1       --     355.5      3.6
                                                                       --------- -------- --------- --------
             Total non-U.S. corporate.................................   1,949.0       --   1,600.7    348.3
                                                                       --------- -------- --------- --------
          Residential mortgage-backed.................................   1,267.3       --   1,263.2      4.1
          Commercial mortgage-backed..................................     825.2       --     815.6      9.6
          Other asset-backed..........................................     752.1       --     699.2     52.9
                                                                       --------- -------- --------- --------
          Total fixed maturity securities.............................  12,409.7       --  11,255.5  1,154.2
                                                                       --------- -------- --------- --------
       Equity securities..............................................      53.3     30.1       7.4     15.8
                                                                       --------- -------- --------- --------
       Other invested assets:
          Trading securities..........................................     259.1       --     259.1       --
          Derivative assets:
             Interest rate swaps......................................       0.2       --       0.2       --
             Equity index options.....................................      72.0       --        --     72.0
             Limited guarantee........................................       0.5       --        --      0.5
                                                                       --------- -------- --------- --------
             Total derivative assets..................................      72.7       --       0.2     72.5
                                                                       --------- -------- --------- --------
          Securities lending collateral...............................      89.0       --      89.0       --
                                                                       --------- -------- --------- --------
          Total other invested assets.................................     420.8       --     348.3     72.5
                                                                       --------- -------- --------- --------
    Reinsurance recoverable/(1)/......................................      13.3       --        --     13.3
    Separate account assets...........................................   6,704.4  6,704.4        --       --
                                                                       --------- -------- --------- --------
             Total assets............................................. $19,601.5 $6,734.5 $11,611.2 $1,255.8
                                                                       ========= ======== ========= ========

--------
/(1)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                                                                       2015
                                                                       -------------------------------------
(Amounts in millions)                                                    Total   Level 1   Level 2  Level 3
---------------------                                                  --------- -------- --------- --------
Assets
    Investments:
       Fixed maturity securities:
          U.S. government, agencies and government-sponsored
           enterprises................................................ $   961.4 $     -- $   961.4 $     --
          State and political subdivisions............................     612.5       --     612.5       --
          Non-U.S.government..........................................     172.2       --     172.2       --
          U.S. corporate:
             Utilities................................................     805.0       --     601.7    203.3
             Energy...................................................     661.6       --     589.4     72.2
             Finance and insurance....................................   1,133.1       --     957.9    175.2
             Consumer--non-cyclical...................................     796.3       --     771.5     24.8
             Technology and communications............................     471.2       --     471.2       --
             Industrial...............................................     255.6       --     246.7      8.9
             Capital goods............................................     409.0       --     373.2     35.8
             Consumer--cyclical.......................................     436.1       --     349.6     86.5
             Transportation...........................................     289.1       --     250.1     39.0
             Other....................................................     166.4       --      97.6     68.8
                                                                       --------- -------- --------- --------
             Total U.S. corporate.....................................   5,423.4       --   4,708.9    714.5
                                                                       --------- -------- --------- --------
          Non-U.S. corporate:
             Utilities................................................     127.7       --      61.8     65.9
             Energy...................................................     297.0       --     226.9     70.1
             Finance and insurance....................................     425.7       --     369.8     55.9
             Consumer--non-cyclical...................................     161.1       --     125.7     35.4
             Technology and communications............................     222.1       --     214.6      7.5
             Industrial...............................................     241.0       --     211.0     30.0
             Capital goods............................................     127.7       --      62.3     65.4
             Consumer--cyclical.......................................      56.6       --      51.4      5.2
             Transportation...........................................     137.2       --     113.6     23.6
             Other....................................................     202.5       --     174.9     27.6
                                                                       --------- -------- --------- --------
             Total non-U.S. corporate.................................   1,998.6       --   1,612.0    386.6
                                                                       --------- -------- --------- --------
          Residential mortgage-backed.................................   1,574.0       --   1,543.9     30.1
          Commercial mortgage-backed..................................     777.3       --     771.7      5.6
          Other asset-backed..........................................     908.4       --     519.8    388.6
                                                                       --------- -------- --------- --------
          Total fixed maturity securities.............................  12,427.8       --  10,902.4  1,525.4
                                                                       --------- -------- --------- --------
       Equity securities..............................................      54.8     38.0       1.0     15.8
                                                                       --------- -------- --------- --------
       Other invested assets:
          Trading securities..........................................     442.3       --     442.3       --
          Derivative assets:
             Interest rate swaps......................................       0.7       --       0.7       --
             Credit default swaps.....................................       0.1       --       0.1       --
             Equity index options.....................................      28.3       --        --     28.3
             Equity return swaps......................................       2.1       --       2.1       --
             Limited guarantee........................................       3.8       --        --      3.8
                                                                       --------- -------- --------- --------
             Total derivative assets..................................      35.0       --       2.9     32.1
                                                                       --------- -------- --------- --------
          Securities lending collateral...............................      95.7       --      95.7       --
                                                                       --------- -------- --------- --------
          Total other invested assets.................................     573.0       --     540.9     32.1
                                                                       --------- -------- --------- --------
    Other assets/(1)/.................................................      38.9       --      38.9       --
    Reinsurance recoverable/(2)/......................................      14.1       --        --     14.1
    Separate account assets...........................................   7,228.9  7,228.9        --       --
                                                                       --------- -------- --------- --------
             Total assets............................................. $20,337.5 $7,266.9 $11,483.2 $1,587.4
                                                                       ========= ======== ========= ========

--------
/(1)/Represents embedded derivatives associated with certain reinsurance agreements.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1, which primarily represents mutual fund investments, we typically do not have any transfers between Level 1 and Level 2 measurement categories and did not have any such transfers during any period presented.

   Our assessment of whether or not there were significant unobservable inputs related to fixed maturity securities was based on our observations obtained through the course of managing our investment portfolio, including interaction with other market participants, observations related to the availability and consistency of pricing and/or rating, and understanding of general market activity such as new issuance and the level of secondary market trading for a class of securities. Additionally, we considered data obtained from third-party pricing sources to determine whether our estimated values incorporate significant unobservable inputs that would result in the valuation being classified as Level 3.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

                                                 Total realized and
                                                 unrealized gains
                                      Beginning      (losses)
                                       balance   ----------------
                                        as of    Included                                                     Transfer
                                      January 1,  in net   Included                                             into
(Amounts in millions)                    2016      loss     in OCI  Purchases  Sales   Issuances Settlements Level 3/(1)/
---------------------                 ---------- --------  -------- --------- -------  --------- ----------- -----------
Fixed maturity securities:
   U.S. corporate:
         Utilities...................  $  203.3   $  --     $(1.7)   $ 57.5   $  (5.5)   $ --      $  (7.7)    $ 25.5
         Energy......................      72.2      --      (1.8)     10.0        --      --         (7.3)        --
         Finance and
          insurance..................     175.2     0.7      (2.1)     21.0      (5.0)     --         (8.1)      14.2
         Consumer--
          non-cyclical...............      24.8      --       0.8       8.0      (4.9)     --           --         --
         Industrial..................       8.9     1.9       0.1        --        --      --        (10.9)        --
         Capital goods...............      35.8     0.4       0.7       8.7      (4.2)     --         (4.5)       0.7
         Consumer--cyclical..........      86.5     1.8      (0.8)       --      (4.7)     --        (28.0)      14.3
         Transportation..............      39.0      --      (2.4)     24.9        --      --         (3.2)        --
         Other.......................      68.8      --      (2.7)       --        --      --         (3.7)      14.0
                                       --------   -----     -----    ------   -------    ----      -------     ------
         Total U.S. corporate........     714.5     4.8      (9.9)    130.1     (24.3)     --        (73.4)      68.7
                                       --------   -----     -----    ------   -------    ----      -------     ------
   Non-U.S. corporate:
         Utilities...................      65.9      --      (0.6)     21.5      (5.1)     --           --         --
         Energy......................      70.1      --       9.6        --     (16.0)     --        (10.8)        --
         Finance and
          insurance..................      55.9      --        --      10.0      (1.0)     --        (20.0)        --
         Consumer--
          non-cyclical...............      35.4      --       1.5        --      (3.0)     --         (0.7)      12.1
         Technology and
          communications.............       7.5      --        --       7.0      (2.0)     --           --         --
         Industrial..................      30.0      --       2.1        --     (20.9)     --           --        5.1
         Capital goods...............      65.4      --       1.1        --        --      --         (1.9)        --
         Consumer--cyclical..........       5.2      --       0.1        --        --      --         (0.6)        --
         Transportation..............      23.6      --      (1.7)      6.0        --      --           --        9.5
         Other.......................      27.6    (2.4)      1.5        --     (13.2)     --         (0.4)        --
                                       --------   -----     -----    ------   -------    ----      -------     ------
         Total non-U.S.
          corporate..................     386.6    (2.4)     13.6      44.5     (61.2)     --        (34.4)      26.7
                                       --------   -----     -----    ------   -------    ----      -------     ------
   Residential mortgage-backed.......      30.1    (0.1)      0.3        --      (9.1)     --         (3.7)        --
   Commercial mortgage-backed........       5.6      --      (1.6)      0.1        --      --         (2.5)      11.1
   Other asset-backed................     388.6    (1.3)     (0.4)       --      (1.3)     --         (3.1)      14.6
                                       --------   -----     -----    ------   -------    ----      -------     ------
   Total fixed maturity securities...   1,525.4     1.0       2.0     174.7     (95.9)     --       (117.1)     121.1
                                       --------   -----     -----    ------   -------    ----      -------     ------
Equity securities....................      15.8      --        --        --        --      --           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
Other invested assets:
   Derivative assets:
      Equity index options...........      28.3    11.5        --      64.5     (32.3)     --           --         --
      Limited guarantee..............       3.8    (3.3)       --        --        --      --           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
      Total derivative assets........      32.1     8.2        --      64.5     (32.3)     --           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
   Total other invested assets.......      32.1     8.2        --      64.5     (32.3)     --           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
Reinsurance recoverable/(2)/.........      14.1    (2.6)       --        --        --     1.8           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
Total Level 3 assets.................  $1,587.4   $ 6.6     $ 2.0    $239.2   $(128.2)   $1.8      $(117.1)    $121.1
                                       ========   =====     =====    ======   =======    ====      =======     ======

                                                                Total gains
                                                                  (losses)
                                                      Ending    included in
                                                     balance      net loss
                                       Transfer       as of     attributable
                                        out of     December 31,  to assets
(Amounts in millions)                 Level 3/(1)/     2016      still held
---------------------                 -----------  ------------ ------------
Fixed maturity securities:
   U.S. corporate:
         Utilities...................   $ (26.2)     $  245.2      $  --
         Energy......................     (21.0)         52.1         --
         Finance and
          insurance..................     (14.3)        181.6        0.2
         Consumer--
          non-cyclical...............        --          28.7         --
         Industrial..................        --            --         --
         Capital goods...............      (6.1)         31.5        0.1
         Consumer--cyclical..........        --          69.1         --
         Transportation..............        --          58.3         --
         Other.......................      (3.6)         72.8         --
                                        -------      --------      -----
         Total U.S. corporate........     (71.2)        739.3        0.3
                                        -------      --------      -----
   Non-U.S. corporate:
         Utilities...................        --          81.7         --
         Energy......................        --          52.9         --
         Finance and
          insurance..................        --          44.9         --
         Consumer--
          non-cyclical...............        --          45.3         --
         Technology and
          communications.............        --          12.5         --
         Industrial..................        --          16.3         --
         Capital goods...............     (15.6)         49.0         --
         Consumer--cyclical..........        --           4.7         --
         Transportation..............        --          37.4         --
         Other.......................      (9.5)          3.6       (0.3)
                                        -------      --------      -----
         Total non-U.S.
          corporate..................     (25.1)        348.3       (0.3)
                                        -------      --------      -----
   Residential mortgage-backed.......     (13.4)          4.1         --
   Commercial mortgage-backed........      (3.1)          9.6         --
   Other asset-backed................    (344.2)         52.9         --
                                        -------      --------      -----
   Total fixed maturity securities...    (457.0)      1,154.2         --
                                        -------      --------      -----
Equity securities....................        --          15.8         --
                                        -------      --------      -----
Other invested assets:
   Derivative assets:
      Equity index options...........        --          72.0       12.5
      Limited guarantee..............        --           0.5       (3.3)
                                        -------      --------      -----
      Total derivative assets........        --          72.5        9.2
                                        -------      --------      -----
   Total other invested assets.......        --          72.5        9.2
                                        -------      --------      -----
Reinsurance recoverable/(2)/.........        --          13.3       (2.6)
                                        -------      --------      -----
Total Level 3 assets.................   $(457.0)     $1,255.8      $ 6.6
                                        =======      ========      =====

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads, as well as changes in the industry sectors assigned to specific securities. Most significantly, the majority of the transfers out of Level 3 related to a reclassification of collateralized loan obligation securities previously valued using a broker priced source to now being valued using third-party pricing services.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                                      Total
                                                  realized and
                                                unrealized gains
                                     Beginning      (losses)
                                      balance   ----------------
                                       as of    Included                                                    Transfer
                                     January 1,  in net  Included                                             into
(Amounts in millions)                   2015      loss    in OCI  Purchases  Sales   Issuances Settlements Level 3/(1)/
---------------------                ---------- -------- -------- --------- -------  --------- ----------- -----------
Fixed maturity securities:
   State and political
    subdivisions....................  $    5.1   $   --   $   --   $   --   $    --    $ --      $    --     $   --
   U.S. corporate:
      Utilities.....................     199.3       --     (3.2)     9.0        --      --         (1.8)        --
      Energy........................      83.8       --     (3.4)      --      (4.1)     --         (4.1)        --
      Finance and insurance.........     117.5      0.5     (1.9)    35.0        --      --         (4.5)      36.6
      Consumer--non-cyclical........      46.8       --      0.1       --        --      --        (12.0)        --
      Industrial....................        --       --     (0.1)     9.0        --      --           --         --
      Capital goods.................      32.3      0.1     (1.6)     7.8      (2.8)     --           --         --
      Consumer--cyclical............     124.2       --     (4.8)    20.0        --      --         (4.9)       0.5
      Transportation................      68.4       --     (0.4)      --        --      --        (17.5)        --
      Other.........................      72.8       --     (0.7)      --        --      --         (3.3)        --
                                      --------   ------   ------   ------   -------    ----      -------     ------
      Total U.S. corporate..........     745.1      0.6    (16.0)    80.8      (6.9)     --        (48.1)      37.1
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Non-U.S. corporate:
      Utilities.....................      76.4       --     (0.5)    10.0        --      --        (20.0)        --
      Energy........................     101.6     (0.3)    (6.1)      --      (4.7)     --        (20.4)        --
      Finance and insurance.........      78.1      2.4     (1.7)      --        --      --        (21.4)        --
      Consumer--non-cyclical........      39.1       --     (2.0)     9.0        --      --        (10.7)        --
      Technology and
       communications...............        --       --     (0.5)     8.0        --      --           --         --
      Industrial....................      50.3       --     (1.0)     1.0        --      --         (4.0)        --
      Capital goods.................      72.6       --     (2.2)      --        --      --         (5.0)        --
      Consumer--cyclical............      15.8       --     (0.4)      --        --      --           --       15.0
      Transportation................      31.9       --     (0.3)      --        --      --         (8.0)        --
      Other.........................      27.6       --      0.7       --        --      --         (0.7)        --
                                      --------   ------   ------   ------   -------    ----      -------     ------
      Total non-U.S. corporate......     493.4      2.1    (14.0)    28.0      (4.7)     --        (90.2)      15.0
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Residential mortgage-backed......      12.9     (0.2)    (0.4)    13.8        --      --         (4.0)      18.0
   Commercial mortgage-backed.......       1.0       --     (0.4)     9.3        --      --         (0.8)      10.0
   Other asset-backed...............     553.4     (1.1)     1.8     54.0    (172.4)     --        (75.9)      74.9
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Total fixed maturity securities..   1,810.9      1.4    (29.0)   185.9    (184.0)     --       (219.0)     155.0
                                      --------   ------   ------   ------   -------    ----      -------     ------
Equity securities...................      15.9       --     (0.1)      --        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
Other invested assets:
   Derivative assets:
    Equity index options............      14.3    (23.1)      --     37.1        --      --           --         --
    Limited guarantee...............       5.2     (1.4)      --       --        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
    Total derivative assets.........      19.5    (24.5)      --     37.1        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Total other invested assets......      19.5    (24.5)      --     37.1        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
Reinsurance recoverable/(2)/........      10.9      1.2       --       --        --     2.0           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
Total Level 3 assets................  $1,857.2   $(21.9)  $(29.1)  $223.0   $(184.0)   $2.0      $(219.0)    $155.0
                                      ========   ======   ======   ======   =======    ====      =======     ======

                                                               Total gains
                                                                 (losses)
                                                     Ending    included in
                                                    balance      net loss
                                      Transfer       as of     attributable
                                       out of     December 31,  to assets
(Amounts in millions)                Level 3/(1)/     2015      still held
---------------------                -----------  ------------ ------------
Fixed maturity securities:
   State and political
    subdivisions....................   $  (5.1)     $     --      $  --
   U.S. corporate:
      Utilities.....................        --         203.3         --
      Energy........................        --          72.2         --
      Finance and insurance.........      (8.0)        175.2        0.5
      Consumer--non-cyclical........     (10.1)         24.8         --
      Industrial....................        --           8.9         --
      Capital goods.................        --          35.8        0.1
      Consumer--cyclical............     (48.5)         86.5         --
      Transportation................     (11.5)         39.0         --
      Other.........................        --          68.8         --
                                       -------      --------      -----
      Total U.S. corporate..........     (78.1)        714.5        0.6
                                       -------      --------      -----
   Non-U.S. corporate:
      Utilities.....................        --          65.9         --
      Energy........................        --          70.1       (0.3)
      Finance and insurance.........      (1.5)         55.9         --
      Consumer--non-cyclical........        --          35.4         --
      Technology and
       communications...............        --           7.5         --
      Industrial....................     (16.3)         30.0         --
      Capital goods.................        --          65.4         --
      Consumer--cyclical............     (25.2)          5.2         --
      Transportation................        --          23.6         --
      Other.........................        --          27.6         --
                                       -------      --------      -----
      Total non-U.S. corporate......     (43.0)        386.6       (0.3)
                                       -------      --------      -----
   Residential mortgage-backed......     (10.0)         30.1       (0.2)
   Commercial mortgage-backed.......     (13.5)          5.6         --
   Other asset-backed...............     (46.1)        388.6       (1.6)
                                       -------      --------      -----
   Total fixed maturity securities..    (195.8)      1,525.4       (1.5)
                                       -------      --------      -----
Equity securities...................        --          15.8         --
                                       -------      --------      -----
Other invested assets:
   Derivative assets:
    Equity index options............        --          28.3       (2.6)
    Limited guarantee...............        --           3.8       (1.4)
                                       -------      --------      -----
    Total derivative assets.........        --          32.1       (4.0)
                                       -------      --------      -----
   Total other invested assets......        --          32.1       (4.0)
                                       -------      --------      -----
Reinsurance recoverable/(2)/........        --          14.1        1.2
                                       -------      --------      -----
Total Level 3 assets................   $(195.8)     $1,587.4      $(4.3)
                                       =======      ========      =====

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads, as well as changes in the industry sectors assigned to specific securities.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                              Total realized and
                                              unrealized gains
                                   Beginning      (losses)
                                    balance   ----------------
                                     as of    Included                                                    Transfer
                                   January 1,  in net   Included                                            into
(Amounts in millions)                 2014      loss     in OCI  Purchases  Sales  Issuances Settlements Level 3/(1)/
---------------------              ---------- --------  -------- --------- ------  --------- ----------- -----------
Fixed maturity securities:
   State and political
    subdivisions..................  $     --   $   --    $ 0.1    $  5.0   $   --    $ --      $    --     $   --
   Non-U.S. government............      10.9       --      0.1        --       --      --           --         --
   U.S. corporate:
      Utilities...................     192.4     (0.1)     3.8        --       --      --         (3.4)      17.9
      Energy......................     100.7     (0.1)     0.4        --       --      --         (1.1)        --
      Finance and insurance.......      58.6      1.0      0.8      10.8     (0.8)     --         (2.8)      53.1
      Consumer--
       non-cyclical...............      56.0      2.1     (2.7)       --       --      --        (18.6)      10.0
      Technology and
       communications.............      10.7      0.1      0.4        --    (10.1)     --         (1.1)        --
      Industrial..................       8.8      0.9     (0.1)       --       --      --         (7.7)       0.1
      Capital goods...............      18.2      0.1      0.5       8.0       --      --           --        5.5
      Consumer--cyclical..........     131.1       --      1.6      12.0       --      --        (20.5)        --
      Transportation..............      80.3       --     (0.6)     10.0       --      --         (5.0)        --
      Other.......................      74.3       --      3.2       8.3       --      --         (3.1)       0.1
                                    --------   ------    -----    ------   ------    ----      -------     ------
      Total U.S. corporate........     731.1      4.0      7.3      49.1    (10.9)     --        (63.3)      86.7
                                    --------   ------    -----    ------   ------    ----      -------     ------
   Non-U.S. corporate:
      Utilities...................      54.8       --      1.7      16.0       --      --           --        3.9
      Energy......................      98.3       --     (4.7)     22.0       --      --        (19.1)       5.1
      Finance and insurance.......      62.7      0.1      0.2      10.0       --      --         (0.2)       5.3
      Consumer--
       non-cyclical...............      66.8      0.2      0.9        --       --      --        (28.8)        --
      Industrial..................      49.3       --      1.1        --       --      --           --         --
      Capital goods...............      77.7      0.7     (1.6)     15.0    (13.0)     --        (10.7)       4.5
      Consumer--cyclical..........      18.6       --      0.3        --       --      --         (3.0)        --
      Transportation..............      47.6       --     (0.7)       --       --      --        (15.0)        --
      Other.......................      40.1       --     (5.5)       --       --      --        (17.0)      10.0
                                    --------   ------    -----    ------   ------    ----      -------     ------
      Total non-U.S.
       corporate..................     515.9      1.0     (8.3)     63.0    (13.0)     --        (93.8)      28.8
                                    --------   ------    -----    ------   ------    ----      -------     ------
   Residential
    mortgage-backed...............       4.9     (0.1)     0.2      15.5       --      --         (4.0)        --
   Commercial
    mortgage-backed...............       2.3       --      0.5        --       --      --         (1.6)        --
   Other asset-backed.............     390.2      0.7      2.3     112.1       --      --        (50.0)     103.5
                                    --------   ------    -----    ------   ------    ----      -------     ------
   Total fixed maturity
    securities....................   1,655.3      5.6      2.2     244.7    (23.9)     --       (212.7)     219.0
                                    --------   ------    -----    ------   ------    ----      -------     ------
Equity securities.................      20.7       --      0.2        --     (5.0)     --           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
Other invested assets:
   Derivative assets:
    Equity index options..........      10.9    (28.0)      --      31.4       --      --           --         --
    Limited guarantee.............        --      5.2       --        --       --      --           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
      Total derivative assets.....      10.9    (22.8)      --      31.4       --      --           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
   Total other invested assets....      10.9    (22.8)      --      31.4       --      --           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
Reinsurance recoverable/(2)/......      (0.7)     9.3       --        --       --     2.3           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
Total Level 3 assets..............  $1,686.2   $ (7.9)   $ 2.4    $276.1   $(28.9)   $2.3      $(212.7)    $219.0
                                    ========   ======    =====    ======   ======    ====      =======     ======

                                                             Total gains
                                                               (losses)
                                                   Ending    included in
                                                  balance      net loss
                                    Transfer       as of     attributable
                                     out of     December 31,  to assets
(Amounts in millions)              Level 3/(1)/     2014      still held
---------------------              -----------  ------------ ------------
Fixed maturity securities:
   State and political
    subdivisions..................   $   --       $    5.1      $   --
   Non-U.S. government............    (11.0)            --          --
   U.S. corporate:
      Utilities...................    (11.3)         199.3        (0.1)
      Energy......................    (16.1)          83.8        (0.1)
      Finance and insurance.......     (3.2)         117.5         0.8
      Consumer--
       non-cyclical...............       --           46.8          --
      Technology and
       communications.............       --             --          --
      Industrial..................     (2.0)            --          --
      Capital goods...............       --           32.3         0.1
      Consumer--cyclical..........       --          124.2          --
      Transportation..............    (16.3)          68.4          --
      Other.......................    (10.0)          72.8          --
                                     ------       --------      ------
      Total U.S. corporate........    (58.9)         745.1         0.7
                                     ------       --------      ------
   Non-U.S. corporate:
      Utilities...................       --           76.4          --
      Energy......................       --          101.6          --
      Finance and insurance.......       --           78.1         0.1
      Consumer--
       non-cyclical...............       --           39.1          --
      Industrial..................     (0.1)          50.3          --
      Capital goods...............       --           72.6          --
      Consumer--cyclical..........     (0.1)          15.8          --
      Transportation..............       --           31.9          --
      Other.......................       --           27.6          --
                                     ------       --------      ------
      Total non-U.S.
       corporate..................     (0.2)         493.4         0.1
                                     ------       --------      ------
   Residential
    mortgage-backed...............     (3.6)          12.9          --
   Commercial
    mortgage-backed...............     (0.2)           1.0          --
   Other asset-backed.............     (5.4)         553.4         0.5
                                     ------       --------      ------
   Total fixed maturity
    securities....................    (79.3)       1,810.9         1.3
                                     ------       --------      ------
Equity securities.................       --           15.9          --
                                     ------       --------      ------
Other invested assets:
   Derivative assets:
    Equity index options..........       --           14.3       (24.6)
    Limited guarantee.............       --            5.2         5.2
                                     ------       --------      ------
      Total derivative assets.....       --           19.5       (19.4)
                                     ------       --------      ------
   Total other invested assets....       --           19.5       (19.4)
                                     ------       --------      ------
Reinsurance recoverable/(2)/......       --           10.9         9.3
                                     ------       --------      ------
Total Level 3 assets..............   $(79.3)      $1,857.2      $ (8.8)
                                     ======       ========      ======

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gains and losses included in net loss from assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(Amounts in millions)                                                         2016  2015    2014
---------------------                                                         ---- ------  ------
Total realized and unrealized gains (losses) included in net loss:
   Net investment income..................................................... $4.7 $  4.1  $  5.5
   Net investment gains (losses).............................................  1.9  (26.0)  (13.4)
                                                                              ---- ------  ------
       Total................................................................. $6.6 $(21.9) $ (7.9)
                                                                              ==== ======  ======
Total gains (losses) included in net loss attributable to assets still held:
   Net investment income..................................................... $0.3 $  1.2  $  1.3
   Net investment gains (losses).............................................  6.3   (5.5)  (10.1)
                                                                              ---- ------  ------
       Total................................................................. $6.6 $ (4.3) $ (8.8)
                                                                              ==== ======  ======

   The amount presented for unrealized gains (losses) included in net loss for available-for-sale securities represents impairments and accretion on certain fixed maturity securities.

   The following table presents a summary of the significant unobservable inputs used for certain asset fair value measurements that are based on internal models and classified as Level 3 as of December 31, 2016:

                                         Valuation
(Amounts in millions)                    technique    Fair value Unobservable input       Range       Weighted-average
---------------------                 --------------- ---------- ------------------ ----------------- ----------------
Assets
    Fixed maturity securities:
     U.S. corporate:
       Utilities..................... Internal models   $242.2     Credit spreads    92bps - 405bps        140bps
       Energy........................ Internal models     16.9     Credit spreads    109bps - 226bps       196bps
       Finance and insurance......... Internal models    162.5     Credit spreads    100bps - 370bps       191bps
       Consumer--non-cyclical........ Internal models     28.7     Credit spreads    148bps - 247bps       206bps
       Capital goods................. Internal models     31.5     Credit spreads    79bps - 257bps        169bps
       Consumer--cyclical............ Internal models     55.4     Credit spreads    79bps - 296bps        207bps
       Transportation................ Internal models     56.6     Credit spreads    79bps - 175bps        139bps
       Other......................... Internal models     59.7     Credit spreads    89bps - 173bps        109bps
                                                        ------
       Total U.S. corporate.......... Internal models   $653.5     Credit spreads    79bps - 405bps        161bps
----------------------------------------------------------------------------------------------------------------------
    Non-U.S. corporate:
       Utilities..................... Internal models   $ 75.7     Credit spreads     101bps - 156bps      126bps
       Energy........................ Internal models     35.8     Credit spreads     117bps - 148bps      139bps
       Finance and insurance......... Internal models     44.9     Credit spreads    138bps - 223bps       148bps
       Consumer--non-cyclical........ Internal models     33.7     Credit spreads    162bps - 232bps       199bps
       Technology and
        communications............... Internal models     12.5     Credit spreads    162bps - 274bps       211bps
       Industrial.................... Internal models     16.3     Credit spreads    117bps - 226bps       186bps
       Capital goods................. Internal models     35.0     Credit spreads    137bps - 186bps       160bps
       Consumer--cyclical............ Internal models      4.7     Credit spreads        121bps        Not applicable
       Transportation................ Internal models     28.0     Credit spreads    100bps - 250bps       133bps
       Other......................... Internal models      2.8     Credit spreads       1,000bps       Not applicable
                                                        ------
       Total non-U.S. corporate...... Internal models   $289.4     Credit spreads   100bps - 1,000bps      160bps
----------------------------------------------------------------------------------------------------------------------
    Derivative assets:
       Equity index options..........   Discounted                  Equity index
                                        cash flows      $ 72.0       volatility         --% - 26%            17%
----------------------------------------------------------------------------------------------------------------------

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Certain classes of instruments classified as Level 3 are excluded above as a result of not being material or due to limitations in being able to obtain the underlying inputs used by certain third-party sources, such as broker quotes, used as an input in determining fair value.

   The following tables set forth our liabilities by class of instrument that are measured at fair value on a recurring basis as of December 31:

                                                                     2016
                                                        ------------------------------
(Amounts in millions)                                   Total  Level 1 Level 2 Level 3
---------------------                                   ------ ------- ------- -------
Liabilities
   Policyholder account balances:
       GMWB embedded derivatives/(1) /................. $261.0   $--    $ --   $261.0
       Fixed index annuity embedded derivatives........  341.0    --      --    341.0
       Indexed universal life embedded derivatives.....   11.5    --      --     11.5
                                                        ------   ---    ----   ------
       Total policyholder account balances.............  613.5    --      --    613.5
                                                        ------   ---    ----   ------
   Derivative liabilities:
       Equity return swaps.............................    1.1    --     1.1       --
                                                        ------   ---    ----   ------
       Total derivative liabilities....................    1.1    --     1.1       --
                                                        ------   ---    ----   ------
          Total liabilities............................ $614.6   $--    $1.1   $613.5
                                                        ======   ===    ====   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

                                                                     2015
                                                        ------------------------------
(Amounts in millions)                                   Total  Level 1 Level 2 Level 3
---------------------                                   ------ ------- ------- -------
Liabilities
   Policyholder account balances:
       GMWB embedded derivatives/(1)/.................. $305.1   $--    $ --   $305.1
       Fixed index annuity embedded derivatives........  338.6    --      --    338.6
       Indexed universal life embedded derivatives.....   10.0    --      --     10.0
                                                        ------   ---    ----   ------
       Total policyholder account balances.............  653.7    --      --    653.7
                                                        ------   ---    ----   ------
   Derivative liabilities:
       Interest rate swaps.............................    0.2    --     0.2       --
       Equity index options............................    0.3    --      --      0.3
                                                        ------   ---    ----   ------
       Total derivative liabilities....................    0.5    --     0.2      0.3
                                                        ------   ---    ----   ------
          Total liabilities............................ $654.2   $--    $0.2   $654.0
                                                        ======   ===    ====   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following tables present additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

                                           Total realized
                                           and unrealized
                               Beginning   (gains) losses                                                               Ending
                                balance   -----------------                                                            balance
                                 as of    Included                                                 Transfer Transfer    as of
                               January 1,  in net  Included                                          into    out of  December 31,
(Amounts in millions)             2016      loss    in OCI  Purchases Sales  Issuances Settlements Level 3  Level 3      2016
---------------------          ---------- -------- -------- --------- -----  --------- ----------- -------- -------- ------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........   $305.1    $(71.1)   $--      $ --    $  --    $27.0     $   --      $--      $--       $261.0
    Fixed index annuity
     embedded
     derivatives..............    338.6      22.0     --        --       --     10.3      (29.9)      --       --        341.0
    Indexed universal life
     embedded
     derivatives..............     10.0      (9.7)    --        --       --     11.2         --       --       --         11.5
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
    Total policyholder
     account balances.........    653.7     (58.8)    --        --       --     48.5      (29.9)      --       --        613.5
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
Derivative liabilities:
    Equity index options......      0.3      (0.3)    --       0.1     (0.1)      --         --       --       --           --
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
    Total derivative
     liabilities..............      0.3      (0.3)    --       0.1     (0.1)      --         --       --       --           --
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
Total Level 3 liabilities.....   $654.0    $(59.1)   $--      $0.1    $(0.1)   $48.5     $(29.9)     $--      $--       $613.5
                                 ======    ======    ===      ====    =====    =====     ======      ===      ===       ======

                               Total (gains)
                                   losses
                                included in
                                  net loss
                                attributable
                               to liabilities
(Amounts in millions)            still held
---------------------          --------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........     $(65.8)
    Fixed index annuity
     embedded
     derivatives..............       22.0
    Indexed universal life
     embedded
     derivatives..............       (9.7)
                                   ------
    Total policyholder
     account balances.........      (53.5)
                                   ------
Derivative liabilities:
    Equity index options......         --
                                   ------
    Total derivative
     liabilities..............         --
                                   ------
Total Level 3 liabilities.....     $(53.5)
                                   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

                                           Total realized
                                           and unrealized
                               Beginning   (gains) losses                                                              Ending
                                balance   -----------------                                                           balance
                                 as of    Included                                                Transfer Transfer    as of
                               January 1,  in net  Included                                         into    out of  December 31,
(Amounts in millions)             2015      loss    in OCI  Purchases Sales Issuances Settlements Level 3  Level 3      2015
---------------------          ---------- -------- -------- --------- ----- --------- ----------- -------- -------- ------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........   $251.7    $22.8     $--       $--     $--   $ 30.6      $  --      $--      $--       $305.1
    Fixed index annuity
     embedded
     derivatives..............    270.2      7.1      --        --      --     65.8       (4.5)      --       --        338.6
    Indexed universal life
     embedded
     derivatives..............      6.7     (6.5)     --        --      --      9.8         --       --       --         10.0
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
    Total policyholder
     account balances.........    528.6     23.4      --        --      --    106.2       (4.5)      --       --        653.7
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
Derivative liabilities:
    Equity index options......       --      0.5      --        --      --       --       (0.2)      --       --          0.3
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
    Total derivative
     liabilities..............       --      0.5      --        --      --       --       (0.2)      --       --          0.3
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
Total Level 3 liabilities.....   $528.6    $23.9     $--       $--     $--   $106.2      $(4.7)     $--      $--       $654.0
                                 ======    =====     ===       ===     ===   ======      =====      ===      ===       ======

                               Total (gains)
                                   losses
                                included in
                                  net loss
                                attributable
                               to liabilities
(Amounts in millions)            still held
---------------------          --------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........     $26.3
    Fixed index annuity
     embedded
     derivatives..............       7.1
    Indexed universal life
     embedded
     derivatives..............      (6.5)
                                   -----
    Total policyholder
     account balances.........      26.9
                                   -----
Derivative liabilities:
    Equity index options......       0.5
                                   -----
    Total derivative
     liabilities..............       0.5
                                   -----
Total Level 3 liabilities.....     $27.4
                                   =====

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                           Total realized
                                           and unrealized
                               Beginning/  (gains) losses                                                              Ending
                                /balance  -----------------                                                           balance
                                 as of    Included                                                Transfer Transfer    as of
                               January 1,  in net  Included                                         into    out of  December 31,
(Amounts in millions)             2014      loss    in OCI  Purchases Sales Issuances Settlements Level 3  Level 3      2014
---------------------          ---------- -------- -------- --------- ----- --------- ----------- -------- -------- ------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1) /........   $ 82.8    $136.2    $--       $--     $--   $ 32.7      $  --      $--      $--       $251.7
    Fixed index annuity
     embedded
     derivatives..............    136.8      26.8     --        --      --    108.1       (1.5)      --       --        270.2
    Indexed universal life
     embedded
     derivatives..............      0.2       1.0     --        --      --      5.5         --       --       --          6.7
                                 ------    ------    ---       ---     ---   ------      -----      ---      ---       ------
    Total policyholder
     account balances.........    219.8     164.0     --        --      --    146.3       (1.5)      --       --        528.6
                                 ------    ------    ---       ---     ---   ------      -----      ---      ---       ------
Total Level 3 liabilities.....   $219.8    $164.0    $--       $--     $--   $146.3      $(1.5)     $--      $--       $528.6
                                 ======    ======    ===       ===     ===   ======      =====      ===      ===       ======

                               Total (gains)/
                                  /losses/
                                /included in
                                  net loss
                                attributable
                               to liabilities
(Amounts in millions)            still held
---------------------          ---------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1) /........     $137.9
    Fixed index annuity
     embedded
     derivatives..............       26.8
    Indexed universal life
     embedded
     derivatives..............        1.0
                                   ------
    Total policyholder
     account balances.........      165.7
                                   ------
Total Level 3 liabilities.....     $165.7
                                   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

   The following table presents the gains and losses included in net loss from liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(Amounts in millions)                                                               2016   2015   2014
---------------------                                                              ------  ----- ------
Total realized and unrealized (gains) losses included in net loss:
   Net investment income.......................................................... $   --  $  -- $   --
   Net investment (gains) losses..................................................  (59.1)  23.9  164.0
                                                                                   ------  ----- ------
       Total...................................................................... $(59.1) $23.9 $164.0
                                                                                   ======  ===== ======
Total (gains) losses included in net loss attributable to liabilities still held:
   Net investment income.......................................................... $   --  $  -- $   --
   Net investment (gains) losses..................................................  (53.5)  27.4  165.7
                                                                                   ------  ----- ------
       Total...................................................................... $(53.5) $27.4 $165.7
                                                                                   ======  ===== ======

   Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases, sales and settlements of fixed maturity, equity and trading securities and purchases, issuances and settlements of derivative instruments.

   Issuances presented for GMWB embedded derivative liabilities are characterized as the change in fair value associated with the product fees recognized that are attributed to the embedded derivative to equal the expected future benefit costs upon issuance. Issuances for fixed index annuity and indexed universal life embedded derivative liabilities represent the amount of the premium received that is attributed to the value of the embedded

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

derivative. Settlements of embedded derivatives are characterized as the change in fair value upon exercising the embedded derivative instrument, effectively representing a settlement of the embedded derivative instrument. We have shown these changes in fair value separately based on the classification of this activity as effectively issuing and settling the embedded derivative instrument with all remaining changes in the fair value of these embedded derivative instruments being shown separately in the category labeled "included in net loss" in the tables presented above.

   The following table presents a summary of the significant unobservable inputs used for certain liability fair value measurements that are based on internal models and classified as Level 3 as of December 31, 2016:

                                                 Valuation
(Amounts in millions)                            technique    Fair value   Unobservable input        Range     Weighted-average
---------------------                         --------------- ---------- ---------------------   ------------- ----------------
Liabilities
    Policyholder account balances:
                                                                               Withdrawal
                                                                               utilization
                                                                                  rate             38% - 82%          63%
                                                                              Lapse rate//         --% - 15%          4%
                                                                             Non-performance
                                                                         risk/ /(credit spreads) 40bps - 85bps       73bps
       GMWB embedded                          Stochastic cash                 Equity index
        derivatives/(1)/.....................   flow model      $261.0         volatility          16% - 24%          21%
-------------------------------------------------------------------------------------------------------------------------------
       Fixed index annuity embedded            Option budget                 Expected future
        derivatives..........................     method        $341.0      interest credited      --% - 3%           2%
-------------------------------------------------------------------------------------------------------------------------------
       Indexed universal life embedded         Option budget                 Expected future
        derivatives..........................     method        $ 11.5      interest credited       3% - 9%           5%
-------------------------------------------------------------------------------------------------------------------------------

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

(15) Variable Interest and Securitization Entities

   VIEs are generally entities that have either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support or whose equity investors lack the characteristics of a controlling financial interest. We evaluate VIEs to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and who directs the activities of the entity that most significantly impact the economic results of the VIE.

   (a) Asset Securitizations

   We have used former affiliates and third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with term securitization entities, as well as transactions with conduits that are sponsored by third parties.

   As of December 31, 2015, we had total securitized assets of $46.8 million of other assets that were not required to be consolidated. As a result of a clean-up call exercised on the securitization entities during 2016, we no longer have any involvement with securitized assets in other assets as of December 31, 2016.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   There has been no new asset securitization activity in 2016 or 2015.

(b) Securitization Entity Required To Be Consolidated

   For VIEs related to asset securitization transactions, we previously consolidated one securitization entity as a result of our involvement in the entity's design or having certain decision making ability regarding the assets held by the securitization entity. The securitization entity was designed to have significant limitations on the types of assets owned and the types and extent of permitted activities and decision making rights. The securitization entity that was consolidated was backed by commercial mortgage loans.

   For the commercial mortgage loan securitization entity, our primary economic interest represents the excess interest of the commercial mortgage loans and the subordinated notes of the securitization entity. During 2013, we exercised a clean up call and repurchased the loans and repaid the outstanding debt. Therefore, there was no activity in 2014, 2015 and 2016.

(16) Dividends and Capital Contributions

   Insurance companies are restricted by state regulations as to the aggregate amount of dividends they may pay to their parent in any consecutive 12-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with 30 days prior written notice within certain limits. The limits are generally based on the greater of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia. Any dividends in excess of limits are deemed "extraordinary" and require approval. Based on statutory results as of December 31, 2016, we are able to distribute $5.2 million in dividends in 2017 without obtaining regulatory approval. Based on statutory results as of December 31, 2016, we estimate our insurance subsidiaries could pay dividends of $25.4 million to us in 2017 without obtaining regulatory approval. However, our insurance subsidiaries may not pay dividends to us in 2017 at this level as they expect to retain capital for growth and to meet capital requirements.

   Our life insurance subsidiaries paid dividends of $80.4 million (none of which were deemed "extraordinary") and $8.3 million (none of which were deemed "extraordinary") during 2016 and 2014, respectively. Our life insurance subsidiaries did not pay any dividends during 2015.

   In 2015 and 2014, we declared and paid cash dividends of $40.5 million and $100.0 million, respectively, to GLIC.

   In 2015, we made cash capital contributions of $34.5 million to GLICNY.

(17) Supplemental Statutory Financial Data

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis either prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income (loss) and stockholder's equity.

   Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by individual state insurance authorities. Our U.S. domiciled insurance subsidiaries

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

have no material permitted accounting practices, except for River Lake VI, River Lake VII, River Lake VIII, River Lake IX and River Lake X (the "SPFCs"). The permitted practices of the SPFCs were an essential element of their design and were expressly included in their plans of operation and in the licensing orders issued by their domiciliary state regulators. Accordingly, we believe that the permitted practices will remain in effect for so long as we maintain the SPFCs. The permitted practices were as follows:

  . River Lake IX and River Lake X were granted a permitted accounting practice from the State of Vermont to carry its excess of loss reinsurance agreement with The Canada Life Assurance Company and Hannover Life Reassurance Company Of America, respectively, as an admitted asset.

  . River Lake VII and River Lake VIII were granted a permitted accounting practice from the State of Vermont to carry their reserves on a basis similar to U.S. GAAP.

  . River Lake VI was granted a permitted accounting practice from the State of Delaware to carry its excess of loss reinsurance agreement with The Canada Life Assurance Company as an admitted asset.

   There was no impact from these permitted practices on our combined U.S. domiciled life insurance subsidiaries' statutory capital and surplus as of December 31, 2016. The impact of these permitted practices on our combined U.S. domiciled life insurance subsidiaries' statutory capital and surplus was $113.1 million as of December 31, 2015. If permitted practices had not been used, no regulatory event would have been triggered.

   The tables below include the combined statutory net income (loss) and statutory capital and surplus for GLAIC and our U.S. domiciled insurance subsidiaries for the periods indicated:

                                                                    Years ended December 31,
                                                                   -------------------------
(Amounts in millions)                                                2016     2015     2014
---------------------                                              -------  -------  -------
GLAIC and our life insurance subsidiaries, excluding captive life reinsurance subsidiaries........................................ $(276.2) $(284.5) $ 202.9
Captive life insurance subsidiaries...............................  (403.2)  (276.2)  (281.1)
                                                                   -------  -------  -------
   Combined statutory net loss.................................... $(679.4) $(560.7) $ (78.2)
                                                                   =======  =======  =======

                                                                          As of December 31,
                                                                          -----------------
(Amounts in millions)                                                       2016      2015
---------------------                                                     --------  --------
Combined statutory capital and surplus, excluding captive life insurance subsidiaries........................................................... $1,547.9  $1,704.8

   The statutory net loss from our captive life reinsurance subsidiaries relates to the reinsurance of term and universal life insurance statutory reserves assumed from GLAIC. These reserves are, in turn, funded through the issuance of surplus notes (non-recourse funding obligations) to third parties or secured by a third-party letter of credit. Accordingly, the combined statutory net loss and distributable income (loss) of GLAIC and our life insurance subsidiaries are not affected by the statutory net loss of the captives, except to the extent dividends are received from the captives. The combined statutory capital and surplus of GLAIC and our life insurance subsidiaries does not include the capital and surplus of our captive life reinsurance subsidiaries of $274.1 million and $671.2 million as of December 31, 2016 and 2015, respectively. Capital and surplus of our captive life reinsurance subsidiaries included surplus notes (non-recourse funding obligations) of Rivermont I as of December 31, 2016 and 2015 and River Lake I and River Lake II as of December 31, 2015, as further described in note 10.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The NAIC has adopted RBC requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset risk;
(ii) insurance risk; (iii) interest rate and equity market risk; and
(iv) business risk. The RBC formula is designated as an early warning tool for the states to identify possible undercapitalized companies for the purpose of initiating regulatory action. In the course of operations, management periodically monitors the RBC level of GLAIC and our subsidiaries. As of December 31, 2016 and 2015, GLAIC and each of our life insurance subsidiaries exceeded the minimum required RBC levels. The consolidated RBC ratio of our U.S. domiciled life insurance subsidiaries was approximately 564% and 596% of the company action level as of December 31, 2016 and 2015, respectively.

   As of December 31, 2016 and 2015, we established $65.2 million and $191.0 million, respectively, of additional statutory reserves resulting from updates to our universal life insurance products with secondary guarantees. In addition, we currently expect to record approximately $94.8 million of additional statutory reserves in each of the next two years.

   Prior to its dissolution in 2016, River Lake IV also prepared financial statements in accordance with local regulatory requirements in Bermuda. As of December 31, 2015, local statutory capital and surplus was $19.9 million. Local statutory net income (loss) was $55.4 million, $(0.8) million and $1.1 million for the years ended December 31, 2016, 2015 and 2014, respectively. The regulatory authorities in Bermuda generally established supervisory solvency requirements. River Lake IV had surplus levels that exceeded local solvency requirements by $19.4 million as of December 31, 2015.

(18) Segment Information

   We operate through two business segments: U.S. Life Insurance and Runoff. Our U.S. Life Insurance segment includes our life insurance and fixed deferred and immediate annuities. Our Runoff segment primarily includes variable annuities, variable life insurance, group variable annuities and institutional products. Corporate and Other activities include other corporate income and expenses not allocated to the segments.

   We use the same accounting policies and procedures to measure segment income
(loss) and assets as we use to measure our consolidated net income (loss) and assets. Segment income represents the basis on which the performance of our business is assessed by management.

   See note 1 for further discussion of our principal product lines within the aforementioned segments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2016:

                                                               U.S. Life            Corporate
(Amounts in millions)                                          Insurance   Runoff   and Other Consolidated
---------------------                                          ---------  --------  --------- ------------
Premiums...................................................... $    13.2  $    0.4  $     --   $    13.6
Net investment income.........................................     655.8      21.7       9.0       686.5
Net investment gains (losses).................................      52.0     (10.6)    (14.5)       26.9
Policy fees and other income..................................   1,310.2     129.4       4.6     1,444.2
                                                               ---------  --------  --------   ---------
   Total revenues.............................................   2,031.2     140.9      (0.9)    2,171.2
                                                               ---------  --------  --------   ---------
Benefits and other changes in policy reserves.................   1,062.4      36.0        --     1,098.4
Interest credited.............................................     299.9       5.5        --       305.4
Acquisition and operating expenses, net of deferrals..........     493.9      43.6       5.1       542.6
Amortization of deferred acquisition costs and intangibles....     264.9      33.9        --       298.8
Interest expense..............................................      39.4        --      (0.2)       39.2
                                                               ---------  --------  --------   ---------
   Total benefits and expenses................................   2,160.5     119.0       4.9     2,284.4
                                                               ---------  --------  --------   ---------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................    (129.3)     21.9      (5.8)     (113.2)
Provision (benefit) for income taxes..........................     (41.2)      2.8       3.8       (34.6)
                                                               ---------  --------  --------   ---------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................     (88.1)     19.1      (9.6)      (78.6)
Equity in net income of unconsolidated subsidiary.............        --        --      37.5        37.5
                                                               ---------  --------  --------   ---------
Net income (loss)............................................. $   (88.1) $   19.1  $   27.9   $   (41.1)
                                                               =========  ========  ========   =========
Total assets.................................................. $23,549.9  $8,459.5  $1,229.2   $33,238.6
                                                               =========  ========  ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2015:

                                                               U.S. Life            Corporate
(Amounts in millions)                                          Insurance   Runoff   and Other Consolidated
---------------------                                          ---------  --------  --------- ------------
Premiums...................................................... $   539.4  $    1.5  $     --   $   540.9
Net investment income.........................................     685.8      18.7       1.9       706.4
Net investment gains (losses).................................      (7.5)    (69.8)      2.5       (74.8)
Policy fees and other income..................................     653.4     146.3       4.4       804.1
                                                               ---------  --------  --------   ---------
   Total revenues.............................................   1,871.1      96.7       8.8     1,976.6
                                                               ---------  --------  --------   ---------
Benefits and other changes in policy reserves.................   1,159.8      36.0        --     1,195.8
Interest credited.............................................     313.3       5.6        --       318.9
Acquisition and operating expenses, net of deferrals..........     219.4      49.3       6.1       274.8
Amortization of deferred acquisition costs and intangibles....     633.5      36.6        --       670.1
Interest expense..............................................      94.4        --        --        94.4
                                                               ---------  --------  --------   ---------
   Total benefits and expenses................................   2,420.4     127.5       6.1     2,554.0
                                                               ---------  --------  --------   ---------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................    (549.3)    (30.8)      2.7      (577.4)
Benefit for income taxes......................................    (193.9)    (15.8)     (1.5)     (211.2)
                                                               ---------  --------  --------   ---------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................    (355.4)    (15.0)      4.2      (366.2)
Equity in net income of unconsolidated subsidiary.............        --        --      18.4        18.4
                                                               ---------  --------  --------   ---------
Net income (loss)............................................. $  (355.4) $  (15.0) $   22.6   $  (347.8)
                                                               =========  ========  ========   =========
Total assets.................................................. $25,927.9  $8,846.3  $1,477.2   $36,251.4
                                                               =========  ========  ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following is a summary of our segments and Corporate and Other activities for the year ended December 31, 2014:

                                                               U.S. Life         Corporate
(Amounts in millions)                                          Insurance Runoff  and Other Consolidated
---------------------                                          --------- ------  --------- ------------
Premiums...................................................... $  627.8  $  3.4    $  --     $  631.2
Net investment income.........................................    675.2    19.1      0.3        694.6
Net investment gains (losses).................................     32.0   (60.7)     0.6        (28.1)
Policy fess and other income..................................    643.3   164.1      4.4        811.8
                                                               --------  ------    -----     --------
   Total revenues.............................................  1,978.3   125.9      5.3      2,109.5
                                                               --------  ------    -----     --------
Benefits and other changes in policy reserves.................  1,097.8    35.6       --      1,133.4
Interest credited.............................................    306.7     6.6       --        313.3
Acquisition and operating expenses, net of deferrals..........    221.3    55.1      5.6        282.0
Amortization of deferred acquisition costs and intangibles....    144.2    47.7       --        191.9
Goodwill impairment...........................................    303.9      --       --        303.9
Interest expense..............................................     90.0      --     (0.5)        89.5
                                                               --------  ------    -----     --------
   Total benefits and expenses................................  2,163.9   145.0      5.1      2,314.0
                                                               --------  ------    -----     --------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................   (185.6)  (19.1)     0.2       (204.5)
Provision (benefit) for income taxes..........................     44.5   (23.5)    (9.5)        11.5
                                                               --------  ------    -----     --------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................   (230.1)    4.4      9.7       (216.0)
Equity in net income of unconsolidated subsidiary                    --      --      1.2          1.2
                                                               --------  ------    -----     --------
Net income (loss)............................................. $ (230.1) $  4.4    $10.9     $ (214.8)
                                                               ========  ======    =====     ========

(19) Commitments and Contingencies

   (a) Litigation and Regulatory Matters

   We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships and securities lawsuits. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations.

   In Lehman Brothers Special Financing, Inc. v. Bank of America National Association, et al, in U.S. Bankruptcy Court, Southern District of New York, Lehman Brothers Special Financing, Inc. ("LBSF") seeks to recover from GLAIC, as a noteholder defendant, sums it received from a collateralized debt obligation ("CDO") note following the bankruptcy of Lehman Brothers Holdings, Inc. ("LBHI"), alleging that GLAIC and other unrelated noteholders (the "Defendant Group") were not entitled to the amounts received. On June 28, 2016, the court granted GLAIC's motion to dismiss. The court's order became final and appealable on January 24, 2017. LBSF filed a notice of appeal on February 6, 2017. We intend to vigorously defend the dismissal of the action.

   The West Virginia treasurer's office sued GLIC, GLAIC as well as other life insurers licensed in West Virginia regarding alleged violations of unclaimed property requirements for West Virginia policies. GLIC and GLAIC elected to participate in the early alternative dispute resolution procedure outlined in the trial court's post remand case management order and a first meeting to mediate the matter was held on February 1, 2017. Additionally, other state regulators have made inquiries on this topic. In particular, GLIC, GLAIC and GLICNY are currently being examined by Delaware's Department of Finance, which has retained a third-party firm, Kelmar, to examine GLAIC, GLIC and GLICNY and Genworth. There have been other inquiries on this topic from state regulators. We continue to cooperate with respect to these reviews, exams and investigations as appropriate.

   At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. Except as disclosed above, we also are not able to provide an estimate or range of reasonably possible losses related to these matters. Therefore, we cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to additional unrelated investigations and lawsuits. Increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

   (b) Commitments

   As of December 31, 2016, we were committed to fund $6.0 million in limited partnership investments, $21.9 million in U.S. commercial mortgage loan investments and $13.1 million in private placement investments.

   (c) Guarantees

   We guaranteed the payment of certain structured settlement benefits sold by Assigned Settlement, Inc., our wholly-owned subsidiary, from March 2004 through December 2005 which was funded by products of our parent and one of our affiliates. The structured settlement reserves related to this guarantee were $249.5 million as of December 31, 2016.

(20) Investment in Unconsolidated Subsidiary

   Our investment in GLICNY is recorded under the equity method of accounting. As of December 31, 2016 and 2015, the carrying value of our investment in GLICNY was $672.4 million and $613.1 million, respectively, and was included in other invested assets.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The tables below provide summarized financial information for GLICNY:

                                            As of December 31,
                                            -------------------
                (Amounts in millions)         2016      2015
                ---------------------       --------- ---------
                Total assets............... $11,762.3 $11,534.0
                Total liabilities.......... $ 9,813.3 $ 9,757.0
                Total stockholders' equity. $ 1,949.0 $ 1,777.0

                                          Years ended December 31,
                                          ------------------------
                  (Amounts in millions)    2016     2015    2014
                  ---------------------    ------  ------  ------
                  Net investment income.. $326.8   $321.1  $324.1
                  Total revenues......... $635.2   $564.0  $586.1
                  Net income............. $108.7   $ 53.3  $  3.6

(21) Changes in Accumulated Other Comprehensive Income (Loss)

   The following tables show the changes in accumulated other comprehensive income (loss), net of taxes, by component as of and for the periods indicated:

                                              Net
                                           unrealized
                                           investment    Derivatives
                                             gains      qualifying as
   (Amounts in millions)                  (losses)/(1)/  hedges/(2)/   Total
   ---------------------                  ------------  ------------- ------
   Balances as of January 1, 2016........    $177.7         $68.3     $246.0
      OCI before reclassifications.......      64.2           6.0       70.2
      Amounts reclassified from (to) OCI.       0.2          (1.8)      (1.6)
                                             ------         -----     ------
      Current period OCI.................      64.4           4.2       68.6
                                             ------         -----     ------
   Balances as of December 31, 2016......    $242.1         $72.5     $314.6
                                             ======         =====     ======

--------
/(1) /Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
     See note 3 for additional information.
/(2) /See note 4 for additional information.

                                             Net
                                          unrealized
                                          investment    Derivatives
                                            gains      qualifying as
  (Amounts in millions)                  (losses)/(1)/  hedges/(2)/   Total
  ---------------------                  ------------  ------------- -------
  Balances as of January 1, 2015........   $ 400.6         $63.6     $ 464.2
     OCI before reclassifications.......    (216.2)          5.3      (210.9)
     Amounts reclassified from (to) OCI.      (6.7)         (0.6)       (7.3)
                                           -------         -----     -------
     Current period OCI.................    (222.9)          4.7      (218.2)
                                           -------         -----     -------
  Balances as of December 31, 2015......   $ 177.7         $68.3     $ 246.0
                                           =======         =====     =======

--------
/(1) /Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
     See note 3 for additional information.
/(2) /See note 4 for additional information.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                             Net
                                          unrealized
                                          investment    Derivatives
                                            gains       qualifying
  (Amounts in millions)                  (losses)/(1)/ as hedges/(2)/  Total
  ---------------------                  ------------  -------------  ------
  Balances as of January 1, 2014........    $154.4         $19.5      $173.9
     OCI before reclassifications.......     260.8          44.1       304.9
     Amounts reclassified from (to) OCI.     (14.6)           --       (14.6)
                                            ------         -----      ------
     Current period OCI.................     246.2          44.1       290.3
                                            ------         -----      ------
  Balances as of December 31, 2014......    $400.6         $63.6      $464.2
                                            ======         =====      ======

--------
/(1) /Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
     See note 3 for additional information.
/(2) /See note 4 for additional information.

The following table shows reclassifications out of accumulated other comprehensive income (loss), net of taxes, for the periods presented:

                                           Amount reclassified from accumulated
                                           other comprehensive income (loss)
                                           ------------------------------------
                                           Years ended December 31,                  Affected line item in the
                                           ------------------------------------       consolidated statements
(Amounts in millions)                       2016        2015         2014                  of operations
---------------------                        -----       ------       ------    -------------------------------------
Net unrealized investment (gains) losses:
   Unrealized (gains) losses on
     investments/(1)/..................... $ 0.3       $(10.3)      $(22.4)        Net investment (gains) losses
   (Provision) benefit for income taxes...  (0.1)         3.6          7.8      (Provision) benefit for income taxes
                                             -----       ------       ------
   Total.................................. $ 0.2       $ (6.7)      $(14.6)
                                             =====       ======       ======
Derivatives qualifying as hedges:
   Investment in unconsolidated                                                       Equity in net income of
     subsidiary........................... $(2.7)      $ (0.9)      $ (0.2)          unconsolidated subsidiary
   (Provision) benefit for income taxes...   0.9          0.3          0.2      (Provision) benefit for income taxes
                                             -----       ------       ------
   Total.................................. $(1.8)      $ (0.6)      $   --
                                             =====       ======       ======

--------
/(1)/Amounts exclude adjustments to DAC, PVFP, sales inducements and benefit reserves.

(22) Sale of Business

   In 2016, Genworth completed the sale of its term life insurance new business platform to Pacific Life Insurance Company. The sale primarily included a building we owned in Lynchburg, Virginia and software. We received cash proceeds of $18.0 million and recorded a pre-tax gain of approximately
$1.0 million related to this sale.

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

   (a) Financial Statements

   All required financial statements are included in Part B of this Registration Statement.

   (b) Exhibits

 (1)(a) Resolution of the Board of Directors of GE Life and Annuity Assurance
        Company authorizing the GE Life & Annuity Separate Account 7.
        Previously filed on April 20, 2006 with the initial Registration
        Statement on Form N-4 to Genworth Life & Annuity VA Separate Account
        2, File No. 333-133425, and incorporated herein.

 (1)(b) Resolution of Board of Directors of GE Life and Annuity Assurance
        Company authorizing the change in name of GE Life & Annuity Separate
        Account 7 to Genworth Life & Annuity VA Separate Account 2.
        Previously filed on April 20, 2006 with the initial Registration
        Statement on Form N-4 to Genworth Life & Annuity VA Separate Account
        2, File No. 333-133425, and incorporated herein.

 (2)    Not applicable.

 (3)(a) Underwriting Agreement between Genworth Life and Annuity Insurance
        Company and Capital Brokerage Corporation. Previously filed on July
        28, 2006 with Pre-Effective Amendment No. 1 on Form N-4 to Genworth
        Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

 (3)(b) Form of Dealer Sales Agreement. Previously filed on July 28, 2006 with Pre-Effective Amendment No. 1 on Form N-4 to Genworth Life &
        Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

 (4)(a) Form of contract. Previously filed on April 20, 2006 with the initial
        Registration Statement on Form N-4 to Genworth Life & Annuity VA
        Separate Account 2, File No. 333-133425, and incorporated herein.

 (4)(b) Form of Commutation of Monthly Income Endorsement. Previously Filed on April 25, 2008 with Post-Effective Amendment No. 2 on Form N-4 to
        Genworth Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

 (5)    Form of Application. Previously filed on July 28, 2006 with
        Pre-Effective Amendment No. 1 on Form N-4 to Genworth Life & Annuity
        VA Separate Account 2, File No. 333-133425, and incorporated herein.

 (6)(a) Amended and Restated Articles of Incorporation of Genworth Life and
        Annuity Insurance Company. Previously filed on January 3, 2006 with
        Post-Effective Amendment No. 23 on Form N-4 to Genworth Life &
        Annuity VA Separate Account 1, File No. 333-63531, and incorporated herein.

 (6)(b) By-Laws of Genworth Life and Annuity Insurance Company. Previously filed on January 3, 2006 with Post-Effective Amendment No. 23 on Form
        N-4 to Genworth Life & Annuity VA Separate Account 1, File No.
        333-63531, and incorporated herein.

 (7)    Not applicable.

 (8)    Participation Agreement among Genworth Life and Annuity Insurance
        Company, GE Investments Funds, Inc. and GE Investments Distributors,
        Inc. Previously filed on April 23, 2007 with Post-Effective Amendment
        No. 1 on Form N-4 to Genworth Life & Annuity VA Separate Account 2,
        File No. 333-133425, and incorporated herein.

 (8)(a) Amendment to Fund Participation Agreement between GE Investments
        Funds, Inc. and Genworth Life and Annuity Insurance Company.
        Previously filed on April 27, 2011 with Post-Effective Amendment No.
        6 on Form N-4 to Genworth Life & Annuity VA Separate Account 2, File
        No. 333-133425, and incorporated herein.

 (9) Opinion and Consent of Michael D. Pappas, Counsel for Genworth Life and Annuity Insurance Company. Filed herewith.

 (10) Consents of Independent Registered Public Accounting Firm. Filed herewith.

 (11)   Not applicable.

 (12)   Not applicable.

 (13)   Power of Attorney. Filed herewith.



Item 25.  Directors and Officers of the Depositor



Name                      Positions and Offices with Depositor
----                      ------------------------------------
David O'Leary             Director, President and Chief Executive Officer
Thomas J. McInerney(1)    Director, Chairperson of the Board and Senior Vice President
Paul A. Haley             Director and Senior Vice President
Daniel J. Sheehan, IV(2)  Director, Senior Vice President and Chief Investment Officer
Gregory S. Karawan        Director
John G. Apostle, II(1)    Vice President and Chief Compliance Officer
Thomas E. Duffy           Senior Vice President, General Counsel and Secretary
Jeffrey S. Wright         Senior Vice President and Chief Financial Officer
Matthew P. Keppler        Senior Vice President and Chief Actuary
Elena K. Edwards          Senior Vice President
Kelly L. Groh(1)          Senior Vice President
Matthew D. Farney(1)      Vice President and Controller
Lisa J. Baldyga(1)        Treasurer


   The principal business address for those listed above is Genworth Life and Annuity Insurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.

   (1) The principal business address is Genworth Financial, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.

   (2) The principal business address is Genworth Financial, Inc., 3001 Summer Street, Stamford, Connecticut 06905.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

                                  [FLOW CHART]



Item 27.  Number of Contract Owners


   There were four Qualified Contracts and one Non-Qualified Contract issued as of March 15, 2017.


Item 28.  Indemnification

   Sections 13.1-876 and 13.1-881 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation's best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Genworth Life and Annuity Insurance Company's Articles of Incorporation provide that Genworth Life and Annuity Insurance Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of Genworth Life and Annuity Insurance Company against any liability incurred by him or her in connection with such proceeding, unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of Genworth Life and Annuity Insurance Company, Genworth Life and Annuity Insurance Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of Genworth Life and Annuity Insurance Company, or is or was serving at the request of Genworth Life and Annuity Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                                    *  *  *

Item 29.  Principal Underwriters

   (a) Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through Genworth Life & Annuity VL Separate Account 1, Genworth Life & Annuity VA Separate Account 1, Genworth Life & Annuity VA Separate Account 2, Genworth Life & Annuity VA Separate Account 3, and Genworth Life & Annuity VA Separate Account 4.

   (b) Management


       Name                Address          Positions and Offices with Underwriter
       ----                -------          --------------------------------------
Paul A. Haley....... 6610 W. Broad St.    Director, Chairperson of the Board,
                     Richmond, VA 23230   President and Chief Executive Officer
John G. Apostle, II. 6620 W. Broad St.    Director
                     Richmond, VA 23230
Scott R. Reeks...... 6610 W. Broad St.    Director and Senior Vice President
                     Richmond, VA 23230
Thomas E. Duffy..... 6610 W. Broad St.    Director and Vice President
                     Richmond, VA 23230
James J. Namorato... 6620 West Broad St.  Senior Vice President and Chief Compliance
                     Richmond, VA 23230   Officer
Vidal J. Torres, Jr. 6620 W. Broad St.    Vice President and Secretary
                     Richmond, VA 23230
Lisa J. Baldyga..... 6620 W. Broad St.    Vice President and Treasurer
                     Richmond, VA 23230
Bonnie C. Turner.... 6610 West Broad St.  Financial & Operations Principal
                     Richmond, VA 23230

                                     (2)
            (1)                Net Underwriting       (3)            (4)
          Name of               Discounts and     Compensation    Brokerage      (5)
    Principal Underwriter        Commissions     on Redemption   Commissions Compensation
    ---------------------      ----------------   -------------  ----------- ------------
Capital Brokerage Corporation. Not Applicable    Not Applicable      0.0%         $0

Item 30.  Location of Accounts and Records

   All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by Genworth Life and Annuity Insurance Company at 6610 West Broad Street, Richmond, Virginia 23230.

Item 31.  Management Services

   Not applicable.

Item 32.  Undertakings

   (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Genworth Life and Annuity Insurance Company at the address or phone number listed in the prospectus.

  STATEMENT PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940.

   (d) Genworth Life and Annuity Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Genworth Life and Annuity Insurance Company.

  STATEMENT PURSUANT TO RULE 6c-7 OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company offers and will offer Contracts to participants in the Texas Optional Retirement Program. In connection therewith, Genworth Life and Annuity Insurance Company and Genworth Life & Annuity VA Separate Account 2 rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs (a)-(d) of the Rule have been or will be complied with.

  SECTION 403(B) OF THE INTERNAL REVENUE CODE REPRESENTATIONS

   Genworth Life and Annuity Insurance Company represents that in connection with its offering of Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES


   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 26th day of April 2017.


                                   GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2
                                     (Registrant)

                                   By:             /s/  PAUL A. HALEY
                                         -----------------------------------------
                                                      Paul A. Haley
                                                  Senior Vice President

                                   GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                                     (Depositor)

                                   By:             /s/  PAUL A. HALEY
                                         -----------------------------------------
                                                      Paul A. Haley
                                                  Senior Vice President

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


           Name                          Title                   Date
            ----                         -----                   ----

    /s/  DAVID O'LEARY*      Director, President and Chief  April 26, 2017
       David O'Leary           Executive Officer

/s/  DANIEL J. SHEEHAN, IV*  Director, Senior Vice          April 26, 2017
   Daniel J. Sheehan, IV       President and Chief
                               Investment Officer

    /s/  PAUL A. HALEY       Director and Senior Vice       April 26, 2017
       Paul A. Haley           President

 /s/  GREGORY S. KARAWAN*    Director                       April 26, 2017
    Gregory S. Karawan

 /s/  THOMAS J. MCINERNEY*   Director, Chairperson of the   April 26, 2017
    Thomas J. McInerney        Board and Senior Vice
                               President

  /s/  JEFFREY S. WRIGHT*    Senior Vice President and      April 26, 2017
     Jeffrey S. Wright         Chief Financial Officer

  /s/  MATTHEW D. FARNEY*    Vice President and Controller  April 26, 2017
     Matthew D. Farney





*By:  /s/  PAUL A. HALEY  , pursuant to Power of                 April 26, 2017
        Paul A. Haley       Attorney executed on March 31, 2017.